UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017
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W&R Target Funds, Inc.
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(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2006

Asset Strategy Portfolio

Balanced Portfolio

Bond Portfolio

Core Equity Portfolio

Dividend Income Portfolio

Energy Portfolio

Global Natural Resources Portfolio

Growth Portfolio

High Income Portfolio

International Growth Portfolio

International Value Portfolio

Limited-Term Bond Portfolio

Micro Cap Growth Portfolio

Mid Cap Growth Portfolio

Money Market Portfolio

Mortgage Securities Portfolio

Real Estate Securities Portfolio

Science and Technology Portfolio

Small Cap Growth Portfolio

Small Cap Value Portfolio

Value Portfolio

3	President's Letter
5	Illustration of Portfolio Expenses
15	Asset Strategy Portfolio
31	Balanced Portfolio
48	Bond Portfolio
66	Core Equity Portfolio
79	Dividend Income Portfolio
92	Energy Portfolio
103	Global Natural Resources Portfolio
118	Growth Portfolio
131	High Income Portfolio
151	International Growth Portfolio
166	International Value Portfolio
181	Limited-Term Bond Portfolio
194	Micro Cap Growth Portfolio
207	Mid Cap Growth Portfolio
220	Money Market Portfolio
234	Mortgage Securities Portfolio
250	Real Estate Securities Portfolio
262	Science and Technology Portfolio
275	Small Cap Growth Portfolio
288	Small Cap Value Portfolio
302	Value Portfolio
315	Notes to Financial Statements
337	Report of Independent Registered Public Accounting Firm
338	Directors and Officers
344	Renewal of Investment Management Agreement
356	Annual Privacy Notice
358	Proxy Voting Information
359	Quarterly Portfolio Schedule Information

President's Letter
      December 31, 2006

DEAR SHAREHOLDER:

More than half of the first decade of the 21st century is now history. We feel times are better than most realize, and we are pleased to report that stock markets around the globe generally provided excellent returns this past calendar year. Bond markets also provided solid returns. Concerns regarding inflation, energy prices, housing weakness and negative geopolitical developments all failed to prove problematic.

Enclosed is our report on your W&R Target portfolio's operations for the 12 months ended December 31, 2006. This past calendar year the S&P 500 Index advanced 15.8 percent, led by a 32.3 percent rise in telecommunications stocks. Energy stocks were volatile as the price of oil gyrated this past spring and summer, but still finished the calendar year with an exceptional 20.3 percent gain.

Good news overpowered investor anxiety

There was much fear and anxiety in global stock and bond markets in early summer as gasoline prices spiked. Doubts persisted about the strength of U.S. corporate earnings and the Federal Reserve Board's new chairman's policy intentions. However, by early autumn, negative investor sentiment dissipated and energy prices receded. Investors benefited from a significant amount of good news, including:

  the Federal Reserve stopped raising short-term interest rates oil prices dropped more than $20 a barrel from its high
  corporate profits growth remained strong
  global merger and acquisition activity became brisk and
  geopolitical issues lessened somewhat.

Over the longer term, we think the cost of energy is on an upward path. We feel that there's just too much long-term global demand relative to known reserves, especially in rapidly growing countries such as China and India. Also, our appetite for hydrocarbons in the U.S. remains voracious. Global weather patterns were calmer in 2006, but we feel there are still long-term risks to oil and gas supplies from the wrath of both nature and political extremism.

Beginning with this report period, we have added a new Economic Snapshot chart that highlights some selected U.S. economic indicators. As you can see, there's much to be thankful for, as well as a strong case for optimism about the future. Compared to a year earlier, a smaller percentage of people in the U.S. are unemployed. Inflation is lower. The cost of financing a home is lower and overall economic growth is healthy. Despite much volatility, a barrel of oil finished 2006 at almost exactly the same price as a year earlier.

Economic Snapshot
	12/31/06	12/31/05

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.50%	3.40%
U.S. GDP	3.50%	3.10%
30-year fixed mortgage rate	6.16%	6.22%
Oil price per barrel	$61.05	$61.04

Sources: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

We believe the potential for continued global economic growth is just as good. Since 2002, profits for companies in the S&P 500 are up significantly more than are S&P 500 share prices. Stock valuations generally appear reasonable in our opinion, especially given low current U.S. interest rate levels. We see a solid path ahead for diversified investors in 2007. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

In 2007, we mark our organization's 70th anniversary, and 20 years since the founding of the first W&R Target portfolio. With nearly 900 employees at our expanding Kansas City area home office, and a network of financial advisors nationwide, we have deep resources focused on helping you achieve your long-term financial goals. As investment managers, we are committed to offering you a financial planning philosophy that emphasizes participation in positive markets as well as an effort to manage against risk. In an effort to accomplish this, we have a research culture focused on fundamental excellence.

Thank you for your continued confidence in us as long-term stewards of your investments.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of W&R Target Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Portfolio Expenses

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2006.

Actual Expenses

The first line in the following tables provides information about actual investment values and actual expenses. You may use the information in this line, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical investment values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Asset Strategy Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,038.30	1.03%	$5.30
Based on 5% Return (2)	$1,000	$1,020.03	1.03%	$5.25

See Footnotes on page 9.

Balanced Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,070.50	1.00%	$5.28
Based on 5% Return (2)	$1,000	$1,020.15	1.00%	$5.15

Bond Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,046.50	0.84%	$4.30
Based on 5% Return (2)	$1,000	$1,021.00	0.84%	$4.24

Core Equity Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,072.80	0.98%	$5.18
Based on 5% Return (2)	$1,000	$1,020.25	0.98%	$5.05

Dividend Income Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,066.50	1.05%	$5.48
Based on 5% Return (2)	$1,000	$1,019.90	1.05%	$5.35

Energy Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$980.30	0.62%	$3.07
Based on 5% Return (2)	$1,000	$1,022.07	0.62%	$3.13

Global Natural Resources Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,046.30	1.46%	$7.47
Based on 5% Return (2)	$1,000	$1,017.87	1.46%	$7.37

Growth Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,041.30	0.98%	$5.10
Based on 5% Return (2)	$1,000	$1,020.25	0.98%	$5.05

High Income Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,065.00	0.92%	$4.85
Based on 5% Return (2)	$1,000	$1,020.55	0.92%	$4.75

International Growth Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,133.30	1.19%	$6.40
Based on 5% Return (2)	$1,000	$1,019.20	1.19%	$6.06

International Value Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,175.40	1.18%	$6.42
Based on 5% Return (2)	$1,000	$1,019.28	1.18%	$5.96

Limited-Term Bond Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,033.60	0.84%	$4.27
Based on 5% Return (2)	$1,000	$1,020.98	0.84%	$4.24

Micro Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,101.40	1.32%	$7.04
Based on 5% Return (2)	$1,000	$1,018.55	1.32%	$6.76

Mid Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,059.90	1.23%	$6.39
Based on 5% Return (2)	$1,000	$1,019.00	1.23%	$6.26

Money Market Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,023.80	0.76%	$3.85
Based on 5% Return (2)	$1,000	$1,021.38	0.76%	$3.84

Mortgage Securities Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,047.90	0.93%	$4.81
Based on 5% Return (2)	$1,000	$1,020.50	0.93%	$4.75

Real Estate Securities Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,161.00	1.29%	$7.02
Based on 5% Return (2)	$1,000	$1,018.71	1.29%	$6.56

Science and Technology Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,074.40	1.17%	$6.12
Based on 5% Return (2)	$1,000	$1,019.29	1.17%	$5.96

Small Cap Growth Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,029.80	1.15%	$5.89
Based on 5% Return (2)	$1,000	$1,019.42	1.15%	$5.86

Small Cap Value Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,105.70	1.18%	$6.32
Based on 5% Return (2)	$1,000	$1,019.24	1.18%	$6.06

Value Portfolio Expenses
For the Six Months Ended December 31, 2006	Beginning Investment Value 6-30-06	Ending Investment Value 12-31-06	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Portfolio Return(1)	$1,000	$1,136.70	1.01%	$5.45
Based on 5% Return (2)	$1,000	$1,020.12	1.01%	$5.15

*Portfolio expenses are equal to the Portfolio's annualized expense ratio (provided in the table), multiplied by the average investment value over the period, multiplied by 184 days in the six-month period ended December 31, 2006, and divided by 365.

(1)This line uses the Portfolio's actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The "Ending Investment Value" shown is computed using the Portfolio's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This line uses a hypothetical 5% annual return and actual Portfolio expenses. It helps to compare the Portfolio's ongoing costs with other mutual funds. A shareholder can compare the Portfolio's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only.

Managers' Discussion of Asset Strategy Portfolio
      December 31, 2006

Below, Michael L. Avery and Daniel J. Vrabac, portfolio managers of the W&R Target Funds, Inc. - Asset Strategy Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2006.

They each have 28 years of industry experience and have managed the Portfolio for 10 years. Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio rose 20.15 percent for the 12 months ended Dec. 31, 2006. This was more than the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks), which climbed 15.80 percent for the same period, and substantially more than the Citigroup Broad Investment Grade Index (generally reflecting the performance of the bond market), which increased 4.33 percent. Cash, as represented by the Citigroup Short-Term Index for 1-Month Certificates of Deposit, returned 5.15 percent for the period. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

The Portfolio's peer group, the Lipper Variable Annuity Flexible Portfolio Funds Universe Average (reflecting a group of funds that invest in a mix of asset classes), rose 10.31 percent for the 12 months ended Dec. 31, 2006.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
SHORT	INTER- MEDIATE	LONG
			HIGH	CREDIT QUALITY
	X		MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

An exceptional year

We are pleased to have provided exceptional results that were nearly double the return of our peer group this past fiscal year. While we think we have positioned the Portfolio well for the months ahead, we wish to start off our discussion by saying it would be very unrealistic to expect us to continuously deliver such outstanding relative performance in the future.

This past year we enjoyed a unique combination of favorable circumstances that allowed us to both capitalize on market volatility in the first half of the year and position the Portfolio throughout the fiscal period to benefit from ongoing global economic rebalancing, an investment theme that we plan to continue to focus on in the year ahead.

Helping our success was that early in the second quarter of 2006, we increased the Portfolio's cash position to 27 percent and reduced our exposure to sectors that we thought were particularly vulnerable. Then following the market's sharp decline in the spring, we put a substantial amount of cash assets to work by:

1. buying some securities that we had sold at higher prices
2. balancing positions that we liked and
3. taking on some new positions.

For the year as a whole, we increased our exposure to Asia on our belief that the long-term outlook in that part of the world remains relatively better.

A review of markets

Within the bond world, the U.S. Treasury market has been busy discounting lower growth ahead, as the 10-year yield has dropped from its peak of 5.25 percent in June 2006 to about 4.50 percent at year's end. However, credit spreads (the extra yield an investor gets for taking on more risk) have continued to decline - implying investors in the riskier bond markets beyond U.S. Treasuries are not at all concerned about a U.S. or global economic slowdown. We think "priced for perfection" is an apt description of current bond markets beyond U.S. Treasuries.

Equity markets seemed to follow a similar path, with investors minimizing what we are now seeing as signs of trouble on the horizon. Overall, 2006 was a volatile, but very profitable year for global stock markets. Although there was much fear and anxiety this past spring, negative sentiment dissipated as U.S. investors benefited from a triple dose of good news since June:

  the Federal Reserve stopped raising interest rates
  oil prices dropped more than $20 a barrel from its high and global merger and acquisition (M&A) activity became brisk

Our first half was more robust than the second

Compared to a year earlier, most of our Top Ten Equity Holdings (at Dec. 31, 2006) were again international firms, but with less emphasis on mining firms and more emphasis on global financial services firms. One equity disappointment we had during the course of the year was in biotechnology, where we sold off a firm that had been one of our largest holdings a year ago. We also reduced our weighting in gold mining firms.

From an asset allocation standpoint, our results during the second half of the fiscal year were mixed. While we knew that rapidly falling energy prices beginning in late summer would have a positive effect on U.S. consumer spending, we did not anticipate the full strength of the U.S. equity market rally that began in the third quarter and carried through to nearly the end of the calendar year.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Country	Change in weighting

Baker Hughes Incorporated	United States	New to Top 10
Chicago Mercantile Exchange Holdings Inc.	United States	Increased
Deutsche Boerse AG	Germany	New to Top 10
Exxon Mobil Corporation	United States	Decreased
Goldcorp Inc.	Canada	New to Top 10
Nintendo Co., Ltd.	Japan	New to Top 10
Toyota Motor Corporation	Japan	Decreased
Transocean Inc.	Cayman Islands	New to Top 10
UBS AG	Switzerland	New to Top 10
Veolia Environment	France	Decreased

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Samsung Electronics Co., Ltd. and Schlumberger Limited. Four Top 10 Equity Holdings at 12-31-05 were eliminated from the Portfolio during the fiscal period: Companhia Vale do Rio Doce, ADR, Kabushiki Kaisha Mitsubishi Tokyo Financial Group, Gilead Sciences, Inc. and Rio Tinto plc. For more information on the Portfolio's most currently reported Top 10 Equity Holdings, see the Portfolio's current fund fact sheet available from your advisor.

Our outlook

Our own view is less optimistic than the consensus on the U.S. economy for 2007. GDP growth momentum has slowed significantly since the first quarter of 2006. Furthermore, we believe that potential U.S. growth has slowed meaningfully. The list of reasons includes, but is not limited to:

1) lower investment spending over the past several years resulting in lower productivity growth
2) changes in the U.S. work force
3) a huge and expanding debt burden for the U.S. government and consumers and
4) a potential renewal of higher energy prices.

Global rebalancing means that we expect better economic growth in the emerging economies of the world versus the developed economies. We think this growth will be driven by the following factors - high savings rates, rapid increases in per capita income and ownership of a significant amount of the world's natural resources. We believe that the next big step in the rebalancing involves stronger domestic growth in the emerging economies, which we think will be fueled by higher domestic investment (supported by those high savings levels) and higher consumption (supported by the gains in per capita income).

Given this theme, we continue to focus on those companies which we feel will supply the resources, products, and management expertise required to grow the infrastructure of the emerging economies. Second, we are seeking out companies which we believe will benefit from the rise in emerging economies' domestic consumption and strong savings. This includes not just consumer goods like mobile telephones, but also services like travel and banking.

While we expect the global rebalancing theme to continue for many years, we also need to be cognizant of valuation. We believe caution is warranted for the months ahead. In our view, a healthy cash position along with strategic, focused investments in the global rebalancing theme will do more to reward investors over the next few years than the "throw caution to the wind" approach that the markets now seem to be taking. To supplement our cash position we maintain a sizable non-U.S. dollar currency exposure. Generally speaking, when the reported economic numbers in the U.S. appear to weaken, the dollar has sold off considerably. We anticipate this pattern may continue.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

W&R Target Asset Strategy Porfolio(1)	$33,122
S&P 500 Index	$22,444
Citigroup Broad Investment Grade Index	$18,356
Citigroup Short-Term Index for 1 Month Certificates of Deposit	$14,810
Lipper Variable Annuity Flexible Portfolio Funds Universe Average	$21,359

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.
		W&R TARGET ASSET STRATEGY PORTFOLIO	S&P 500 INDEX	CITIGROUP BROAD INVESTMENT GRADE INDEX	CITIGROUP SHORT-TERM INDEX FOR 1 MONTH CERTIFICATES OF DEPOSIT	LIPPER VARIABLE ANNUITY FLEXIBLE PORTFOLIO FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000	10,000	10,000
DEC	1997	11,401	13,329	10,962	10,568	11,801
DEC	1998	12,535	17,155	11,917	11,167	13,117
DEC	1999	15,413	20,769	11,818	11,762	14,347
DEC	2000	18,886	18,862	13,188	12,530	15,465
DEC	2001	17,006	16,616	14,312	13,049	14,972
DEC	2002	17,564	12,943	15,756	13,282	13,744
DEC	2003	19,579	16,660	16,418	13,441	16,611
DEC	2004	22,183	18,474	17,153	13,632	18,278
DEC	2005	27,567	19,382	17,594	14,084	19,363
DEC	2006	33,122	22,444	18,356	14,810	21,359

Average Annual Total Return(2)

1-year period ended 12-31-06	20.15%
5-year period ended 12-31-06	14.26%
10-year period ended 12-31-06	12.72%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF ASSET STRATEGY PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Asset Strategy Portfolio had net assets totaling $602,147,130 invested in a diversified portfolio of:

35.87%	Foreign Common Stocks
23.71%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts
20.70%	Domestic Common Stocks
6.62%	Bullion
5.97%	Other Government Securities
3.63%	United States Government and Government Agency Obligations
2.81%	Foreign Corporate Debt Securities
0.69%	Domestic Corporate Debt Securities

Asset Allocation

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by industry and by country, respectively, as follows:

Stocks	$56.57
Financial Services Stocks	$15.80
Energy Stocks	$9.91
Raw Materials Stocks	$6.99
Consumer Durables Stocks	$5.09
Multi-Industry Stocks	$4.31
Business Equipment and Services Stocks	$3.58
Utilities Stocks	$3.58
Technology Stocks	$2.62
Miscellaneous Stocks	$2.58
Capital Goods Stocks	$2.11
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$23.71
Bonds	$13.10
Other Government Securities	$5.97
United States Government and Government Agency Obligations	$3.63
Corporate Debt Securities	$3.50
Bullion	$6.62

Country Weightings
North America	$29.59
United States	$23.87
Canada	$5.14
Mexico	$0.58
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$23.71
Europe	$17.47
Other Europe (1)	$9.43
Germany	$8.04
Pacific Basin	$17.41
Japan	$6.07
Other Pacific Basin (2)	$5.91
China	$5.43
Bullion	$6.62
Other (3)	$5.20

(1)Includes $2.25 France, $0.33 Luxembourg, $1.38 Netherlands, $0.21 Poland, $0.50 Russia,
      $1.58 Switzerland and $3.18 United Kingdom

(2)Includes $1.15 Hong Kong, $0.30 Malaysia, $2.89 Singapore and $1.57 South Korea

(3)Includes $3.49 Bahamas/Caribbean and $1.71 South America

The Investments of Asset Strategy Portfolio
December 31, 2006
BULLION - 6.62%	Troy Ounces	Value

Gold	62,624	$39,872,435
(Cost: $39,853,774)

COMMON STOCKS	Shares

Aircraft - 0.90%
Boeing Company (The)	61,075	5,425,903

Banks - 2.08%
Bank of China Limited, H Shares (A)(B)*	8,172,000	4,486,127
Kookmin Bank (A)	32,510	2,618,279
Standard Chartered PLC (A)	186,320	5,442,982
		12,547,388
Business Equipment and Services - 3.58%
Ctrip.com International, Ltd.	107,478	6,707,702
Euronext N.V. (A)	70,430	8,320,883
Jacobs Engineering Group Inc.*	62,194	5,071,299
Mitsui & Co., Ltd. (A)	99,000	1,480,778
		21,580,662
Chemicals - Petroleum and Inorganic - 0.97%
Monsanto Company	111,149	5,838,657

Chemicals - Specialty - 0.25%
Mosaic Company*	69,449	1,483,431

Coal - 1.13%
CONSOL Energy Inc.	40,214	1,292,076
Peabody Energy Corporation	135,780	5,486,870
		6,778,946
Communications Equipment - 0.58%
ZTE Corporation, H Shares (A)	755,000	3,474,924

Construction Materials - 0.49%
Comtech Group, Inc.*	161,637	2,938,561

Consumer Electronics - 2.59%
Nintendo Co., Ltd. (A)	46,500	12,073,862
Research In Motion Limited*	27,549	3,522,277
		15,596,139
Electronic Components - 1.14%
Samsung Electronics Co., Ltd. (A)	10,399	6,854,395

Food and Related - 0.24%
Kuala Lumpur Kepong Berhad (A)	272,400	1,042,347
Olam International Limited (A)	309,000	429,125
		1,471,472
Forest and Paper Products - 0.33%
Pentair, Inc.	63,846	2,004,764

Gold and Precious Metals - 4.73%
Agnico-Eagle Mines Limited	229,909	9,481,447
Barrick Gold Corporation	287,036	8,812,005
Goldcorp Inc.	358,517	10,196,214
		28,489,666
Hospital Supply and Management - 0.24%
Wilmar International Limited (A)*	897,000	1,421,164

Insurance - Life - 1.38%
China Life Insurance Company Limited, H Shares (A)	2,434,000	8,308,075

Mining - 1.04%
Arch Coal, Inc.	68,280	2,050,448
Cameco Corporation (A)	60,120	2,433,361
Southern Copper Corporation	33,068	1,782,035
		6,265,844
Motor Vehicles - 2.50%
Suzuki Motor Corporation (A)	126,200	3,563,144
Toyota Motor Corporation (A)	171,900	11,498,038
		15,061,182
Multiple Industry - 4.31%
Focus Media Holding Limited, ADR*	47,495	3,155,093
IOI Corporation Berhad (A)	142,600	743,719
Smiths Group plc (A)	260,269	5,052,703
streetTRACKS Gold Trust*	269,205	17,019,140
		25,970,655
Non-Residential Construction - 1.62%
Fluor Corporation	62,459	5,099,777
Kurita Water Industries Ltd. (A)	214,700	4,636,604
		9,736,381
Petroleum - International - 2.37%
China Petroleum & Chemical Corporation, H Shares (A)	4,528,000	4,191,353
Exxon Mobil Corporation	131,819	10,101,290
		14,292,643
Petroleum - Services - 6.41%
Baker Hughes Incorporated	129,945	9,701,694
Schlumberger Limited	150,292	9,492,443
Transocean Inc.*	129,084	10,441,605
Weatherford International Ltd.*	214,856	8,978,832
		38,614,574
Real Estate Investment Trust - 1.42%
Agile Property Holdings Limited (A)	2,572,000	2,413,844
Hongkong Land Holdings Limited	627,000	2,495,460
Keppel Land Limited (A)	540,000	2,429,340
Sumitomo Realty & Development Co., Ltd. (A)	37,000	1,187,681
		8,526,325
Retail - Specialty Stores - 0.35%
Shimachu Co., Ltd. (A)	72,300	2,096,004

Security and Commodity Brokers - 12.34%
Chicago Mercantile Exchange Holdings Inc.	55,820	28,454,245
Deutsche Borse AG (A)	133,448	24,614,466
Goldman Sachs Group, Inc. (The)	13,728	2,736,677
Singapore Exchange Limited (A)	2,415,000	8,975,061
UBS AG	158,039	9,534,493
		74,314,942
Utilities - Electric - 2.25%
Veolia Environment (A)	175,505	13,529,789

Utilities - Telephone - 1.33%
China Mobile Limited (A)	732,500	6,328,375
Singapore Telecommunications Limited (A)	769,000	1,644,544
		7,972,919

TOTAL COMMON STOCKS - 56.57%		$340,595,405

(Cost: $274,656,409)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Banks - 0.17%
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9-30-09	$1,000	1,027,600

Beverages - 0.31%
Central European Distribution Corporation,
8.0%, 7-25-12 (B)(C)	EUR900	1,283,084
Companhia Brasileira de Bebidas,
10.5%, 12-15-11	$500	605,000
		1,888,084
Construction Materials - 0.10%
Interface, Inc.,
9.5%, 2-1-14	550	577,500

Finance Companies - 0.71%
ALROSA Finance S.A.,
8.125%, 5-6-08	900	925,380
C5 Capital (SPV) Limited,
6.196%, 12-31-49 (B)	1,500	1,495,440
Russian Standard Bank:
7.5%, 10-7-10	600	576,360
7.5%, 10-7-10 (B)	350	337,313
Toyota Motor Credit Corporation,
2.90367%, 1-18-15	1,050	950,302
		4,284,795
Food and Related - 0.32%
Cosan S.A. Industria e Comercio,
9.0%, 11-1-09	1,800	1,912,500

Forest and Paper Products - 0.08%
Sino-Forest Corporation,
9.125%, 8-17-11 (B)	475	513,594

Homebuilders, Mobile Homes - 0.11%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9-28-15	627	639,540

Hospital Supply and Management - 0.13%
US Oncology Holdings, Inc.,
10.675%, 3-15-15	750	770,625

Mining - 0.29%
Vedanta Resources plc,
6.625%, 2-22-10 (B)	1,800	1,777,500

Motion Pictures - 0.13%
Cinemark, Inc.,
0.0%, 3-15-14 (D)	900	772,875

Motor Vehicles - 0.18%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	1,080	1,072,590

Non-Residential Construction - 0.18%
Odebrecht Overseas Ltd.,
11.5%, 2-25-09 (B)	1,000	1,105,000

Railroad - 0.23%
TFM, S.A. de C.V.,
12.5%, 6-15-12	1,270	1,371,600

Utilities - Electric - 0.12%
Compania de Transporte de Energia Electrica en Alta Tension Transener Sociedad Anonima,
9.0%, 12-15-15	702	700,245

Utilities - Telephone - 0.44%
Digicel Limited,
9.25%, 9-1-12 (B)	500	533,750
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1-30-08	1,000	1,036,500
Open Joint Stock Company "Vimpel-Communications",
8.0%, 2-11-10	1,050	1,091,527
		2,661,777

TOTAL CORPORATE DEBT SECURITIES - 3.50%		$21,075,825

(Cost: $20,673,515)

OTHER GOVERNMENT SECURITIES

Argentina - 0.88%
Republic of Argentina (The), GDP-Linked Securities,
0.0%, 12-15-35 (E)	38,400	5,280,000

Germany - 3.95%
Bundesschatzanweisungen Federal Treasury Note,
3.0%, 3-14-08 (C)	EUR18,200	23,777,362

United Kingdom - 1.14%
United Kingdom Treasury:
5.75%, 12-7-09 (C)	GBP2,000	3,980,185
4.75%, 6-7-10 (C)	1,500	2,904,948
		6,885,133

TOTAL OTHER GOVERNMENT SECURITIES - 5.97%		$35,942,495

(Cost: $33,382,172)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Mortgage-Backed Obligations - 1.69%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.5%, 9-15-17	$6,437	996,308
5.0%, 11-15-17	563	76,161
5.0%, 4-15-19	1,131	166,147
5.0%, 4-15-19	553	79,067
5.0%, 2-15-20	1,318	21,827
5.0%, 7-15-21	1,210	71,424
5.0%, 6-15-22	1,046	33,504
5.0%, 7-15-22	4,474	153,926
5.0%, 11-15-22	571	91,067
5.0%, 1-15-23	958	37,808
5.0%, 4-15-23	640	41,347
5.0%, 5-15-23	982	154,084
5.0%, 8-15-23	730	116,207
5.5%, 11-15-23	3,800	276,146
5.5%, 11-15-23	1,821	122,612
5.0%, 9-15-24	1,867	127,518
5.5%, 9-15-24	1,033	68,598
5.5%, 4-15-25	501	43,507
5.5%, 4-15-25	244	32,906
5.0%, 9-15-25	2,599	214,257
5.5%, 10-15-25	2,171	446,272
5.0%, 4-15-26	2,725	223,656
5.0%, 10-15-28	459	90,657
5.5%, 2-15-30	706	82,246
5.0%, 8-15-30	1,403	155,565
5.5%, 3-15-31	1,000	137,925
6.0%, 11-15-35	1,192	277,541
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 11-25-17	1,199	92,211
5.0%, 5-25-22	728	102,733
5.0%, 7-25-23	2,803	496,138
5.0%, 8-25-23	897	147,148
5.5%, 8-25-33	1,688	336,380
5.0%, 11-25-23	1,025	172,838
5.5%, 9-25-25	729	50,074
5.5%, 11-25-25	2,157	137,553
5.0%, 9-25-30	1,220	183,811
5.5%, 4-25-34	2,496	563,045
5.5%, 11-25-36	2,759	749,371
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 1-20-30	2,172	245,515
5.0%, 6-20-31	2,158	281,979
5.5%, 3-20-32	1,185	200,112
5.0%, 7-20-33	560	109,045
5.5%, 11-20-33	2,181	386,871
5.5%, 7-20-35	807	179,970
5.5%, 7-20-35	660	95,771
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 11-15-16	255	256,517
5.5%, 11-15-16	90	90,124
5.5%, 12-15-16	527	529,848
5.5%, 12-15-16	442	444,316
		10,189,653
Treasury Inflation Protected Obligation - 1.94%
United States Treasury Note,
2.0%, 1-15-14 (F)	11,000	11,670,025

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 3.63%		$21,859,678

(Cost: $21,592,595)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.14%	Face Amount in Thousands

Chinese Yuan Renminbi, 5-9-07 (C)	CNY275,200	$263,818
Eurodollar, 1-10-08 (C)	EUR15,900	126,294
Japanese Yen, 1-10-08 (C)	JPY4,770,000	(96,860)
Russian Ruble, 6-25-07 (C)	RUB269,800	254,933
Russian Ruble, 6-25-07 (C)	233,200	(33,232)
Singapore Dollar, 8-21-07 (C)	SGD8,500	104,270
South Korean Won, 4-19-07 (C)	KRW10,500,000	285,811
New Taiwan Dollar, 5-22-07 (C)	TWD175,000	(67,403)
		$837,631

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Beverages - 2.32%
Atlantic Industries (Coca-Cola Company (The)),
5.27%, 1-17-07	$ 4,000	3,990,631
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.26%, 1-10-07	10,000	9,986,850
		13,977,481
Electrical Equipment - 1.65%
Emerson Electric Co.,
5.23%, 1-17-07	10,000	9,976,755

Electronic Components - 2.49%
United Technologies Corporation:
5.3%, 1-3-07	10,000	9,997,056
5.3%, 1- 4-07	5,000	4,997,792
		14,994,848
Finance Companies - 4.08%
Ciesco, LLC,
5.32%, 1-8-07	5,591	5,585,216
PACCAR Financial Corp.:
5.3%, 1-3-07	3,000	2,999,117
5.25%, 1-17-07	6,000	5,986,000
Prudential Funding LLC,
5.24%, 1-18-07	10,000	9,975,256
		24,545,589
Multiple Industry - 1.05%
Honeywell International Inc.,
5.27%, 1-9-07	6,331	6,323,586

Total Commercial Paper - 11.59%		69,818,259

Notes - 0.90%
Non-Residential Construction
Healthcare Property Group, LLC, Taxable Variable Rate Bonds, Series 2005 (SunTrust Bank),
5.4%, 1-3-07	5,400	5,400,000

United States Government Obligations - 10.78%
United States Treasury Bills:
4.825%, 1-4-07	17,000	16,993,165
4.83%, 1-4-07	10,000	9,995,975
4.76%, 1-11-07	14,000	13,981,489
4.745%, 1-18-07	24,000	23,946,223
		64,916,852

TOTAL SHORT-TERM SECURITIES - 23.27%		$140,135,111

(Cost: $140,135,111)

TOTAL INVESTMENT SECURITIES - 99.70%		$600,318,580

(Cost: $530,293,576)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.30%		1,828,550

NET ASSETS - 100.00%		$602,147,130

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.
The following credit default swap agreements were outstanding at December 31, 2006. (See Note 7 to financial statements):
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Depreciation

Lehman Brothers	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	$4,000,000	$(208,710)
Merrill Lynch International	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	4,000,000	(216,258)
Morgan Stanley	Dow Jones CDX Emerging Markets Series 5	1.35%	6-20-11	8,000,000	(429,499)
Lehman Brothers	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	21,400,000	(534,311)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	9,500,000	(237,194)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	7,100,000	(168,614)
Morgan Stanley	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	12,000,000	(299,614)
Morgan Stanley	Dow Jones CDX North America High Yield Series 7	3.25%	12-20-11	4,600,000	(109,244)
Morgan Stanley	Federative Republic of Brazil	1.89%	6-20-11	5,200,000	(210,005)

					$(2,413,449)

*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $12,604,398 or 2.09% of net assets.

(C)Principal amounts are denominated in the indicated foreign currency, where applicable (CNY - Chinese Yuan Renminbi, EUR - Euro, GBP - British Pound, JPY - Japanese Yen, KRW - South Korean Won, RUB - Russian Ruble, SGD - Singapore Dollar, TWD - New Taiwan Dollar).
(D)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(E)Security represents the right to receive contingent annual payments based on the performance of Argentina's gross domestic product. Principal shown is the notional amount of the securities held by the Portfolio as of December 31, 2006.

(F)The interest rate for this secruity is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ASSET STRATEGY PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investments - at value (Notes 1 and 3):
Bullion (cost - $39,854)	$39,873
Securities (cost - $490,440)	560,446

600,319
Cash	12
Deposit with brokers for swaps	980
Amortized swap premiums paid (Note 7)	293
Receivables:
Investment securities sold	4,524
Dividends and interest	1,542
Portfolio shares sold	225

Total assets	607,895

LIABILITIES
Payable for investment securities purchased	2,714
Unrealized depreciation on swap agreements (Note 7)	2,413
Payable to Portfolio shareholders	422
Accrued management fee (Note 2)	34
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	12
Amortized swap premiums received (Note 7)	7
Accrued shareholder servicing (Note 2)	1
Other	132

Total liabilities	5,748

Total net assets	$602,147

NET ASSETS
$0.001 par value capital stock:
Capital stock	$67
Additional paid-in capital	516,265
Accumulated undistributed income:
Accumulated undistributed net investment income	2,643
Accumulated undistributed net realized gain on investment transactions	15,521
Net unrealized appreciation in value of investments	67,651

Net assets applicable to outstanding units of capital	$602,147

Net asset value, redemption and offering price per share	$9.0016

Capital shares outstanding	66,893
Capital shares authorized	130,000

See Notes to Financial Statements.

Statement of Operations
      ASSET STRATEGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$7,268
Dividends (net of foreign withholding taxes of $207)	4,199

Total income	11,467

Expenses (Note 2):
Investment management fee	3,672
Service fee	1,312
Accounting services fee	138
Custodian fees	123
Shareholder servicing	19
Legal fees	18
Audit fees	10
Other	99

Total	5,391
Less waiver of investment management fee (Notes 2 and 9)	(14)

Total expenses	5,377

Net investment income	6,090

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	123,491
Realized net loss on forward currency contracts	(846)
Realized net loss on futures contracts	(16,208)
Realized net gain on written options	110
Realized net gain on swaps	168
Realized net loss on foreign currency transactions	(169)

Realized net gain on investments	106,546

Unrealized depreciation in value of securities during the period	(20,279)
Unrealized appreciation in value of forward currency contracts during the period	464
Unrealized depreciation in value of swaps during the period	(2,311)
Unrealized appreciation in value of foreign currency exchange during the period	36

Unrealized depreciation in value of investments during the period	(22,090)

Net gain on investments	84,456

Net increase in net assets resulting from operations	$90,546

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ASSET STRATEGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$6,090	$3,657
Realized net gain on investments	106,546	24,712
Unrealized appreciation (depreciation)	(22,090)	48,114

Net increase in net assets resulting from operations	90,546	76,483

Dividends to shareholders from (Note 1E): (1)
Net investment income	(2,000)	(3,310)
Realized gains on investment transactions	(91,802)	(27,042)

	(93,802)	(30,352)

Capital share transactions (2)	189,235	87,671

Total increase	185,979	133,802
NET ASSETS
Beginning of period	416,168	282,366

End of period	$602,147	$416,168

Undistributed net investment income	$2,643	$271

(1)See "Financial Highlights" on page 30.

(2)Shares issued from sale of shares	12,474	8,801
Shares issued from reinvestment of dividend and/or capital gains distribution	10,439	3,425
Shares redeemed	(2,978)	(1,974)

Increase in outstanding capital shares	19,935	10,252

Value issued from sale of shares	$125,418	$73,672
Value issued from reinvestment of dividend and/or capital gains distribution	93,802	30,352
Value redeemed	(29,985)	(16,353)

Increase in outstanding capital	$189,235	$87,671

See Notes to Financial Statements.

Financial Highlights
      ASSET STRATEGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005		2004		2003		2002

Net asset value, beginning of period	$8.8625	$7.6926		$6.9237		$6.3078		$6.2046

Income from investment operations:
Net investment income	0.0958	0.0836		0.0699		0.0769		0.1005
Net realized and unrealized gain on investments	1.7042	1.7847		0.8508		0.6469		0.1032

Total from investment operations	1.8000	1.8683		0.9207		0.7238		0.2037

Less distributions from:
Net investment income	(0.0354)	(0.0762)		(0.0990)		(0.0769)		(0.1005)
Capital gains	(1.6255)	(0.6222)		(0.0528)		(0.0310)		(0.0000)

Total distributions	(1.6609)	(0.6984)		(0.1518)		(0.1079)		(0.1005)

Net asset value, end of period	$9.0016	$8.8625		$7.6926		$6.9237		$6.3078

Total return	20.15%	24.27%		13.30%		11.47%		3.28%
Net assets, end of period (in millions)	$602	$416		$282		$227		$167
Ratio of expenses to average net assets including expense waiver	1.02%	1.03%		1.06%		1.03%		1.04%
Ratio of net investment income to average net assets including expense waiver	1.16%	1.10%		1.02%		1.27%		1.90%
Ratio of expenses to average net assets excluding expense waiver	1.03%	1.03	% (1)	1.06	% (1)	1.03	% (1)	1.04	% (1)
Ratio of net investment income to average net assets excluding expense waiver	1.15%	1.10	% (1)	1.02	% (1)	1.27	% (1)	1.90	% (1)
Portfolio turnover rate	148%	79%		118%		224%		95%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Balanced Portfolio
      December 31, 2006

Below, Cynthia P. Prince-Fox, portfolio manager of the W&R Target Funds, Inc. - Balanced Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. She has managed the Portfolio for three years and has 21 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

MATURITY
HIGH	MEDIUM	LOW
	X		SHORT	CREDIT QUALITY
MEDIUM
LONG

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio rose 11.21 percent for the 12 months ended Dec. 31, 2006. This was less than the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks), which climbed 15.80 percent for the same period, and more than the Citigroup Treasury/Government Sponsored/Credit Index (generally reflecting the performance of the bond market), which increased 3.85 percent. Multiple indexes are presented because the Portfolio invests in both stocks and bonds.

The Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average (reflecting a group of funds that invest in a targeted mix of stocks and bonds), rose 11.72 percent for the 12 months ended Dec. 31, 2006. In April 2006, Lipper, Inc., a compiler of mutual fund performance data, recategorized the Portfolio into this peer group, which we think more closely reflects the Portfolio's investment objective. The Portfolio's old peer group - the Lipper Variable Annuity Balanced Funds Universe Average - advanced 11.06 percent for the same period.

Financial stocks were a weak spot

The Portfolio is permitted to have up to a maximum 75 percent weighting in equities, and we maintained close to this percentage for the majority of 2006. This positioning had a positive absolute impact on overall performance, given that stocks generally advanced much more than fixed-income securities for the period. However, the equity portion of the Portfolio slightly lagged the S&P 500 this past fiscal year. We attribute this primarily to disappointing stock selection within the financial sector. Choices such as SLM Corporation, a student loan marketing firm, our largest holding a year ago, did not perform as we would have liked. Overall, the fixed-income portion of the Portfolio modestly underperformed our bond market benchmark and other broad investment grade indices. Our average duration was in the intermediate range at a time when longer term bonds held up relatively well despite rising interest rates.

Bond Portfolio Characteristics As of 12-31-06

Average maturity	5.71 years
Effective duration	4.18 years
Weighted average bond rating	AA

Oil prices drop, signaling market shift

For the past few years, we had focused the Portfolio toward more economically-sensitive industries. Starting in the second quarter of this past year, however, we began to transition the Portfolio away from these areas. We felt there was growing evidence that the economy was slowing and would likely impact stocks in the Portfolio that have been some of our best performing stocks over the past several years. As the markets exited the second quarter of this year, market psychology seemed to shift from a generally "half empty" mentality toward "half full" as investors reacted to a more favorable inflation picture and a drop in the price of oil. Shortly after the third quarter started, armed conflict in the Middle East helped drive up the price of oil to climb to a point that briefly appeared to threaten the global boom of the last few years. Some conflicts, such as a military exchange between Israel and Hezbollah, appeared to abate at the same time there was a rapid deterioration in the U.S. housing market. In our view, this helped cause energy and other commodities prices to drop rapidly. The bond market took this as an "all clear" signal that inflation was dead and that the Federal Reserve could take a pause after a two-year tightening campaign. The equity markets' response was decidedly positive, while every sector of the S&P 500 posted positive returns. Though energy finished the year as one of the leading performers, we believe the market will continue to broaden out to other sectors of the market.

We believe areas that have been impacted by rising commodity costs have the potential to do better in the months ahead as investors grow more comfortable with the idea that commodity prices are unlikely to spiral upward. We have added to our technology and retail holdings, as these stocks looked attractive based on a number of valuation metrics. While we feel the consumer likely will face challenges in the months ahead as housing goes through a decline after years of increases, we believe that declining energy prices and stable interest rates should remove some of the pressure. We also think there are some very exciting developments occurring in technology and telecommunications. Some of the trends that we are beginning to witness are a result of the digitization of content and new forms of content distribution. We have exposure to these developments and look to increase that, given ongoing consumer technology adoptions.

Overall, we placed our greatest emphasis on energy, industrials and health care relative to the weightings found in the S&P 500. While the financial sector is the largest weighted sector in the Portfolio, we were underweight banks for most of the year. We have preferred to invest in financial stocks that should, in our opinion, benefit from strong secular and demographic trends, such as student lending and wealth management.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Apple Computer, Inc.	New to Top 10
Cisco Systems, Inc.	New to Top 10
Colgate-Palmolive Company	New to Top 10
Exelon Corporation	New to Top 10
Exxon Mobil Corporation	Increased
General Dynamics Corporation	Increased
General Electric Company	Increased
Johnson & Johnson	Increased
SLM Corporation	Decreased
UBS AG	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the portfolio were Microsoft Corporation, Northern Trust Corporation and Schlumberger Limited. Citigroup Inc. and UnitedHealth Group Incorporated, Top 10 Equity Holdings at 12-31-05, were eliminated during the fiscal period. For more information on the Portfolio's most currently reported Top 10 Equity Holdings, see the Portfolio's current fund fact sheet available from your advisor.

Our outlook

Global liquidity has found its way into just about every asset class as real estate, stocks, bonds and commodities all posted positive gains this past year. As we move into 2007, our broad stance on the markets remains positive. Fiscal policy in many countries around the world has been aimed at containing inflation, and it appears, so far, that inflation has stayed under control. Global growth appears to be slowing, but not nearly to the degree as many had feared, given a slowing domestic consumer. While we remain cautious as global economic growth matures, we feel that investors likely will put more emphasis on quality and pay greater attention to companies that can demonstrate sustainable earnings power. We continue to make adjustments to the Portfolio to reflect our most current thinking on the economy and how we anticipate market reaction.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Balanced Portfolio(1)	$19,831
S&P 500 Index	$22,444
Citigroup Treasury/Government Sponsored/Credit Index	$18,446
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	$19,988

		W&R TARGET BALANCED PORTFOLIO	S&P 500 INDEX	CITIGROUP TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER VARIABLE ANNUITY BALANCED FUNDS UNIVERSE AVERAGE	LIPPER VARIABLE ANNUITY MIXED-ASSET TARGET ALLOCATION GROWTH FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000	10,000	10,000
DEC	1997	11,849	13,329	10,979	11,901	11,855
DEC	1998	12,876	17,155	12,017	13,805	13,613
DEC	1999	14,181	20,769	11,774	15,272	15,411
DEC	2000	15,194	18,862	13,157	15,577	15,474
DEC	2001	14,291	16,616	14,298	14,987	14,639
DEC	2002	13,089	12,943	15,844	13,383	12,709
DEC	2003	15,588	16,660	16,610	15,950	15,434
DEC	2004	16,980	18,474	17,333	17,336	16,895
DEC	2005	17,832	19,382	17,762	18,257	17,892
DEC	2006	19,831	22,444	18,446	20,276	19,988

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)

1-year period ended 12-31-06	11.21%
5-year period ended 12-31-06	6.77%
10-year period ended 12-31-06	7.09%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BALANCED PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Balanced Portfolio had net assets totaling $564,834,167 invested in a diversified portfolio of:

70.52%	Domestic Common Stocks
16.57%	United States Government and Government Agency Obligations
5.27%	Foreign Common Stocks
4.35%	Cash and Cash Equivalents
2.75%	Domestic Corporate Debt Securities
0.30%	Other Government Securities
0.24%	Foreign Corporate Debt Securities

Asset Allocation

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Stocks	$75.79
Technology Stocks	$13.69
Financial Services Stocks	$13.62
Health Care Stocks	$13.47
Energy Stocks	$7.83
Consumer Nondurables Stocks	$4.54
Multi-Industry Stocks	$4.32
Miscellaneous Stocks	$3.94
Consumer Services Stocks	$3.84
Utilities Stocks	$3.18
Retail Stocks	$2.79
Raw Materials Stocks	$2.39
Business Equipment and Services Stocks	$2.18
Bonds	$19.86
United States Government and Government Agency Obligations	$16.57
Corporate Debt Securities	$2.99
Other Government Securities	$0.30
Cash and Cash Equivalents	$4.35

The Investments of Balanced Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Air Transportation - 0.90%
Southwest Airlines Co.	333,000	$5,101,560

Aircraft - 1.57%
Boeing Company (The)	100,100	8,892,884

Banks - 3.71%
Bank of America Corporation	100,300	5,355,017
Northern Trust Corporation	137,200	8,322,552
Wells Fargo & Company	204,000	7,254,240
		20,931,809
Beverages - 2.70%
Anheuser-Busch Companies, Inc.	29,000	1,426,800
Brown-Forman Corporation, Class B	71,200	4,716,288
PepsiCo, Inc.	145,900	9,126,045
		15,269,133
Business Equipment and Services - 1.07%
Pitney Bowes Inc.	131,300	6,064,747

Chemicals - Petroleum and Inorganic - 1.24%
E.I. du Pont de Nemours and Company	143,400	6,985,014

Chemicals - Specialty - 1.15%
Air Products and Chemicals, Inc.	92,200	6,479,816

Communications Equipment - 4.43%
Cisco Systems, Inc.*	423,400	11,556,703
Nokia Corporation, Series A, ADR	339,500	6,898,640
QUALCOMM Incorporated	173,600	6,557,740
		25,013,083
Computers - Micro - 1.65%
Apple Computer, Inc.*	109,800	9,309,942

Computers - Peripherals - 1.27%
Microsoft Corporation	240,900	7,192,070

Defense - 2.42%
General Dynamics Corporation	183,600	13,650,660

Electrical Equipment - 1.07%
Emerson Electric Co.	136,600	6,019,962

Electronic Components - 2.35%
Microchip Technology Incorporated	210,700	6,886,730
Texas Instruments Incorporated	221,400	6,376,320
		13,263,050
Finance Companies - 2.44%
SLM Corporation	282,500	13,777,525

Health Care - Drugs - 5.82%
Allergan, Inc.	67,300	8,058,502
Amgen Inc.*	81,100	5,541,968
Gilead Sciences, Inc.*	96,300	6,249,388
Novartis AG, ADR	97,300	5,588,912
Pfizer Inc.	286,900	7,430,710
		32,869,480
Health Care - General - 5.17%
Biomet, Inc.	167,100	6,891,204
DENTSPLY International Inc.	212,500	6,346,312
Johnson & Johnson	163,300	10,781,066
Zimmer Holdings, Inc.*	66,100	5,180,918
		29,199,500
Hospital Supply and Management - 2.48%
Community Health Systems, Inc.*	189,800	6,931,496
Medtronic, Inc.	132,700	7,100,777
		14,032,273
Household - General Products - 1.84%
Colgate-Palmolive Company	158,900	10,366,636

Insurance - Life - 1.13%
Aflac Incorporated	138,900	6,389,400

Insurance - Property and Casualty - 1.23%
Berkshire Hathaway Inc., Class B*	1,900	6,965,400

Leisure Time Industry - 1.10%
Time Warner Inc.	285,900	6,226,902

Motion Pictures - 1.53%
News Corporation Limited, Class A	402,700	8,649,996

Multiple Industry - 4.32%
Altria Group, Inc.	59,300	5,089,126
General Electric Company	328,756	12,233,011
Las Vegas Sands, Inc.*	78,900	7,059,972
		24,382,109
Non-Residential Construction - 1.02%
Fluor Corporation	70,800	5,780,820

Petroleum - International - 5.11%
BP p.l.c., ADR	115,500	7,750,050
ChevronTexaco Corporation	83,000	6,102,990
Exxon Mobil Corporation	195,546	14,984,690
		28,837,730
Petroleum - Services - 2.72%
Schlumberger Limited	143,700	9,076,092
Smith International, Inc.	153,100	6,287,817
		15,363,909
Publishing - 1.21%
Meredith Corporation	121,200	6,829,620

Retail - General Merchandise - 2.01%
Target Corporation	91,300	5,208,665
Wal-Mart Stores, Inc.	132,900	6,137,322
		11,345,987
Retail - Specialty Stores - 0.78%
Best Buy Co., Inc.	90,000	4,427,100

Security and Commodity Brokers - 5.11%
American Express Company	110,300	6,691,901
Chicago Mercantile Exchange Holdings Inc.	9,400	4,791,650
J.P. Morgan Chase & Co.	162,400	7,843,920
UBS AG	157,900	9,526,107
		28,853,578
Timesharing and Software - 1.11%
Paychex, Inc.	159,200	6,290,788

Trucking and Shipping - 0.95%
Expeditors International of Washington, Inc.	131,800	5,335,264

Utilities - Electric - 1.72%
Exelon Corporation	157,000	9,716,730

Utilities - Telephone - 1.46%
AT&T Inc.	231,000	8,258,250

TOTAL COMMON STOCKS - 75.79%		$428,072,727

(Cost: $325,924,247)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 0.06%
Southwest Airlines Co.,
7.875%, 9-1-07	$360	365,252

Banks - 0.24%
Wells Fargo Bank, N.A.,
7.55%, 6-21-10	1,250	1,339,738

Beverages - 0.30%
Coca-Cola Enterprises Inc.,
6.7%, 10-15-36	500	552,720
Diageo Capital plc,
3.5%, 11-19-07	1,150	1,132,412
		1,685,132
Finance Companies - 1.06%
American International Group,
3.85%, 11-26-07 (A)	1,400	1,381,237
Banco Hipotecario Nacional:
7.916%, 7-25-09 (A)	17	412
8.0%, 3-31-11 (A)	732	197,629
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
6.56%, 11-18-35	761	768,964
First Union-Lehman Brothers Company,
6.65%, 11-18-29	534	535,807

Mellon Residential Funding,
6.75%, 6-26-28	106	105,417
Prudential Insurance Company of America,
6.6%, 5-15-08 (A)	1,500	1,520,840
Unilever Capital Corporation,
5.9%, 11-15-32	1,450	1,462,380
		5,972,686
Food and Related - 0.49%
Archer-Daniels-Midland Company,
7.0%, 2-1-31	1,350	1,552,918
Cargill, Inc.,
6.375%, 6-1-12 (A)	1,150	1,199,642
		2,752,560
Insurance - Life - 0.25%
StanCorp Financial Group, Inc.,
6.875%, 10-1-12	1,375	1,447,080

Insurance - Property and Casualty - 0.28%
Principal Life Global,
6.25%, 2-15-12 (A)	1,500	1,562,408

Real Estate Investment Trust - 0.31%
Vornado Realty L.P.,
5.625%, 6-15-07	1,750	1,748,840

TOTAL CORPORATE DEBT SECURITIES - 2.99%		$16,873,696

(Cost: $16,843,239)

OTHER GOVERNMENT SECURITIES - 0.30%

Canada
Hydro-Quebec,
8.0%, 2-1-13	1,500	1,706,687
(Cost: $1,646,185)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligation - 0.19%
Federal National Mortgage Association,
7.25%, 1-15-10	1,000	1,063,894

Mortgage-Backed Obligations - 3.07%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.23%, 1-1-08	1,583	1,582,427
6.0%, 9-1-17	605	614,972
5.0%, 1-1-18	488	480,799
5.5%, 4-1-18	273	274,061
5.0%, 5-1-18	240	236,024
4.5%, 7-1-18	3,022	2,922,849
7.0%, 9-1-25	87	90,195
6.5%, 10-1-28	358	367,958
6.5%, 2-1-29	279	287,513
7.5%, 4-1-31	213	222,641
7.0%, 7-1-31	344	355,908
7.0%, 9-1-31	341	352,486
7.0%, 9-1-31	277	286,498
7.0%, 11-1-31	78	80,560
6.5%, 2-1-32	1,198	1,235,012
7.0%, 2-1-32	425	437,565
7.0%, 2-1-32	405	419,466
7.0%, 3-1-32	262	270,500
7.0%, 7-1-32	690	713,188
6.0%, 9-1-32	2,319	2,340,189
6.0%, 2-1-33	549	554,206
5.5%, 5-1-33	1,751	1,732,850
5.5%, 5-1-33	469	463,842
5.5%, 6-1-33	801	793,129
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 8-15-28	27	27,557
6.5%, 8-15-28	66	68,065
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A,
8.293%, 12-15-26	136	142,765
		17,353,225
Treasury Inflation Protected Obligation - 0.21%
United States Treasury Note,
3.0%, 7-15-12 (B)	1,000	1,155,023

Treasury Obligations - 13.10%
United States Treasury Bonds:
7.5%, 11-15-16	1,500	1,822,734
7.25%, 8-15-22	4,000	5,016,564
6.25%, 8-15-23	5,250	6,042,834
5.25%, 2-15-29	1,150	1,206,063
United States Treasury Notes:
3.25%, 8-15-07	5,000	4,945,900
4.25%, 10-31-07	1,200	1,192,219
3.0%, 11-15-07	4,000	3,931,408
3.0%, 2-15-08	3,000	2,935,548
2.625%, 5-15-08	4,000	3,880,624
4.75%, 11-15-08	4,000	3,994,844
4.0%, 3-15-10	3,200	3,132,874
4.25%, 10-15-10	10,000	9,845,310
3.875%, 2-15-13	3,000	2,871,210
3.625%, 5-15-13	3,000	2,826,681
4.25%, 8-15-13	4,000	3,899,688
4.25%, 8-15-15	17,000	16,450,152
		73,994,653

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 16.57%		$93,566,795

(Cost: $94,074,105)

SHORT-TERM SECURITIES

Finance Companies - 1.62%
Ciesco, LLC,
5.32%, 1-8-07	3,627	3,623,248
PACCAR Financial Corp.:
5.3%, 1-3-07	3,000	2,999,116
5.25%, 1-11-07	2,538	2,534,299
		9,156,663
Utilities - Electric - 0.88%
PacifiCorp,
5.35%, 1-23-07	5,000	4,983,653

Utilities - Gas and Pipeline - 0.71%
Michigan Consolidated Gas Co.,
5.37%, 1-18-07	4,000	3,989,857

Utilities - Telephone - 0.88%
BellSouth Corporation,
5.29%, 1- 4-07	5,000	4,997,796

TOTAL SHORT-TERM SECURITIES - 4.09%		$23,127,969

(Cost: $23,127,969)

TOTAL INVESTMENT SECURITIES - 99.74%		$563,347,874

(Cost: $461,615,745)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.26%		1,486,293

NET ASSETS - 100.00%		$564,834,167

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $5,862,168 or 1.04% of net assets.

(B)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BALANCED PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $461,616) (Notes 1 and 3)	$563,348
Cash	1
Receivables:
Dividends and interest	1,716
Portfolio shares sold	41

Total assets	565,106

LIABILITIES
Payable to Portfolio shareholders	171
Accrued management fee (Note 2)	33
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	12
Accrued shareholder servicing (Note 2)	1
Other	42

Total liabilities	272

Total net assets	$564,834

NET ASSETS
$0.001 par value capital stock:
Capital stock	$65
Additional paid-in capital	484,820
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	98
Accumulated undistributed net realized loss on investment transactions	(21,881)
Net unrealized appreciation in value of investments	101,732

Net assets applicable to outstanding units of capital	$564,834

Net asset value, redemption and offering price per share	$8.7056

Capital shares outstanding	64,882
Capital shares authorized	170,000

See Notes to Financial Statements.

Statement of Operations
      BALANCED PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,832
Dividends (net of foreign withholding taxes of $41)	6,749

Total income	13,581

Expenses (Note 2):
Investment management fee	3,996
Service fee	1,427
Accounting services fee	153
Custodian fees	21
Shareholder servicing	21
Audit fees	17
Legal fees	17
Other	114

Total expenses	5,766

Net investment income	7,815

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	25,783
Unrealized appreciation in value of investments during the period	26,992

Net gain on investments	52,775

Net increase in net assets resulting from operations	$60,590

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BALANCED PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2006	2005

DECREASE IN NET ASSETS
Operations:
Net investment income	$7,815	$7,212
Realized net gain on investments	25,783	42,443
Unrealized appreciation (depreciation)	26,992	(20,952)

Net increase in net assets resulting from operations	60,590	28,703

Dividends to shareholders from (Note 1E): (1)
Net investment income	(7,700)	(7,229)
Realized gains on investment transactions	(1,888)	(–)

	(9,588)	(7,229)

Capital share transactions (2)	(67,753)	(67,651)

Total decrease	(16,751)	(46,177)
NET ASSETS
Beginning of period	581,585	627,762

End of period	$564,834	$581,585

Undistributed net investment income (loss)	$98	$(17)

(1)See "Financial Highlights" on page 47.

(2)Shares issued from sale of shares	2,013	2,662
Shares issued from reinvestment of dividend and/or capital gains distribution	1,102	908
Shares redeemed	(11,268)	(12,293)

Decrease in outstanding capital shares	(8,153)	(8,723)

Value issued from sale of shares	$16,982	$20,592
Value issued from reinvestment of dividend and/or capital gains distribution	9,588	7,229
Value redeemed	(94,323)	(95,472)

Decrease in outstanding capital	$(67,753)	$(67,651)

See Notes to Financial Statements.

Financial Highlights
      BALANCED PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.9631	$7.6783	$7.1491	$6.0423	$6.7224

Income (loss) from investment operations:
Net investment income	0.1224	0.0999	0.1096	0.0467	0.1145
Net realized and unrealized gain (loss) on investments	0.7704	0.2851	0.5292	1.1068	(0.6801)

Total from investment operations	0.8928	0.3850	0.6388	1.1535	(0.5656)

Less distributions from:
Net investment income	(0.1207)	(0.1002)	(0.1096)	(0.0467)	(0.1145)
Capital gains	(0.0296)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1503)	(0.1002)	(0.1096)	(0.0467)	(0.1145)

Net asset value, end of period	$8.7056	$7.9631	$7.6783	$7.1491	$6.0423

Total return	11.21%	5.01%	8.93%	19.09%	-8.41%
Net assets, end of period (in millions)	$565	$582	$628	$615	$168
Ratio of expenses to average net assets	1.01%	1.01%	1.02%	1.00%	1.01%
Ratio of net investment income to average net assets	1.37%	1.20%	1.45%	1.37%	1.79%
Portfolio turnover rate	28%	52%	39%	43%	58%

See Notes to Financial Statements.

Manager's Discussion of Bond Portfolio
      December 31, 2006

Below, James C. Cusser, CFA, portfolio manager of the W&R Target Funds, Inc. - Bond Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for 14 years and has 31 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	INTER- MEDIATE	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio rose 4.24 percent for the 12 months ended Dec. 31, 2006, slightly less than the Citigroup Broad Investment Grade Index (reflecting the performance of securities that generally represent the bond market), which increased 4.33 percent. The Lipper Variable Annuity Corporate Debt Funds A-Rated Funds Universe Average (reflecting the universe of funds with similar investment objectives) advanced 4.23 percent for the same period.

Mortgages outpaced Treasuries

Interest rates rose for most of the year. We maintained a slightly shorter duration than that of the Portfolio's benchmark, and at the same time, had a greater-than-index exposure to so-called spread product (securities such as mortgages and high quality corporate bonds whose income potential is measured relative to Treasuries with a similar maturity). Spread products generally outperformed Treasuries this past fiscal year.

Longer term interest rates may have climbed slightly over the whole curve in the course of the year, but the current coupon interest income from those bonds was enough to offset the attendant capital loss for the period. This was true for higher-current-yielding/higher-coupon-bearing corporate bonds and mortgage securities as well. Generally, all fixed-income assets had a respectable year in which market volatility declined, symbolizing complacency throughout the bond markets.

Liquidity provided opportunity

Probably the greatest influence in the 2006 fixed-income markets was the significant amount of liquidity in the capital markets. The nature of this liquidity also caused a major debate among market participants, with some pundits suggesting it was based upon a too-loose Federal Reserve. Central to this argument were two factors: The Fed had rates too low for the current economic growth and the on-going balance of trade and governmental spending deficits. As a consequence, financial asset prices were too rich and bond prices would have to decline.

We take the more optimistic approach to this manifest liquidity. Our market's low volatility, inverted yield curve and tight spreads are the result of the current global rate of savings. In other words, higher amounts of investable money came from individual and foreign government savings derived from profits, productivity and burgeoning economic freedom - not from central banks.

As the size of the world's middle class rises, more investable savings is finding its way into financial assets. Added to that is the petrodollar wealth from the Mideast as well as the copper and other commodity wealth that is recycled into global savings. Much of this newly developed wealth finds its way into the U.S. capital markets, still generally the most transparent market in the world. We believe that all of this justifies rising asset values, and to the extent the wealth is invested in profitable enterprises, this also tends to put a cap on inflation - good things for bond holders, especially corporate bond holders.

Portfolio Characteristics As of 12-31-06

Average maturity	8.10 years
Effective duration	4.49 years
Weighted average bond rating	AA

Calls were on hold

Over the course of the year we have taken advantage of the market's lower volatility and invested a higher percentage of the Portfolio in negatively convex securities. That is, in effect, we have sold options to call our securities in return for higher current yield. For example, today a higher percentage of the Portfolio is invested in mortgage-backed securities and callable U.S. agency debentures. Both of these types of securities may be called prior to their maturities, should rates decline; in turn, should rates rise, their maturities may extend longer than initially anticipated. However, with the market's volatility declining throughout the year, neither "callability" nor "extendability" appeared evident. Therefore, the Portfolio was able to reap higher current returns without the downside of early calls or extended average lives and lower returns.

We have reason to suspect that this trend in lower market volatility will continue into 2007, in our opinion. Also, as noted above, we have maintained throughout the year our typical overweighting in spread product (corporate bonds and agency debentures) and underweighting in U.S. Treasury securities, all of which contributed to our relatively good performance. That being said, toward the end of the year we pared some positions that have performed very well relative to benchmark Treasuries and bolstered our Treasury and other very high quality positions.

Our outlook

We intend to continue to emphasize a higher quality, intermediate duration, balanced asset class portfolio. We feel that U.S. markets have done exceedingly well over the past few years, and much of the "easy money" has been had. Given this, we will continue to shed some corporate credits as many a corporation we believe will be under pressure to deliver more to their equity/owners, typically at the expense of the bondholder. Although we believe interest-rate volatility is likely to remain lower than historical norms, we feel that volatility and mortgage-backed performance may be under some pressure. We will continue to seek out what we feel are current coupon return opportunities commensurate with safety of principal.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Bond Portfolio (1)	$17,129
Citigroup Broad Investment Grade Index	$18,356
Lipper Variable Annuity Corporate Debt FundsA-Rated Universe Average	$17,439

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET BOND PORTFOLIO	CITIGROUP BROAD INVESTMENT GRADE INDEX	LIPPER VARIABLE ANNUITY CORPORATE DEBT FUNDS A-RATED UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	10,977	10,962	10,931
DEC	1998	11,784	11,917	11,792
DEC	1999	11,615	11,818	11,601
DEC	2000	12,757	13,188	12,760
DEC	2001	13,711	14,312	13,738
DEC	2002	14,941	15,756	14,951
DEC	2003	15,567	16,418	15,692
DEC	2004	16,171	17,153	16,369
DEC	2005	16,432	17,594	16,731
DEC	2006	17,129	18,356	17,439

Average Annual Total Return (2)

1-year period ended 12-31-06	4.24%
5-year period ended 12-31-06	4.55%
10-year period ended 12-31-06	5.53%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF BOND PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Bond Portfolio had net assets totaling $212,903,853 invested in a diversified portfolio of:

89.74%	Domestic Bonds
8.75%	Foreign Bonds
1.51%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Corporate Debt Securities	$45.74
U.S. Government Mortgage-Backed Securities	$30.30
U.S. Government Treasury Securities	$11.35
U.S. Government Agency Securities	$8.33
Other Government Securities	$2.77
Cash and Cash Equivalents	$1.51

At December 31, 2006, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	58.77%
AA	6.05%
A	9.98%
BBB	14.52%
BB	2.87%
B	2.13%
Below B	0.12%
Not Rated	4.05%
Cash and Cash Equivalents	1.51%

Ratings reflected in the wheel are taken from Standard & Poor's.

The Investments of Bond Portfolio
December 31, 2006
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Banks - 2.49%
First Union National Bank of Florida,
6.18%, 2-15-36	$4,000	$4,243,196
SouthTrust Bank, National Association,
6.125%, 1-9-28	1,000	1,051,664
		5,294,860
Broadcasting - 1.82%
Comcast Cable Communications, Inc.,
8.5%, 5-1-27	1,250	1,535,291
EchoStar DBS Corporation,
6.375%, 10-1-11	750	745,312
TCA Cable TV, Inc.,
6.53%, 2-1-28	1,000	1,009,943
Westinghouse Electric Corporation,
8.875%, 6-14-14	500	572,843
		3,863,389
Business Equipment and Services - 0.19%
Quebecor World Capital Corporation,
4.875%, 11-15-08	425	411,188

Coal - 0.48%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	1,025,000

Communications Equipment - 0.24%
Harris Corporation,
6.35%, 2-1-28	500	512,496

Construction Materials - 1.26%
Hanson PLC,
7.875%, 9-27-10	2,500	2,689,948

Finance Companies - 1.16%
General Motors Acceptance Corporation,
5.125%, 5-9-08	2,500	2,473,272

Finance Companies - Mortgage Related - 24.76%
Alternative Loan Trust 2005-J4
5.5%, 11-25-35	1,750	1,704,179
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2,
4.783%, 7-10-43	2,500	2,445,934
Barton Springs CDO SPC, Series 2005-1 Segregated Portfolio and Barton Springs CDO Series 2005-1 LLC,
6.85%, 12-20-10	1,500	1,470,000
CHL Mortgage Pass-Through Trust 2005-28,
5.25%, 1-25-19	2,998	2,970,375
CHL Pass-Through Trust 2003-20,
5.5%, 7-25-33	2,311	2,296,931
CHYPS CBO 1997-1 Ltd.,
6.72%, 1-15-10 (A)	444	244,225
COMM 2005-C6,
5.144%, 6-10-44	6,000	5,948,709
First Horizon Alternative Mortgage Securities Trust 2005-FA6,
5.5%, 9-25-35	2,265	2,208,970
GSR Mortgage Loan Trust 2004-2F,
7.0%, 1-25-34	1,345	1,399,569
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1,
4.719%, 1-15-38	2,000	1,928,568
MASTR Adjustable Rate Mortgages Trust 2005-1,
5.43551%, 3-25-35	2,976	2,946,927
Merrill Lynch Mortgage Trust 2005-CIP1,
5.11397%, 7-12-38	2,000	1,968,078
Preferred Term Securities XVI, Ltd. and Preferred Term Securities XVI, Inc.,
7.96%, 3-23-35 (A)	1,250	1,262,500
Preferred Term Securities XVII, Ltd. and Preferred Term Securities XVII, Inc.,
7.56063%, 6-23-35 (A)	1,000	1,002,500
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates:
Series 2004-3AC,
4.9348%, 3-25-34	1,975	1,938,336
Series 2004-5,
4.59699%, 5-25-34	2,016	1,926,465
Series 2004-6,
4.7%, 6-25-34	978	936,834
Series 2004-12,
5.07224%, 9-25-34	2,979	2,861,702
Series 2004-18,
5.19186%, 12-25-34	4,039	3,963,073
Series 2004-A,
4.85946%, 2-25-34	1,400	1,388,629
Series 2005-21,
5.70414%, 11-25-35	1,236	1,199,978
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-22,
5.62873%, 12-25-35	1,275	1,232,203
Series 2006-1,
6.10276%, 2-25-36	1,293	1,279,698
Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003- 40A,
5.0434%, 1-25-34	934	904,235
Structured Asset Securities Corporation Trust 2005-16,
5.5%, 9-25-35	3,000	2,923,615
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.5%, 9-25-18	2,500	2,368,921
		52,721,154
Food and Related - 0.25%
ConAgra, Inc.,
6.7%, 8-1-27	500	531,539

Forest and Paper Products - 1.36%
Bowater Canada Finance Corporation,
7.95%, 11-15-11	1,000	980,000
Champion International Corporation,
6.65%, 12-15-37	1,500	1,524,762
Westvaco Corporation,
7.5%, 6-15-27	364	382,539
		2,887,301
Homebuilders, Mobile Homes - 1.37%
D.R. Horton, Inc.,
8.0%, 2-1-09	1,364	1,428,273
Pulte Homes, Inc.,
4.875%, 7-15-09	1,500	1,477,064
		2,905,337
Hospital Supply and Management - 0.49%
HCA - The Healthcare Company,
8.75%, 9-1-10	1,000	1,042,500

Household - General Products - 1.19%
Procter & Gamble Company (The),
8.0%, 9-1-24	2,000	2,543,070

Household - Major Appliances - 0.47%
Controladora Mabe S.A. de C.V.,
6.5%, 12-15-15 (A)	1,000	1,006,816

Petroleum - Domestic - 0.61%
Chesapeake Energy Corporation,
7.5%, 9-15-13	1,250	1,301,562

Petroleum - Services - 2.56%
Halliburton Company,
6.75%, 2-1-27	2,000	2,145,364
Pemex Project Funding Master Trust,
7.375%, 12-15-14	3,000	3,303,000
		5,448,364
Real Estate Investment Trust - 0.36%
Diversified REIT Owner Trust 1999-1,
6.78%, 3-18-11 (A)	750	765,615

Utilities - Electric - 1.86%
Dominion Resources, Inc.,
5.25%, 8-1-33	2,500	2,447,942
HQI Transelec Chile S.A.,
7.875%, 4-15-11	750	796,061
Pepco Holdings, Inc.,
4.0%, 5-15-10	750	715,772
		3,959,775
Utilities - Gas and Pipeline - 0.99%
Tennessee Gas Pipeline Company,
7.0%, 3-15-27	2,000	2,107,828

Utilities - Telephone - 1.83%
Deutsche Telekom International Finance B.V.,
8.0%, 6-15-10	1,500	1,624,250
New York Telephone Company,
6.7%, 11-1-23	750	751,963
Pacific Bell,
7.25%, 11-1-27	750	772,174
Telefonos de Mexico, S.A. de C.V.,
4.5%, 11-19-08	750	736,472
		3,884,859

TOTAL CORPORATE DEBT SECURITIES - 45.74%		$97,375,873

(Cost: $96,912,119)

OTHER GOVERNMENT SECURITIES

Brazil - 0.27%
Federative Republic of Brazil (The),
9.25%, 10-22-10	500	565,000

Canada - 0.84%
Province de Quebec,
7.14%, 2-27-26	1,500	1,795,826

Japan - 1.15%
Japanese Government 15 Year Floating Rate Bond,
1.23%, 1-20-18 (B)	JPY300,000	2,455,863

Supranational - 0.51%
Inter-American Development Bank,
8.4%, 9-1-09	$1,000	1,081,209

TOTAL OTHER GOVERNMENT SECURITIES - 2.77%		$5,897,898

(Cost: $5,654,760)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 8.33%
Federal Home Loan Bank,
5.75%, 12-13-13	2,000	1,987,944
Federal Home Loan Mortgage Corporation:
4.75%, 5-6-13	2,000	1,932,536
5.0%, 12-14-18	5,054	4,934,887
5.2%, 3-5-19	2,500	2,430,530
5.5%, 8-20-19	2,500	2,475,580
Federal National Mortgage Association,
5.3%, 2-22-11	4,000	3,980,864
		17,742,341
Mortgage-Backed Obligations - 30.30%
Federal Home Loan Mortgage Corporation Adjustable Rate Participation Certificates:
5.232%, 6-1-34	486	481,663
5.699%, 7-1-36	1,447	1,455,511
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.0%, 5-15-19	1,000	970,774
5.0%, 7-15-19	1,049	1,022,318
5.0%, 5-15-23	1,500	1,451,899
5.5%, 4-15-24 (Interest Only)	3,036	191,861
5.5%, 4-15-24 (Interest Only)	1,115	46,064
6.0%, 3-15-29	353	356,149
5.0%, 7-15-29 (Interest Only)	1,746	202,363
7.5%, 9-15-29	635	662,414
4.0%, 2-15-30	500	482,043
4.25%, 3-15-31	878	850,037
5.0%, 9-15-31 (Interest Only)	2,943	466,132
5.5%, 9-15-31	3,750	3,750,271
5.0%, 9-15-32	1,500	1,426,990
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.0%, 6-1-21	1,919	1,885,715
6.0%, 9-1-21	2,500	2,533,646
5.0%, 11-1-21	3,000	2,947,062
5.0%, 7-1-25	2,654	2,580,988
6.0%, 11-1-28	636	644,179
6.5%, 10-1-31	121	124,212
6.5%, 11-1-31	143	145,954
6.0%, 2-1-32	308	311,341
5.0%, 3-1-35	1,709	1,649,319
5.5%, 10-1-35	1,381	1,366,535
5.5%, 8-1-36	1,967	1,944,903
5.63373%, 12-1-36	4,000	4,015,243
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO (Interest Only),
5.5%, 12-15-13	662	125,649
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3-25-18	3,500	3,402,783
5.0%, 3-25-18 (Interest Only)	956	73,194
5.0%, 6-25-18	2,173	2,139,172
5.5%, 2-25-32	1,500	1,493,243
4.0%, 11-25-32	712	679,814
4.0%, 3-25-33	730	697,604
3.5%, 8-25-33	1,587	1,445,293
5.5%, 11-25-36 (Interest Only)	5,420	1,471,979
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 1-1-17	925	928,193
4.0%, 11-1-18	1,175	1,109,257
5.5%, 10-1-23	795	793,274
5.0%, 4-1-24	2,714	2,642,814
6.0%, 12-1-28	109	110,441
6.0%, 4-1-33	1,207	1,218,066
5.5%, 6-1-33	2,378	2,354,023
5.59757%, 12-1-36	2,500	2,503,906
Federal National Mortgage Association Non-Agency REMIC/CMO:
4.5%, 7-25-24	1,000	920,561
4.5%, 12-25-34	2,000	1,907,183
5.5%, 9-25-31	1,000	991,093
Government National Mortgage Association Agency REMIC/CMO:
5.5%, 6-20-28 (Interest Only)	3,269	247,738
5.0%, 1-20-32	585	576,373
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.5%, 7-15-23	29	30,428
7.5%, 12-15-23	147	153,143
8.0%, 9-15-25	58	61,598
7.0%, 7-20-27	18	18,371
7.0%, 8-20-27	51	52,101
6.5%, 5-15-29	95	97,261
7.5%, 7-15-29	33	34,174
Government National Mortgage Association Non-Agency REMIC/CMO,
4.0%, 1-16-30	347	330,175
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2001-3 Class G,
6.5%, 4-15-27	67	66,984
2003-2 Class D,
5.0%, 11-15-23	378	377,036
2003-2 Class E,
5.0%, 12-15-25	1,500	1,485,780
		64,504,290
Treasury Obligations - 11.35%
United States Treasury Bond,
6.125%, 11-15-27	1,000	1,160,234
United States Treasury Notes:
5.0%, 7-31-08	1,250	1,252,051
4.0%, 4-15-10	8,500	8,317,386
5.0%, 2-15-11	5,500	5,568,750
4.0%, 2-15-15	8,250	7,859,090
		24,157,511

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 49.98%		$106,404,142

(Cost: $106,883,252)

SHORT-TERM SECURITIES - 0.58%

Finance Companies
Caterpillar Financial Services Corp.,
5.25%, 1-3-07	1,244	$1,243,637
(Cost: $1,243,637)

TOTAL INVESTMENT SECURITIES - 99.07%		$210,921,550

(Cost: $210,693,768)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.93%		1,982,303

NET ASSETS - 100.00%		$212,903,853

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $4,281,656 or 2.01% of net assets.
(B)Principal amount is denominated in the indicated foreign currency, where applicable (JPY - Japanese Yen).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      BOND PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $210,694) (Notes 1 and 3)	$210,922
Cash	–	*
Receivables:
Dividends and interest	1,938
Investment securities sold	29
Portfolio shares sold	77
Prepaid and other assets	–	*

Total assets	212,966

LIABILITIES
Payable to Portfolio shareholders	15
Accrued management fee (Note 2)	8
Accrued accounting services fee (Note 2)	7
Accrued service fee (Note 2)	4
Accrued shareholder servicing (Note 2)	–	*
Other	28

Total liabilities	62

Total net assets	$212,904

NET ASSETS
$0.001 par value capital stock:
Capital stock	$40
Additional paid-in capital	214,758
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	83
Accumulated undistributed net realized loss on investment transactions	(2,205)
Net unrealized appreciation in value of investments	228

Net assets applicable to outstanding units of capital	$212,904

Net asset value, redemption and offering price per share	$5.2752

Capital shares outstanding	40,359
Capital shares authorized	90,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      BOND PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$11,159

Expenses (Note 2):
Investment management fee	1,097
Service fee	522
Accounting services fee	84
Custodian fees	13
Audit fees	10
Shareholder servicing	8
Legal fees	6
Other	47

Total	1,787
Less waiver of investment management fee (Notes 2 and 9)	(21)

Total expenses	1,766

Net investment income	9,393

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(2,116)
Realized net gain on swaps	16
Realized net gain on foreign currency transactions	5

Realized net loss on investments	(2,095)
Unrealized appreciation in value of investments during the period	1,432

Net loss on investments	(663)

Net increase in net assets resulting from operations	$8,730

See Notes to Financial Statements.

Statement of Changes in Net Assets
      BOND PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$9,393	$8,952
Realized net gain (loss) on investments	(2,095)	1,375
Unrealized appreciation (depreciation)	1,432	(6,882)

Net increase in net assets resulting from operations	8,730	3,445

Dividends to shareholders from (Note 1E): (1)
Net investment income	(9,300)	(9,386)
Realized gains on investment transactions	(64)	(997)

	(9,364)	(10,383)

Capital share transactions (2)	1,546	774

Total increase (decrease)	912	(6,164)
NET ASSETS
Beginning of period	211,992	218,156

End of period	$212,904	$211,992

Undistributed net investment income (loss)	$83	$(32)

(1)See "Financial Highlights" on page 65.

(2)Shares issued from sale of shares	3,657	3,283
Shares issued from reinvestment of dividend and/or capital gains distribution	1,775	1,962
Shares redeemed	(5,126)	(5,029)

Increase in outstanding capital shares	306	216

Value issued from sale of shares	$19,607	$18,137
Value issued from reinvestment of dividend and/or capital gains distribution	9,364	10,383
Value redeemed	(27,425)	(27,746)

Increase in outstanding capital	$1,546	$774

See Notes to Financial Statements.

Financial Highlights
      BOND PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005		2004		2003		2002

Net asset value, beginning of period	$5.2928	$5.4762		$5.5710		$5.6032		$5.3615

Income (loss) from investment operations:
Net investment income	0.2434	0.2356		0.2463		0.2667		0.2396
Net realized and unrealized gain (loss) on investments	(0.0182)	(0.1464)		(0.0302)		(0.0322)		0.2417

Total from investment operations	0.2252	0.0892		0.2161		0.2345		0.4813

Less distributions from:
Net investment income	(0.2411)	(0.2464)		(0.2463)		(0.2667)		(0.2396)
Capital gains	(0.0017)	(0.0262)		(0.0646)		(0.0000)		(0.0000)

Total distributions	(0.2428)	(0.2726)		(0.3109)		(0.2667)		(0.2396)

Net asset value, end of period	$5.2752	$5.2928		$5.4762		$5.5710		$5.6032

Total return	4.24%	1.61%		3.88%		4.18%		8.98%
Net assets, end of period (in millions)	$213	$212		$218		$235		$247
Ratio of expenses to average net assets including expense waiver	0.84%	0.86%		0.85%		0.84%		0.83%
Ratio of net investment income to average net assets including expense waiver	4.49%	4.17%		4.16%		4.26%		4.92%
Ratio of expenses to average net assets excluding expense waiver	0.85%	0.86	% (1)	0.85	% (1)	0.84	% (1)	0.83	% (1)
Ratio of net investment income to average net assets excluding expense waiver	4.48%	4.17	% (1)	4.16	% (1)	4.26	% (1)	4.92	% (1)
Portfolio turnover rate	54%	43%		47%		53%		34%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of Core Equity Portfolio
      December 31, 2006

Below, Erik R. Becker, CFA, and Gustav C. Zinn, CFA, portfolio managers of the W&R Target Funds, Inc. - Core Equity Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2006. They have managed the Portfolio since July 2006 and each manager has eight years of industry experience.

The Portfolio's former manager, James D. Wineland, retired last July after 25 years in the industry and nine years managing the Portfolio.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target
Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 16.99 percent for the 12 months ended Dec. 31, 2006, more than the 15.80 percent advance of the S&P 500 Index (reflecting the performance of large and medium-size U.S. stocks) for the same period. We also outperformed the Lipper Variable Annuity Large-Cap Core Funds Universe Average (representing funds with similar investment objectives), which climbed 13.32 percent for the period.

Sector return review

The top performing sectors in the S&P 500 for the year were telecommunication services, energy and utilities. The worst performing sectors included health care, information technology and consumer staples. We attribute our results to strong stock selection and beneficial sector allocations. For the Portfolio, the top performing sectors were consumer discretionary, energy, industrials and materials. In each of these sectors, Portfolio performance exceeded the benchmark driven primarily by positive stock selection. Strong performers included Las Vegas Sands, Inc., Exxon Mobil Corporation, Schlumberger Limited, Baker Hughes Incorporated and General Dynamics Corporation. The worst performing sectors included financials, health care, and utilities. Negative performers from this group included SLM Corporation, Aetna Inc. and UnitedHealth Group Incorporated.

Less energy, more financials and technology

Over the course of the last year, the most significant change to the Portfolio was a reduction of the energy weighting from over 24 percent of assets to approximately 9 percent. As such, we moved from a substantial overweight in energy to a modest underweight position relative to the S&P 500. We also sold positions in the industrial sector that were significant beneficiaries of commodity price inflation. While we believe that these sectors continue to look promising from a long-term perspective, we feel that the supply and demand relationship today appears more in-balance across a number of important commodities. Thus, overall inflation in commodity prices and the resulting spending by producers looks less accommodative to out-performance in these sectors, in our opinion. The sectors that increased most in weighting were financials and information technology.

In financials, we increased exposure to capital market sensitive names that included The Goldman Sachs Group, Inc., Merrill Lynch & Co., Inc., The Charles Schwab Corporation, Chicago Mercantile Exchange Holdings Inc. and J.P. Morgan Chase & Co. We believe that these companies are all poised to benefit from excess global liquidity within the financial system, mergers and acquisitions and global economic growth. Stocks such as Apple Computer, Inc. and Research in Motion Limited were added in technology as we continued to seek names that benefit from consumers' seemingly endless thirst for innovative devices.

Agricultural opportunities

Finally, agriculture and alternative energy emerged as a theme for the Portfolio in 2006. In short, demand for ethanol in the U.S. combined with increasing foreign demand for agricultural commodities has lead to substantial increases in farm commodity prices that we believe may be sustained indefinitely. As such, we added stocks such as Monsanto and DuPont and increased our weighting in Deere in an effort to capitalize on this long-term theme. Beyond technology and agriculture, aerospace/defense continues to be a major theme within the Portfolio as the long-term demand for air travel and increased national security concerns continue. Within the remaining sectors, bottom-up stock selection remains the focus as we continue to own companies where we feel market expectations are too low with respect to future earnings growth.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Deere & Company	New to Top 10
E.I. du Pont de Nemours and Company	New to Top 10
Exxon Mobil Corporation	Decreased
General Dynamics Corporation	Increased
General Electric Company	Decreased
Johnson & Johnson	New to Top 10
J.P. Morgan Chase & Co.	New to Top 10
Procter & Gamble Company (The)	New to Top 10
Prudential Financial, Inc.	New to Top 10
UBS AG	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Air Products and Chemicals, Inc., Schlumberger Limited and Weatherford International Limited. Four Top 10 Equity Holdings at
12-31-05, Baker Hughes Incorporated, Burlington Resources Inc., Genworth Financial, Inc. and United Technologies Corporation were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

Over the next 12 months, we are encouraged by several economic trends that we believe will support favorable market performance. The Federal Reserve, having increased the short-term borrowing rate to 5.25 percent from 1 percent, appears "on hold" with respect to future rate increases. In the past, the end of monetary tightening has been associated with strong market performance. The recent decline in energy and other commodity prices will likely take some pressure off companies to raise prices leading to a more benign inflation environment, in our opinion. We believe that continued job growth in the U.S. should support continued growth in consumer spending and will likely underpin an eventual recovery in the housing market. Finally, economic growth outside the United States continues to be strong, particularly in the emerging economies like China, India and Russia.

At the same time, risks to economic growth still exist. Geopolitical problems remain very real. The U.S. continues to be engaged in a global war on terror with no apparent end in sight, in our view. Many commodity-rich countries such as those in the Middle East, Russia and Venezuela continue to operate in ways that we feel could undermine global growth and intensify security concerns.

In summary, our primary objective for the Portfolio is to select sectors and individual companies that we feel will outperform market expectations with respect to long-term earnings growth. Currently, our sectors of emphasis include aerospace/defense, agriculture, technology and, to a lesser extent, oil service. As always, we will continue to use all the resources available to us in an effort to uncover profitable investment opportunities within and outside of our current themes.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Core Equity Portfolio (1)	$20,533
S&P 500 Index	$22,444
Lipper Variable Annuity Large-Cap Core Funds Universe Average	$20,219

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET CORE EQUITY PORTFOLIO	S&P 500 INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP CORE FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	12,616	13,329	12,785
DEC	1998	15,282	17,155	15,798
DEC	1999	17,196	20,769	18,861
DEC	2000	18,792	18,862	17,885
DEC	2001	15,991	16,616	15,603
DEC	2002	12,532	12,943	12,105
DEC	2003	14,696	16,660	15,370
DEC	2004	16,102	18,474	16,847
DEC	2005	17,552	19,382	17,842
DEC	2006	20,533	22,444	20,219

Average Annual Total Return(2)

1-year period ended 12-31-06	16.99%
5-year period ended 12-31-06	5.13%
10-year period ended 12-31-06	7.46%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF CORE EQUITY PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Core Equity Portfolio had net assets totaling $761,748,940 invested in a diversified portfolio of:

89.14%	Domestic Common Stocks
8.26%	Foreign Common Stocks
2.60%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Technology Stocks	$23.94
Financial Services Stocks	$20.89
Health Care Stocks	$11.17
Energy Stocks	$8.81
Consumer Nondurables Stocks	$6.69
Raw Materials Stocks	$6.40
Multi-Industry Stocks	$5.18
Capital Goods Stocks	$4.21
Retail Stocks	$4.18
Consumer Services Stocks	$3.89
Cash and Cash Equivalents	$2.60
Miscellaneous Stocks	$2.04
The Investments of Core Equity Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 4.39%
Boeing Company (The)	196,900	$17,492,596
Lockheed Martin Corporation	173,600	15,983,352
		33,475,948
Banks - 2.16%
Bank of America Corporation	308,800	16,486,832

Beverages - 1.81%
PepsiCo, Inc.	219,900	13,754,745

Broadcasting - 2.04%
Comcast Corporation, Class A Special*	371,200	15,553,280

Capital Equipment - 2.98%
Deere & Company	239,100	22,731,237

Chemicals - Petroleum and Inorganic - 4.25%
E.I. du Pont de Nemours and Company	390,900	19,040,739
Monsanto Company	253,700	13,326,861
		32,367,600
Chemicals - Specialty - 2.15%
Air Products and Chemicals, Inc.	233,150	16,385,782

Communications Equipment - 2.16%
Cisco Systems, Inc.*	601,500	16,417,942

Computers - Main and Mini - 4.54%
Hewlett-Packard Company	451,100	18,580,809
Xerox Corporation*	945,800	16,031,310
		34,612,119
Computers - Micro - 1.59%
Apple Computer, Inc.*	143,100	12,133,449

Computers - Peripherals - 8.19%
Adobe Systems Incorporated*	451,500	18,549,877
Electronic Arts Inc.*	256,100	12,893,355
Microsoft Corporation	612,600	18,289,173
SAP Aktiengesellschaft, ADR	148,100	7,864,110
Symantec Corporation*	231,800	4,824,917
		62,421,432
Defense - 3.07%
General Dynamics Corporation	314,300	23,368,205

Finance Companies - 1.94%
SLM Corporation	302,400	14,748,048

Food and Related - 0.54%
ConAgra Foods, Inc.	151,900	4,101,300

Health Care - Drugs - 6.00%
Amgen Inc.*	183,200	12,518,972
Novartis AG, Registered Shares (A)	149,650	8,627,749
Pfizer Inc.	640,400	16,586,360
Schering-Plough Corporation	336,700	7,959,588
		45,692,669
Health Care - General - 3.21%
Johnson & Johnson	370,400	24,453,808

Hospital Supply and Management - 1.96%
Medtronic, Inc.	279,250	14,942,668

Hotels and Gaming - 0.85%
International Game Technology	139,300	6,435,660

Household - General Products - 4.34%
Colgate-Palmolive Company	215,400	14,052,696
Procter & Gamble Company (The)	296,200	19,036,774
		33,089,470
Insurance - Life - 1.01%
Aflac Incorporated	167,500	7,705,000

Insurance - Property and Casualty - 1.57%
ACE Limited	197,700	11,974,689

Motion Pictures - 1.00%
News Corporation Limited, Class B	340,500	7,579,530

Motor Vehicles - 1.03%
Ford Motor Company	1,047,800	7,868,978

Multiple Industry - 5.18%
Altria Group, Inc.	185,700	15,936,774
General Electric Company	631,300	23,490,673
		39,427,447
Non-Residential Construction - 1.23%
Fluor Corporation	114,500	9,348,925

Petroleum - International - 2.86%
Exxon Mobil Corporation	284,076	21,768,744

Petroleum - Services - 5.95%
Schlumberger Limited	174,500	11,021,420
Smith International, Inc.	355,700	14,608,599
Transocean Inc.*	54,100	4,376,149
Weatherford International Ltd.*	367,400	15,353,646
		45,359,814
Railroad - 1.01%
Union Pacific Corporation	83,200	7,656,064

Restaurants - 0.57%
YUM! Brands, Inc.	73,200	4,304,160

Retail - General Merchandise - 2.22%
Kohl's Corporation*	105,900	7,246,737
Wal-Mart Stores, Inc.	209,400	9,670,092
		16,916,829
Retail - Specialty Stores - 1.39%
Best Buy Co., Inc.	137,700	6,773,463
Lowe's Companies, Inc.	122,900	3,828,335
		10,601,798
Security and Commodity Brokers - 14.21%
Charles Schwab Corporation (The)	643,800	12,438,216
Chicago Mercantile Exchange Holdings Inc.	11,300	5,760,175
Goldman Sachs Group, Inc. (The)	77,500	15,449,625
J.P. Morgan Chase & Co.	550,700	26,598,810
Merrill Lynch & Co., Inc.	104,300	9,710,330
Prudential Financial, Inc.	223,400	19,181,124
UBS AG (A)	315,000	19,143,004
		108,281,284

TOTAL COMMON STOCKS - 97.40%		$741,965,456

(Cost: $611,640,125)

SHORT-TERM SECURITIES - 0.03%	Principal Amount in Thousands

Finance Companies
Caterpillar Financial Services Corp.,
5.25%, 1-3-07	$222	$221,935
(Cost: $221,935)

TOTAL INVESTMENT SECURITIES - 97.43%		$742,187,391

(Cost: $611,862,060)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 2.57%		19,561,549

NET ASSETS - 100.00%		$761,748,940

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      CORE EQUITY PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $611,862) (Notes 1 and 3)	$742,187
Cash	–	*
Receivables:
Investment securities sold	20,287
Dividends and interest	917
Portfolio shares sold	64

Total assets	763,455

LIABILITIES
Payable for investment securities purchased	1,351
Payable to Portfolio shareholders	201
Accrued management fee (Note 2)	41
Accrued accounting services fee (Note 2)	16
Accrued service fee (Note 2)	16
Accrued shareholder servicing (Note 2)	2
Other	79

Total liabilities	1,706

Total net assets	$761,749

NET ASSETS
$0.001 par value capital stock:
Capital stock	$61
Additional paid-in capital	603,327
Accumulated undistributed income:
Accumulated undistributed net investment income	248
Accumulated undistributed net realized gain on investment transactions	27,784
Net unrealized appreciation in value of investments	130,329

Net assets applicable to outstanding units of capital	$761,749

Net asset value, redemption and offering price per share	$12.5485

Capital shares outstanding	60,705
Capital shares authorized	170,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      CORE EQUITY PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $74)	$9,859
Interest and amortization	2,227

Total income	12,086

Expenses (Note 2):
Investment management fee	5,231
Service fee	1,868
Accounting services fee	182
Custodian fees	31
Shareholder servicing	28
Legal fees	23
Audit fees	15
Other	148

Total	7,526
Less waiver of investment management fee (Notes 2 and 9)	(96)

Total expenses	7,430

Net investment income	4,656

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	134,102
Realized net gain on swaps	4,920
Realized net loss on foreign currency transactions	(23)

Realized net gain on investments	138,999
Unrealized depreciation in value of investments during the period	(26,886)

Net gain on investments	112,113

Net increase in net assets resulting from operations	$116,769

See Notes to Financial Statements.

Statement of Changes in Net Assets
      CORE EQUITY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,656	$2,323
Realized net gain on investments	138,999	86,343
Unrealized depreciation	(26,886)	(26,639)

Net increase in net assets resulting from operations	116,769	62,027

Dividends to shareholders from (Note 1E): (1)
Net investment income	(6,400)	(2,367)
Realized gains on investment transactions	(20,679)	(–)

	(27,079)	(2,367)

Capital share transactions (2)	(51,091)	(73,602)

Total increase (decrease)	38,599	(13,942)
NET ASSETS
Beginning of period	723,150	737,092

End of period	$761,749	$723,150

Undistributed net investment income (loss)	$248	$(41)

(1)See "Financial Highlights" on page 78.

(2) Shares issued from sale of shares	2,303	2,126
Shares issued from reinvestment of dividend and/or capital gains distribution	2,158	213
Shares redeemed	(8,775)	(9,324)

Decrease in outstanding capital shares	(4,314)	(6,985)

Value issued from sale of shares	$27,937	$22,345
Value issued from reinvestment of dividend and/or capital gains distribution	27,079	2,367
Value redeemed	(106,107)	(98,314)

Decrease in outstanding capital	$(51,091)	$(73,602)

See Notes to Financial Statements.

Financial Highlights
      CORE EQUITY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005		2004		2003		2002

Net asset value, beginning of period	$11.1221	$10.2369		$9.3996		$8.0720		$10.3608

Income (loss) from investment operations:
Net investment income	0.0805	0.0358		0.0622		0.0662		0.0476
Net realized and unrealized gain (loss) on investments	1.8084	0.8859		0.8373		1.3276		(2.2888)

Total from investment operations	1.8889	0.9217		0.8995		1.3938		(2.2412)

Less distributions from:
Net investment income	(0.1093)	(0.0365)		(0.0622)		(0.0662)		(0.0476)
Capital gains	(0.3532)	(0.0000)		(0.0000)		(0.0000)		(0.0000)

Total distributions	(0.4625)	(0.0365)		(0.0622)		(0.0662)		(0.0476)

Net asset value, end of period	$12.5485	$11.1221		$10.2369		$9.3996		$8.0720

Total return	16.99%	9.01%		9.57%		17.27%		-21.63%
Net assets, end of period (in millions)	$762	$723		$737		$736		$650
Ratio of expenses to average net assets including expense waiver	0.99%	1.01%		1.01%		1.00%		0.99%
Ratio of net investment income to average net assets including expense waiver	0.62%	0.32%		0.62%		0.78%		0.50%
Ratio of expenses to average net assets excluding expense waiver	1.00%	1.01	%(1)	1.01	%(1)	1.00	%(1)	0.99	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.61%	0.32	%(1)	0.62	%(1)	0.78	%(1)	0.50	%(1)
Portfolio turnover rate	103%	62%		54%		49%		38%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Dividend Income Portfolio
      December 31, 2006

Below, David P. Ginther, CPA, portfolio manager of the W&R Target Funds, Inc. - Dividend Income Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for three years and has eight years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
	X		LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio increased 15.91 percent for the 12 months ended Dec. 31, 2006. By comparison, the Russell 1000 Index (reflecting the performance of stocks that generally represent the equity market) increased 15.47 percent, while the Lipper Variable Annuity Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 18.41 percent for the same period.

Long-term focus in present-day volatility

We believe the Portfolio benefited positively from its focus on the energy and consumer staples sectors. The former continued to benefit from positive, long-term secular fundamentals as oil and natural gas prices remain higher compared to recent history due to lack of supply growth to meet future demand. Therefore, we focused on the oil service sector that benefits from higher capital spending by major oil companies as they try to increase supply capacity. The Portfolio also benefited from our more overall defensive position as we were concerned about slow economic growth and the deteriorating housing market. In this environment, the Portfolio was boosted by increasing our weighting in consumer staples, while remaining underweight in consumer discretionary.

The equity markets over the last fiscal year were influenced by volatility in commodity prices and a perceived change in direction of interest rates due to slower economic growth. Crude oil prices experienced significant price volatility, rising substantially through July, only to retreat late in the third quarter. The markets began the fiscal year with concern that the deceleration in the housing market and higher interest rates, due to fear of higher inflation, would stop economic growth. Instead, the Federal Reserve moved to a neutral stance on interest rates in August, and continues to maintain that policy. The markets rallied in the second half of the year on the expectation that the next move in interest rates would be lower and that the slowdown in housing has been contained to the housing markets and related areas.

Cautious on the U.S. consumer

We were overweight the energy sector because we felt that long-term investment opportunity remains positive as worldwide demand, led by the U.S. and China, continues to outpace supply growth. We remained cautious on the consumer, as we feel that higher energy costs and the slowdown in the housing market could potentially reduce discretionary spending.

Our strategy continues to target total returns through dividend growth and capital gains. We focus on what we feel are large-capitalization, high-quality companies with established operating records that we believe can accelerate their dividend payout ratio in the future. We believe companies that can continue to grow earnings and increase cash flow likely will increase their dividend payout ratio. We also attempted to position the Portfolio to take advantage of attractive, long-term fundamentals associated with global economic growth, primarily in China.

Our outlook

We believe the economy will continue to grow in 2007, but likely at a lower sustainable growth rate than 2006. In this environment, we are concerned that profit margins have peaked and revenue growth is slowing as the economic cycle matures. As such, we have become more conservative within the slowing economic growth environment and are focusing on what we believe to be high-quality companies with stable growth, strong balance sheets and cash flow that can return excess cash to shareholders by increasing dividends and share repurchases and reinvesting within the company. We believe the Federal Reserve is on hold for now as economic growth appears to be decelerating and commodity prices moderate. As always, we continue to focus on total returns through dividend growth and capital appreciation.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

AllianceBernstein Holding L.P.	New to Top 10
Altria Group, Inc.	Decreased
Baker Hughes Incorporated	Decreased
Bank of America Corporation	New to Top 10
Boeing Company (The)	New to Top 10
Chicago Mercantile Exchange Holdings Inc.	New to Top 10
Deere & Company	New to Top 10
Exxon Mobil Corporation	Increased
General Electric Company	Increased
Schlumberger Limited	Increased

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Fluor Corporation, Medtronic, Inc., SLM Corporation and Starwood Hotels & Resorts Worldwide, Inc. One Top 10 Equity Holding at 12-31-05, Burlington Resources Inc., was eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Dividend Income Portfolio (1)	$14,407
Russell 1000 Index (2)	$13,671
Lipper Variable Annuity Equity Income Funds Universe Average (2)	$14,314

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of December 31, 2003.

		W&R TARGET DIVIDEND INCOME PORTFOLIO	RUSSELL 1000 INDEX	LIPPER VARIABLE ANNUITY EQUITY INCOME FUNDS UNIVERSE AVERAGE

Inception 12/31/03		10,000	10,000	10,000
DEC	2004	10,996	11,140	11,387
DEC	2005	12,429	11,839	12,089
DEC	2006	14,407	13,671	14,314

Average Annual Total Return(3)

1-year period ended 12-31-06	15.91%
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio(4) through 12-31-06	12.93%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Dividend Income Portfolio had net assets totaling $81,062,002 invested in a diversified portfolio of:

86.34%	Domestic Common Stocks
8.62%	Foreign Common Stocks
5.04%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Financial Services Stocks	$18.38
Energy Stocks	$16.54
Consumer Nondurables Stocks	$9.01
Technology Stocks	$7.76
Capital Goods Stocks	$7.49
Utilities Stocks	$7.44
Multi-Industry Stocks	$6.83
Raw Materials Stocks	$6.27
Cash and Cash Equivalents	$5.04
Miscellaneous Stocks	$4.36
Shelter Stocks	$4.09
Health Care Stocks	$3.79
Consumer Services Stocks	$3.00

The Investments of Dividend Income Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 4.19%
Boeing Company (The)	19,723	$1,752,191
Goodrich Corporation	18,694	851,512
Raytheon Company	14,955	789,624
		3,393,327
Banks - 3.35%
Bank of America Corporation	34,552	1,844,731
Mellon Financial Corporation	9,756	411,215
Wells Fargo & Company	12,946	460,360
		2,716,306
Beverages - 2.75%
Diageo plc, ADR	17,611	1,396,728
PepsiCo, Inc.	13,284	830,914
		2,227,642
Capital Equipment - 3.80%
Caterpillar Inc.	11,553	708,545
Deere & Company	24,934	2,370,475
		3,079,020
Chemicals - Petroleum and Inorganic - 3.56%
E.I. du Pont de Nemours and Company	18,627	907,321
Monsanto Company	20,206	1,061,421
UAP Holding Corp.	36,276	912,886
		2,881,628
Chemicals - Specialty - 1.61%
Air Products and Chemicals, Inc.	18,620	1,308,614

Computers - Peripherals - 2.75%
Microsoft Corporation	26,800	800,114
SAP Aktiengesellschaft, ADR	26,889	1,427,806
		2,227,920
Electrical Equipment - 0.46%
Emerson Electric Co.	8,468	373,185

Electronic Components - 0.82%
Microchip Technology Incorporated	20,208	660,498

Finance Companies - 1.72%
SLM Corporation	28,570	1,393,359

Health Care - Drugs - 1.58%
Novartis AG, ADR	6,174	354,635
Pfizer Inc.	35,742	925,718
		1,280,353
Health Care - General - 1.03%
Johnson & Johnson	12,650	835,153

Hospital Supply and Management - 1.18%
Medtronic, Inc.	17,798	952,371

Hotels and Gaming - 3.00%
Harrah's Entertainment, Inc.	11,362	939,865
Starwood Hotels & Resorts Worldwide, Inc.	23,900	1,493,750
		2,433,615
Household - General Products - 4.99%
Colgate-Palmolive Company	24,765	1,615,669
Fortune Brands, Inc.	9,663	825,124
Procter & Gamble Company (The)	25,018	1,607,907
		4,048,700
Insurance - Life - 1.00%
Aflac Incorporated	17,544	807,024

Insurance - Property and Casualty - 3.30%
ACE Limited	6,389	386,982
Allstate Corporation (The)	15,153	986,612
Everest Re Group, Ltd.	3,669	359,966
St. Paul Companies, Inc. (The)	17,493	939,199
		2,672,759
Metal Fabrication - 1.19%
Loews Corporation, Carolina Group	14,914	965,234

Mining - 1.10%
Phelps Dodge Corporation	4,140	495,641
Rio Tinto plc, ADR	1,874	398,206
		893,847
Multiple Industry - 6.83%
3M Company	8,108	631,856
Altria Group, Inc.	25,107	2,154,683
General Electric Company	63,418	2,359,784
NYMEX Holdings, Inc.*	3,200	396,832
		5,543,155
Non-Residential Construction - 2.04%
Fluor Corporation	20,261	1,654,311

Petroleum - International - 6.17%
Anadarko Petroleum Corporation	25,888	1,126,646
Apache Corporation	7,809	519,377
BP p.l.c., ADR	8,001	536,867
Exxon Mobil Corporation	31,457	2,410,550
Marathon Oil Corporation	4,416	408,480
		5,001,920
Petroleum - Services - 10.37%
BJ Services Company	22,711	665,886
Baker Hughes Incorporated	24,127	1,801,322
Grant Prideco, Inc.*	13,674	543,815
National Oilwell Varco, Inc.*	13,149	804,456
Schlumberger Limited	37,289	2,355,173
Transocean Inc.*	10,232	827,666
Valero GP Holdings, LLC	33,000	819,060
Weatherford International Ltd.*	14,124	590,242
		8,407,620
Railroad - 1.41%
Burlington Northern Santa Fe Corporation	4,674	344,988
Union Pacific Corporation	8,660	796,893
		1,141,881
Real Estate Investment Trust - 4.09%
Douglas Emmett, Inc.*	22,450	596,945
Host Hotels & Resorts, Inc.	25,514	626,369
ProLogis	13,179	800,888
Simon Property Group, Inc.	12,736	1,290,029
		3,314,231
Restaurants - 1.00%
McDonald's Corporation	18,323	812,259

Retail - General Merchandise - 0.45%
Federated Department Stores, Inc.	9,586	365,514

Security and Commodity Brokers - 9.01%
AllianceBernstein Holding L.P.	30,645	2,463,858
Chicago Mercantile Exchange Holdings Inc.	4,623	2,356,574
J.P. Morgan Chase & Co.	34,716	1,676,783
UBS AG	13,370	806,612
		7,303,827
Tobacco - 1.27%
Reynolds American Inc.	15,722	1,029,319

Trucking and Shipping - 1.50%
United Parcel Service, Inc., Class B	16,264	1,219,475

Utilities - Electric - 1.84%
Dominion Resources, Inc.	8,728	731,756
NRG Energy, Inc.*	13,571	760,112
		1,491,868
Utilities - Gas and Pipeline - 2.25%
Enbridge Inc.	21,145	727,388
Kinder Morgan, Inc.	10,358	1,095,358
		1,822,746
Utilities - Telephone - 3.35%
BellSouth Corporation	16,004	753,948
Iowa Telecommunications Services, Inc.	48,938	964,568
Windstream Corporation	70,264	999,154
		2,717,670

TOTAL COMMON STOCKS - 94.96%		$76,976,351

(Cost: $64,909,272)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 1.74%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.24%, 1-3-07	$1,409	1,408,590

Health Care - General - 2.46%
Johnson & Johnson,
5.22%, 1-12-07	2,000	1,996,810

Utilities - Electric - 1.85%
Detroit Edison Co.,
5.42%, 1-4-07	1,500	1,499,322

TOTAL SHORT-TERM SECURITIES - 6.05%		$4,904,722

(Cost: $4,904,722)

TOTAL INVESTMENT SECURITIES - 101.01%		$81,881,073

(Cost: $69,813,994)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (1.01%)		(819,071)

NET ASSETS - 100.00%		$81,062,002

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND INCOME PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $69,814) (Notes 1 and 3)	$81,881
Cash	408
Receivables:
Dividends and interest	160
Portfolio shares sold	142

Total assets	82,591

LIABILITIES
Payable for investment securities purchased	1,512
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	4
Accrued service fee (Note 2)	2
Payable to Portfolio shareholders	1
Accrued shareholder servicing (Note 2)	–	*
Other	6

Total liabilities	1,529

Total net assets	$81,062

NET ASSETS
$0.001 par value capital stock:
Capital stock	$12
Additional paid-in capital	68,674
Accumulated undistributed income:
Accumulated undistributed net investment income	16
Accumulated undistributed net realized gain on investment transactions	293
Net unrealized appreciation in value of investments	12,067

Net assets applicable to outstanding units of capital	$81,062

Net asset value, redemption and offering price per share	$6.9651

Capital shares outstanding	11,638
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $4)	$1,213
Interest and amortization	406

Total income	1,619

Expenses (Note 2):
Investment management fee	421
Service fee	151
Accounting services fee	39
Audit fees	8
Custodian fees	7
Legal fees	2
Shareholder servicing	2
Other	11

Total expenses	641

Net investment income	978

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	646
Realized net gain on swaps	218

Realized net gain on investments	864
Unrealized appreciation in value of investments during the period	6,989

Net gain on investments	7,853

Net increase in net assets resulting from operations	$8,831

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,

	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$978		$452
Realized net gain (loss) on investments	864		(157)
Unrealized appreciation	6,989		3,844

Net increase in net assets resulting from operations	8,831		4,139

Dividends to shareholders from (Note 1E): (1)
Net investment income	(970)		(452)
Realized gains on investment transactions	(394)		(–)

	(1,364)		(452)

Capital share transactions (2)	30,195		22,610

Total increase	37,662		26,297
NET ASSETS
Beginning of period	43,400		17,103

End of period	$81,062		$43,400

Undistributed net investment income (loss)	$16	$	(– )*

(1)See "Financial Highlights" on page 91.

(2)Shares issued from sale of shares	4,682		4,101
Shares issued from reinvestment of dividend and/or capital gains distribution	196		74
Shares redeemed	(341)		(204)

Increase in outstanding capital shares	4,537		3,971

Value issued from sale of shares	$31,080		$23,356
Value issued from reinvestment of dividend and/or capital gains distribution	1,364		452
Value redeemed	(2,249)		(1,198)

Increase in outstanding capital	$30,195		$22,610

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,	For the fiscal period from 12-30-03 (1) through
2006	2005	2004	12-31-03

Net asset value, beginning of period	$6.1121	$5.4645	$5.0000	$5.0000

Income from investment operations:
Net investment income	0.0857	0.0643	0.0337	0.0000
Net realized and unrealized gain on investments	0.8867	0.6476	0.4645	0.0000

Total from investment operations	0.9724	0.7119	0.4982	0.0000

Less distributions from:
Net investment income	(0.0849)	(0.0643)	(0.0337)	(0.0000)
Capital gains	(0.0345)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.1194)	(0.0643)	(0.0337)	(0.0000)

Net asset value, end of period	$6.9651	$6.1121	$5.4645	$5.0000

Total return	15.91%	13.03%	9.96%	0.00%
Net assets, end of period (in millions)	$81	$43	$17	$–	*
Ratio of expenses to average net assets including voluntary expense waiver	1.07%	0.93%	0.76%	0.00%
Ratio of net investment income to average net assets including voluntary expense waiver	1.63%	1.53%	2.08%	0.00%
Ratio of expenses to average net assets excluding voluntary expense waiver	1.07	% (2)	1.12%	1.46%	0.00%
Ratio of net investment income to average net assets excluding voluntary expense waiver	1.63	% (2)	1.34%	1.38%	0.00%
Portfolio turnover rate	17%	22%	22%	0%

*Not shown due to rounding.

(1)Commencement of operations.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Energy Portfolio
      December 31, 2006

Below, David P. Ginther, CPA, portfolio manager of the W&R Target Funds, Inc. - Energy Portfolio, discusses positioning, performance and results for the fiscal period ended Dec. 31, 2006. He has managed the Portfolio since its inception in May 2006 and has eight years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio fell 6.81 percent for its initial fiscal period from May 1, 2006 to Dec. 31, 2006. By comparison, the S&P 1500 Energy Sector Index (reflecting the performance of stocks that generally represent the energy market) increased 6.38 percent*, while the Lipper Variable Annuity Natural Resources Funds Universe Average (reflecting the universe of funds with similar investment objectives) declined 0.83 percent for the comparable period.*

*Returns shown are cumulative amounts from April 30, 2006 to Dec. 31, 2006.

Lower energy prices led to an overall market rally

May 2006 was not an ideal time to begin managing an energy portfolio, and our disappointing initial results reflect the extreme challenges of especially volatile market conditions during our first few months of operation. Investors generally faced large swings in both energy prices and the market values of energy-related equities. During the initial fiscal period, we had more than our share of short-term performance setbacks that resulted from untimely positionings in certain natural gas and oil exploration/production companies, coal mining firms and other energy-related businesses.

Since August, however, U.S. equity markets generally provided strong returns, especially in the fourth quarter of 2006, and energy prices began to stabilize. The sector had faced a summer glut of gasoline inventories and generally mild autumn weather in the U.S. Over the period, there was also a lack of any major hurricanes in the Gulf of Mexico. Some energy stocks fell by double digit amounts during the late spring and early summer, but then rebounded in the fourth quarter. In fact, the S&P 1500 Energy Sector's fourth quarter 2006 return of 11.09 percent was significantly higher than the 6.70 percent rise of the broader S&P 500 Index for the fourth quarter.

Overall, the U.S. equity market responded positively during the fiscal period to the Federal Reserve's neutral stance on interest rates. Some believe the next move may be to ease interest rates, which we believe would be viewed as positive for energy. The split government resulting from the change in leadership in Congress following the mid-term U.S. elections was viewed as a positive development by equity markets. Nevertheless, we are concerned about the potential energy equity impact of potentially higher U.S. taxes for the sector, given the change in Congressional leadership, or a change in foreign policy that could affect the geopolitical landscape in the Middle East.

Short-term weakness, but positive long-term energy demand

In an effort to build value for the future during the Portfolio's initial fiscal period, we focused on natural gas as the spot price fell to a four-year low due to record high storage levels. Also, we increased our exposure to more traditional energy sectors such as exploration and production companies and oil service companies, and remained cautious on the alternative sectors as the flow of capital growth slowed due to lower commodity prices. We remain positive on the energy sector despite overall underperformance relative to the equity market since the summer. To us, the sector's long-term secular fundamentals remain positive. We see a continued lack of energy supply growth to meet future consumer and industrial demand growth, especially in emerging markets.

Our outlook

We believe the near-term direction in the energy markets will be driven more by weather, as December was 15 percent warmer than normal, and less by long-term fundamentals. Oil markets remain structurally tight as demand and supply remain in balance. But, several questions surrounding the oil markets in the near future are creating a very volatile energy market. First, will non-OPEC production growth match worldwide demand growth? Second, will warm weather lower demand and increase inventories? Third, will OPEC have to cut production, thus increasing spare production capacity? On the domestic natural gas market, inventory remains at record high levels, leaving the natural gas market to be corrected by either a weather driven demand cycle or a reduction in drilling activity to reduce inventory. Furthermore, we believe the worldwide economy will continue to grow in 2007, but at a lower sustainable growth rate than 2006, thus potentially increasing demand for more energy.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification.

Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Energy Portfolio (1)	$9,319
S&P 1500 Energy Sector Index (2)	$10,638
Lipper Variable Annuity Natural Resources Universe Average (2)	$9,917

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

		W&R TARGET ENERGY PORTFOLIO	S&P 1500 ENERGY SECTOR INDEX	LIPPER VARIABLE ANNUITY NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 5/01/06		10,000	10,000	10,000
JUN	2006	9,506	9,897	9,590
SEP	2006	8,712	9,576	8,893
DEC	2006	9,319	10,638	9,917

Cummulative Annual Total Return (3)

1-year period ended 12-31-06	-
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	- 6.81%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF ENERGY PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Energy Portfolio had net assets totaling $6,747,589 invested in a diversified portfolio of:

73.09%	Domestic Common Stocks
20.97%	Foreign Common Stocks
5.94%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by industry and geographic region, respectively, as follows:

Energy Stocks	$67.21
Utilities Stocks	$9.34
Capital Goods Stocks	$7.09
Cash and Cash Equivalents	$5.94
Multi-Industry Stocks	$4.08
Business Equipment and Services Stocks	$2.58
Raw Materials Stocks	$2.54
Technology Stocks	$1.22

Country Weightings
North America	$79.17
United States	$73.09
Canada	$6.08
Bahamas/ Caribbean	$6.70
Bermuda	$4.72
Cayman Islands	$1.98
Cash and Cash Equivalents	$5.94
Europe (1)	$4.71
Other	$3.48

(1)Includes $1.60 France, $0.78 Norway and $2.33 United Kingdom

The Investments of Energy Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Business Equipment and Services - 2.58%
Bucyrus International, Inc., Class A	1,500	$77,595
Headwaters Incorporated*	1,650	39,534
Jacobs Engineering Group Inc.*	700	57,078
		174,207
Capital Equipment - 5.05%
Cameron International Corporation*	3,050	161,802
Shaw Group Inc. (The)*	1,850	61,975
SunPower Corporation, Class A*	1,450	53,795
Suntech Power Holdings Co., Ltd., ADR*	1,850	62,919
		340,491
Chemicals - Specialty - 0.79%
VeraSun Energy Corporation*	2,700	53,325

Coal - 3.44%
Alpha Natural Resources, Inc.*	2,900	41,267
Foundation Coal Holdings, Inc.	1,550	49,228
Massey Energy Company	1,650	38,329
Peabody Energy Corporation	2,550	103,046
		231,870
Electrical Equipment - 0.29%
Hydrogenics Corporation*	15,550	19,826

Electronic Components - 0.44%
Evergreen Solar, Inc.*	3,950	29,882

Electronic Instruments - 0.78%
Energy Conversion Devices, Inc.*	1,550	52,638

Mining - 1.75%
Arch Coal, Inc.	1,700	51,051
Cameco Corporation	1,650	66,743
		117,794
Multiple Industry - 4.08%
Canadian Solar Inc.*	5,300	55,306
First Solar, Inc.*	2,600	77,311
General Electric Company	1,900	70,699
Technip SA, ADR	1,050	72,041
		275,357
Non-Residential Construction - 1.75%
Fluor Corporation	1,450	118,392

Petroleum - Canada - 0.99%
Suncor Energy Inc.	850	67,074

Petroleum - Domestic - 4.41%
ENSCO International Incorporated	2,050	102,623
Sunoco, Inc.	1,250	77,950
Valero Energy Corporation	1,600	81,856
XTO Energy Inc.	750	35,288
		297,717
Petroleum - International - 31.24%
Anadarko Petroleum Corporation	2,750	119,680
Apache Corporation	2,350	156,298
BP p.l.c., ADR	2,350	157,685
CNOOC Limited, ADR	400	37,852
ConocoPhillips	2,050	147,497
Devon Energy Corporation	2,100	140,868
EOG Resources, Inc.	2,100	131,145
Exxon Mobil Corporation	3,150	241,384
Hess Corporation	1,350	66,919
Marathon Oil Corporation	1,300	120,250
Newfield Exploration Company*	4,150	190,692
Noble Energy, Inc.	2,950	144,757
Occidental Petroleum Corporation	2,700	131,841
PetroChina Company Limited, ADR	300	42,234
Petroleo Brasileiro S.A. - Petrobras, ADR	350	36,047
Statoil ASA, ADR	2,000	52,640
TOTAL S.A., ADR	500	35,960
Talisman Energy Inc.	7,100	120,629
Ultra Petroleum Corp.*	700	33,425
		2,107,803
Petroleum - Services - 27.13%
BJ Services Company	3,950	115,814
Baker Hughes Incorporated	3,000	223,980
Complete Production Services, Inc.*	6,200	131,440
FMC Technologies, Inc.*	600	36,978
Grant Prideco, Inc.*	3,350	133,229
Halliburton Company	3,500	108,675
Nabors Industries Ltd.*	5,650	168,257
National Oilwell Varco, Inc.*	3,050	186,599
Schlumberger Limited	3,450	217,902
Smith International, Inc.	3,200	131,424
TODCO, Class A*	2,700	92,259
Transocean Inc.*	1,650	133,469
Weatherford International Ltd.*	3,600	150,444
		1,830,470
Utilities - Electric - 4.30%
Entergy Corporation	1,700	156,944
Exelon Corporation	2,150	133,063
		290,007
Utilities - Gas and Pipeline - 5.04%
Enbridge Inc.	3,950	135,880
Kinder Morgan, Inc.	1,350	142,762
Southwestern Energy Company*	1,750	61,338
		339,980

TOTAL COMMON STOCKS - 94.06%		$6,346,833

(Cost: $6,518,993)

SHORT-TERM SECURITIES - 10.37%	Principal Amount in Thousands

United States Government Agency Obligation
Federal Home Loan Bank,
4.83%, 1-2-07	$700	$699,906
(Cost: $699,906)

TOTAL INVESTMENT SECURITIES - 104.43%		$7,046,739

(Cost: $7,218,899)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.43%)		(299,150)

NET ASSETS - 100.00%		$6,747,589

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ENERGY PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $7,219) (Notes 1 and 3)	$7,047
Cash	1
Receivables:
Portfolio shares sold	44
Dividends and interest	3
Prepaid and other assets	5

Total assets	7,100

LIABILITIES
Payable for investment securities purchased	350
Accrued service fee (Note 2)	–	*
Accrued shareholder servicing (Note 2)	–	*
Payable to Portfolio shareholders	–	*
Other	2

Total liabilities	352

Total net assets	$6,748

NET ASSETS
$0.001 par value capital stock:
Capital stock	$1
Additional paid-in capital	6,913
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1
Accumulated undistributed net realized gain on investment transactions	5
Net unrealized depreciation in value of investments	(172)

Net assets applicable to outstanding units of capital	$6,748

Net asset value, redemption and offering price per share	$4.6351

Capital shares outstanding	1,456
Capital shares authorized	60,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      ENERGY PORTFOLIO
      For the Period from May 1, 2006 (1) through December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$30
Dividends (net of foreign withholding taxes of $1)	28

Total income	58

Expenses (Note 2):
Investment management fee	29
Service fee	9
Legal fees	6
Custodian fees	5
Shareholder servicing	– *
Other	2

Total	51
Less voluntary waiver of investment management fee (Notes 2 and 9)	(29)

Total expenses	22

Net investment income	36

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	5
Unrealized depreciation in value of investments during the period	(172)

Net loss on investments	(167)

Net decrease in net assets resulting from operations	$(131)

*Not shown due to rounding.

(1)Commencement of operations.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ENERGY PORTFOLIO
      For the Period from May 1, 2006 (1) through December 31, 2006
      (In Thousands)

INCREASE IN NET ASSETS
Operations:
Net investment income	$36
Realized net gain on investments	5
Unrealized depreciation	(172)

Net decrease in net assets resulting from operations	(131)

Distributions to shareholders from (Note 1E): (2)
Net investment income	(35)
Realized gains on investment transactions	(–)

(35)

Capital share transactions (3)	6,914

Total increase	6,748
NET ASSETS
Beginning of period	–

End of period	$6,748

Undistributed net investment income	$1

(1)Commencement of operations.
(2)See "Financial Highlights" on page 102.

(3)Shares issued from sale of shares	1,559
Shares issued from reinvestment of dividend and/or capital gains distribution	8
Shares redeemed	(111)

Increase in outstanding capital shares	1,456

Value issued from sale of shares	$7,375
Value issued from reinvestment of dividend and/or capital gains distribution	35
Value redeemed	(496)

Increase in outstanding capital	$6,914

See Notes to Financial Statements.

Financial Highlights
      ENERGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout the Period:

	For the period from 5-1-06(1) through
	12-31-06

Net asset value, beginning of period	$5.0000

Income (loss) from investment operations:
Net investment income	0.0248
Net realized and unrealized loss on investments	(0.3654)

Total from investment operations	(0.3406)

Less distributions from:
Net investment income	(0.0243)
Capital gains	(0.0000)

Total distributions	(0.0243)

Net asset value, end of period	$4.6351

Total return	-6.81%
Net assets, end of period (in millions)	$7
Ratio of expenses to average net assets including voluntary expense waiver	0.64	%(2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.05	%(2)
Ratio of expenses to average net assets excluding voluntary expense waiver	1.49	%(2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	0.20	%(2)
Portfolio turnover rate	12%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of
Global Natural Resources Portfolio
      December 31, 2006

W&R Target Funds, Inc. -- Global Natural Resources Portfolio is subadvised by Mackenzie Financial Corp. of Canada.

Below, Frederick Sturm, portfolio manager of the W&R Target Funds, Inc. -- Global Natural Resources Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio since its inception in April 2005 and has 25 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio climbed 25.49 percent for the 12 months ended Dec. 31, 2006. This outpaced the Morgan Stanley Capital International Commodity-Related Index (reflecting the performance of global natural resource markets), which increased 21.48 percent for the same period. The Lipper Variable Annuity Natural Resources Funds Universe Average (reflecting the Portfolio's peer group of funds with similar investment objectives), advanced 19.23 percent.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the market capitalization of its holdings since inception. Shaded areas show quarterly data since inception. Source: Morningstar

A multi-sector approach worked as volatility rose

Natural resources equities confounded skeptics this past year. Virtually all regional markets except Japan posted solid returns for the year. We are pleased to have provided exceptionally attractive results that we attribute to our adroit multi-sector positioning across a board range of natural resources equities.

This element of diversification, as well as substantial new commitments from investors, helped us both preserve capital as energy markets weakened in late summer and provided us with additional tactical resources to capitalize on long-term opportunities. Portfolio net assets nearly tripled this past fiscal year, from approximately $32 million to slightly more than $90 million.

Overall, this past fiscal year was a volatile, but profitable time for the Portfolio. We saw oil reach a record high of more than $75 a barrel in 2006, only to fall back by more than $20 by autumn and close the year at just over $61 a barrel, right where it began. Gasoline climbed to more than $3 a gallon, only to drop sharply amid bloated inventories. Also, the forces of nature in the Gulf of Mexico were calmer than hurricane forecasters expected. Gold prices reached their highest level since the early 1980s, and then retreated amid concerns about global economic growth.

Compared with a year ago, our Top 10 Equity Holdings as of Dec. 31, 2006 show (see table on page 105) more representation by U.S.-based energy companies, particularly coal mining firms, and less representation by overseas-based precious metals mining firms. This reflected a repositioning in an effort to take advantage of what we saw as temporary energy and natural resource stock weakness at various points in the fiscal year, and a reduced weighting in gold.

Natural resources earnings remained solid

Since global equity markets bottomed in 2002-2003, world stock markets have advanced close to 110 percent, but they are only slightly above their prior 2000 peak. Since that low, world earnings have advanced even more at 125 percent and now stand a more impressive 75 percent above their previous peak. The message we see is that equity markets have benefited from a broad improvement in global economic activity.

Resource sectors stand out as an example where earnings have risen faster than share prices, evidence of which is given by the current P/E (price-to-earnings ratio, or stock price divided by earnings per share) of less than 10 for some of the Portfolio's largest holdings. We have focused on such low P/E companies that we believe have continued attractive growth potential.

M&A helped to lead the way

This past year natural resource investors benefited from a sharp increase in global merger and acquisition (M&A) activity. Through our holdings, we participated in some pending deals, such as one affecting the global cement business, and missed a few, such as a large one affecting the copper industry. In 2007, we feel that robust M&A activity is likely to continue, aided by strong balance sheets, huge private equity buy-out pools, and what appear to us to be reasonable valuations.

In 2006, we also saw some leading companies in energy being taken over. The Portfolio's results benefited from several of these. In 2007, we expect more merger and acquisition activity in global energy services, and have invested in several firms (such as Diamond Offshore Drilling) partially for this reason.

In the mining sector, we are sticking with our view that gold prices may trade within a wide range of $550-$750 an ounce in coming months. We expect to maintain a neutral weighting. Base metal prices have been of some concern to us, and we have almost no exposure to copper and aluminum. However, we continue to be attracted to iron, an industry where a major firm has already contracted a 9.5 percent production increase for 2007.

In other areas, we continue to focus on more specialized companies with volume growth participation rather than commodity price leverage. This remains true of chemicals with our focus on industrial gases -- for example, Air Products and Chemicals was the Portfolio's largest holding at year's end -- and water companies.

Emerging markets lead global growth

The global outlook appears encouraging, in our opinion: Inflation risk remains subdued and we think may subside further with easing commodity prices. Global monetary conditions are still supportive with tame interest rate levels and ample money liquidity, and world trade continues to grow. It appears that, for the first time ever, emerging market economies were responsible for half of the world's total growth last year. We remain steadfast believers in the long-term demand for more resources as emerging markets seek to consume a more luxurious lifestyle. We believe that new car sales in China, for instance, will likely post their third consecutive year of more than 20 percent annual growth. In short, we think the demand growth story for resources remains intact and may accelerate as commodity prices ease.

In part because of this trend, we expect natural gas prices to be higher a year from now, even with the December 2006 warm weather surprise in many areas of the U.S. We generally expect to add natural gas firms to the Portfolio after having underweighted the sector for the past two years. Coal companies, a close proxy for natural gas, are likely also to respond to moderating prices by pushing out some of their expansion plans, in our view. Should oil prices get pushed lower, we think OPEC will respond by cutting production.

Alternative energy: here comes the sun

Another area of increasing interest for us is alternative energy. We have been steadily increasing exposure to bio-fuels and solar panels, domestically and abroad. In rough numbers, the annual U.S. consumption of gasoline through the middle of the next decade should be 150 billion gallons per year. We think there may be increased political dialogue on renewable fuels such as ethanol this year, partially tied to concerns of global warming. We are also investing in firms involved in solar panels, both through providers of technological improvements and in makers of inputs used in making panels.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Country	Change in weighting

Air Products and Chemicals, Inc.	United States	New to Top 10
Arch Coal, Inc.	United States	New to Top 10
Baker Hughes Incorporated	United States	New to Top 10
Companhia Vale do Rio Doce, ADR	Brazil	Increased
ConocoPhillips	United States	New to Top 10
Diamond Offshore Drilling, Inc.	United States	Increased
Gold Fields Limited, ADR	South Africa	Increased
Noble Corporation	Cayman Islands	New to Top 10
Peabody Energy Corporation	United States	New to Top 10
Valero Energy Corporation	United States	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Aracruz Cellulose S.A., ADR, Barrick Gold Corporation, Bunge Limited, Impala Platinum Holdings Limited and Transocean Inc. Massey Energy Company and Placer Dome Inc., Top 10 Equity Holdings at 12-31-05, were eliminated from the Portfolio. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

Looking out over the next 24 months, we see a broad range of opportunities unfolding. For long-term investors, a generally favorable global economic backdrop suggests more worthwhile gains may be attainable. In our view, resource markets have the potential to post returns in excess of fixed-income alternatives over the balance of the decade. For investors looking to deploy additional assets or rebalance a portfolio, we think potential equity market volatility in 2007 may create an attractive buying opportunity.

The pulse of resource equity markets as we start 2007 is slowing -- we think the bull needs a little time to recover from its last six-month charge. In an idealized cycle based on past history, markets last year should have moderated into early summer (they did), rallied to late summer (they did), and then moderated a second time into late year (this they did only partially).

If we compare resource investing to mountain climbing, we think the market has unfinished business ahead and needs to revisit base camp for more oxygen to prepare for the risks ahead. In our view, conservative investors who watched much of the 2004-2006 resource advance from the sidelines have yet to enter the market. In the months ahead, we feel that the climb leaders may stick their heads into base camp tents for a short rest, but we think there is enough mountain left out there that the leaders probably won't wait too long before they resume their climb.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Global Natural Resources Portfolio (1)	$15,818
Morgan Stanley Capital International Commodity-Related Index (2)	$15,283
Lipper Variable Annuity Natural Resources Funds Universe Average (2)	$16,125

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

		W&R TARGET GLOBAL NATURAL RESOURCES PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL COMMODITY- RELATED INDEX	LIPPER VARIABLE ANNUITY NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
JUN	2005	10,464	10,494	11,001
SEP	2005	12,271	12,078	13,355
DEC	2005	12,604	12,580	13,524
DEC	2006	15,818	15,283	16,125

Average Annual Total Return (3)

1-year period ended 12-31-06	25.49%
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	31.45%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF
GLOBAL NATURAL RESOURCES PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Global Natural Resources Portfolio had net assets totaling $90,451,992 invested in a diversified portfolio of:

49.34%	Domestic Common Stocks
47.28%	Foreign Common Stocks
3.38%	Cash and Cash Equivalents, Corporate Debt Securities and Unrealized Gain on Open Forward Currency Contracts

Country Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by geographic region and by industry, respectively, as follows:

North America	$59.10
United States	$49.34
Canada	$7.71
Mexico	$2.05
South America	$14.69
Brazil	$14.38
Peru	$0.31
Europe (1)	$6.38
Bahamas/Caribbean	$6.34
Cayman Islands	$3.74
Bermuda	$2.60
Pacific Basin (2)	$6.12
South Africa	$4.09
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$3.28

Sector Weightings

Energy Stocks	$42.50
Raw Materials Stocks	$30.36
Capital Goods Stocks	$6.72
Shelter Stocks	$4.32
Miscellaneous Stocks	$4.19
Cash and Cash Equivalents, Corporate Debt Securities and Unrealized Gain on Open Forward Currency Contracts	$3.38
Utilities Stocks	$3.16
Multi-Industry Stocks	$3.03
Consumer Nondurables Stocks	$2.34

(1)Includes $2.69 France, $1.15 Germany, $0.97 Italy, $0.59 Russia and $0.98 United Kingdom.
(2)Includes $1.14 Australia, $1.44 China, $0.10 Japan, $0.87 South Korea and $2.57 Thailand.

The Investments of Global Natural Resources Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Australia - 1.14%
Lihir Gold Limited (A)*	419,800	$1,033,868

Bermuda - 2.60%
China Gas Holdings Limited (A)	1,359,500	270,911
Weatherford International Ltd.*	49,700	2,076,963
		2,347,874
Brazil - 14.28%
Aracruz Celulose S.A., ADR	14,000	857,360
Arcelor Brasil S.A. (A)	13,900	273,251
Bradespar S.A. (A)	16,900	798,923
CPFL Energia S.A. (A)*	17,000	238,708
CPFL Energia S.A., ADR	5,000	204,900
Companhia de Saneamento Basico do Estado de Sao Paulo - SABESP, ADR	16,900	571,896
Companhia Energetica de Minas Gerais - CEMIG, ADR	16,300	785,660
Companhia Siderurgica Nacional (A)	28,100	848,327
Companhia Siderurgica Nacional, ADR	20,000	599,600
Companhia Vale do Rio Doce, ADR	111,400	3,313,036
Companhia Vale do Rio Doce, Class A (A)	13,960	353,492
Cosan S.A. Industria e Comercio (A)*	19,800	414,257
EDP Brasil S.A. (A)*	9,000	139,012
Petroleo Brasileiro S.A. - Petrobras, ADR	4,500	463,455
Suzano Bahia Sul Papel E Celulose S.A. (A)	209,600	2,079,813
Votorantim Celulose e Papel S.A. (A)	14,900	289,910
Votorantim Celulose e Papel S.A., ADR*	34,800	682,428
		12,914,028
Canada - 7.71%
Barrick Gold Corporation (A)	50,000	1,537,124
Cameco Corporation (A)	6,300	254,993
Canadian National Railway Company (A)	2,000	85,872
Highpine Oil & Gas Limited (A)*	8,000	107,705
IAMGOLD Corporation (A)	180,822	1,600,208
Kinross Gold Corporation (A)*	103,500	1,226,575
Meridian Gold Inc. (A)*	9,500	264,190
Mullen Group Income Fund (A)*	11,500	184,312
OPTI Canada Inc. (A)*	25,900	439,311
Pason Systems Inc. (A)	19,800	225,141
Peyto Energy Trust (A)*	6,700	101,694
Pure Energy Services Ltd. (A)*	9,600	110,312
Savanna Energy Services Corp. (A)*	15,900	258,240
Trican Well Service Ltd. (A)	28,500	496,608
zed.i solutions inc. (A)*	102,600	83,583
		6,975,868
Cayman Islands - 3.74%
Noble Corporation	33,800	2,573,870
Transocean Inc.*	10,000	808,900
		3,382,770
China - 1.44%
China Shenhua Energy Company Limited, H Shares (A)	265,600	639,218
Suntech Power Holdings Co., Ltd., ADR*	10,000	340,100
Xinao Gas Holdings Limited (A)	290,000	328,092
		1,307,410
France - 2.69%
L'Air Liquide S.A. (A)*	2,900	688,681
Vallourec (A)*	6,000	1,744,835
		2,433,516
Germany - 1.15%
Siemens AG (A)	3,400	339,304
Wacker Chemie AG (A)*	5,400	702,845
		1,042,149
Italy - 0.97%
Eni S.p.A. (A)	26,000	874,503

Japan - 0.10%
Sumitomo Titanium Corporation (A)	800	89,475

Mexico - 2.05%
Cemex, S.A. de C.V., ADR*	54,700	1,850,501

Peru - 0.31%
Compania de Minas Buenaventura S.A.A., ADR	10,000	280,600

Russia - 0.59%
OAO LUKOIL, ADR*	3,000	262,200
OJSC Rosneft Oil Company*	30,000	274,500
		536,700
South Africa - 4.09%
Gold Fields Limited, ADR	140,000	2,643,200
Impala Platinum Holdings Limited (A)	31,800	834,306
Mvelaphanda Resources Limited (A)*	39,800	221,324
		3,698,830
South Korea - 0.87%
GS Holdings Corp. (A)	24,230	784,218

Thailand - 2.57%
Banpu Public Company Limited, Registered Shares (A)*	64,100	338,130
PTT Public Company Limited (A)	195,000	1,155,148
Rayong Refinery Public Company Limited (A)*	292,000	140,028
Thai Oil Public Company Limited (A)	467,200	691,904
		2,325,210
United Kingdom - 0.98%
Randgold Resources Limited, ADR*	29,800	698,512
Titanium Resources Group Ltd. (A)*	146,000	190,100
		888,612
United States - 49.34%
Air Products and Chemicals, Inc.	37,800	2,656,584
Allegheny Technologies Incorporated	5,000	453,400
Alpha Natural Resources, Inc.*	20,000	284,600
Arch Coal, Inc.	83,600	2,510,508
Archer Daniels Midland Company	8,000	255,680
Atwood Oceanics, Inc.*	17,900	876,563
Aventine Renewable Energy Holdings, Inc.*	28,000	659,680
Avery Dennison Corporation	1,800	122,274
Baker Hughes Incorporated	29,800	2,224,868
Bunge Limited	20,000	1,450,200
CONSOL Energy Inc.	41,800	1,343,034
Cameron International Corporation*	16,900	896,545
Celanese Corporation, Series A	29,800	771,224
ConocoPhillips	54,700	3,935,665
Cytec Industries Inc.	9,900	559,449
Diamond Offshore Drilling, Inc.	40,000	3,197,600
EXCO Resources, Inc.*	10,000	169,100
Exxon Mobil Corporation	9,900	758,637
First Solar, Inc.*	1,800	53,523
Foundation Coal Holdings, Inc.	29,800	946,448
General Electric Company	38,000	1,413,980
GlobalSanteFe Corporation	29,800	1,751,644
Grant Prideco, Inc.*	25,000	994,250
Halliburton Company	42,100	1,307,205
Hexcel Corporation*	39,800	692,918
iShares Silver Trust*	2,900	372,070
MEMC Electronic Materials, Inc.*	21,900	857,166
Nalco Holdings LLC*	29,800	609,708
Peabody Energy Corporation	69,600	2,812,536
Praxair, Inc.	29,800	1,768,034
Rowan Companies, Inc.	34,800	1,155,360
Smith International, Inc.	47,700	1,959,039
TXU Corp.	6,000	325,260
Valero Energy Corporation	69,600	3,560,736
VeraSun Energy Corporation	32,000	632,000
W-H Energy Services, Inc.	6,000	292,140
		44,629,628

TOTAL COMMON STOCKS - 96.62%		$87,395,760

(Cost: $76,325,498)

CORPORATE DEBT SECURITIES - 0.10%	Principal Amount in Thousands

Brazil
Bahia Sul Celulose S.A.,
0.0%, 12-1-12 (A)(B)	$180	$91,661
(Cost: $89,159)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.05%	Face Amount in Thousands

Brazilian Real, 1-17-07 (C)	BRL820	(6,573)
Canadian Dollar, 1-17-07 (C)	CAD2,060	50,060
Canadian Dollar, 1-17-07 (C)	500	9,282
Canadian Dollar, 2-7-07 (C)	1,520	23,147
South African Rand, 1-17-07 (C)	ZAR3,300	(31,614)
South African Rand, 1-17-07 (C)	500	(143)
South African Rand, 2-21-07 (C)	240	(1,262)
South African Rand, 3-14-07 (C)	3,350	(4,334)
		$38,563

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper - 1.47%
Beverages
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.24%, 1-3-07	$1,333	1,332,612

United States Government Agency Obligation - 1.44%
Federal Home Loan Bank,
4.83%, 1-2-07	1,300	1,299,826

TOTAL SHORT-TERM SECURITIES - 2.91%		$2,632,438

(Cost: $2,632,438)

TOTAL INVESTMENT SECURITIES - 99.68%		$90,158,422

(Cost: $79,047,095)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.32%		293,570

NET ASSETS - 100.00%		$90,451,992

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of this security amounted to 0.10% of net assets.
(C)Principal or face amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CAD - Canadian Dollar, ZAR - South African Rand).
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GLOBAL NATURAL RESOURCES PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $79,047) (Notes 1 and 3)	$90,158
Cash	69
Receivables:
Investment securities sold	182
Portfolio shares sold	117
Dividends and interest	108

Total assets	90,634

LIABILITIES
Payable for investment securities purchased	139
Accrued management fee (Note 2)	7
Accrued accounting services fee (Note 2)	4
Accrued service fee (Note 2)	2
Payable to Portfolio shareholders	1
Accrued shareholder servicing (Note 2)	–	*
Other	29

Total liabilities	182

Total net assets	$90,452

NET ASSETS
$0.001 par value capital stock:
Capital stock	$12
Additional paid-in capital	79,082
Accumulated undistributed income:
Accumulated undistributed net investment income	13
Accumulated undistributed net realized gain on investment transactions	234
Net unrealized appreciation in value of investments	11,111

Net assets applicable to outstanding units of capital	$90,452

Net asset value, redemption and offering price per share	$7.5711

Capital shares outstanding	11,947
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $57)	$966
Interest and amortization	347

Total income	1,313

Expenses (Note 2):
Investment management fee	642
Service fee	161
Custodian fees	84
Accounting services fee	39
Legal fees	26
Audit fees	7
Shareholder servicing	3
Other	9

Total expenses	971

Net investment income	342

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	3,514
Realized net loss on forward currency contracts	(103)
Realized net loss on foreign currency transactions	(59)

Realized net gain on investments	3,352

Unrealized appreciation in value of securities during the period	8,039
Unrealized appreciation in value of forward currency contracts during the period	68

Unrealized appreciation in value of investments during the period	8,107

Net gain on investments	11,459

Net increase in net assets resulting from operations	$11,801

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL NATURAL RESOURCES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,	For the period from 4-28-05 (1) through
	2006	12-31-05

INCREASE IN NET ASSETS
Operations:
Net investment income (loss)	$342	$(58)
Realized net gain on investments	3,352	201
Unrealized appreciation	8,107	3,004

Net increase in net assets resulting from operations	11,801	3,147

Distributions to shareholders from (Note 1E): (2)
Net investment income	(270)	(–)
Realized gains on investment transactions	(3,166)	(154)

	(3,436)	(154)

Capital share transactions (3)	49,784	29,310

Total increase	58,149	32,303
NET ASSETS
Beginning of period	32,303	–

End of period	$90,452	$32,303

Undistributed net investment income	$13	$–

(1)Commencement of operations.
(2)See "Financial Highlights" on page 117.

(3)Shares issued from sale of shares	6,926	5,206
Shares issued from reinvestment of dividend and/or capital gains distribution	454	24
Shares redeemed	(583)	(80)

Increase in outstanding capital shares	6,797	5,150

Value issued from sale of shares	$50,652	$29,635
Value issued from reinvestment of dividend and/or capital gains distribution	3,436	154
Value redeemed	(4,304)	(479)

Increase in outstanding capital	$49,784	$29,310

See Notes to Financial Statements.

Financial Highlights
      GLOBAL NATURAL RESOURCES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 4-28-05(1) through
	12-31-06	12-31-05

Net asset value, beginning of period	$6.2719	$5.0000

Income (loss) from investment operations:
Net investment income (loss)	0.0295	(0.0112)
Net realized and unrealized gain on investments	1.5690	1.3132

Total from investment operations	1.5985	1.3020

Less distributions from:
Net investment income	(0.0235)	(0.0000)
Capital gains	(0.2758)	(0.0301)

Total distributions	(0.2993)	(0.0301)

Net asset value, end of period	$7.5711	$6.2719

Total return	25.49%	26.04%
Net assets, end of period (in millions)	$90	$32
Ratio of expenses to average net assets	1.51%	2.17	%(2)
Ratio of net investment income (loss) to average net assets	0.53%	-0.60	%(2)
Portfolio turnover rate	111%	66%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Managers' Discussion of Growth Portfolio
      December 31, 2006

Below, Philip J. Sanders, CFA, and Daniel P. Becker, CFA, portfolio managers of the W&R Target Funds, Inc. - Growth Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2006. Mr. Sanders has managed the Portfolio for eight years and has 18 years of industry experience, while Mr. Becker has managed the Portfolio for six months and has 18 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio returned 5.04 percent for the 12 months ended Dec. 31, 2006, less than its benchmark and its peer group. The Russell 1000 Growth Index (reflecting the performance of securities that generally represent the large-cap growth market) increased 9.09 percent, while the Lipper Variable Annuity Large-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 6.28 percent for the same period.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Sector allocation and stock selection hamper performance

We attribute the Portfolio's underperformance during 2006 to both sector allocation and stock selection. From a sector perspective, the Portfolio's return was hampered by its underweighting in the relatively strong performing consumer discretionary sector as well as its modestly overweight posture in the weak-performing energy sector. We were also slightly underweight in health care during the third quarter when the sector had a meaningful rally. As for stock selection, the Portfolio was negatively affected by poor performance in select holdings in the financial, health care and technology sectors. We did benefit from strong performance from other companies, but this was not enough to offset the negative impact of the aforementioned factors.

Value outpaced growth

Equity markets were buoyed in 2006 by a pause in the Federal Reserve's tightening cycle. After 17 consecutive interest rate hikes, the Fed appears to be on hold as slower economic growth, a very weak housing market and a pullback in energy and other commodity prices have brought into balance the dual concerns of slower economic growth and inflation. We believe that the market's strong fourth quarter rally seemingly reflects investors' growing conviction in an economic "soft landing," while mitigating fears of recession. While these macroeconomic factors provided a favorable backdrop for the equity markets in general, the Portfolio's performance was also influenced by several crosscurrents within the equity asset class. In particular, smaller capitalization companies outperformed their larger capitalization counterparts and value disciplines continued to outshine growth investment styles.

We sought sustainable competitive advantages

There were no fundamental changes to the Portfolio's investment strategy during the past year. We continue to focus on those companies that we believe are well positioned to generate strong levels of profitability and growth over the long term by way of what we see as sustainable competitive advantages (economies of scale, proprietary technology, brand equity, etc.) and the strong secular growth characteristics of the markets in which they operate. Key financial indicators of sustainable competitive advantage, in our view, include profitability measures such as profit margins and return on capital. Macroeconomic factors and individual stock valuations also continue to play a role in the stock selection process and Portfolio construction.

Technology and health care were the two largest areas of exposure for the Portfolio during the past year on an absolute basis, although neither sector's weighting deviated significantly from its respective weighting in the Portfolio's benchmark. On a relative basis, primary areas of emphasis included the financial services, energy and consumer staples sectors, while underweighted sectors included consumer discretionary, industrials, utilities and telecommunications services.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Adobe Systems Incorporated	New to Top 10
Apple Computer, Inc.	New to Top 10
Chicago Mercantile Exchange Holdings Inc.	New to Top 10
Cisco Systems, Inc.	New to Top 10
Colgate-Palmolive Company	New to Top 10
Google Inc., Class A	Decreased
Microsoft Corporation	Decreased
Monsanto Company	New to Top 10
PepsiCo, Inc.	New to Top 10
Procter & Gamble Company (The)	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Genentech, Inc., General Electric Company, Johnson & Johnson, Schlumberger Limited, SLM Corporation and Walgreen Co. Two Top 10 Equity Holdings at 12-31-05, Legg Mason Inc. and UnitedHealth Group Incorporated, were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

We believe that the U.S. economy is settling into a slower, but perhaps more sustainable rate of growth. To date, the profound weakness we have witnessed in the housing sector has yet to translate into widespread weakness in consumer spending as a whole. Slower economic growth, combined with notable weakness in commodity prices, has had the beneficial impact of dampening inflationary expectations, thereby allowing the Federal Reserve to remain on hold for the time being. We see corporate profits continuing to expand, but they will be challenged to match the strong double-digit growth rates of the last few years, in our opinion.

Current areas of emphasis for the Portfolio include health care and consumer staples because of what we see as stable, steady growth characteristics as well as select areas of technology, where we feel new product cycles can propel strong growth, even in the face of a moderating economy. We remain optimistic that the current investment backdrop likely will result in an increasingly favorable environment for the large-cap growth asset class - especially given its extended period of underperformance versus value stocks. Consequently, we believe that our philosophy and process - which emphasizes sustainability and repeatability at a time when economic and profit growth is decelerating - should fare better on a relative basis in the coming quarters.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment
W&R Target Growth Portfolio (1)	$21,095
Russell 1000 Growth Index	$17,014
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	$18,424

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.
		W&R TARGET GROWTH PORTFOLIO	RUSSELL 1000 GROWTH INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	12,145	13,051	12,649
DEC	1998	15,462	18,102	16,919
DEC	1999	20,773	24,108	23,121
DEC	2000	21,067	18,704	20,074
DEC	2001	18,046	14,891	16,017
DEC	2002	14,203	10,741	11,633
DEC	2003	17,478	13,939	14,884
DEC	2004	18,056	14,816	16,101
DEC	2005	20,083	15,596	17,336
DEC	2006	21,095	17,014	18,424

Average Annual Total Return (2)

1-year period ended 12-31-06	5.04%
5-year period ended 12-31-06	3.17%
10-year period ended 12-31-06	7.75%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Growth Portfolio had net assets totaling $1,176,985,406 invested in a diversified portfolio of:

90.05%	Domestic Common Stocks
8.25%	Foreign Common Stocks
1.70%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Technology Stocks	$24.86
Health Care Stocks	$19.24
Consumer Nondurables Stocks	$10.64
Financial Services Stocks	$10.18
Business Equipment and Services Stocks	$7.27
Energy Stocks	$5.89
Multi-Industry Stocks	$5.13
Miscellaneous Stocks	$4.74
Consumer Durables Stocks	$3.66
Consumer Services Stocks	$3.48
Raw Materials Stocks	$3.21
Cash and Cash Equivalents	$1.70

The Investments of Growth Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 1.47%
Boeing Company (The)	195,000	$17,323,800

Beverages - 3.27%
PepsiCo, Inc.	615,000	38,468,250

Broadcasting - 1.06%
Comcast Corporation, Class A*	295,000	12,475,550

Business Equipment and Services - 1.02%
CheckFree Corporation*	300,000	12,043,500

Capital Equipment - 0.49%
Deere & Company	60,000	5,704,200

Chemicals - Petroleum and Inorganic - 3.21%
Monsanto Company	720,000	37,821,600

Communications Equipment - 5.99%
Cisco Systems, Inc.*	2,050,000	55,954,750
QUALCOMM Incorporated	385,000	14,543,375
		70,498,125
Computers - Micro - 2.92%
Apple Computer, Inc.*	405,000	34,339,950

Computers - Peripherals - 9.85%
Adobe Systems Incorporated*	835,000	34,305,975
Electronic Arts Inc.*	610,000	30,710,450
Microsoft Corporation	1,306,100	38,993,616
SAP Aktiengesellschaft, ADR	225,000	11,947,500
		115,957,541
Consumer Electronics - 3.18%
Harman International Industries, Incorporated	95,600	9,551,396
Research In Motion Limited*	218,200	27,897,961
		37,449,357
Defense - 2.11%
General Dynamics Corporation	334,600	24,877,510

Electrical Equipment - 0.79%
Emerson Electric Co.	210,000	9,254,700

Electronic Components - 2.52%
Broadcom Corporation, Class A*	212,500	6,863,750
Microchip Technology Incorporated	698,600	22,833,741
		29,697,491
Finance Companies - 1.00%
SLM Corporation	240,400	11,724,308

Health Care - Drugs - 11.02%
Abbott Laboratories	255,000	12,421,050
Alcon, Inc.	122,100	13,647,117
Allergan, Inc.	170,500	20,415,670
Amgen Inc.*	90,000	6,150,150
Genentech, Inc.*	405,000	32,857,650
Gilead Sciences, Inc.*	497,400	32,278,773
Schering-Plough Corporation	505,000	11,938,200
		129,708,610
Health Care - General - 6.57%
Baxter International Inc.	465,000	21,571,350
DENTSPLY International Inc.	365,000	10,900,725
Johnson & Johnson	503,300	33,227,866
Roche Holding Ltd, ADR	130,000	11,664,250
		77,364,191
Hospital Supply and Management - 1.65%
Medtronic, Inc.	361,900	19,365,269

Hotels and Gaming - 2.42%
International Game Technology	520,000	24,024,000
Shuffle Master, Inc.*	170,000	4,451,450
		28,475,450
Household - General Products - 7.37%
Colgate-Palmolive Company	695,000	45,341,800
Procter & Gamble Company (The)	645,000	41,454,150
		86,795,950
Insurance - Life - 0.53%
Aflac Incorporated	135,000	6,210,000

Motor Vehicles - 0.48%
Harley-Davidson, Inc.	80,200	5,651,694

Multiple Industry - 5.13%
General Electric Company	891,400	33,168,994
Las Vegas Sands, Inc.*	303,900	27,192,972
		60,361,966
Petroleum - Services - 5.89%
Baker Hughes Incorporated	108,900	8,130,474
Schlumberger Limited	450,000	28,422,000
Smith International, Inc.	797,800	32,765,646
		69,318,120
Retail - Food Stores - 1.06%
Walgreen Co.	271,900	12,477,491

Retail - General Merchandise - 0.97%
Target Corporation	200,000	11,410,000

Security and Commodity Brokers - 8.65%
Chicago Mercantile Exchange Holdings Inc.	75,700	38,588,075
Franklin Resources, Inc.	70,500	7,766,985
Goldman Sachs Group, Inc. (The)	117,600	23,443,560
UBS AG	530,000	31,974,900
		101,773,520
Timesharing and Software - 6.25%
Automatic Data Processing, Inc.	250,000	12,312,500
Google Inc., Class A*	76,660	35,281,615
Paychex, Inc.	658,300	26,012,724
		73,606,839
Trucking and Shipping - 1.43%
Expeditors International of Washington, Inc.	416,000	16,839,680

TOTAL COMMON STOCKS - 98.30%		$1,156,994,662

(Cost: $912,568,333)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 0.36%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.24%, 1-3-07	$4,286	4,284,752

Construction Materials - 0.34%
Black & Decker Holdings Inc. and Black & Decker Luxembourg Finance S.C.A. (Black & Decker Corporation (The)),
5.38%, 1-17-07	4,000	3,990,436

Mining - 0.51%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited),
5.32%, 1-22-07	6,000	5,981,380

TOTAL SHORT-TERM SECURITIES - 1.21%		$14,256,568

(Cost: $14,256,568)

TOTAL INVESTMENT SECURITIES - 99.51%		$1,171,251,230

(Cost: $926,824,901)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.49%		5,734,176

NET ASSETS - 100.00%		$1,176,985,406

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GROWTH PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $926,825) (Notes 1 and 3)	$1,171,251
Cash	1
Receivables:
Investment securities sold	5,976
Dividends and interest	1,069
Portfolio shares sold	179
Prepaid and other assets	1

Total assets	1,178,477

LIABILITIES
Payable for investment securities purchased	910
Payable to Portfolio shareholders	363
Accrued management fee (Note 2)	65
Accrued service fee (Note 2)	24
Accrued accounting services fee (Note 2)	21
Accrued shareholder servicing (Note 2)	3
Other	106

Total liabilities	1,492

Total net assets	$1,176,985

NET ASSETS
$0.001 par value capital stock:
Capital stock	$120
Additional paid-in capital	1,038,442
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(55)
Accumulated undistributed net realized loss on investment transactions	(105,948)
Net unrealized appreciation in value of investments	244,426

Net assets applicable to outstanding units of capital	$1,176,985

Net asset value, redemption and offering price per share	$9.7813

Capital shares outstanding	120,330
Capital shares authorized	300,000

See Notes to Financial Statements.

Statement of Operations
      GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $69)	$11,073
Interest and amortization	821

Total income	11,894

Expenses (Note 2):
Investment management fee	8,337
Service fee	3,014
Accounting services fee	249
Shareholder servicing	45
Custodian fees	37
Legal fees	28
Audit fees	18
Other	243

Total	11,971
Less waiver of investment management fee (Notes 2 and 9)	(76)

Total expenses	11,895

Net investment loss	(1)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	79,840
Unrealized depreciation in value of investments during the period	(21,637)

Net gain on investments	58,203

Net increase in net assets resulting from operations	$58,202

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(1)	$(389)
Realized net gain on investments	79,840	117,693
Unrealized appreciation (depreciation)	(21,637)	11,191

Net increase in net assets resulting from operations	58,202	128,495

Dividends to shareholders from (Note 1E): (1)
Net investment income	(–)	(36)
Realized gains on investment transactions	(–)	(–)

	(–)	(36)

Capital share transactions (2)	(133,479)	(128,339)

Total increase (decrease)	(75,277)	120
NET ASSETS
Beginning of period	1,252,262	1,252,142

End of period	$1,176,985	$1,252,262

Undistributed net investment loss	$(55)	$(54)

(1)See "Financial Highlights" on page 130.

(2)Shares issued from sale of shares	5,747	5,832
Shares issued from reinvestment of dividend and/or capital gains distribution	–	4
Shares redeemed	(19,889)	(20,913)

Decrease in outstanding capital shares	(14,142)	(15,077)

Value issued from sale of shares	$54,351	$50,040
Value issued from reinvestment of dividend and/or capital gains distribution	–	36
Value redeemed	(187,830)	(178,415)

Decrease in outstanding capital	$(133,479)	$(128,339)

See Notes to Financial Statements.

Financial Highlights
      GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$9.3125	$8.3728	$8.1267	$6.6041	$8.3923

Income (loss) from investment operations:
Net investment income (loss)	(0.0001)	(0.0029)	0.0228	(0.0048)	0.0009
Net realized and unrealized gain (loss) on investments	0.4689	0.9429	0.2460	1.5275	(1.7882)

Total from investment operations	0.4688	0.9400	0.2688	1.5227	(1.7873)

Less distributions from:
Net investment income	(0.0000)	(0.0003)	(0.0227)	(0.0001)	(0.0009)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0000)	(0.0003)	(0.0227)	(0.0001)	(0.0009)

Net asset value, end of period	$9.7813	$9.3125	$8.3728	$8.1267	$6.6041

Total return	5.04%	11.23%	3.31%	23.06%	-21.30%
Net assets, end of period (in millions)	$1,177	$1,252	$1,252	$1,283	$705
Ratio of expenses to average net assets including expense waiver	0.99%	1.00%	1.00%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets including expense waiver	0.00%	-0.03%	0.27%	-0.09%	0.01%
Ratio of expenses to average net assets excluding expense waiver	1.00%	1.00	%(1)	1.00	%(1)	0.99	%(1)	0.99	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.01%	-0.03	%(1)	0.27	%(1)	-0.09	%(1)	0.01	%(1)
Portfolio turnover rate	67%	59%	81%	59%	41%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of High Income Portfolio
      December 31, 2006

Below, William M. Nelson, portfolio manager of the W&R Target Funds, Inc. - High Income Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for eight years and has 18 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	MEDIUM	LONG
			HIGH	CREDIT QUALITY
MEDIUM
X			LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio increased 10.27 percent for the 12 months ended Dec. 31, 2006, compared with an 11.85 percent rise in the Citigroup High Yield Market Index (reflecting the performance of securities that generally represent the higher risk bond market). The Lipper Variable Annuity High Current Yield Funds Universe Average (reflecting the performance of Portfolios with similar investment objectives) increased 9.80 percent during the period.

A bumpy ride for auto bonds

Returns for the Portfolio and its benchmark were volatile throughout the year as the high yield bond market faced GM and Ford bond downgrades as well as a flattening of the bond yield curve. We did not do as well as our benchmark in fiscal year 2006 primarily because of an unexpected rebound in auto bonds from depressed levels. We were underweight in domestic U.S. auto industry bonds during the fiscal period because of what we felt were the industry's weak long-term fundamentals - which include declining market shares and a product mix too dependent on large SUVs and trucks. As gasoline prices accelerated in early and mid-2006 to above $3 a gallon and each company's profitability deteriorated, it appeared that one or both auto makers - whose credit ratings were downgraded - might also be headed for the proverbial financial scrap heap. Then, as energy prices fell sharply and each firm took steps to cut costs, prices of auto bonds got a jumpstart. Our view was that this bumpy ride was not worth the risks.

A short duration strategy

The Portfolio began the year positioned for a recovering economy and the anticipation of higher U.S. Treasury rates. We positioned our holdings to take advantage of anticipated higher rates by holding shorter duration securities that were less sensitive to interest rate moves. This strategy was employed by holding shorter duration securities and underweighting higher quality BB rated bonds that would likely lose value in the event Treasury prices dropped. The Portfolio also increased its weighting of lower quality, higher yielding securities that would be less sensitive to increased Treasury rates and would benefit from recovery in credit quality. Both GM's and Ford's bonds were downgraded to junk status (BB ratings or less) in 2005. With their respective credit arms, both companies comprised greater than 10 percent of the high yield market. The returns for GM and Ford for the year outpaced the Lipper High Yield Index. Also, even though the BB rating category underperformed its benchmark, the flatness of the yield curve kept the BB returns closer to the index return than anticipated.

Portfolio Characteristics As of 12-31-06

Average maturity	7.73 years
Effective duration	5.39 years
Weighted average bond rating	B-

Large volume of new issuance

Heavy new issuance and the return of large leveraged buyouts occurred in 2006. One transaction that affected the market during the second half of the fiscal year was a buyout of HCA Inc., the hospital chain. Other large transactions included Freescale Semiconductor, Inc. and Sungard Data Systems Inc. The amount of leverage for such deals increased and corresponding debt placed on balance sheets increased as well. We expect this trend of larger buyouts to continue as long as capital markets are receptive to the stories and resulting capital structures. We think extreme liquidity in the high yield market permitted a technical rally in lower quality securities. If we exclude auto bonds, then we generally fared well against our benchmark with lower quality securities during the fiscal period.

BBs outpaced shorter duration in the second half

As stated above, the Portfolio was positioned with shorter duration securities that would be less sensitive to interest rate moves. This strategy outperformed BB as Treasuries rose in yield in the first half of 2006. As Treasuries rallied in the second half of 2006, BBs outperformed our shorter duration position. Also, lower quality securities were added throughout the year that would benefit from a recovering economy.

Our outlook

We remain overweight in building products, as we believe the housing market could bottom sometime in 2007. As a sector, building products currently offer one of the largest yields available. We also believe that spreads will tighten as others see opportunities in the sector as well. In addition, we like health care bonds for their defensive nature. We also currently like the technology sector, as well as the retail and food processing sectors, which are representative of our belief in a soft U.S. economic landing and continued high levels of consumer spending.

We remain underweight in BB securities and overweight in lower quality securities, but we have become more duration neutral with respect to our peer group. We expect to reposition holdings as specific securities meet our price targets.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk, and, as such, the Portfolio's net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target High Income Portfolio (1)	$17,403
Citigroup High Yield Market Index	$19,305
Lipper Variable Annuity High Current Yield Funds Universe Average	$16,809

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET HIGH INCOME PORTFOLIO	CITIGROUP HIGH YIELD MARKET INDEX	LIPPER VARIABLE ANNUITY HIGH CURRENT YIELD FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	11,404	11,319	11,349
DEC	1998	11,626	11,727	11,424
DEC	1999	12,116	11,931	11,834
DEC	2000	10,938	11,253	10,892
DEC	2001	11,942	11,866	11,002
DEC	2002	11,701	11,684	10,905
DEC	2003	14,010	15,263	13,535
DEC	2004	15,391	16,910	14,899
DEC	2005	15,783	17,261	15,309
DEC	2006	17,403	19,305	16,809

Average Annual Total Return (2)

1-year period ended 12-31-06	10.27%
5-year period ended 12-31-06	7.82%
10-year period ended 12-31-06	5.70%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF HIGH INCOME PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target High Income Portfolio had net assets totaling $203,546,444 invested in a diversified portfolio of:

95.17%	Corporate Debt Securities
2.59%	Cash and Cash Equivalents
2.24%	Common and Preferred Stocks and Warrants

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Consumer Services Bonds	$11.66
Business Equipment and Services Bonds	$10.09
Financial Services Bonds	$9.56
Capital Goods Bonds	$9.25
Health Care Bonds	$8.05
Retail Bonds	$6.67
Consumer Nondurables Bonds	$6.57
Multi Industry Bonds	$5.78
Energy Bonds	$5.30
Utilities Bonds	$5.12
Miscellaneous Bonds	$4.97
Consumer Durables Bonds	$4.91
Shelter Bonds	$3.70
Raw Materials Bonds	$3.54
Cash and Cash Equivalents	$2.59
Common and Preferred Stocks and Warrants	$2.24

On December 31, 2006, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

BBB	0.38%
BB	11.23%
B	63.62%
CCC	19.58%
Not Rated	0.36%
Cash and Cash Equivalents and Equities	4.83%

Ratings reflected in the wheel above are taken from Standard & Poors.

The Investments of High Income Portfolio
December 31, 2006
COMMON STOCKS AND WARRANTS	Shares	Value

Broadcasting - 0.07%
Citadel Broadcasting Corporation	15,000	$149,400

Capital Equipment - 0.45%
Dresser-Rand Group Inc.*	31,000	758,570
Goodman Global, Inc.*	9,200	158,240
		916,810
Health Care - Drugs - 0.15%
Elan Corporation, plc, ADR*	20,000	295,000

Hospital Supply and Management - 0.21%
Triad Hospitals, Inc.*	10,000	418,300

Hotels and Gaming - 0.20%
Pinnacle Entertainment, Inc.*	12,500	414,250

Petroleum - Services - 0.53%
Baker Hughes Incorporated	5,000	373,300
Diamond Offshore Drilling, Inc.	5,000	399,700
Schlumberger Limited	5,000	315,800
		1,088,800
Timesharing and Software - 0.31%
Alliance Data Systems Corporation*	10,000	624,700

Utilities - Gas and Pipeline - 0.32%
Williams Companies, Inc. (The)	25,000	653,000

Utilities - Telephone - 0.00%
GT Group Telecom, Inc., Warrants (A)(B)*	300	–	**

TOTAL COMMON STOCKS AND WARRANTS - 2.24%		$4,560,260

(Cost: $3,756,917)

PREFERRED STOCKS

Apparel - 0.00%
Anvil Holdings, Inc., 13.0% (B)*	53,039	53

Broadcasting - 0.00%
Adelphia Communications Corporation, 13.0% (B)*	12,500	13

TOTAL PREFERRED STOCKS - 0.00%		$66

(Cost: $1,728,677)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Aircraft - 0.95%
Esterline Technologies Corporation,
7.75%, 6-15-13	$750	765,000
L-3 Communications Corporation:
6.125%, 1-15-14	200	195,500
5.875%, 1-15-15	1,000	965,000
		1,925,500
Apparel - 0.67%
Oxford Industries, Inc.,
8.875%, 6-1-11	500	516,250
Payless ShoeSource, Inc.,
8.25%, 8-1-13	325	338,000
Perry Ellis International, Inc.,
8.875%, 9-15-13	500	500,000
		1,354,250
Beverages - 0.88%
Constellation Brands, Inc.,
7.25%, 9-1-16	750	770,625
Cott Beverages Inc.,
8.0%, 12-15-11	1,000	1,020,000
		1,790,625
Broadcasting - 4.02%
Cablevision Systems Corporation,
9.87%, 4-1-09	1,835	1,935,925
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.,
8.0%, 4-30-12 (A)	1,000	1,038,750
Gray Communications Systems, Inc.,
9.25%, 12-15-11	500	523,125
Insight Communications Company, Inc.,
12.25%, 2-15-11	1,500	1,571,250
PanAmSat Corporation,
9.0%, 6-15-16 (A)	1,000	1,058,750
Radio One, Inc.,
8.875%, 7-1-11	2,000	2,065,000
		8,192,800
Business Equipment and Services - 9.76%
Allied Waste North America, Inc.,
7.125%, 5-15-16	2,000	1,980,000
Avis Budget Car Rental, LLC and Avis Budget Finance, Inc.,
7.75%, 5-15-16 (A)	1,500	1,447,500
Carriage Services, Inc.,
7.875%, 1-15-15	150	146,625
Corrections Corporation of America,
7.5%, 5-1-11	1,000	1,030,000
Hughes Network Systems, LLC, and HNS Finance Corp.,
9.5%, 4-15-14	240	250,500
Iron Mountain Incorporated,
8.625%, 4-1-13	1,500	1,548,750
Lamar Advertising Company,
6.625%, 8-15-15	2,000	1,982,500
Lamar Media Corp.,
6.625%, 8-15-15	500	495,625
R.H. Donnelley Finance Corporation III,
8.875%, 1-15-16	750	787,500
Rental Service Corporation and RSC Holdings III, LLC,
9.5%, 12-1-14 (A)	650	671,125
SunGard Data Systems Inc.,
10.25%, 8-15-15	3,000	3,202,500
Syniverse Technologies, Inc.,
7.75%, 8-15-13	2,000	1,995,000
West Corporation:
9.5%, 10-15-14 (A)	800	800,000
11.0%, 10-15-16 (A)	3,500	3,535,000
		19,872,625
Capital Equipment - 2.74%
Case New Holland Inc.,
7.125%, 3-1-14	320	324,800
Chase Merger Sub, Inc.:
9.5%, 8-1-14 (A)	700	728,000
11.75%, 8-1-16 (A)	500	522,500
Mueller Group, Inc.,
10.0%, 5-1-12	650	706,875
Simmons Bedding Company,
7.875%, 1-15-14	1,225	1,240,313
Simmons Company,
0.0%, 12-15-14 (C)	2,625	2,060,625
		5,583,113
Chemicals - Petroleum and Inorganic - 0.38%
Nalco Company,
7.75%, 11-15-11	750	766,875

Chemicals - Specialty - 2.92%
Compass Minerals International, Inc.:
0.0%, 12-15-12 (C)	1,920	1,896,000
0.0%, 6-1-13 (C)	2,500	2,381,250
Mosaic Company (The):
7.375%, 12-1-14 (A)	350	359,187
7.625%, 12-1-16 (A)	750	777,188
VeraSun Energy Corporation,
9.875%, 12-15-12	500	530,000
		5,943,625
Coal - 0.33%
James River Coal Company,
9.375%, 6-1-12	750	675,000

Computers - Peripherals - 1.02%
ASG Consolidated LLC and ASG Finance, Inc.,
0.0%, 11-1-11 (C)	2,325	2,069,250

Construction Materials - 5.89%
AMH Holdings, Inc.,
0.0%, 3-1-14 (C)	1,000	675,000
Ames True Temper, Inc.,
9.37375%, 1-15-12	1,650	1,674,750
Associated Materials Incorporated,
9.75%, 4-15-12	525	540,750
Brand Services, Inc.,
12.0%, 10-15-12	650	718,822
Builders FirstSource, Inc.,
9.62375%, 2-15-12	2,900	2,852,875
Interface, Inc.:
10.375%, 2-1-10	445	491,725
9.5%, 2-1-14	2,250	2,362,500
Jacuzzi Brands, Inc.,
9.625%, 7-1-10	110	116,875
Ply Gem Industries, Inc.,
9.0%, 2-15-12	3,000	2,550,000
		11,983,297
Containers - 1.51%
BPC Holding Corporation:
8.875%, 9-15-14 (A)	300	304,500
9.235%, 9-15-14 (A)	1,500	1,518,750
Graham Packaging Company, L.P. and GPC Capital Corp. I:
8.5%, 10-15-12	150	151,500
9.875%, 10-15-14	300	303,000
Owens-Brockway Glass Container Inc.,
8.75%, 11-15-12	750	795,000
		3,072,750
Electronic Components - 1.39%
NXP B.V. and NXP Funding LLC,
7.875%, 10-15-14 (A)	500	516,875
Seagate Technology HDD Holdings,
6.8%, 10-1-16	1,800	1,809,000
Viasystems, Inc.,
10.5%, 1-15-11	500	501,250
		2,827,125
Finance Companies - 7.76%
CCO Holdings, LLC and CCO Holdings Capital Corp.,
9.485%, 12-15-10	1,500	1,530,000
Ferrellgas, L.P. and Ferrellgas Finance Corp.,
6.75%, 5-1-14	500	486,250
Ford Motor Credit Company:
9.875%, 8-10-11	1,000	1,069,526
8.11%, 1-13-12	350	346,822
8.0%, 12-15-16	350	345,852
Goodman Global Holdings, Inc.:
8.36%, 6-15-12	965	979,475
7.875%, 12-15-12	1,605	1,576,913
MSW Energy Holdings LLC and MSW Energy Finance Co., Inc.,
8.5%, 9-1-10	300	312,000
Norcraft Companies, L.P. and Norcraft Finance Corp.,
0.0%, 9-1-12 (C)	1,600	1,352,000
PIH Acquisition Co.,
10.75%, 10-1-13 (A)	475	499,938
Toll Corp.,
8.25%, 12-1-11	890	916,700
Verso Paper Holdings LLC and Verso Paper Inc.:
9.12125%, 8-1-14 (A)	325	329,875
9.125%, 8-1-14 (A)	650	677,625
11.375%, 8-1-16 (A)	325	341,250
Visant Holding Corp.,
8.75%, 12-1-13	2,250	2,317,500
Xerox Capital Trust I,
8.0%, 2-1-27	2,650	2,706,313
		15,788,039
Food and Related - 2.96%
Gold Kist Inc.,
10.25%, 3-15-14	650	749,066
Pierre Merger Corp.,
9.875%, 7-15-12	1,970	2,029,100
Pinnacle Foods Holding Corporation,
8.25%, 12-1-13	2,500	2,559,375
Reddy Ice Holdings, Inc.,
0.0%, 11-1-12 (C)	765	688,500
		6,026,041
Forest and Paper Products - 2.20%
Buckeye Cellulose Corporation,
9.25%, 9-15-08	1,500	1,500,000
Buckeye Technologies Inc.,
8.0%, 10-15-10	2,300	2,300,000
Tembec Industries Inc.,
8.625%, 6-30-09	1,000	685,000
		4,485,000
Homebuilders, Mobile Homes - 1.25%
Standard Pacific Corp.,
6.5%, 8-15-10	450	439,875
Stanley-Martin Communities, LLC and Stanley-Martin Financing Corp.,
9.75%, 8-15-15	1,000	790,000
Technical Olympic USA, Inc.:
9.0%, 7-1-10	500	492,500
7.5%, 3-15-11	1,000	825,000
		2,547,375
Hospital Supply and Management - 8.05%
HCA Inc.:
6.95%, 5-1-12	3,500	3,316,250
9.125%, 11-15-14 (A)	475	507,656
6.375%, 1-15-15	670	567,825
9.25%, 11-15-16 (A)	650	696,312
9.625%, 11-15-16 (A)	325	349,375
Psychiatric Solutions, Inc.:
10.625%, 6-15-13	1,467	1,613,700
7.75%, 7-15-15	1,500	1,496,250
Rural/Metro Corporation,
0.0%, 3-15-16 (C)	1,640	1,254,600
Rural/Metro Operating Company, LLC and Rural/Metro (Delaware) Inc.,
9.875%, 3-15-15	1,100	1,144,000
Tenet Healthcare Corporation,
9.875%, 7-1-14	1,780	1,811,150
Triad Hospitals, Inc.,
7.0%, 11-15-13	1,750	1,760,938
US Oncology Holdings, Inc.,
10.675%, 3-15-15	1,400	1,438,500
US Oncology, Inc.:
9.0%, 8-15-12	250	263,750
10.75%, 8-15-14	150	165,750
		16,386,056
Hotels and Gaming - 3.26%
Inn of the Mountain Gods Resort and Casino,
12.0%, 11-15-10	1,750	1,890,000
MGM MIRAGE,
7.625%, 1-15-17	1,500	1,503,750
Pinnacle Entertainment, Inc.,
8.25%, 3-15-12	1,485	1,499,850
Pokagon Gaming Authority,
10.375%, 6-15-14 (A)	100	109,500
Station Casinos, Inc.:
6.0%, 4-1-12	500	474,375
6.875%, 3-1-16	900	807,750
7.75%, 8-15-16	350	352,625
		6,637,850
Household - General Products - 0.55%
JohnsonDiversey, Inc.,
9.625%, 5-15-12	1,060	1,110,350

Metal Fabrication - 0.62%
Aurora Acquisition Merger Sub, Inc.:
9.0%, 12-15-14 (A)	750	753,750
10.0%, 12-15-16 (A)	500	501,250
		1,255,000
Motion Pictures - 2.53%
AMC Entertainment Inc.:
9.62375%, 8-15-10	850	878,687
9.5%, 2-1-11	1,000	1,003,750
9.875%, 2-1-12	500	525,000
Cinemark, Inc.,
0.0%, 3-15-14 (C)	2,050	1,760,438
Cinemark USA, Inc.,
9.0%, 2-1-13	926	981,560
		5,149,435
Motor Vehicle Parts - 1.13%
Lear Corporation:
8.5%, 12-1-13 (A)	1,190	1,154,300
8.75%, 12-1-16 (A)	1,190	1,149,838
		2,304,138
Motor Vehicles - 3.78%
ADESA, Inc.,
7.625%, 6-15-12	300	309,750
AutoNation, Inc.,
7.37375%, 4-15-13	175	175,875
General Motors Corporation,
8.375%, 7-15-33	2,500	2,312,500
Group 1 Automotive, Inc.,
8.25%, 8-15-13	1,000	1,025,000
Sonic Automotive, Inc.,
8.625%, 8-15-13	1,250	1,287,500
United Auto Group, Inc.:
9.625%, 3-15-12	1,500	1,576,875
7.75%, 12-15-16 (A)	1,000	1,005,000
		7,692,500
Multiple Industry - 5.78%
Freescale Semiconductor, Inc.:
8.875%, 12-15-14 (A)	1,300	1,295,125
9.125%, 12-15-14 (A)	1,600	1,590,000
10.125%, 12-15-16 (A)	2,000	2,002,500
GNC Parent Corporation,
12.14%, 12-1-11 (A)	665	665,000
Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC,
9.75%, 11-15-14 (A)	1,750	1,774,062
K&F Acquisition, Inc.,
7.75%, 11-15-14	1,400	1,442,000
UCI Holdco, Inc.,
12.365%, 12-15-13 (A)	2,000	1,947,306
Warner Chilcott Corporation,
8.75%, 2-1-15	1,033	1,058,825
		11,774,818
Petroleum - Domestic - 2.49%
Denbury Resources Inc.:
7.5%, 4-1-13	250	253,750
7.5%, 12-15-15	500	510,000
EXCO Resources, Inc.,
7.25%, 1-15-11	900	913,500
Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp.,
8.75%, 6-15-12	1,000	1,025,000
Petrohawk Energy Corporation,
9.125%, 7-15-13	2,250	2,362,500
		5,064,750
Petroleum - International - 1.21%
Chesapeake Energy Corporation:
7.625%, 7-15-13	500	526,875
6.375%, 6-15-15	500	495,000
6.5%, 8-15-17	500	488,750
6.25%, 1-15-18	1,000	962,500
		2,473,125
Petroleum - Services - 1.27%
Complete Production Services, Inc.,
8.0%, 12-15-16 (A)	800	820,000
Hanover Compressor Company:
8.625%, 12-15-10	500	522,500
7.5%, 4-15-13	350	353,500
9.0%, 6-1-14	150	162,000
SemGroup, L.P. and SemGroup Finance Corp.,
8.75%, 11-15-15 (A)	725	728,625
		2,586,625
Publishing - 1.85%
CBD Media Holdings LLC and CBD Holdings Finance, Inc.,
9.25%, 7-15-12	600	624,750
CBD Media LLC and CBD Finance, Inc.,
8.625%, 6-1-11	1,000	1,025,000
Dex Media, Inc.,
0.0%, 11-15-13 (C)	1,500	1,338,750
Dex Media West LLC and Dex Media West Finance Co.,
8.5%, 8-15-10	750	779,062
		3,767,562
Railroad - 1.23%
Kansas City Southern de Mexico, S.A. de C.V.,
7.625%, 12-1-13 (A)	350	350,000
Kansas City Southern Railway Company (The),
7.5%, 6-15-09	950	958,312
TFM, S.A. de C.V.,
9.375%, 5-1-12	1,125	1,200,938
		2,509,250
Real Estate Investment Trust - 0.25%
Host Hotels & Resorts, L.P.,
6.875%, 11-1-14 (A)	500	506,250

Restaurants - 2.59%
Friendly Ice Cream Corporation,
8.375%, 6-15-12	750	706,875
Landry's Restaurants, Inc.,
7.5%, 12-15-14	1,000	977,500
NPC International, Inc.,
9.5%, 5-1-14	3,500	3,587,500
		5,271,875
Retail - Food Stores - 1.65%
Couche-Tard U.S. L.P. and Couche-Tard Financing Corp.,
7.5%, 12-15-13	945	966,262
Rite Aid Corporation,
8.125%, 5-1-10	1,000	1,021,250
Stater Bros. Holdings Inc.:
8.86%, 6-15-10	500	506,250
8.125%, 6-15-12	855	867,825
		3,361,587
Retail - Specialty Stores - 2.43%
General Nutrition Centers, Inc.,
8.5%, 12-1-10	1,700	1,746,750
Michaels Stores, Inc.:
10.0%, 11-1-14 (A)	650	676,000
11.375%, 11-1-16 (A)	1,500	1,563,750
Nebraska Book Company, Inc.,
8.625%, 3-15-12	1,000	960,000
		4,946,500
Security and Commodity Brokers - 1.80%
Elan Finance public limited company and Elan Finance Corp.:
7.75%, 11-15-11	1,250	1,220,312
8.875%, 12-1-13 (A)	800	800,000
Global Cash Access, L.L.C. and Global Cash Access Finance Corporation,
8.75%, 3-15-12	1,564	1,642,200
		3,662,512
Steel - 0.24%
PNA Group, Inc.,
10.75%, 9-1-16 (A)	475	491,031

Timesharing and Software - 0.33%
iPayment, Inc.,
9.75%, 5-15-14	650	667,875

Trucking and Shipping - 0.38%
Quality Distribution, LLC and QD Capital Corporation,
9.0%, 11-15-10	800	780,000

Utilities - Electric - 1.71%
Aquila, Inc.,
14.875%, 7-1-12	1,000	1,305,000
NRG Energy, Inc.:
7.25%, 2-1-14	750	755,625
7.375%, 2-1-16	750	753,750
Tenaska Alabama Partners, L.P.,
7.0%, 6-30-21 (A)	678	673,803
		3,488,178
Utilities - Gas and Pipeline - 1.94%
ANR Pipeline Company,
8.875%, 3-15-10	500	524,545
Copano Energy, L.L.C.,
8.125%, 3-1-16	650	672,750
Southern Natural Gas Company,
8.875%, 3-15-10	1,000	1,049,090
Williams Companies, Inc. (The),
8.75%, 3-15-32	1,500	1,695,000
		3,941,385
Utilities - Telephone - 1.47%
American Tower Corporation,
7.125%, 10-15-12	1,600	1,644,000
Nextel Communications, Inc.,
7.375%, 8-1-15	750	769,069
Triton PCS, Inc.,
8.5%, 6-1-13	600	574,500
		2,987,569

TOTAL CORPORATE DEBT SECURITIES - 95.17%		$193,719,511

(Cost: $190,011,947)

SHORT-TERM SECURITIES

Household - General Products - 0.29%
Fortune Brands Inc.,
5.37%, 1-2-07	596	595,911

Utilities - Gas and Pipeline - 0.50%
Michigan Consolidated Gas Co.,
5.39%, 1-8-07	1,000	998,952

TOTAL SHORT-TERM SECURITIES - 0.79%		$1,594,863

(Cost: $1,594,863)

TOTAL INVESTMENT SECURITIES - 98.20%		$199,874,700

(Cost: $197,092,404)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.80%		3,671,744

NET ASSETS - 100.00%		$203,546,444

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
**Not shown due to rounding.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $37,237,246 or 18.29% of net assets.
(B)Securities valued in good faith by management's valuation committee subject to the supervision of the Board of Directors.
(C)The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      HIGH INCOME PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $197,092) (Notes 1 and 3)	$199,875
Cash	56
Receivables:
Dividends and interest	3,606
Portfolio shares sold	74
Prepaid and other assets	1

Total assets	203,612

LIABILITIES
Payable to Portfolio shareholders	23
Accrued management fee (Note 2)	10
Accrued accounting services fee (Note 2)	7
Accrued service fee (Note 2)	4
Accrued shareholder servicing (Note 2)	1
Other	21

Total liabilities	66

Total net assets	$203,546

NET ASSETS
$0.001 par value capital stock:
Capital stock	$61
Additional paid-in capital	234,296
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	268
Accumulated undistributed net realized loss on investment transactions	(33,861)
Net unrealized appreciation in value of investments	2,782

Net assets applicable to outstanding units of capital	$203,546

Net asset value, redemption and offering price per share	$3.3398

Capital shares outstanding	60,946
Capital shares authorized	120,000

See Notes to Financial Statements.

Statement of Operations
      HIGH INCOME PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$16,045
Dividends	48

Total income	16,093

Expenses (Note 2):
Investment management fee	1,195
Service fee	478
Accounting services fee	69
Audit fees	10
Shareholder servicing	7
Custodian fees	6
Legal fees	5
Other	43

Total	1,813
Less waiver of investment management fee (Notes 2 and 9)	(25)

Total expenses	1,788

Net investment income	14,305

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(1,102)
Unrealized appreciation in value of investments during the period	5,666

Net gain on investments	4,564

Net increase in net assets resulting from operations	$18,869

See Notes to Financial Statements.

Statement of Changes in Net Assets
      HIGH INCOME PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,305	$13,886
Realized net gain (loss) on investments	(1,102)	3,699
Unrealized appreciation (depreciation)	5,666	(12,878)

Net increase in net assets resulting from operations	18,869	4,707

Dividends to shareholders from (Note 1E): (1)
Net investment income	(14,000)	(13,923)
Realized gains on investment transactions	(–)	(–)

	(14,000)	(13,923)

Capital share transactions (2)	12,812	5,473

Total increase (decrease)	17,681	(3,743)
NET ASSETS
Beginning of period	185,865	189,608

End of period	$203,546	$185,865

Undistributed net investment income (loss)	$268	$(37)

(1)See "Financial Highlights" on page 150.

(2) Shares issued from sale of shares	5,925	4,996
Shares issued from reinvestment of dividend and/or capital gains distribution	4,194	4,282
Shares redeemed	(6,324)	(7,445)

Increase in outstanding capital shares	3,795	1,833

Value issued from sale of shares	$20,200	$17,166
Value issued from reinvestment of dividend and/or capital gains distribution	14,000	13,923
Value redeemed	(21,388)	(25,616)

Increase in outstanding capital	$12,812	$5,473

See Notes to Financial Statements.

Financial Highlights
      HIGH INCOME PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,

2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.2521	$3.4276	$3.3375	$2.9986	$3.3261

Income (loss) from investment operations:
Net investment income	0.2518	0.2626	0.2391	0.2529	0.2602
Net realized and unrealized gain (loss) on investments	0.0827	(0.1749)	0.0901	0.3389	(0.3275)

Total from investment operations	0.3345	0.0877	0.3292	0.5918	(0.0673)

Less distributions from:
Net investment income	(0.2468)	(0.2632)	(0.2391)	(0.2529)	(0.2602)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2468)	(0.2632)	(0.2391)	(0.2529)	(0.2602)

Net asset value, end of period	$3.3398	$3.2521	$3.4276	$3.3375	$2.9986

Total return	10.27%	2.55%	9.86%	19.74%	-2.02%
Net assets, end of period (in millions)	$204	$186	$190	$164	$128
Ratio of expenses to average net assets including expense waiver	0.94%	0.95%	0.96%	0.95%	0.95%
Ratio of net investment income to average net assets including expense waiver	7.48%	7.35%	7.13%	7.99%	8.42%
Ratio of expenses to average net assets excluding expense waiver	0.95%	0.95	%(1)	0.96	%(1)	0.95	%(1)	0.95	%(1)
Ratio of net investment income to average net assets excluding expense waiver	7.47%	7.35	%(1)	7.13	%(1)	7.99	%(1)	8.42	%(1)
Portfolio turnover rate	71%	54%	83%	119%	85%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
International Growth Portfolio
      December 31, 2006

Below, Thomas A. Mengel, portfolio manager of the W&R Target Funds, Inc. - International Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for 10 years and has 20 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
		X	LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio showed a positive return for the 12 months ended Dec. 31, 2006, though it underperformed both its benchmark index and its peer group. The Portfolio increased 20.99 percent for the fiscal year, while the Morgan Stanley Capital International EAFE Index (Europe, Australia, Far East - the index that generally reflects the performance of the international securities markets) increased 26.34 percent and the Lipper Variable Annuity International Growth Funds Universe Average (reflecting the performance of the universe of funds with similar objectives) increased 24.39 percent for the same period.

Stock selection hampers performance

The Portfolio's performance was hurt primarily by stock selection. While our sector selections in materials and energy contributed positively to performance, our holdings in consumer discretionary, utilities and telecommunications services were most disappointing. Our energy overweight position was increased in the first half of the year, before being reduced to a slight underweight exposure later in the year as crude oil prices declined. Our materials sector exposure also was reduced late in the year. Financials and information technology were our major sector choices at year end, with a smaller focus on consumer staples and health care.

A rollercoaster marketplace leads to defensive shift

With regard to the marketplace, higher energy prices returned in the first half of 2006, accompanied by much higher bond yields. Equity markets, which rallied into year-end, supported by improved investor sentiment and moderating inflation, experienced a significant correction beginning in May as investors raised inflation concerns. Global monetary accommodation was reduced, as most major central banks increased interest rates. Investors began to worry that some monetary authorities might shift to a tighter monetary policy, particularly the U.S. Federal Reserve.

Meanwhile, there was a growing concern about the U.S. housing downturn and how a potentially weaker U.S. consumer might impact foreign markets. Although business trends were solid throughout most of the world, investors began to expect a much slower pace of global growth for the second half of 2006. This sentiment, however, proved to be too negative. Elsewhere, energy prices retreated after mid-year, while economic growth continued to surprise on the upside, particularly in the U.S., Continental Europe and China. The pace of global trade slowed from mid-year highs, but still was quite impressive. Business demand and loan growth remained strong in most regions, while wage inflation varied from soft to moderate. Corporate profit growth remained generally healthy. Merger-and-acquisition activity reached a seven-year high late in the year, and was particularly strong across Europe.

In the second quarter of 2006 we made a classical defensive shift in investment policy in response to deteriorating investor confidence. Cash reserves were modestly increased and beta was lowered. We reduced exposure to what we believed were the most vulnerable countries and sectors, particularly luxury goods, financials, exporters and companies heavily exposed to the U.S. consumer. We selected sectors with stability or more defensive characteristics, such as health care, telecommunications services and utilities. In countries with impressive domestic growth we increased positions in domestic demand beneficiaries. We remained overweight important industry leaders in Europe, particularly in Germany and Switzerland. Japanese holdings were trimmed mid-year as domestic economic activity softened ahead of a September government leadership change.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Country	Change in weighting

Anglo Irish Bank Corporation plc	United Kingdom	Increased
Banca Intesa S.p.A.	Italy	New to Top 10
GlaxoSmithKline plc	United Kingdom	New to Top 10
Nestle S.A.	Switzerland	New to Top 10
Novartis AG	Switzerland	Increased
Royal Bank of Scotland Group plc (The)	United Kingdom	New to Top 10
SAP Aktiengesellshaft	Germany	New to Top 10
Toyota Motor Corporation	Japan	Increased
UniCredito Italiano S.p.A.	Italy	Decreased
VINCI	France	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were BHP Billiton Plc, Mitsubishi Estate Co., Ltd. and Siemens AG. Three Top 10 Equity Holdings at 12-31-05, Sumitomo Mitsui Financial Group, Inc., Total S.A. and UBS AG, were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

Financial markets entered 2007 with increased volatility, particularly for commodity-related investments. We will continue to concentrate on what we feel are healthy growth stocks, particularly market leaders and those with positive pricing power. Merger-and-acquisition activity is likely to remain strong in 2007, in our opinion, especially in Continental Europe, where most companies have abundant cash and low debt.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target International Growth Portfolio (1)	$25,224
Morgan Stanley Capital International EAFE Index	$21,010
Lipper Variable Annuity International Growth Funds Universe Average	$22,204

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET INTERNATIONAL GROWTH PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX (WITH NET DIVIDENDS)	LIPPER VARIABLE ANNUITY INTERNATIONAL GROWTH FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	11,670	10,178	10,734
DEC	1998	15,625	12,213	12,342
DEC	1999	25,872	15,507	19,391
DEC	2000	19,752	13,310	15,492
DEC	2001	15,360	10,455	11,730
DEC	2002	12,572	8,789	9,563
DEC	2003	15,702	12,180	13,029
DEC	2004	17,900	14,647	15,399
DEC	2005	20,849	16,629	17,850
DEC	2006	25,224	21,010	22,204

Average Annual Total Return (2)

1-year period ended 12-31-06	20.99%
5-year period ended 12-31-06	10.43%
10-year period ended 12-31-06	9.69%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF INTERNATIONAL GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target International Growth Portfolio had net assets totaling $245,184,256 invested in a diversified portfolio of:

94.48%	Foreign Common Stocks
3.20%	Cash and Cash Equivalents
2.32%	Domestic Common Stocks

Country Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Europe	$67.89
United Kingdom	$15.02
Switzerland	$13.14
Other Europe (1)	$11.77
Germany	$10.01
France	$8.34
Italy	$5.17
Ireland	$4.44
Pacific Basin	$25.39
Japan	$19.09
Other Pacific Basin (2)	$6.30
North America	$3.52
Cash and Cash Equivalents	$3.20

(1)Includes $0.73 Austria, $3.18 Greece, $1.64 Netherlands, $0.86 Norway, $1.49 Russia, $1.90 Spain and $1.97 Sweden.

(2)Includes $1.07 Australia, $1.06 China, $2.60 Hong Kong, $1.18 South Korea and $0.39 Taiwan.

Sector Weightings
Financial Services Stocks	$26.21
Capital Goods Stocks	$10.98
Consumer Nondurables Stocks	$10.14
Health Care Stocks	$9.08
Technology Stocks	$7.32
Business Equipment and Services Stocks	$6.10
Raw Materials Stocks	$4.87
Utilities Stocks	$4.45
Energy Stocks	$4.37
Consumer Durables Stocks	$4.23
Shelter Stocks	$3.58
Cash and Cash Equivalents	$3.20
Retail Stocks	$2.79
Miscellaneous Stocks	$2.68

The Investments of International Growth Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Australia - 1.07%
QBE Insurance Group Limited (A)	115,000	$2,618,856

Austria - 0.73%
Erste Bank der oesterreichischen Sparkassen AG (A)	23,200	1,779,315

Canada - 1.20%
Goldcorp Inc. (A)	44,000	1,249,273
Shoppers Drug Mart Corporation (A)(B)	39,700	1,705,246
		2,954,519
China - 1.06%
Industrial and Commercial Bank of China Limited, H Shares (A)(B)*	4,200,000	2,608,025

France - 8.34%
ALSTOM (A)*	20,300	2,752,043
Cap Gemini SA (A)	26,000	1,631,971
Pernod Ricard (A)	9,900	2,273,909
Pinault-Printemps-Redoute SA (A)	9,400	1,404,633
Sanofi-Aventis (A)	13,000	1,200,383
TOTAL S.A. (A)	52,000	3,751,304
VINCI (A)	58,100	7,424,038
		20,438,281
Germany - 10.01%
Allianz Aktiengesellschaft, Registered Shares (A)	13,800	2,821,936
Deutsche Borse AG (A)	16,100	2,969,643
E.ON AG (A)	20,000	2,726,949
Fresenius AG (A)	4,700	1,005,392
Henkel Kommanditgesellschaft auf Aktien (A)	8,600	1,266,926
RWE Aktiengesellschaft (A)	14,700	1,619,513
SAP Aktiengesellschaft (A)	77,200	4,110,947
Salzgitter AG (A)	11,900	1,566,141
Siemens AG (A)	38,600	3,852,102
Wacker Chemie AG (A)*	20,000	2,603,129
		24,542,678
Greece - 3.18%
Bank of Cyprus Limited (A)	225,000	3,077,025
OPAP S.A. (A)(B)	70,000	2,705,564
Piraeus Bank S.A. (A)	62,500	2,014,718
		7,797,307
Hong Kong - 2.60%
Agile Property Holdings Limited (A)	2,700,000	2,533,973
Cheung Kong (Holdings) Limited (A)	207,000	2,548,147
Esprit Holdings Limited (A)	115,000	1,284,053
		6,366,173
Ireland - 4.44%
Anglo Irish Bank Corporation plc (Great Britain) (A)	330,000	6,817,372
CRH public limited company (A)	64,600	2,692,981
Irish Life & Permanent plc (A)	50,000	1,386,047
		10,896,400
Italy - 5.17%
Banca Intesa S.p.A. (A)	612,000	4,726,025
Banca Italease S.p.A. (A)	31,800	1,854,143
Saipem S.p.A. (A)	76,200	1,985,596
UniCredito Italiano S.p.A. (A)	470,000	4,119,596
		12,685,360
Japan - 19.09%
AEON CO., LTD. (A)(B)	10,000	216,377
Astellas Pharma Inc. (A)	56,500	2,568,505
Canon Inc. (A)	70,500	3,969,161
Central Japan Railway Company (A)	100	1,033,570
CREDIT SAISON CO., LTD. (A)	36,300	1,250,620
DENSO CORPORATION (A)	34,700	1,376,278
FANUC LTD (A)	28,700	2,826,469
Hoya Corporation (A)	89,000	3,470,106
Japan Tobacco Inc. (A)	600	2,899,038
Kurita Water Industries Ltd. (A)	60,000	1,295,744
Mitsubishi Estate Co., Ltd. (A)	143,000	3,701,021
Mizuho Financial Group, Inc. (A)	430	3,071,300
ORIX Corporation (A)	12,000	3,473,804
SMC Corporation (A)	10,000	1,418,428
SUMCO Corporation (A)	29,000	2,451,494
Shin-Etsu Chemical Co., Ltd. (A)	43,500	2,913,281
Sumitomo Mitsui Financial Group, Inc. (A)	240	2,460,401
Toyota Motor Corporation (A)	77,900	5,210,571
Unicharm Corporation (A)	20,000	1,188,185
		46,794,353
Netherlands - 1.64%
Euronext N.V. (A)	13,200	1,559,501
Royal Numico N.V. (A)	46,000	2,474,424
		4,033,925
Norway - 0.86%
Statoil ASA (A)	80,000	2,120,221

Russia - 1.49%
OAO LUKOIL, ADR	41,700	3,644,580

South Korea - 1.18%
Samsung Electronics Co., Ltd. (A)	4,400	2,900,215

Spain - 1.90%
Banco Bilbao Vizcaya Argentaria, S.A. (A)	87,000	2,094,753
Enagas, S.A. (A)	110,000	2,558,511
		4,653,264
Sweden - 1.97%
H & M Hennes & Mauritz AB (A)	44,300	2,238,959
Telefonaktiebolaget LM Ericsson, B Shares (A)	640,000	2,584,886
		4,823,845
Switzerland - 13.14%
Compagnie Financiere Richemont SA (A)	26,500	1,544,112
Credit Suisse Group, Registered Shares (A)	57,900	4,050,862
Holcim Ltd, Registered Shares (A)	28,900	2,649,265
Nestle S.A., Registered Shares (A)	13,500	4,797,292
Nobel Biocare Holding AG (A)	4,600	1,359,992
Novartis AG, Registered Shares (A)	148,300	8,549,918
Petroplus Holdings AG (A)(B)*	20,000	1,214,608
Roche Holdings AG, Genussschein (A)	17,100	3,066,352
SGS SA (A)	2,000	2,228,970
Zurich Financial Services, Registered Shares (A)	10,200	2,745,671
		32,207,042
Taiwan - 0.39%
Himax Technologies, Inc., ADR*	200,000	953,000

United Kingdom - 15.02%
BAE SYSTEMS plc (A)	290,000	2,417,471
BHP Billiton Plc (A)	127,000	2,323,762
British American Tobacco p.l.c. (A)	145,500	4,071,026
Diageo plc (A)	87,000	1,707,703
GlaxoSmithKline plc (A)	171,500	4,513,069
IG Group Holdings plc (A)(B)	258,000	1,467,488
Intertek Group plc (A)	193,000	3,149,717
Prudential plc (A)	100,000	1,369,608
Reckitt Benckiser plc (A)	85,500	3,907,290
Royal Bank of Scotland Group plc (The) (A)	107,659	4,201,131
Standard Chartered PLC (A)	43,500	1,270,769
Vodafone Group Plc (A)	1,450,000	4,017,289
WPP Group plc (A)	179,000	2,420,056
		36,836,379
United States - 2.32%
Research In Motion Limited*	29,700	3,797,293
streetTRACKS Gold Trust*	30,000	1,896,600
		5,693,893

TOTAL COMMON STOCKS - 96.80%		$237,347,631

(Cost: $177,346,198)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Banks - 0.59%
Rabobank USA Financial Corp. (Rabobank Nederland),
5.23%, 1-3-07	$1,455	1,454,577

Utilities - Telephone - 1.39%
AT&T Inc.,
5.33%, 1-2-07	1,398	1,397,793
BellSouth Corporation,
5.32%, 1-11-07	2,000	1,997,045
		3,394,838

Total Commercial Paper - 1.98%		4,849,415

Commercial Paper (backed by irrevocable bank letter of credit) - 0.81%
Multiple Industry
Louis Dreyfus Corporation (Barclays Bank PLC, New York Branch),
5.29%, 2-15-07	2,000	1,986,775

TOTAL SHORT-TERM SECURITIES - 2.79%		$6,836,190

(Cost: $6,836,190)

TOTAL INVESTMENT SECURITIES - 99.59%		$244,183,821

(Cost: $184,182,388)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.41%		1,000,435

NET ASSETS - 100.00%		$245,184,256

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $9,917,308 or 4.04% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL GROWTH PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $184,182) (Notes 1 and 3)	$244,184
Cash	1
Receivables:
Investment securities sold	579
Dividends and interest	506
Portfolio shares sold	20

Total assets	245,290

LIABILITIES
Payable to Portfolio shareholders	33
Accrued management fee (Note 2)	17
Accrued accounting services fee (Note 2)	7
Accrued service fee (Note 2)	5
Accrued shareholder servicing (Note 2)	1
Other	43

Total liabilities	106

Total net assets	$245,184

NET ASSETS
$0.001 par value capital stock:
Capital stock	$27
Additional paid-in capital	208,535
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1,791)
Accumulated undistributed net realized loss on investment transactions	(21,615)
Net unrealized appreciation in value of investments	60,028

Net assets applicable to outstanding units of capital	$245,184

Net asset value, redemption and offering price per share	$9.1353

Capital shares outstanding	26,839
Capital shares authorized	60,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $395)	$4,149
Interest and amortization	369

Total income	4,518

Expenses (Note 2):
Investment management fee	1,908
Service fee	561
Accounting services fee	86
Custodian fees	85
Audit fees	12
Shareholder servicing	8
Legal fees	2
Other	57

Total	2,719
Less waiver of investment management fee (Notes 2 and 9)	(18)

Total expenses	2,701

Net investment income	1,817

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	32,117
Realized net gain on foreign currency transactions	28

Realized net gain on investments	32,145
Unrealized appreciation in value of investments during the period	8,902

Net gain on investments	41,047

Net increase in net assets resulting from operations	$42,864

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,817	$1,254
Realized net gain on investments	32,145	17,275
Unrealized appreciation	8,902	10,754

Net increase in net assets resulting from operations	42,864	29,283

Dividends to shareholders from (Note 1E): (1)
Net investment income	(1,400)	(4,117)
Realized gains on investment transactions	(–)	(–)

	(1,400)	(4,117)

Capital share transactions (2)	(2,173)	(6,003)

Total increase	39,291	19,163
NET ASSETS
Beginning of period	205,893	186,730

End of period	$245,184	$205,893

Undistributed net investment loss	$(1,791)	$(2,236)

(1)See "Financial Highlights" on page 165.

(2) Shares issued from sale of shares	2,849	2,582
Shares issued from reinvestment of dividend and/or capital gains distribution	153	542
Shares redeemed	(3,274)	(4,078)

Decrease in outstanding capital shares	(272)	(954)

Value issued from sale of shares	$23,479	$17,412
Value issued from reinvestment of dividend and/or capital gains distribution	1,400	4,117
Value redeemed	(27,052)	(27,532)

Decrease in outstanding capital	$(2,173)	$(6,003)

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$7.5943	$6.6534	$5.8722	$4.7683	$5.8536

Income (loss) from investment operations:
Net investment income	0.0672	0.0493	0.0367	0.0833	0.0227
Net realized and unrealized gain (loss) on investments	1.5263	1.0465	0.7853	1.1039	(1.0853)

Total from investment operations	1.5935	1.0958	0.8220	1.1872	(1.0626)

Less distributions from:
Net investment income	(0.0525)	(0.1549)	(0.0408)	(0.0833)	(0.0227)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.0525)	(0.1549)	(0.0408)	(0.0833)	(0.0227)

Net asset value, end of period	$9.1353	$7.5943	$6.6534	$5.8722	$4.7683

Total return	20.99%	16.47%	14.00%	24.90%	-18.15%
Net assets, end of period (in millions)	$245	$206	$187	$170	$139
Ratio of expenses to average net assets including expense waiver	1.20%	1.21%	1.20%	1.24%	1.30%
Ratio of net investment income to average net assets including expense waiver	0.81%	0.67%	0.59%	1.70%	0.41%
Ratio of expenses to average net assets excluding expense waiver	1.21%	1.21	%(1)	1.20	%(1)	1.24	%(1)	1.30	%(1)
Ratio of net investment income to average net assets excluding expense waiver	0.80%	0.67	%(1)	0.59	%(1)	1.70	%(1)	0.41	%(1)
Portfolio turnover rate	96%	86%	81%	131%	116%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of
International Value Portfolio
      December 31, 2006

W&R Target Funds, Inc. - International Value Portfolio is subadvised by Templeton Investment Counsel, LLC.

Below, E. Tucker Scott III, CFA, portfolio manager of the W&R Target Funds, Inc. - International Value Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for six years and has 13 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target
Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio increased 29.61 percent, outpacing both its benchmark and two peer groups, for the 12 months ended Dec. 31, 2006. In comparison, the Morgan Stanley Capital International All Country World (excluding U.S.A.) Index (an index that generally reflects the performance of international stock markets) increased 27.16 percent during the same period.

The Lipper Variable Annuity International Value Funds Universe Average, a peer group of funds with similar investment objectives, rose 27.02 percent for the 12 months ended Dec. 31, 2006. In October 2006, Lipper, Inc., a compiler of mutual fund performance data, recategorized the Portfolio into this peer group, which we think more closely reflects the Portfolio's investment objective. The Portfolio's old peer group - the Lipper Variable Annuity International Core Funds Universe Average - advanced 24.35 percent for the same period.

Liquidity leads the way

A resilient global economy and pervasively strong equity markets defied lukewarm expectations for 2006 and positively surprised many investors. In the fourth quarter, stock market indices in the U.S. and most European countries reached six-year highs and many emerging market indices in Asia, Europe and Latin America rose to all-time highs or were close to these levels. This was also the fourth consecutive year of double-digit total returns in global and non-U.S. equity markets.

In a word, liquidity best defines the Portfolio's performance. An abundant global cash supply - whether petrodollars, corporate cash, private equity, household savings or central banks' reserves - was the main driver for the upward trajectory in equity prices as well as bonds, commodities and virtually any asset class that enabled investors to put their cash to work in 2006. The Portfolio benefited from this cash availability in the capital markets and the profuse merger-and-acquisition activity that accompanied this liquidity, which bore an impact that was broad-based, across countries and sectors.

Industrials, consumer discretionary and telecom all strong sectors

Last year, all major sectors delivered strong total returns. Relative to its benchmark index, the Portfolio's performance was strongest in the industrials, consumer discretionary and telecommunications sectors. However, performance lagged in the financials, materials and utilities sectors. In part, this reflected the Portfolio's relative underweight position in financials, utilities and metals and mining holdings, as all performed strongly in the stock market last year. Our value-focused, bottom-up process has always driven our stock selection, and, implicitly, the Portfolio's absolute and relative weights, whether by sector, country or industry.

Over the past several quarters, we deemed that valuations in certain of our materials-related holdings exceeded what we could justify, based on underlying company and industry fundamentals. Despite this, the demand for industrial commodities (and related equities) has remained heightened. Valuations have been stretched further, due in part to the abundant liquidity in the capital markets and continued interests from financial players (such as hedge funds) in contrast to actual end-users of the underlying commodity. In the utility sector, our European holdings have performed quite strongly on both absolute and relative terms. In an environment of protracted global economic growth, there is always the risk that a rising stock market can obscure deteriorating fundamentals for an industry or company. As stock pickers, we are leery of companies that have watched their stock prices appreciate to new highs, but for which the stock market continues to exude much confidence, despite many of these companies being near or beyond historical peaks of profitability. As such, it should not be surprising that the Portfolio has moved to relative underweights in these sectors as we have trimmed or liquidated positions.

Our analyses of stocks that may offer the biggest potential to unlock value over the longer term led us to increase exposure to global telecommunications companies. We did this despite their apparent unattractiveness in the broader market, which prevailed until a few months ago. As of year end, the sector represented the Portfolio's largest overweight position. The strong performance in absolute and relative terms during 2006 is a satisfying validation of our analyses, but we prefer to concentrate on our goal of achieving such returns over the longer term.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company (Country)	Change in weighting

Compass Group PLC (United Kingdom)	Decreased
France Telecom (France)	New to Top 10
GlaxoSmithKline plc (United Kingdom)	New to Top 10
ING Groep N.V., Certicaaten Van Aandelen (Netherlands)	Increased
Reed Elsevier NV (Netherlands)	New to Top 10
Royal Bank of Scotland Group plc (The) (United Kingdom)	Increased
Samsung Electronics Co., Ltd., GDR (South Korea)	Decreased
Sanofi-Aventis (France)	New to Top 10
Telenor ASA (Norway)	Increased
Vodafone Group plc (United Kingdom)	Increased

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Akzo Nobel N.V., BAE SYSTEMS PLC, Sony Corporation, and Vestas Wind Systems A/S. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

While economic and financial market fundamentals remain broadly positive, global equities have posted very strong returns over the past four years. Moreover, given the absolute returns in all asset classes in the past half year, we recognize that risks abound amid the always present opportunities to find potentially undervalued securities. The expansion in corporate earnings has been an extended process, with record margins and returns on capital that economic history would deem unsustainable. Stock market history suggests that a period of consolidation would not be surprising. We believe that the virtuous cycle of liquidity and its accompanying increase in risk tolerance could unexpectedly shift to a compression in global cash generation with any number of geopolitical or financial "shock" events. In this environment, we are convinced that the most prudent strategy in seeking to protect and grow our clients' assets over the longer term is to continue applying our value-driven, bottom-up investment research process.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target International Value Portfolio (1)	$27,668
Morgan Stanley Capital International All Country World (excluding U.S.A.) Index	$22,794
Lipper Variable Annuity International Value Funds Universe Average	$24,592

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET INTERNATIONAL VALUE PORTFOLIO	MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD (EXCLUDING U.S.A.) INDEX	LIPPER VARIABLE ANNUITY INTERNATIONAL VALUE FUNDS UNIVERSE AVERAGE	LIPPER VARIABLE ANNUITY INTERNATIONAL CORE FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000	10,000
DEC	1997	11,194	10,204	10,678	10,477
DEC	1998	11,933	11,680	11,752	11,941
DEC	1999	14,491	15,290	14,842	16,967
DEC	2000	14,608	12,983	14,322	14,387
DEC	2001	12,970	10,452	12,033	11,356
DEC	2002	10,659	8,919	10,300	9,483
DEC	2003	15,653	12,612	14,237	12,765
DEC	2004	19,203	15,306	17,152	15,012
DEC	2005	21,346	17,926	19,360	17,335
DEC	2006	27,668	22,794	24,592	21,556

Average Annual Total Return (2)

1-year period ended 12-31-06	29.61%
5-year period ended 12-31-06	16.36%
10-year period ended 12-31-06	10.71%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus International Stock Portfolio was reorganized as the W&R Target International II Portfolio (now known as the International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the W&R Target International Value Portfolio would differ.

SUMMARY OF INTERNATIONAL VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target International Value Portfolio had net assets totaling $588,511,072 invested in a diversified portfolio of:

96.92%	Foreign Common Stocks
3.08%	Cash and Cash Equivalents

Country Weightings

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by geographic region and by industry, respectively, as follows:

Europe	$68.58
United Kingdom	$28.30
Other Europe (1)	$15.28
France	$9.17
Netherlands	$7.34
Germany	$4.95
Spain	$3.54
Pacific Basin	$22.47
South Korea	$5.88
Taiwan	$4.87
Other Pacific Basin (2)	$4.20
Japan	$3.81
Singapore	$3.71
Other (3)	$5.87
Cash and Cash Equivalents	$3.08

(1)Includes $1.49 Belgium, $1.55 Denmark, $2.34 Finland, $2.27 Italy, $3.41 Norway, $0.46 Portugal, $0.57 Sweden, and $3.19 Switzerland

(2)Includes $1.35 Australia, $1.13 China, and $1.72 Hong Kong

(3)Includes $1.70 Bermuda, $2.52 Canada and $1.65 Israel

Sector Weightings

Financial Services Stocks	$20.93
Utilities Stocks	$17.13
Technology Stocks	$9.36
Energy Stocks	$6.54
Consumer Services Stocks	$5.97
Health Care Stocks	$5.10
Consumer Durables Stocks	$5.08
Consumer Nondurables Stocks	$4.71
Shelter Stocks	$4.54
Retail Stocks	$4.12
Capital Goods Stocks	$4.05
Business Equipment and Services Stocks	$3.70
Cash and Cash Equivalents	$3.08
Miscellaneous Stocks	$2.89
Raw Materials Stocks	$2.80

The Investments of International Value Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Australia - 1.35%
National Australia Bank Limited (A)	249,043	$7,941,886

Belgium - 1.49%
Agfa-Gevaert N.V. (A)	147,060	3,758,275
Agfa-Gevaert N.V. (A)(B)	5,100	130,336
Belgacom SA (A)	111,330	4,904,075
		8,792,686
Bermuda - 1.70%
ACE Limited	83,770	5,073,949
XL Capital Ltd, Class A	68,390	4,925,448
		9,999,397
Canada - 2.52%
Barrick Gold Corporation (A)	206,300	6,342,113
Domtar Inc. (A)*	620,280	5,239,256
Quebecor World Inc. (A)	281,000	3,253,012
		14,834,381
China - 1.13%
China Telecom Corporation Limited (A)	8,936,000	4,894,046
China Telecom Corporation Limited (A)(B)	3,240,000	1,774,475
		6,668,521
Denmark - 1.55%
Vestas Wind Systems A/S (A)*	216,081	9,132,782

Finland - 2.34%
Stora Enso Oyj, Class R (A)	340,690	5,396,713
Stora Enso Oyj, Class R (A)	71,073	1,121,230
UPM-Kymmene Corporation (A)	286,300	7,226,000
		13,743,943
France - 9.17%
AXA S.A. (A)	252,203	10,210,634
France Telecom (A)	555,499	15,362,292
Sanofi-Aventis (A)	137,050	12,654,805
THOMSON (A)	485,110	9,483,835
TOTAL S.A. (A)	86,868	6,266,697
		53,978,263
Germany - 4.95%
Bayerische Motoren Werke Aktiengesellschaft (A)	72,100	4,149,640
Deutsche Post AG (A)	241,000	7,285,196
E.ON AG (A)	33,900	4,622,178
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft, Registered Shares (A)	40,980	7,086,502
Siemens AG (A)	59,900	5,977,744
		29,121,260
Hong Kong - 1.72%
China Coal Energy Company Limited, H Shares (A)(B)*	643,000	417,463
Hutchison Whampoa Limited, Ordinary Shares (A)	955,100	9,706,575
		10,124,038
Israel - 1.65%
Check Point Software Technologies Ltd.*	442,720	9,706,636

Italy - 2.27%
Eni S.p.A. (A)	257,739	8,668,985
Mediaset S.p.A. (A)	396,889	4,709,962
		13,378,947
Japan - 3.81%
Kabushiki Kaisha Mitsubishi Tokyo Financial Group (A)	239	2,952,229
Konica Minolta Holdings, Inc. (A)*	363,000	5,124,491
Sony Corporation (A)	203,500	8,721,062
Takeda Pharmaceutical Company Limited (A)	82,200	5,643,242
		22,441,024
Netherlands - 7.34%
Akzo Nobel N.V. (A)	102,540	6,254,865
ING Groep N.V., Certicaaten Van Aandelen (A)	276,254	12,249,187
Koninklijke Philips Electronics N.V., Ordinary Shares (A)	200,550	7,563,479
Reed Elsevier NV (A)	663,360	11,313,591
Vedior N.V. (A)	279,800	5,802,466
		43,183,588
Norway - 3.41%
Norske Skogindustrier ASA (A)	448,441	7,731,496
Telenor ASA (A)	656,870	12,352,131
		20,083,627
Portugal - 0.46%
Portugal Telecom, SGPS, S.A., Ordinary Shares (A)	207,040	2,689,293

Singapore - 3.71%
DBS Group Holdings Ltd (A)	300,000	4,420,538
Flextronics International Ltd.*	325,350	3,736,645
Singapore Telecommunications Limited (A)	3,411,000	7,294,592
Venture Corporation Limited (A)	724,000	6,372,616
		21,824,391
Spain - 3.54%
Gamesa Corporacion Tecnologica, S.A. (A)	214,108	5,892,881
Repsol YPF, S.A. (A)	256,583	8,873,968
Telefonica, S.A., ADR	95,274	6,073,718
		20,840,567
South Korea - 5.88%
KT Corporation, ADR	329,160	8,344,206
Kookmin Bank, ADR	73,760	5,948,006
POSCO, ADR	46,710	3,861,516
SK Telecom Co., Ltd., ADR	184,530	4,886,354
Samsung Electronics Co., Ltd., GDR (B)	35,190	11,577,510
		34,617,592
Sweden - 0.57%
Securitas AB, Class B (A)	172,280	2,673,807
Securitas Systems AB, Class B (A)*	172,280	697,077
		3,370,884
Switzerland - 3.19%
Nestle S.A., Registered Shares (A)	21,620	7,682,774
Swiss Reinsurance Company, Registered Shares (A)	66,770	5,676,957
UBS AG (A)	88,800	5,396,504
		18,756,235
Taiwan - 4.87%
Chunghwa Telecom Co., Ltd., ADR	355,848	7,020,881
Compal Electronics Inc., GDR	452,309	2,016,213
Compal Electronics Inc., GDR (B)	528,412	2,355,449
Lite-On Technology Corporation, GDR	579,075	7,828,232
Mega Financial Holding Company (A)	12,808,000	9,413,890
		28,634,665
United Kingdom - 28.30%
AMVESCAP PLC (A)	340,700	3,975,823
Alliance Boots plc (A)	360,616	5,913,408
Aviva plc (A)	475,340	7,650,412
BAE SYSTEMS plc (A)	649,760	5,416,469
BBA Aviation plc (A)	455,834	2,441,030
BP p.l.c. (A)	677,720	7,530,517
British Sky Broadcasting Group plc (A)	919,890	9,401,887
Cadbury Schweppes plc (A)	349,060	3,735,071
Centrica plc (A)	1,015,750	7,050,367
Compass Group PLC (A)	2,311,240	13,123,560
Fiberweb plc (A)*	135,665	552,510
GlaxoSmithKline plc (A)	445,620	11,726,612
Group 4 Securicor plc (A)	1,580,600	5,818,197
HSBC Holdings plc (A)	417,940	7,618,549
Old Mutual plc (A)	2,562,750	8,743,547
Pearson plc (A)	425,050	6,420,733
Rentokil Initial plc (A)	2,082,700	6,759,100
Rolls-Royce Group plc (A)	695,160	6,094,373
Royal Bank of Scotland Group plc (The) (A)	356,360	13,906,085
Royal Dutch Shell plc, Class B (A)	204,753	7,176,157
tesco plc (A)	657,030	5,203,701
Unilever PLC (A)	241,385	6,749,106
Vodafone Group Plc (A)	4,877,865	13,514,340
		166,521,554

TOTAL COMMON STOCKS - 96.92%		$570,386,160

(Cost: $402,030,880)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Commercial Paper
Banks - 0.51%
Rabobank USA Financial Corp. (Rabobank Nederland),
5.28%, 1-2-07	$3,000	2,999,560

Finance Companies - 0.56%
PACCAR Financial Corp.,
5.25%, 1-11-07	3,324	3,319,153

Multiple Industry - 0.68%
Honeywell International Inc.,
5.27%, 1-9-07	4,000	3,995,316

Total Commercial Paper - 1.75%		10,314,029

Commercial Paper (backed by irrevocable bank letter of credit) - 0.51%
Multiple Industry
Louis Dreyfus Corporation (Barclays Bank PLC, New York Branch),
5.29%, 2-15-07	3,000	2,980,162

TOTAL SHORT-TERM SECURITIES - 2.26%		$13,294,191

(Cost: $13,294,191)

TOTAL INVESTMENT SECURITIES - 99.18%		$583,680,351

(Cost: $415,325,071)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.82%		4,830,721

NET ASSETS - 100.00%		$588,511,072

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
(A)Listed on an exchange outside the United States.

(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $16,255,233 or 2.76% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      INTERNATIONAL VALUE PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $415,325) (Notes 1 and 3)	$583,680
Cash	1
Cash denominated in foreign currencies (cost - $3,074)	3,134
Receivables:
Dividends and interest	1,611
Portfolio shares sold	333

Total assets	588,759

LIABILITIES
Payable to Portfolio shareholders	91
Accrued management fee (Note 2)	41
Payable for investment securities purchased	37
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	12
Accrued shareholder servicing (Note 2)	1
Other	53

Total liabilities	248

Total net assets	$588,511

NET ASSETS
$0.001 par value capital stock:
Capital stock	$26
Additional paid-in capital	408,290
Accumulated undistributed income:
Accumulated undistributed net investment income	750
Accumulated undistributed net realized gain on investment transactions	10,959
Net unrealized appreciation in value of investments	168,486

Net assets applicable to outstanding units of capital	$588,511

Net asset value, redemption and offering price per share	$22.7794

Capital shares outstanding	25,835
Capital shares authorized	60,000

See Notes to Financial Statements.

Statement of Operations
      INTERNATIONAL VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $1,523)	$16,195
Interest and amortization	786

Total income	16,981

Expenses (Note 2):
Investment management fee	4,361
Service fee	1,282
Accounting services fee	136
Custodian fees	124
Legal fees	18
Shareholder servicing	18
Audit fees	16
Other	100

Total expenses	6,055

Net investment income	10,926

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	50,480
Realized net gain on foreign currency transactions	312

Realized net gain on investments	50,792
Unrealized appreciation in value of investments during the period	73,226

Net gain on investments	124,018

Net increase in net assets resulting from operations	$134,944

See Notes to Financial Statements.

Statement of Changes in Net Assets
      INTERNATIONAL VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$10,926	$6,942
Realized net gain on investments	50,792	36,360
Unrealized appreciation	73,226	2,749

Net increase in net assets resulting from operations	134,944	46,051

Dividends to shareholders from (Note 1E): (1)
Net investment income	(9,700)	(9,183)
Realized gains on investment transactions	(39,274)	(37,229)

	(48,974)	(46,412)

Capital share transactions (2)	39,704	62,437

Total increase	125,674	62,076
NET ASSETS
Beginning of period	462,837	400,761

End of period	$588,511	$462,837

Undistributed net investment income (loss)	$750	$(788)

(1)See "Financial Highlights" on page 180.

(2) Shares issued from sale of shares	2,164	2,944
Shares issued from reinvestment of dividend and/or capital gains distribution	2,150	2,421
Shares redeemed	(2,621)	(2,131)

Increase in outstanding capital shares	1,693	3,234

Value issued from sale of shares	$46,839	$58,166
Value issued from reinvestment of dividend and/or capital gains distribution	48,974	46,412
Value redeemed	(56,109)	(42,141)

Increase in outstanding capital	$39,704	$62,437

See Notes to Financial Statements.

Financial Highlights
      INTERNATIONAL VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$19.1711	$19.1681	$15.8947	$11.0000	$13.4000

Income (loss) from investment operations:
Net investment income	0.4593	0.3199	0.2759	0.2558	0.2000
Net realized and unrealized gain (loss) on investments	5.2176	1.8192	3.3285	4.8829	(2.6000)

Total from investment operations	5.6769	2.1391	3.6044	5.1387	(2.4000)

Less distributions from:
Net investment income	(0.4097)	(0.4226)	(0.1850)	(0.2440)	(0.0000)
Capital gains	(1.6589)	(1.7135)	(0.1460)	(0.0000)	(0.0000)

Total distributions	(2.0686)	(2.1361)	(0.3310)	(0.2440)	(0.0000)

Net asset value, end of period	$22.7794	$19.1711	$19.1681	$15.8947	$11.0000

Total return	29.61%	11.16%	22.68%	46.85%	-17.82%
Net assets, end of period (in millions)	$589	$463	$401	$324	$223
Ratio of expenses to average net assets	1.18%	1.19%	1.19%	1.07%	0.99%
Ratio of net investment income to average net assets	2.13%	1.63%	1.65%	2.03%	1.87%
Portfolio turnover rate	29%	23%	31%	35%	33%

See Notes to Financial Statements.

Manager's Discussion of
Limited-Term Bond Portfolio
      December 31, 2006

Below, W. Patrick Sterner, CFA, portfolio manager of the W&R Target Funds, Inc. - Limited-Term Bond Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for 12 years and has 31 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

MATURITY
SHORT	MEDIUM	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio increased 3.96 percent for the 12 months ended Dec. 31, 2006, compared with a 4.29 percent rise in the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities that generally represent the short- and intermediate-term bond market). The Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average (reflecting the performance of Portfolios with similar investment objectives), increased 4.27 percent during the period.

Mortgage-backed securities support performance

There were several factors that contributed to the Portfolio's performance over the past year, the most important being a substantial weighting in mortgage-backed securities, coupled with mortgages being the best-performing sector within the fixed-income market. A small position in interest-only mortgages also performed well as interest rates increased during the year. In addition, a relatively short duration in a rising interest rate environment helped the overall return.

Returns were negatively affected by the Portfolio's underweighting in both U.S. agency securities and corporate securities in the financial sector. Agencies turned in a strong performance, and the Portfolio held only a small percentage of agencies in relation to its exposure to Treasury notes. In the corporate area, the Portfolio emphasized the industrial sector over financials, yet the latter outperformed the former.

Seesaw interest-rate environment offset by a robust economy

Responding to signs of slowing economic growth, long-term interest rates continued a downward trend during the first two months of the fourth quarter. Rates reversed course in December, however, when more positive data on consumer spending and the housing market were reported.

Meanwhile, weakness in the housing market, along with the negative effects it could have on consumer spending, was the main concern for the economy in 2006. The bond market seems to believe these weaknesses will spread to other sectors and cause the Federal Reserve to lower short-term interest rates sometime in 2007. The negatively sloped yield curve, with 10-year Treasury notes yielding over 50 basis points less than the overnight rate, is a reflection of that. Another factor in lower long-term rates could be an excess of global liquidity searching for yield. That said, our interest rates are relatively attractive when compared to other countries.

The housing sector may be showing some signs of stabilizing, in our opinion. Sales of previously owned homes unexpectedly increased somewhat in November, and new home sales rose more than forecast. Consumer spending also rose slightly in November, the most in four months. Outside of housing, we feel that the economic news remains adequate. Job growth continues at a steady pace, unemployment claims have remained level and plans by businesses to add jobs has been strong. The recent steep decline in gasoline and heating oil prices also should help boost consumer confidence and spending plans as we head into 2007, in our opinion.

Our management style attempts to identify relative value opportunities between sectors of the market, which include Treasuries, agencies, corporates and mortgage-backed securities. We anticipated interest rates to increase gradually, which would favor mortgage-backed securities with limited extension risk. We also felt that corporate credit spreads did not offer compelling value. As a result, we emphasized mortgages and cut back on corporate bond exposure. This strategy worked on the mortgage side as the sector outperformed. However, corporate credit spreads did not widen as expected, which hurt relative performance somewhat.

Portfolio Characteristics As of 12-31-06

Average maturity	2.16 years
Effective duration	1.25 years
Weighted average bond rating	AA

Our outlook

With the two-year Treasury note yielding over 50 basis points less than the overnight rate, the market appears to be discounting a pronounced slowing in economic activity and an imminent cut in the Fed Funds rate, in our opinion. We feel that the bond market is somewhat ahead of itself and look for interest rates to move gradually higher over the quarter. We believe that a combination of lower energy prices and low unemployment levels should help to offset the weakness in housing and provide for continued moderate growth as we move into 2007. Under this scenario, the Federal Reserve we believe should maintain the Fed Funds rate at current levels over the next several quarters.

We still feel that corporate credit spreads are so expensive that there is little upside potential in owning corporate bonds, except in selected names. With this backdrop, we intend to continue to emphasize Treasury securities and mortgage-backed securities with limited extension risk.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest rate risk, and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed and by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Limited-Term Bond Portfolio (1)	$16,086
Citigroup 1 - 5 Years Treasury/Government Sponsored/Credit Index	$16,901
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	$15,666

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET LIMITED-TERM BOND PORTFOLIO	CITIGROUP 1-5 YEARS TREASURY/ GOVERNMENT SPONSORED/ CREDIT INDEX	LIPPER VARIABLE ANNUITY SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	10,685	10,714	10,678
DEC	1998	11,397	11,534	11,353
DEC	1999	11,596	11,782	11,581
DEC	2000	12,608	12,839	12,462
DEC	2001	13,769	14,012	13,382
DEC	2002	14,518	15,144	14,116
DEC	2003	14,976	15,671	14,531
DEC	2004	15,218	15,972	14,777
DEC	2005	15,473	16,205	15,024
DEC	2006	16,086	16,901	15,666

Average Annual Total Return (2)

1-year period ended 12-31-06	3.96%
5-year period ended 12-31-06	3.16%
10-year period ended 12-31-06	4.87%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Limited-Term Bond Portfolio had net assets totaling $69,720,854 invested in a diversified portfolio of:

60.71%	United States Government and Government Agency Obligations
34.44%	Corporate Debt Securities
4.85%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

United States Government and Government Agency Obligations	$60.71
Business Equipment and Services Bonds	$7.87
Transportation Bonds	$5.58
Utilities Bonds	$5.42
Cash and Cash Equivalents	$4.85
Technology Bonds	$4.36
Miscellaneous Bonds	$4.21
Raw Materials Bonds	$3.58
Energy Bonds	$3.42

On December 31, 2006, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	60.71%
AA	2.13%
A	8.58%
BBB	23.73%
Cash and Cash Equivalents	4.85%

Ratings reflected in the wheel are taken from Standard & Poor's.

The Investments of Limited-Term Bond Portfolio
December 31, 2006
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 2.93%
Raytheon Company,
6.75%, 8-15-07	$2,030	$2,044,951

Broadcasting - 2.11%
Cox Communications, Inc.,
4.625%, 1-15-10	1,500	1,468,242

Business Equipment and Services - 5.02%
International Lease Finance Corporation,
5.0%, 4-15-10	1,500	1,483,462
USA Waste Services, Inc.,
7.125%, 10-1-07	2,000	2,018,580
		3,502,042
Chemicals - Petroleum and Inorganic - 2.11%
Monsanto Company,
4.0%, 5-15-08	1,500	1,469,526

Communications Equipment - 1.43%
Cisco Systems, Inc.,
5.45063%, 2-20-09	1,000	1,000,956

Forest and Paper Products - 2.10%
International Paper Company,
4.25%, 1-15-09	1,500	1,467,913

Mining - 1.47%
BHP Billiton Finance (USA) Limited,
5.0%, 12-15-10	1,030	1,022,285

Petroleum - International - 3.42%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	2,385	2,383,581

Railroad - 5.58%
CSX Corporation,
6.25%, 10-15-08	1,000	1,014,031
Norfolk Southern Corporation,
7.35%, 5-15-07	1,850	1,862,821
Union Pacific Corporation,
6.625%, 2-1-08	1,000	1,011,611
		3,888,463
Timesharing and Software - 2.85%
Equifax Inc.,
4.95%, 11-1-07	2,000	1,986,108

Utilities - Electric - 4.70%
Kansas City Power & Light Company,
6.0%, 3-15-07	1,276	1,276,545
Virginia Electric and Power Company,
5.375%, 2-1-07	2,000	1,999,602
		3,276,147
Utilities - Telephone - 0.72%
SBC Communications Inc.,
5.58438%, 11-14-08	500	501,457

TOTAL CORPORATE DEBT SECURITIES - 34.44%		$24,011,671

(Cost: $24,148,385)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 14.97%
Federal Home Loan Bank,
5.0%, 2-29-08	2,000	1,995,810
Federal Home Loan Mortgage Corporation:
3.625%, 9-15-08	2,000	1,953,806
5.0%, 10-18-10	2,500	2,501,005
Federal National Mortgage Association:
4.25%, 7-15-07	2,000	1,989,420
5.3%, 3-20-09	2,000	1,998,480
		10,438,521
Mortgage-Backed Obligations - 27.17%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 5-15-16	1,449	1,404,645
3.5%, 12-15-16	787	751,995
5.5%, 7-15-17 (Interest Only)	609	6,477
5.5%, 10-15-23 (Interest Only)	3,221	162,616
5.0%, 6-15-24 (Interest Only)	2,000	158,831
5.0%, 11-15-24	1,002	997,190
5.5%, 5-15-34	890	892,028
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
7.0%, 8-1-07	1	559
4.5%, 5-1-10	848	837,385
4.0%, 6-1-14	1,334	1,288,296
5.5%, 1-1-17	98	98,226
5.5%, 5-1-17	110	109,919
4.5%, 1-1-18	1,105	1,067,980
4.5%, 4-1-18	1,113	1,076,019
4.5%, 3-1-19	1,441	1,390,173
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 6-25-22	1,799	1,776,627
5.5%, 11-25-36 (Interest Only)	5,420	1,471,979
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.0%, 11-1-13	11	11,080
7.0%, 10-1-14	12	12,595
6.0%, 3-1-16	40	40,575
6.0%, 3-1-16	37	37,084
5.5%, 2-1-17	377	377,479
5.5%, 1-1-18	605	606,283
5.0%, 3-1-18	1,058	1,042,914
5.0%, 6-1-20	1,148	1,129,015
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.5%, 1-15-14	12	12,598
7.5%, 3-15-15	15	16,001
6.0%, 8-15-16	53	54,224
6.0%, 12-15-16	120	121,878
5.5%, 1-15-17	156	156,481
6.0%, 1-15-17	88	88,989
5.5%, 7-15-17	210	211,139
5.5%, 10-15-17	146	147,014
5.0%, 12-15-17	749	740,574
7.0%, 6-15-28	17	17,499
7.0%, 7-15-29	26	27,113
3.75%, 1-20-34	610	601,906
		18,943,386
Treasury Inflation Protected Obligation - 0.83%
United States Treasury Note,
3.0%, 7-15-12 (A)	500	577,511

Treasury Obligations - 17.74%
United States Treasury Notes:
4.75%, 11-15-08	2,000	1,997,422
3.125%, 4-15-09	2,000	1,929,218
4.0%, 6-15-09	2,000	1,965,546
4.0%, 3-15-10	2,500	2,447,557
5.0%, 2-15-11	2,000	2,025,000
5.0%, 8-15-11	1,000	1,013,984
4.375%, 8-15-12	1,000	985,625
		12,364,352

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 60.71%		$42,323,770

(Cost: $42,922,187)

SHORT-TERM SECURITIES

Finance Companies
Caterpillar Financial Services Corp.,
5.25%, 1-3-07	1,653	1,652,518
Prudential Funding LLC,
5.24%, 1-18-07	1,000	997,525

TOTAL SHORT-TERM SECURITIES - 3.80%		$2,650,043

(Cost: $2,650,043)

TOTAL INVESTMENT SECURITIES - 98.95%		$68,985,484

(Cost: $69,720,615)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.05%		735,370

NET ASSETS - 100.00%		$69,720,854

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      LIMITED-TERM BOND PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $69,721) (Notes 1 and 3)	$68,985
Cash	1
Receivables:
Dividends and interest	781
Portfolio shares sold	1

Total assets	69,768

LIABILITIES
Payable to Portfolio shareholders	28
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	3
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	– *
Other	11

Total liabilities	47

Total net assets	$69,721

NET ASSETS
$0.001 par value capital stock:
Capital stock	$13
Additional paid-in capital	70,732
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	88
Accumulated undistributed net realized loss on investment transactions	(377)
Net unrealized depreciation in value of investments	(735)

Net assets applicable to outstanding units of capital	$69,721

Net asset value, redemption and offering price per share	$5.4845

Capital shares outstanding	12,712
Capital shares authorized	40,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      LIMITED-TERM BOND PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,204

Expenses (Note 2):
Investment management fee	360
Service fee	180
Accounting services fee	43
Audit fees	8
Custodian fees	6
Legal fees	3
Shareholder servicing	3
Other	19

Total	622
Less waiver of investment management fee (Notes 2 and 9)	(8)

Total expenses	614

Net investment income	2,590

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	69
Unrealized appreciation in value of investments during the period	127

Net gain on investments	196

Net increase in net assets resulting from operations	$2,786

See Notes to Financial Statements.

Statement of Changes in Net Assets
      LIMITED-TERM BOND PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

DECREASE IN NET ASSETS
Operations:
Net investment income	$2,590	$2,422
Realized net gain (loss) on investments	69	(113)
Unrealized appreciation (depreciation)	127	(1,025)

Net increase in net assets resulting from operations	2,786	1,284

Dividends to shareholders from (Note 1E): (1)
Net investment income	(2,500)	(2,424)
Realized gains on investment transactions	(–)	(–)

	(2,500)	(2,424)

Capital share transactions (2)	(5,618)	(2,967)

Total decrease	(5,332)	(4,107)
NET ASSETS
Beginning of period	75,053	79,160

End of period	$69,721	$75,053

Undistributed net investment income (loss)	$88	$(2)

(1)See "Financial Highlights" on page 193.

(2)Shares issued from sale of shares	1,210	1,504
Shares issued from reinvestment of dividend and/or capital gains distribution	456	443
Shares redeemed	(2,672)	(2,468)

Decrease in outstanding capital shares	(1,006)	(521)

Value issued from sale of shares	$6,700	$8,414
Value issued from reinvestment of dividend and/or capital gains distribution	2,500	2,424
Value redeemed	(14,818)	(13,805)

Decrease in outstanding capital	$(5,618)	$(2,967)

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,
2006	2005	2004	2003	2002

Net asset value, beginning of period	$5.4710	$5.5593	$5.6245	$5.6068	$5.4437

Income (loss) from investment operations:
Net investment income	0.2110	0.1823	0.1559	0.1594	0.1327
Net realized and unrealized gain (loss) on investments	0.0064	(0.0881)	(0.0651)	0.0176	0.1631

Total from investment operations	0.2174	0.0942	0.0908	0.1770	0.2958

Less distributions from:
Net investment income	(0.2039)	(0.1825)	(0.1560)	(0.1593)	(0.1327)
Capital gains	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.2039)	(0.1825)	(0.1560)	(0.1593)	(0.1327)

Net asset value, end of period	$5.4845	$5.4710	$5.5593	$5.6245	$5.6068

Total return	3.96%	1.68%	1.61%	3.16%	5.43%
Net assets, end of period (in millions)	$70	$75	$79	$74	$47
Ratio of expenses to average net assets including expense waiver	0.85%	0.87%	0.87%	0.84%	0.69%
Ratio of net investment income to average net assets including expense waiver	3.60%	3.16%	2.85%	2.91%	3.97%
Ratio of expenses to average net assets excluding expense waiver	0.86%	0.87	%(1)	0.87	%(1)	0.84	%(1)	0.87%
Ratio of net investment income to average net assets excluding expense waiver	3.59%	3.16	%(1)	2.85	%(1)	2.91	%(1)	3.79%
Portfolio turnover rate	24%	39%	39%	41%	27%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of
Micro Cap Growth Portfolio
      December 31, 2006

W&R Target Funds, Inc. - Micro Cap Growth Portfolio is subadvised by Wall Street Associates.

Below, William Jeffery III, Kenneth F. McCain, Paul J. Ariano, CFA, Paul K. LeCoq, and Carl Weise, CFA, portfolio managers of the W&R Target Funds, Inc. - Micro Cap Growth Portfolio, discuss the Portfolio's positioning, performance and results for the fiscal year.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio increased 12.26 percent for the 12 months ended Dec. 31, 2006, less than its benchmark, the Russell 2000 Growth Index (reflecting the performance of securities that generally represent the micro-cap growth market), which rose 13.34 percent during the same period. The Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 11.06 percent for the fiscal year.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Technology drives performance

Investments in the technology sector produced the greatest contribution to the Portfolio's return, driving performance for the year. We were overweight the sector versus the benchmark, results further augmented by strong stock selection. The same conditions held true in the health care sector, though holdings as a group lagged the other broad market sectors. Investments in the energy, producer durables and utilities sectors lagged the broader index; however, these companies comprise a small portion of the Portfolio. The micro-cap orientation of the Portfolio added value versus the benchmark, particularly during the fourth quarter; stocks with a market capitalization under $250 million were the top performers within this category.

A year of change as value outpaces growth

The past year was filled with significant change, starting in Washington, where the Federal Reserve named a new chairman as the organization took to the sidelines and Democrats took control of Congress. Meanwhile, though markets were strong, sectors like technology and health care, which normally lead in bullish markets, lagged badly behind materials, telecommunications and consumer staples, which rarely lead in strong up markets. For the majority of the year, investors favored more defensive issues, as evidenced by the disparity in returns between growth and value stocks for yet another year. In general, stocks that exhibited lower growth, lower price/earnings and more defensive qualities came out on top at the end of 2006.

As 2006 began, the Portfolio was positioned for continued economic growth and an anticipated Fed-engineered soft landing. We emphasized those sectors that we believed would benefit most from the environment, specifically the technology, health care and consumer discretionary stocks. We kept a watchful eye on the consumer, who faced fairly strong headwinds in the form of rising interest rates and high energy prices, especially in the summer months. As a result, we trimmed some of our consumer positions and were slightly underweight versus the benchmark in this sector.

The Portfolio was overweight in the technology sector, as we believed capital spending would increase in response to several quarters of profit expansion and under-investment in recent years. The technology sector, as it turns out, was the top contributor to Portfolio return, given the strong stock selection and overweight position.

The Portfolio also was overweight the health care sector, which performed well despite the political headwinds the group faced during the mid-term elections in Washington. Finally, investments in the transportation and financial services sectors produced strong returns. However, these groups comprised a small portion of the Portfolio and had a minimal impact on returns.

Assessing shifting sectors

Current Portfolio structure reflects an emphasis on a few long-term themes we believe are expected to benefit from the unfolding market environment. For quite some time, one of our most dominant relative overweight exposures has been in the energy sector, with particular emphasis on oil and gas drilling, service, exploration, production and associated technologies. Despite the recent underperformance of these groups, we continue to believe energy industries are still in long-term bull markets. Our energy sector positions continue to have strong growth prospects, and we anticipate they will be important contributors to long-term performance, in our opinion.

We see a mixed picture for the consumer discretionary group and maintain an equal-weight target versus comparable benchmarks in this sector. While we feel that the U.S. consumer is still healthy, we believe that longer term issues could negatively affect consumer spending in the future. Given all this, consumer confidence remains high as job creation, wages and household net worth are all quite strong. We continue to favor niche retailers with strong growth prospects related to rapidly expanding consumer products over broad line retailers and restaurants.

We believe health care will become a much more important contributor to performance in the quarters ahead, but it faces some challenges. We believe that there's a clear fundamental positive case for health care-related companies as many are experiencing high relative profitability, attractive valuations and improving profit margins. However, the industry faces political scrutiny and reforms in the intermediate term. We therefore maintain an equal-weight versus the benchmark.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

CBeyond, Inc.	New to Top 10
Concur Technologies, Inc.	New to Top 10
Entrust, Inc.	New to Top 10
NATCO Group Inc.	New to Top 10
Omnicell, Inc.	New to Top 10
Phase Forward Incorporated	New to Top 10
Polymedica Corporation	New to Top 10
Quidel Corporation	New to Top 10
Redback Networks, Inc.	Decreased
Ultimate Software Group, Inc. (The)	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Brigham Exploration Company, Candela Corporation, Energy Conversion Devices, Inc., McCormick & Schmick's Seafood Restaurants, Inc., NetLogic MicroSystems,Inc., and Somanetics Corporation. Children's Place Retail Stores, Inc. (The), NS Group, Inc., and NutriSystem, Inc. Top 10 Equity Holdings at 12-31-05, were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Within the technology sector, semiconductors continue to be the top overweight group, expected, we feel, to benefit from strong PC growth in 2007 and 2008. We continue to add software- and hardware-related positions that we believe could benefit from outsourcing, security and digitization trends. Globalization impacts these industries today more than at any other time, especially as cyclical upturns abroad positively impact demand for semiconductor products. Call centers, software programming and even financial services are being sent overseas to lower costs. Internet-based versions of traditional industries like digital media and retail also allow businesses to enhance productivity and lower costs. Technology-related stocks, we feel, should see fundamental improvement as capital spending increases. Valuation measures are at attractive levels, and we continue to target an overweight position versus the benchmark.

Our outlook

We believe the economy has experienced a classic mid-cycle slowdown, but we do not see a recession on the horizon, in our opinion. We believe inflation likely will cool and interest rates should stay tame, with possible Fed rate cuts by mid-year. We are also of the opinion that earnings should recede from torrid double-digit growth rates (maybe to mid-single digits) and multiples should expand as investors pay up for stocks as they cheer the Fed and gain confidence that economic growth likely persists, albeit at a slower rate. Growth stocks, we feel, look to be poised to beat value stocks in the year ahead, given that relative valuations are at historic lows for growth stocks and the yield curve appears to be steepening.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Micro Cap Growth Portfolio (1)	$22,282
Russell 2000 Growth Index (2)	$13,101
Lipper Variable Annuity Small-Cap Growth Funds Universe Average (2)	$16,999

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

		W&R TARGET MICRO CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

Inception 10/1/97		10,000	10,000	10,000
DEC	1997	8,680	9,178	9,493
DEC	1998	9,846	9,291	10,041
DEC	1999	24,494	13,294	16,150
DEC	2000	19,338	10,321	14,806
DEC	2001	17,147	9,369	12,786
DEC	2002	9,664	6,538	8,978
DEC	2003	14,922	9,713	12,711
DEC	2004	16,421	11,101	14,230
DEC	2005	19,848	11,558	15,306
DEC	2006	22,282	13,101	16,999

Average Annual Total Return (3)

1-year period ended 12-31-06	12.26%
5-year period ended 12-31-06	5.38%
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	9.04%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)10-1-97 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Micro-Cap Growth Portfolio was reorganized as the W&R Target Micro Cap Growth Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Micro Cap Growth Portfolio. If those expenses were reflected, performance of the W&R Target Micro Cap Growth Portfolio would differ.

SHAREHOLDER SUMMARY OF MICRO CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Micro Cap Growth Portfolio had net assets totaling $60,126,220 invested in a diversified portfolio of:

93.30%	Domestic Common Stocks
4.01%	Foreign Common Stocks
2.69%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Technology Stocks	$26.03
Health Care Stocks	$23.49
Business Equipment and Services Stocks	$19.81
Miscellaneous Stocks	$11.69
Capital Goods Stocks	$10.09
Retail Stocks	$6.20
Cash and Cash Equivalents	$2.69

The Investments of Micro Cap Growth Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Air Transportation - 0.82%
Pinnacle Airlines Corp.*	29,200	$491,290

Apparel - 1.84%
Ashworth, Inc.*	41,100	296,331
Volcom, Inc.*	27,500	811,937
		1,108,268
Business Equipment and Services - 10.28%
Fiberstars, Inc.*	54,300	354,579
GEO Group, Inc. (The)*	17,250	647,220
Grubb & Ellis Company*	45,900	528,768
Houston Wire & Cable Company*	27,600	576,288
INVESTools Inc.*	56,900	784,366
Kenexa Corporation*	23,400	777,933
Marlin Business Services, Inc.*	29,100	698,691
MEDecision, Inc.*	40,000	397,000
PeopleSupport, Inc.*	28,200	592,905
RRSat Global Communications Network Ltd.*	35,700	461,958
Unica Corporation*	27,700	359,131
		6,178,839
Capital Equipment - 5.30%
NATCO Group Inc.*	40,800	1,300,704
Somanetics Corporation*	30,800	702,240
T-3 Energy Services, Inc.*	25,900	570,836
Warnaco Group, Inc. (The)*	24,100	611,176
		3,184,956
Communications Equipment - 3.29%
Blue Coat Systems, Inc.*	11,600	277,646
Intervoice, Inc.*	85,200	650,076
Redback Networks, Inc.*	42,200	1,052,257
		1,979,979
Computers - Main and Mini - 2.54%
Rackable Systems, Inc.*	23,600	730,420
VA Software Corporation*	158,600	796,172
		1,526,592
Computers - Peripherals - 9.19%
Applix, Inc.*	35,900	406,567
AudioCodes Ltd.*	48,200	452,116
Entrust, Inc.*	226,000	962,760
Lawson Software, Inc.*	73,200	540,582
NetScout Systems, Inc.*	62,000	513,980
Phase Forward Incorporated*	83,400	1,248,081
Sigma Designs, Inc.*	29,300	745,832
Xyratex Ltd*	30,500	658,495
		5,528,413
Construction Materials - 1.02%
Comtech Group, Inc.*	33,600	610,848

Electrical Equipment - 2.65%
EXFO Electro-Optical Engineering Inc.*	74,400	418,872
Power-One, Inc.*	89,100	647,757
Ultralife Batteries, Inc.*	47,900	527,619
		1,594,248
Electronic Components - 5.54%
Hittite Microwave Corporation*	3,800	122,759
Integrated Silicon Solution, Inc.*	69,300	398,821
Netlist, Inc.*	55,100	538,327
NetLogic Microsystems, Inc.*	33,800	732,784
PLX Technology, Inc.*	40,200	523,806
Supertex, Inc.*	12,100	474,623
Volterra Semiconductor Corporation*	36,100	541,320
		3,332,440
Electronic Instruments - 5.47%
Asyst Technologies, Inc.*	53,800	392,740
Eagle Test Systems, Inc.*	47,600	692,580
Energy Conversion Devices, Inc.*	22,900	777,684
Intevac, Inc.*	22,500	582,637
Mattson Technology, Inc.*	48,600	452,223
Microtune, Inc.*	83,300	390,677
		3,288,541
Health Care - Drugs - 9.11%
AVANIR Pharmaceuticals, Class A*	81,700	190,769
Acusphere, Inc.*	46,100	112,714
Adeza Biomedical Corporation*	31,400	468,017
Auxilium Pharmaceuticals, Inc.*	47,900	703,172
BioSphere Medical, Inc.*	34,900	231,213
Dyax Corp.*	77,100	232,457
InterMune, Inc.*	29,900	919,126
Medifast, Inc.*	10,500	132,090
Obagi Medical Products, Inc.*	43,600	447,554
POZEN Inc.*	42,600	723,561
Sciele Pharma, Inc.*	31,900	765,600
SuperGen, Inc.*	109,200	553,644
		5,479,917
Health Care - General - 12.72%
Bruker BioSciences Corporation*	55,400	415,500
Candela Corporation*	67,100	829,691
Cutera, Inc.*	31,400	848,585
Greatbatch, Inc.*	11,600	312,272
NuVasive, Inc.*	30,400	701,784
Omnicell, Inc.*	55,400	1,030,994
PolyMedica Corporation	23,900	965,918
Quidel Corporation*	89,900	1,224,887
Spectranetics Corporation (The)*	79,200	893,376
Systems Xcellence Inc.*	21,000	422,730
		7,645,737
Hospital Supply and Management - 1.66%
AngioDynamics, Inc.*	23,600	506,456
NovaMed, Inc.*	65,300	493,015
		999,471
Motion Pictures - 1.60%
On Assignment, Inc.*	81,800	961,559

Motor Vehicle Parts - 0.32%
Directed Electronics, Inc.*	16,900	193,252

Non-Residential Construction - 1.12%
Perini Corporation*	21,900	674,082

Petroleum - Services - 2.01%
Brigham Exploration Company*	90,300	659,641
Bronco Drilling Company, Inc.*	32,000	549,920
		1,209,561
Restaurants - 3.41%
BUCA, Inc.*	36,000	173,520
McCormick & Schmick's Seafood Restaurants, Inc.*	29,900	718,945
Red Robin Gourmet Burgers, Inc.*	18,400	659,272
Ruth's Chris Steak House, Inc.*	27,400	502,105
		2,053,842
Retail - Specialty Stores - 2.79%
DSW Inc., Class A*	11,700	451,269
Gaiam, Inc., Class A*	36,300	496,039
Jos. A. Bank Clothiers, Inc.*	24,783	727,753
		1,675,061
Security and Commodity Brokers - 1.22%
Cowen Group, Inc.*	3,400	71,927
Sanders Morris Harris Group Inc.	51,900	661,985
		733,912
Steel - 1.02%
Claymont Steel Holdings, Inc.*	33,200	612,208

Timesharing and Software - 9.53%
Blackbaud, Inc.	33,300	865,966
Concur Technologies, Inc.*	62,700	1,004,141
Covansys Corporation*	32,600	747,844
DivX, Inc.*	9,100	209,892
iGate Corporation*	46,100	316,246
Liquidity Services, Inc.*	28,800	495,216
RightNow Technologies, Inc.*	22,300	383,895
Ultimate Software Group, Inc. (The)*	47,500	1,104,138
VASCO Data Security International, Inc.*	51,000	603,585
		5,730,923
Trucking and Shipping - 1.07%
U.S. Xpress Enterprises, Inc., Class A*	39,000	641,355

Utilities - Telephone - 1.79%
Cbeyond, Inc.*	35,200	1,076,592

TOTAL COMMON STOCKS - 97.31%		$58,511,886

(Cost: $47,443,260)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 2.92%
Alcoa Incorporated,
5.31%, 1-2-07	$1,756	1,755,741

Finance Companies - 0.28%
Caterpillar Financial Services Corp.,
5.25%, 1-3-07	166	165,952

TOTAL SHORT-TERM SECURITIES - 3.20%		$1,921,693

(Cost: $1,921,693)

TOTAL INVESTMENT SECURITIES - 100.51%		$60,433,579

(Cost: $49,364,953)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.51%)		(307,359)

NET ASSETS - 100.00%		$60,126,220

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MICRO CAP GROWTH PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $49,365) (Notes 1 and 3)	$60,434
Cash	1
Receivables:
Investment securities sold	581
Portfolio shares sold	46
Dividends and interest	2

Total assets	61,064

LIABILITIES
Payable for investment securities purchased	911
Payable to Portfolio shareholders	11
Accrued management fee (Note 2)	5
Accrued accounting services fee (Note 2)	3
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	– *
Other	7

Total liabilities	938

Total net assets	$60,126

NET ASSETS
$0.001 par value capital stock:
Capital stock	$3
Additional paid-in capital	53,849
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(1)
Accumulated undistributed net realized loss on investment transactions	(4,794)
Net unrealized appreciation in value of investments	11,069

Net assets applicable to outstanding units of capital	$60,126

Net asset value, redemption and offering price per share	$20.0796

Capital shares outstanding	2,994
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MICRO CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$126
Dividends	28

Total income	154

Expenses (Note 2):
Investment management fee	553
Service fee	145
Accounting services fee	41
Audit fees	8
Custodian fees	7
Legal fees	4
Shareholder servicing	2
Other	11

Total expenses	771

Net investment loss	(617)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	7,714
Unrealized depreciation in value of investments during the period	(886)

Net gain on investments	6,828

Net increase in net assets resulting from operations	$6,211

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MICRO CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(617)	$(511)
Realized net gain on investments	7,714	5,678
Unrealized appreciation (depreciation)	(886)	3,668

Net increase in net assets resulting from operations	6,211	8,835

Dividends to shareholders from (Note 1E): (1)
Net investment income	(–)	(–)
Realized gains on investment transactions	(–)	(–)

	(–)	(–)

Capital share transactions (2)	1,369	2,366

Total increase	7,580	11,201
NET ASSETS
Beginning of period	52,546	41,345

End of period	$60,126	$52,546

Undistributed net investment loss	$(1)	$(1)

(1)See "Financial Highlights" on page 206.

(2) Shares issued from sale of shares	663	668
Shares issued from reinvestment of dividend and/or capital gains distribution	–	–
Shares redeemed	(607)	(524)

Increase in outstanding capital shares	56	144

Value issued from sale of shares	$12,683	$10,478
Value issued from reinvestment of dividend and/or capital gains distribution	–	–
Value redeemed	(11,314)	(8,112)

Increase in outstanding capital	$1,369	$2,366

See Notes to Financial Statements.

Financial Highlights
      MICRO CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005		2004		2003		2002

Net asset value, beginning of period	$17.8866		$14.7992		$13.4476		$8.7000	$15.5000

Income (loss) from investment operations:
Net investment loss	(0.2064)		(0.1737)		(0.1794)	(0.1178)		(0.1000)
Net realized and unrealized gain (loss) on investments	2.3994		3.2611		1.5310		4.8654	(6.7000)

Total from investment operations	2.1930		3.0874		1.3516		4.7476	(6.8000)

Less distributions from:
Net investment income	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)
Capital gains	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Total distributions	(0.0000)		(0.0000)		(0.0000)		(0.0000)	(0.0000)

Net asset value, end of period	$20.0796		$17.8866		$14.7992		$13.4476	$8.7000

Total return	12.26%		20.87%		10.05%		54.41%	-43.64%
Net assets, end of period (in millions)	$60		$53		$41		$41	$25
Ratio of expenses to average net assets including expense waiver	1.32%		1.35%		1.35%		1.37%	1.34%
Ratio of net investment loss to average net assets including expense waiver	-1.06%		-1.15%		-1.26%		-1.17%	-1.10%
Ratio of expenses to average net assets excluding expense waiver	1.32	%(1)	1.35	%(1)	1.35	%(1)	1.51%	1.45%
Ratio of net investment loss to average net assets excluding expense waiver	-1.06	%(1)	-1.15	%(1)	-1.26	%(1)	-1.31%	-1.21%
Portfolio turnover rate	60%		54%		65%		74%	68%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Mid Cap Growth Portfolio
      December 31, 2006

Below, Kimberly A. Scott, CFA, portfolio manager of the W&R Target Funds, Inc. - Mid Cap Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. She has managed the Portfolio for one year and has 19 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio returned 8.56 percent for the 12 months ended ending Dec. 31, 2006, less than its benchmark. The Russell Mid-Cap Growth Index (generally reflecting the performance of securities that represent the mid cap sector of the stock market) increased 10.67 percent for the same period. The Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 8.60 percent for the period.

Consumer, materials stocks lagged

Performance detractors this year included the consumer discretionary sector, where our stock selection was a liability. We also lagged in the materials sector, where we were underweight a sector that outperformed. Our consumer staples holdings were weak, also lending to underperformance in that sector. Finally, our lack of exposure to either of the strongly performing telecommunications services or utilities sectors created a drag on our results.

We did have some positive contributors to our results. We were overweight the health care and financial services sectors in 2006, and this helped. Our stock selection in these sectors also proved to be solid, with many companies providing attractive returns. We were underweight the energy sector for the year, and this also positively impacted performance in a group that underperformed the market. Our performance for that group also was enhanced by strong stock picks. Our stock selection in the information technology sector, where we had many companies making strong gains, also benefited the Portfolio.

A rollercoaster year

Overall, annual gains for mid-cap growth stocks came with a rollercoaster ride that started the year with a nice uptrend as investors began to anticipate a possible end to the Federal Reserve's tightening cycle. These gains were short lived, however, as the market sold off sharply into July as rising commodity prices stoked fears of overheating economies and global inflation, forces that might have had the Federal Reserve revisiting interest rate policy in order to combat them. Many of these commodity prices peaked in mid-summer, however, and with them, fears of inflation.

Elsewhere, profit growth continued to be strong for mid-cap growth companies, providing a nice platform for stock price appreciation. Consequently, mid-cap growth stocks finished the year on a strong note. Most sectors of the Russell Mid-Cap Growth Index posted gains, with telecommunications services, materials, utilities, financial services, industrials and consumer staples turning in the strongest returns. The energy sector was the only mid-cap growth group to post a loss for the year.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Allergan, Inc.	Decreased
Apple Computer, Inc.	Decreased
C. R. Bard, Inc.	Increased
Chicago Mercantile Exchange Holdings Inc.	Decreased
Henry Schein, Inc.	Decreased
Meredith Corporation	New to Top 10
Network Appliance	New to Top 10
Northern Trust Corporation	New to Top 10
Paychex, Inc.	Decreased
Synovus Financial Corp.	Increased

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were eBay Inc., Fastenal Company and Gilead Sciences, Inc. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Areas of emphasis for the Portfolio last year relative to the Russell Mid-Cap Growth Index included health care, financial services, information technology and, to a lesser extent, consumer staples. We anticipate remaining overweight the health care, financial services and information technology sectors, and we are even likely to increase our overweight in information technology stocks, in particular. We are also very interested in increasing our exposure to the consumer discretionary sector, where we are considering a number of very interesting stocks that we believe have solid long-term growth profiles. Meanwhile, we are underweight the energy sector, and are likely to remain so. Energy was strong in the fourth quarter of last year, as many investors began to make the seasonal trade into energy companies. However, another warm winter in some U.S. cities is dampening demand for natural gas and heating oil. Further, it is our position that we are likely to see a cyclical lull in the prospects for energy-related companies as both a commodity supply response to the higher prices of the past few years and a deceleration in demand growth from slowing economies around the world put pressure on oil and gas prices as well as corporate earnings.

Our outlook

We are generally constructive on the equity markets over the next six to 12 months. We believe the domestic economy has transitioned to a slower pace of growth in response to a multi-year dose of rising interest rates and energy prices. We expect global economies to slow as well over the course of the next 12 to 18 months, but, in our opinion, the pace of growth globally likely will remain higher than in the U.S., helping to sustain domestic economic growth at a moderate pace. The moderating energy prices of the past few months, continued modest job growth and a neutral, if not more accommodating, Federal Reserve later in the year, would be good for consumer and corporate spending as well as general economic growth. We believe that these are all factors than can support stock prices.

However, we continue to expect a deceleration in the rate of earnings growth at U.S. companies and a peak in profitability, both factors that could weigh on stock prices. We are also concerned about the level of merger-and-acquisition activity in the U.S. market and prices paid in many of the recent deals, as we are suspicious that the desire to invest readily available capital is overshadowing the economic value of some of the assets being acquired. This factor could drive investor sentiment and the markets to fundamentally unsustainable levels in our opinion, and should be closely monitored.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Mid Cap Growth Portfolio (1)	$13,169
Russell Mid-Cap Growth Index (2)	$13,223
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (2)	$12,969

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

		W&R TARGET MID CAP GROWTH PORTFOLIO	RUSSELL MID-CAP GROWTH INDEX	LIPPER VARIABLE ANNUITY MID-CAP GROWTH FUNDS UNIVERSE AVERAGE

Inception 4/28/05		10,000	10,000	10,000
JUN	2005	10,827	10,839	10,825
SEP	2005	11,566	11,549	11,546
DEC	2005	12,131	11,948	11,942
DEC	2006	13,169	13,223	12,969

Average Annual Total Return (3)

1-year period ended 12-31-06	8.56%
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	17.84%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MID CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Mid Cap Growth Portfolio had net assets totaling $37,342,880 invested in a diversified portfolio of:

82.92%	Domestic Common Stocks
13.88%	Cash and Cash Equivalents
3.20%	Foreign Common Stocks

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Health Care Stocks	$21.79
Cash and Cash Equivalents	$13.88
Technology Stocks	$12.99
Business Equipment and Services Stocks	$12.71
Financial Services Stocks	$12.01
Retail Stocks	$6.52
Capital Goods Stocks	$5.58
Miscellaneous Stocks	$4.90
Energy Stocks	$3.83
Consumer Services Stocks	$3.12
Consumer Nondurables Stocks	$2.67

The Investments of Mid Cap Growth Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Banks - 5.40%
Northern Trust Corporation	16,600	$1,006,956
Synovus Financial Corp.	32,700	1,008,141
		2,015,097
Beverages - 1.27%
Brown-Forman Corporation, Class B	7,150	473,616

Business Equipment and Services - 6.79%
Cintas Corporation	13,500	536,085
Euronet Worldwide, Inc.*	4,750	140,909
Lamar Advertising Company, Class A*	12,100	790,917
Republic Services, Inc., Class A	8,500	345,695
Stericycle, Inc.*	9,550	721,598
		2,535,204
Capital Equipment - 1.95%
IDEX Corporation	15,350	727,743

Chemicals - Specialty - 1.19%
Air Products and Chemicals, Inc.	6,300	442,764

Computers - Micro - 4.21%
Apple Computer, Inc.*	12,350	1,047,156
Sun Microsystems, Inc.*	96,900	524,714
		1,571,870
Computers - Peripherals - 0.57%
Electronic Arts Inc.*	4,250	213,966

Consumer Electronics - 1.08%
Research In Motion Limited (A)*	3,150	402,743

Electrical Equipment - 1.38%
Molex Incorporated, Class A	18,600	515,313

Electronic Components - 6.84%
Broadcom Corporation, Class A*	24,225	782,467
Linear Technology Corporation	9,500	288,182
Microchip Technology Incorporated	18,500	604,673
Network Appliance, Inc.*	22,400	879,872
		2,555,194
Electronic Instruments - 1.37%
Lam Research Corporation*	10,100	511,313

Farm Machinery - 0.90%
AGCO Corporation*	10,900	337,246

Food and Related - 1.40%
Hershey Foods Corporation	10,500	522,900

Health Care - Drugs - 4.99%
Allergan, Inc.	10,400	1,245,296
Gilead Sciences, Inc.*	9,550	619,747
		1,865,043
Health Care - General - 9.61%
Biomet, Inc.	16,775	691,801
DENTSPLY International Inc.	17,150	512,185
Gen-Probe Incorporated*	7,500	392,550
Henry Schein, Inc.*	16,600	812,570
Hologic, Inc.*	7,650	361,386
Kyphon Inc.*	8,550	345,335
Zimmer Holdings, Inc.*	6,050	474,199
		3,590,026
Hospital Supply and Management - 7.19%
C. R. Bard, Inc.	13,075	1,084,833
Cytyc Corporation*	21,100	596,919
Express Scripts, Inc.*	3,400	243,542
Laboratory Corporation of America Holdings*	10,350	760,414
		2,685,708
Insurance - Property and Casualty - 2.01%
AXIS Capital Holdings Limited	13,700	457,169
Everest Re Group, Ltd.	3,000	294,330
		751,499
Metal Fabrication - 1.35%
Fastenal Company	14,050	503,903

Motor Vehicles - 1.05%
Harley-Davidson, Inc.	5,550	391,108

Multiple Industry - 0.11%
Teekay Offshore Partners L.P.*	1,520	40,067

Petroleum - Domestic - 1.08%
XTO Energy Inc.	8,550	402,278

Petroleum - International - 1.25%
Noble Energy, Inc.	9,500	466,165

Petroleum - Services - 1.50%
BJ Services Company	5,900	172,988
Complete Production Services, Inc.*	8,200	173,840
Smith International, Inc.	5,200	213,564
		560,392
Publishing - 3.12%
Getty Images, Inc.*	8,550	366,111
Meredith Corporation	14,200	800,170
		1,166,281
Restaurants - 2.53%
P.F. Chang's China Bistro, Inc.*	13,900	533,273
YUM! Brands, Inc.	7,000	411,600
		944,873
Retail - Food Stores - 0.79%
Longs Drug Stores Corporation	6,950	294,541

Retail - General Merchandise - 1.02%
Nordstrom, Inc.	7,750	382,385

Retail - Specialty Stores - 2.18%
Chico's FAS, Inc.*	13,550	280,349
Coldwater Creek Inc.*	7,050	172,796
Gap, Inc. (The)	18,550	361,725
		814,870
Security and Commodity Brokers - 4.60%
Chicago Mercantile Exchange Holdings Inc.	1,690	861,478
Legg Mason, Inc.	3,200	304,160
TD Ameritrade Holding Corporation	34,100	551,056
		1,716,694
Timesharing and Software - 5.92%
aQuantive, Inc.*	3,900	96,135
eBay Inc.*	15,850	476,055
Global Payments Inc.	15,400	713,020
Paychex, Inc.	23,400	924,651
		2,209,861
Trucking and Shipping - 1.47%
C.H. Robinson Worldwide, Inc.	13,450	550,172

TOTAL COMMON STOCKS - 86.12%		$32,160,835

(Cost: $29,192,901)

SHORT-TERM SECURITIES - 13.33%	Principal Amount in Thousands

Repurchase Agreement
J.P. Morgan Securities Inc., 4.7% Repurchase Agreement dated 12-29-06 to be repurchased at $4,980,249 on 1-3-07,
4.7%, 1-3-07 (B)	$4,977	$4,977,000
(Cost: $4,977,000)

TOTAL INVESTMENT SECURITIES - 99.45%		$37,137,835

(Cost: $34,169,901)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.55%		205,045

NET ASSETS - 100.00%		$37,342,880

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
(A)Security serves as cover for the following written call option outstanding at December 31, 2006. (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Research In Motion Limited	2	January/165	$334	$10

(B)Collateralized by $3,994,000 United States Treasury Bond, 7.125% due 2-15-23; market value and accrued interest aggregate $5,082,116.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      MID CAP GROWTH PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (Notes 1 and 3):
Securities (cost - $29,193)	$32,161
Repurchase agreement (cost - $4,977)	4,977

	37,138
Cash	1
Receivables:
Portfolio shares sold	131
Investment securities sold	60
Dividends and interest	29

Total assets	37,359

LIABILITIES
Payable for investment securities purchased	4
Accrued management fee (Note 2)	3
Accrued accounting services fee (Note 2)	2
Accrued service fee (Note 2)	1
Payable to Portfolio shareholders	1
Accrued shareholder servicing (Note 2)	–	*
Outstanding written options - at value (premium received - $-*) (Note 5)	–	*
Other	5

Total liabilities	16

Total net assets	$37,343

NET ASSETS
$0.001 par value capital stock:
Capital stock	$6
Additional paid-in capital	34,461
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	3
Accumulated undistributed net realized loss on investment transactions	(95)
Net unrealized appreciation in value of investments	2,968

Net assets applicable to outstanding units of capital	$37,343

Net asset value, redemption and offering price per share	$6.5601

Capital shares outstanding	5,692
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MID CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$235
Interest and amortization	127

Total income	362

Expenses (Note 2):
Investment management fee	219
Service fee	64
Accounting services fee	20
Custodian fees	13
Audit fees	7
Legal fees	4
Shareholder servicing	1
Other	5

Total	333
Less waiver of investment management fee (Notes 2 and 9)	(86)

Total expenses	247

Net investment income	115

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(86)
Realized net gain on written options	6

Realized net loss on investments	(80)

Unrealized appreciation in value of securities during the period	2,058
Unrealized depreciation in value of written options during the period	(2)

Unrealized appreciation in value of investments during the period	2,056

Net gain on investments	1,976

Net increase in net assets resulting from operations	$2,091

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MID CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,	For the period from 4-28-05(1) through
	2006	12-31-05

INCREASE IN NET ASSETS
Operations:
Net investment income	$115	$14
Realized net loss on investments	(80)	(5)
Unrealized appreciation	2,056	912

Net increase in net assets resulting from operations	2,091	921

Distributions to shareholders from (Note 1E): (2)
Net investment income	(126)	(–)
Realized gains on investment transactions	(10)	(–)

	(136)	(–)

Capital share transactions (3)	22,255	12,212

Total increase	24,210	13,133
NET ASSETS
Beginning of period	13,133	–

End of period	$37,343	$13,133

Undistributed net investment income	$3	$14

(1)Commencement of operations.
(2)See "Financial Highlights" on page 219.

(3)Shares issued from sale of shares	3,743	2,194
Shares issued from reinvestment of dividend and/or capital gains distribution	21	–
Shares redeemed	(237)	(29)

Increase in outstanding capital shares	3,527	2,165

Value issued from sale of shares	$23,600	$12,381
Value issued from reinvestment of dividend and/or capital gains distribution	136	–
Value redeemed	(1,481)	(169)

Increase in outstanding capital	$22,255	$12,212

See Notes to Financial Statements.

Financial Highlights
      MID CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended 12-31-06	For the period from 4-28-05(1) through 12-31-05

Net asset value, beginning of period	$6.0653	$5.0000

Income from investment operations:
Net investment income	0.0164	0.0064
Net realized and unrealized gain on investments	0.5025	1.0589

Total from investment operations	0.5189	1.0653

Less distributions from:
Net investment income	(0.0223)	(0.0000)
Capital gains	(0.0018)	(0.0000)

Total distributions	(0.0241)	(0.0000)

Net asset value, end of period	$6.5601	$6.0653

Total return	8.56%	21.31%
Net assets, end of period (in millions)	$37	$13
Ratio of expenses to average net assets including expense waiver	0.97%	0.69	%(2)
Ratio of net investment income to average net assets including expense waiver	0.45%	0.33	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.31%	1.54	%(2)
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.11%	-0.51	%(2)
Portfolio turnover rate	23%	11%

(1)Commencement of operations.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Money Market Portfolio
      December 31, 2006

Below, Mira Stevovich, CFA, portfolio manager of the W&R Target Funds, Inc. - Money Market Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year ended Dec. 31, 2006. She has managed the Portfolio for eight years and has 19 years of industry experience.

MATURITY
SHORT	MEDIUM	LONG
X			HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

The Portfolio was competitive with peer group money market funds over the fiscal year. Its yield has increased gradually due to increases in the federal funds rate, which has translated into higher-yielding market rates of interest. The fiscal year started with the federal funds rate at 4.25 percent. The Federal Reserve continued to remove excess liquidity from the financial system through June 2006, a process it began in June 2004. Currently the federal funds rate stands at 5.25 percent.

Fed pauses, economy cools

The increase in short-term interest rates positively affected the overall performance of the Portfolio. Throughout the first half of the fiscal year, market sentiment anticipated increasing rates of interest, which provided the opportunity to invest in securities with higher yields. However, in the latter half of the year, the economic winds began to shift to a belief that the economy was cooling down. This sentiment was reinforced when the Federal Reserve Board chose to leave the federal funds rate unchanged at its September meeting, the first break in the steadily increasing funds rate since June 2004. As a result, money market rates have fluctuated depending upon economic data, and the resulting market interpretation of the next Federal Reserve interest rate move.

Credit quality continued to play a role in the management and Portfolio performance. We are always vigilant in our review of the companies and securities in which we invest. We continue to select investments that we believe to be of the highest credit quality, based on our strict credit risk constraints. However, these securities do not always pay the highest rates of interest, meaning that the overall yield can be held down somewhat by the higher quality bias.

A large number of investors remained in short maturities within the short-term market due to the anticipation of steadily increasing short-term rates. This kept rates of interest on these shortest investments at depressed levels. In addition, as confusion surrounded the market regarding the top level of the federal funds rate, interest rates of longer term securities fluctuated, depending upon the economic statistics being released. Therefore, this uncertainty made it difficult to time any lengthening in the Portfolio's average maturity.

Portfolio Characteristics 12-31-06

Average maturity	61 days

Average maturity lengthened

As always, we carefully select securities that we feel are of the highest credit quality. This approach ultimately affects yield, because high quality securities are issued at premium rates of interest (lower-yielding securities).

To help compensate for this, we have purchased some longer-dated (higher-yielding) high-quality securities. Certain types of securities, such as taxable municipal securities and asset-backed commercial paper, have also been purchased, because of their attractive rates of interest. In the increasing interest rate environment in which we were through part of the fiscal year, floating rate taxable municipal securities were an excellent investment vehicle in which to invest. The more frequent the rate change of the floating rate security, the quicker the interest rate increases are captured in the portfolio. This helped our yield increase more quickly following interest rate increases.

Our outlook

We have emphasized investments of the highest credit quality this past year from all industries and sectors, and we intend to continue to do so going forward. We have used floating rate securities this year, and we intend to do so this next fiscal year. We have continued to add asset-backed commercial paper investments to the portfolio, as they provide higher yields, while also providing high credit quality, and we intend to do so in the future, as opportunities present themselves. Going forward, we will include U.S. Treasury and government agency securities, when we feel that they look attractive on a relative basis.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

SHAREHOLDER SUMMARY OF MONEY MARKET PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Money Market Portfolio had net assets totaling $70,032,146.

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Corporate Obligations - Commercial Paper	$29.99
Corporate Obligations - Notes	$24.56
Municipal Obligations - Taxable	$18.52
Corporate Obligations - Commercial Paper (backed by irrevocable bank letter of credit)	$13.45
Corporate Obligations - Certificates of Deposit	$7.46
United States Government Agency Obligations	$5.35
Cash and Other Assets, Net of Liabilities	$0.67

The Investments of Money Market Portfolio
December 31, 2006
CORPORATE OBLIGATIONS	Principal Amount in Thousands	Value

Certificates of Deposit - 7.46%
Banks
Barclays Bank PLC, New York Branch,
5.2%, 4-3-07	$925	$925,000
Citibank, N.A.:
5.315%, 2-2-07	1,500	1,500,000
5.315%, 2-27-07	1,000	1,000,000
5.29%, 3-7-07	800	800,000
Wells Fargo Bank, N.A.,
5.55%, 8-8-07	1,000	1,000,000
		5,225,000
Commercial Paper
Banks - 4.63%
Bank of America Corporation,
5.26%, 2-1-07	724	720,721
Barclays U.S. Funding Corp.:
5.25%, 2-7-07	1,000	994,604
5.25%, 2-15-07	1,540	1,529,894
		3,245,219
Finance Companies - 10.31%
Ciesco, LLC:
5.26%, 1-26-07	1,080	1,076,055
5.24%, 2-6-07	1,500	1,492,140
Kitty Hawk Funding Corp.:
5.38%, 1-16-07	250	249,440
5.33%, 1-18-07	500	498,742
5.24%, 1-29-07	700	697,147
Three Pillars Funding LLC:
5.28%, 1-2-07	842	841,876
5.38%, 1-2-07	1,115	1,114,833
5.31%, 1-16-07	1,000	997,788
5.37%, 1-16-07	255	254,429
		7,222,450
Food and Related - 6.23%
Archer Daniels Midland Company,
5.29%, 2-13-07	1,200	1,192,418
McCormick & Co. Inc.:
5.1%, 5-31-07	1,400	1,370,250
5.11%, 5-31-07	750	734,031
5.0%, 8-31-07	1,100	1,063,028
		4,359,727
Mining - 2.49%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited):
5.3%, 1-16-07	750	748,344
5.33%, 1-25-07	1,000	996,447
		1,744,791
Multiple Industry - 1.71%
General Electric Capital Corporation:
5.0%, 2-15-07	500	500,035
5.0%, 6-15-07	700	698,608
		1,198,643
Security and Commodity Brokers - 2.41%
UBS Finance Delaware LLC (UBS AG),
5.235%, 3-8-07	1,700	1,683,684

Trucking and Shipping - 1.39%
United Parcel Service Inc.,
5.06%, 7-31-07	1,000	970,343

Utilities - Telephone - 0.82%
AT&T Inc.:
5.29%, 1-9-07	250	249,706
5.34%, 1-22-07	327	325,981
		575,687

Total Commercial Paper - 29.99%		21,000,544

Commercial Paper (backed by irrevocable bank letter of credit)
Finance Companies - 7.68%
NATC California LLC (Suntrust Bank),
5.26%, 1-11-07	2,500	2,496,347
Vehicle Services of America Ltd. (Bank of America, N.A.),
5.27%, 2-14-07	2,900	2,881,321
		5,377,668
Food and Related - 4.71%
COFCO Capital Corp. (Rabobank Nederland):
5.27%, 1-9-07	1,300	1,298,477
5.28%, 1-11-07	1,500	1,497,800
5.28%, 1-16-07	500	498,900
		3,295,177
Multiple Industry - 1.06%
Louis Dreyfus Corporation (Barclays Bank PLC, New York Branch),
5.29%, 2-15-07	750	745,041

Total Commercial Paper (backed by irrevocable bank letter of credit) - 13.45%		9,417,886

Notes
Banks - 4.96%
Rabobank Nederland,
5.07%, 1-18-07	500	500,000
U.S. Bancorp,
5.1%, 7-15-07	975	973,371
Wells Fargo & Company:
5.4%, 1-3-07	1,500	1,500,000
5.36%, 1-16-07	500	500,000
		3,473,371
Business Equipment and Services - 1.63%
Playworld Systems Incorporated, Taxable Variable Rate Demand/Fixed Rate Revenue Bonds, Series A of 1998 (Wachovia Bank, N.A.),
5.45%, 1-3-07	1,145	1,145,000

Computers - Main and Mini - 1.78%
International Business Machines Corporation,
5.36%, 1-8-07	1,250	1,250,000

Cosmetics and Toiletries - 0.71%
Kimberly-Clark Corporation,
5.263%, 12-19-07	500	500,000

Finance Companies - 0.21%
Lowell Family, LLC, Variable Rate Taxable Demand Bonds (LaSalle Bank National Association),
5.39%, 1-4-07	145	145,000

Furniture and Furnishings - 0.34%
Capo & Sons Corporation, Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
5.5%, 1-4-07	235	235,000

Health Care - Drugs - 1.56%
Eli Lilly and Company,
5.33938%, 1-2-07	350	350,000
GlaxoSmithKline Capital plc,
2.375%, 4-16-07	750	743,535
		1,093,535
Hospital Supply and Management - 0.54%
Meriter Management Services, Inc., Taxable Variable Rate Demand Notes, Series 1996 (U.S. Bank Milwaukee, N.A.),
5.4%, 1-3-07	375	375,000

Household - General Products - 1.46%
Watts Brothers Frozen Foods, L.L.C., Variable Rate Demand Taxable Revenue Bonds, 1997 (U.S. Bank of Washington, National Association),
5.4%, 1-4-07	1,019	1,019,000

Leisure Time Industry - 1.81%
Ansley Golf Club, Inc., Incremental Taxable Variable Rate Demand Bonds, Series 1998 (Wachovia Bank, N.A.),
5.5%, 1-4-07	1,270	1,270,000

Multiple Industry - 2.15%
3M Company,
5.656%, 12-12-07	1,500	1,507,054

Non-Residential Construction - 0.61%
Healthcare Property Group, LLC, Taxable Variable Rate Bonds, Series 2005 (SunTrust Bank),
5.4%, 1-3-07	425	425,000

Real Estate Investment Trust - 2.03%
Arden Realty Limited Partnership,
7.0%, 11-15-07	1,400	1,420,509

Retail - General Merchandise - 2.86%
Wal-Mart Stores, Inc.,
5.877%, 6-1-07	2,000	2,002,616

Trucking and Shipping - 1.91%
Volpe Family Partnership, L.P., Taxable Variable Rate Demand Revenue Bonds, Series of 2001 (Wachovia Bank, N.A.),
5.4%, 1-4-07	1,340	1,340,000

Total Notes - 24.56%		17,201,085

TOTAL CORPORATE OBLIGATIONS - 75.46%		$52,844,515

(Cost: $52,844,515)

MUNICIPAL OBLIGATIONS - TAXABLE

Arkansas - 1.39%
City of Little Rock, Arkansas, Taxable Variable Rate Demand Revenue Bonds (Ringwood Containers, L.P. Project), Series 2006A (SunTrust Bank),
5.4%, 1-3-07	975	975,000

California - 10.17%
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds, Air Products Manufacturing Corporation, Taxable Series 1997A,
5.31%, 1-3-07	3,200	3,200,000
California Pollution Control Financing Authority, Environmental Improvement Revenue Bonds (Atlantic Richfield Company Project), Series 1997 (Taxable), (BP p.l.c.),
5.3%, 2-6-07	2,000	2,000,000
County of Sacramento, Taxable Pension Funding Bonds, Series 1995B (Bayerische Landesbank Girozentrale, New York Branch),
5.38%, 1-3-07	1,925	1,925,000
		7,125,000
Georgia - 3.15%
Municipal Electric Authority of Georgia, General Resolution Projects Bond Anticipation Notes, Series B Taxable (Bayerische Landesbank, Wachovia Bank, and WestLB AG):
5.38%, 2-12-07	1,852	1,852,000
5.38%, 2-6-07	350	350,000
		2,202,000
Indiana - 0.57%
City of Hobart, Indiana, Taxable Variable Rate Demand, Economic Development Revenue Bonds (Albanese Confectionery Group, Inc. Project), Series 2006B (Harris N.A.),
5.37%, 1-4-07	400	400,000

Iowa - 0.43%
Iowa Finance Authority, Taxable Variable Rate Demand Health Facilities Revenue Bonds (St. Luke's Health Foundation of Sioux City, Iowa Project), Series 2006 (General Electric Capital Corporation),
5.35%, 1-4-07	300	300,000

New York - 1.07%
The City of New York, General Obligation Bonds (WestLB AG),
5.38%, 2-12-07	750	750,000

Washington - 1.74%
Washington State Housing Finance Commission, Taxable Variable Rate Demand, Multifamily Revenue Bonds:
Olympic Place Apartments Project, Series 2003B,
5.37%, 1-4-07	675	675,000
Mill Pointe Apartments Project, Series 1999B (U. S. Bank, National Association),
5.35%, 1-3-07	545	545,000
		1,220,000

TOTAL MUNICIPAL OBLIGATIONS - TAXABLE - 18.52%		$12,972,000

(Cost: $12,972,000)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Federal Home Loan Bank:
3.75%, 1-16-07	750	749,654
5.0%, 3-2-07	600	600,000
5.4%, 9-12-07	1,200	1,200,000
5.35%, 12-28-07	500	500,000
Federal Home Loan Mortgage Corporation,
4.8%, 2-23-07	400	400,000
Overseas Private Investment Corporation,
5.3%, 1-3-07	297	297,000

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 5.35%		$3,746,654

(Cost: $3,746,654)

TOTAL INVESTMENT SECURITIES - 99.33%		$69,563,169

(Cost: $69,563,169)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.67%		468,977

NET ASSETS - 100.00%		$70,032,146

Notes to Schedule of Investments
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

Statement of Assets and Liabilities
      MONEY MARKET PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $69,563) (Note 1)	$69,563
Cash	33
Receivables:
Interest	378
Portfolio shares sold	181
Prepaid and other assets	1

Total assets	70,156

LIABILITIES
Payable to Portfolio shareholders	88
Dividends payable	17
Accrued accounting services fee (Note 2)	4
Accrued management fee (Note 2)	2
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	–	*
Other	12

Total liabilities	124

Total net assets	$70,032

NET ASSETS
$0.001 par value capital stock:
Capital stock	$70
Additional paid-in capital	69,962

Net assets applicable to outstanding units of capital	$70,032

Net asset value, redemption and offering price per share	$1.0000

Capital shares outstanding	70,032
Capital shares authorized	110,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MONEY MARKET PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$3,045

Expenses (Note 2):
Investment management fee	241
Service fee	151
Accounting services fee	39
Custodian fees	7
Audit fees	6
Shareholder servicing	2
Legal fees	1
Other	16

Total expenses	463

Net investment income	2,582

Net increase in net assets resulting from operations	$2,582

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MONEY MARKET PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,582	$1,254

Net increase in net assets resulting from operations	2,582	1,254

Dividends to shareholders from net investment income (Note 1E) (1)	(2,582)	(1,254)

Capital share transactions (2)	17,991	(2,776)

Total increase (decrease)	17,991	(2,776)
NET ASSETS
Beginning of period	52,041	54,817

End of period	$70,032	$52,041

Undistributed net investment income	$–	$–

(1)See "Financial Highlights" on page 233.

(2) Shares issued from sale of shares	55,159	32,364
Shares issued from reinvestment of dividends	2,582	1,254
Shares redeemed	(39,750)	(36,394)

Increase (decrease) in outstanding capital shares	17,991	(2,776)

Value issued from sale of shares	$55,159	$32,364
Value issued from reinvestment of dividends	2,582	1,254
Value redeemed	(39,750)	(36,394)

Increase (decrease) in outstanding capital	$17,991	$(2,776)

See Notes to Financial Statements.

Financial Highlights
      MONEY MARKET PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Net investment income	0.0424	0.0247	0.0070	0.0051	0.0113
Less dividends declared	(0.0424)	(0.0247)	(0.0070)	(0.0051)	(0.0113)

Net asset value, end of period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000

Total return	4.32%	2.50%	0.70%	0.52%	1.12%
Net assets, end of period (in millions)	$70	$52	$55	$64	$103
Ratio of expenses to average net assets	0.77%	0.79%	0.76%	0.75%	0.75%
Ratio of net investment income to average net assets	4.29%	2.46%	0.69%	0.53%	1.13%

See Notes to Financial Statements.

Managers' Discussion of
Mortgage Securities Portfolio
      December 31, 2006

W&R Target Funds, Inc. - Mortgage Securities Portfolio is subadvised by Advantus Capital Management, Inc.

Below, Christopher R. Sebald, CFA, and David W. Land, CFA, portfolio managers of the W&R Target Funds, Inc. - Mortgage Securities Portfolio, discuss the Portfolio's positioning, performance and results for the fiscal year. They have each managed the Portfolio for two years. Mr. Sebald has 18 years of industry experience and Mr. Land has 16 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio increased 4.77 percent, less than its benchmark index and more than the average of its peer group for the 12 months ended Dec. 31, 2006. In comparison, the Lehman Brothers Mortgage-Backed Securities Index (reflecting the performance of securities that generally represent the mortgage-backed securities market) increased 5.22 percent, while the Lipper Variable Annuity U.S. Mortgage Funds Universe Average (reflecting the performance of the universe of funds with similar investment objectives), increased 4.45 percent.

MATURITY
SHORT	INTER- MEDIATE	LONG
	X		HIGH	CREDIT QUALITY
MEDIUM
LOW

This diagram shows the Portfolio's fixed-income investment style by displaying the average credit quality of the bonds owned and the Portfolio's interest rate sensitivity, as measured by average maturity. Shaded areas show the past three years of quarterly data. Source: Morningstar

Interest rates have an impact

Non-Treasury sectors outperformed Treasuries during the fiscal year. Mortgage pass-throughs performed especially well because interest-rate volatility dropped throughout the year. While our exposure to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) was beneficial, they did not contribute as much as we had hoped.

Portfolio Characteristics As of 12-31-06

Average maturity	5.81 years
Effective duration	3.44 years
Weighted average bond rating	AAA

Meanwhile, interest rate volatility had an impact on the market in 2006. While all rates increased during the year, short-term rates rose more, resulting in an inverted yield curve. Despite the increase, rates actually moved very little during the year, providing us fewer opportunities to enhance performance through duration positioning. Notably, the housing market slowed substantially in 2006, causing many investors to position themselves for an economic slowdown late in the year and into 2007.

We took a more positive view on housing and the economy than others. We continue to overweight ABS and CMBS. Over time, we believe the yield and/or convexity advantages these sectors offer are compelling.

Our outlook

We still have a positive outlook toward the non-agency mortgage (collateralized mortgage obligation) and CMBS sectors. We believe that the market looks to be priced for interest rate cuts by mid-year. We are of the opinion that long-term interest rates will rise or, at the very least, rate reductions by the Fed likely will occur later than the market expects. As a consequence, we are moving to more of a barbell strategy, with heavier allocations to securities with short and long maturities, while avoiding the middle of the yield curve. Also, lower-rated "mid-credit" mortgage securities have come under pressure. We have started to focus more attention on investing in these securities; although we have not yet moved into that market, we are poised to do so when the opportunity presents itself.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. The risks incurred by mortgage securities include, but are not limited to, reinvestment of pre-paid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed. Fixed-income securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Mortgage Securities Portfolio (1)	$11,218
Lehman Brothers Mortgage-Backed Securities Index (2)	$11,318
Lipper Variable Annuity U.S. Mortgage Funds Universe Average (2)	$11,099

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

		W&R TARGET MORTGAGE SECURITIES PORTFOLIO	LEHMAN BROTHERS MORTGAGE- BACKED SECURITIES INDEX	LIPPER VARIABLE ANNUITY U.S. MORTGAGE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
DEC	2004	10,497	10,482	10,414
DEC	2005	10,707	10,756	10,626
DEC	2006	11,218	11,318	11,099

Average Annual Total Return (3)

1-year period ended 12-31-06	4.77%
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	4.52%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF MORTGAGE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Mortgage Securities Portfolio had net assets totaling $29,563,286 invested in a diversified portfolio of:

47.71%	Corporate Mortgage-Related Debt Securities
47.27%	United States Government Agency Obligations
5.02%	Cash and Cash Equivalents

On December 31, 2006, the breakdown of bonds (by ratings) held by the Portfolio was as follows:

AAA	67.43%
AA	7.97%
A	4.56%
BBB	8.02%
BB	3.04%
Not Rated	3.96%
Cash and Cash Equivalents	5.02%

Ratings reflected in the wheel above are taken from the following sources in order of preference: Standard & Poor's and Moody's.

The Investments of Mortgage Securities Portfolio
December 31, 2006
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Finance Companies
ABFS Mortgage Loan Trust 2001-2,
6.99%, 12-25-31	$283	$288,016
ABFS Mortgage Loan Trust 2002-4,
7.423%, 12-15-33	170	170,334
ABN AMRO Mortgage Corporation, Series 2003-2,
5.33023%, 3-25-18	103	97,630
Alternative Loan Trust 2006-J5,
6.5%, 9-25-36	280	283,960
Banc of America Alternative Loan Trust 2004-11,
6.0%, 12-25-34	322	320,029
Banc of America Alternative Loan Trust 2005-6,
6.0%, 7-25-35	351	348,373
Banc of America Alternative Loan Trust 2005-8:
5.57384%, 9-25-35	214	208,082
5.57384%, 9-25-35	44	42,001
Banc of America Alternative Loan Trust 2005-10,
5.66838%, 11-25-35	123	111,892
Banc of America Alternative Loan Trust 2005-12,
5.8068%, 1-25-36	172	166,401
Banc of America Alternative Loan Trust 2006-4:
6.22492%, 5-25-36	64	63,993
6.22492%, 5-25-36	84	79,365
Banc of America Alternative Loan Trust 2006-6,
6.0%, 6-25-46	385	382,875
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates:
Series 2002-2,
6.2%, 7-11-43 (A)	140	144,013
Series 2003-1,
4.9%, 9-11-36 (A)	450	431,379
Series 2004-6,
5.104%, 12-10-42 (A)	100	97,361
Banc of America Funding 2004-2 Trust,
6.5%, 7-20-32	143	144,843
Banc of America Funding Corporation,
5.00842%, 9-20-34	105	102,301
Banc of America Mortgage 2005-J Trust,
5.09259%, 11-25-35	292	289,569
Banc of America Mortgage Trust 2004-3,
4.875%, 4-25-19	86	83,402
Banc of America Mortgage Trust 2004-7,
5.75%, 8-25-34	112	110,922
Banc of America Structured Securities Trust 2002-X1 F,
6.274%, 10-11-33 (A)	250	257,264
BankAmerica Manufactured Housing Contract Trust,
7.015%, 1-10-28	122	122,864
Bear Stearns Commercial Mortgage Securities Inc.:
Series 2001-TOP2 Trust Fund:
7.25921%, 2-15-35 (A)	500	533,818
7.59921%, 2-15-35 (A)	75	81,831
Series 2000-WF1 Trust Fund,
6.5%, 2-15-32	150	153,804
C-Bass 2005-CB3 Trust,
5.109%, 12-25-34	200	189,536
C-Bass 2006-CB2 Trust,
5.86%, 12-25-36	285	287,284
C-Bass 2006-MH1 Trust,
5.97%, 9-25-36 (A)	150	151,160
CHL Mortgage Pass-Through Trust 2003-28,
4.15%, 8-25-33	150	141,883
CWHEQ Home Equity Loan Trust, Series 2006-S3,
6.518%, 1-25-29	215	220,320
Capital Auto Receivables Asset Trust 2006-1,
7.16%, 1-15-13 (A)	110	110,917
Centex Home Equity Loan Trust 2005-C,
5.048%, 6-25-35	210	203,663
Charlie Mac Trust 2004-2,
5.0%, 10-25-34	242	232,133
Chase Mortgage Finance Trust, Series 2003-S11,
5.5%, 10-25-33	311	304,558
Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2004-2,
6.5%, 8-25-33 (A)	53	52,987
CountryPlace Manufactured Housing Contract Trust 2005-1,
4.8%, 12-15-35 (A)	145	141,630
Credit Suisse First Boston Mortgage Securities Corp.,
6.0%, 11-25-18	53	52,846
DLJ Commercial Mortgage Corp. 1998-CG1,
7.16613%, 6-10-31 (A)	170	186,314
FFCA Secured Lending Corporation,
6.73%, 10-18-25 (A)	26	26,164
Ford Credit Auto Owner Trust 2006-B,
7.12%, 2-15-13 (A)	65	65,825
Global Mortgage Securitization 2005-A Ltd. and Global Mortgage Securitization 2005-A LLC:
5.2248%, 4-25-32	132	118,670
5.25%, 4-25-32	91	86,784
Global Mortgage Securitization Ltd. and Global Mortgage Securitization, LLC,
5.25%, 11-25-32 (A)	177	170,682
Green Tree Financial Corporation:
7.65%, 4-15-19	180	186,288
9.0%, 6-15-25	110	124,003
7.95%, 8-15-25	128	130,365
Hilton Hotel Pool Trust:
5.85%, 10-3-15 (A)	100	101,006
7.653%, 10-3-15 (A)	220	230,857
Home Equity Loan Trust 2003-HS2,
5.09%, 7-25-33	57	55,884
Hometown Commercial Capital, LLC Hometown Commercial Mortgage Pass-Through Notes 2006-1,
5.506%, 11-11-38	225	225,142
J.P. Morgan Alternative Loan Trust 2006-A6,
5.95%, 11-25-36	250	251,542
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
6.2207%, 10-12-37 (A)	200	207,558
J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1,
5.47%, 7-25-35	195	194,573
J.P. Morgan Mortgage Acquisition Trust:
2006-CW2,
6.337%, 8-25-36	270	275,664
2006-WF1,
6.41%, 7-25-36	250	255,493
J.P. Morgan Mortgage Trust:
2005-S2,
5.4848%, 9-25-35	195	191,485
2006-S3,
6.187%, 8-25-36	397	398,150
Lehman ABS Manufactured Housing Contract Trust 2001-B,
3.01%, 3-15-10	139	126,686
Lehman XS Trust, Series 2005-8,
5.69%, 12-25-35	315	312,373
MASTR Asset Securitization Trust 2003-10,
5.5%, 11-25-33	75	73,463
MMCA Auto Owner Trust 2002-2,
4.67%, 3-15-10	19	18,923
Mid-State Capital Corporation 2004-1 Trust,
6.005%, 8-15-37	85	86,666
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3,
6.45296%, 9-15-37 (A)	100	104,322
NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-2,
5.0%, 8-20-30 (A)	100	95,248
Nomura Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series1998-D6,
6.0%, 3-15-30 (A)	250	258,639
Origen Manufactured Housing Contract Trust:
2004-A:
5.7%, 1-15-35	100	98,665
5.91%, 1-15-35	200	198,214
2004-B,
4.75%, 8-15-21	100	96,183
2005-A,
4.97%, 10-15-21	105	102,010
2005-B,
5.605%, 5-15-22	35	34,827
RALI Series 2003-QS10 Trust,
5.5%, 5-25-33	230	223,633
RALI Series 2003-QS11 Trust,
5.75%, 6-25-33	215	211,692
RAMP Series 2005-RS1 Trust,
5.145%, 1-25-35	225	219,068
RASC Series 2003-KS10 Trust,
6.41%, 12-25-33	39	37,546
RESI Finance Limited Partnership 2003-C and RESI Finance DE Corporation 2003-C,
6.75%, 9-10-35 (A)	129	130,747
RFMSI Series 2004-S5 Trust,
4.5%, 5-25-19	87	82,864
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21,
5.4%, 11-25-35	144	137,710
Structured Asset Securities Corporation:
5.54%, 11-25-32	47	46,454
5.25%, 8-25-33	140	132,661
5.63%, 5-25-34	100	98,747
6.0%, 6-25-34	250	248,072
Wachovia Bank Commercial Mortgage Trust (The),
4.942%, 11-15-34 (A)	105	100,980
Wells Fargo Mortgage Backed Securities 2004-1Trust (The),
5.5%, 2-25-34	144	140,463

TOTAL CORPORATE DEBT SECURITIES - 47.71%		$14,104,544

(Cost: $14,230,976)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS

Agency Obligations - 0.34%
Federal National Mortgage Association,
3.625%, 3-15-07 (B)	100	99,689

Mortgage-Backed Obligations - 46.93%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO,
5.0%, 6-15-31	108	104,403
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.0%, 5-1-18	321	316,601
5.5%, 6-1-19	192	191,928
5.5%, 5-1-20	235	235,072
5.3%, 1-15-33	228	217,670
6.0%, 10-1-33	584	591,620
5.5%, 1-1-35	700	692,125
5.5%, 2-1-35	204	202,254
5.0%, 5-15-35	195	180,611
5.0%, 8-1-35	383	369,477
5.0%, 12-1-35	462	445,976
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 3-1-18	190	190,843
5%, 10-1-18	180	176,974
5.5%, 9-1-19	117	117,289
7.0%, 11-1-32	171	177,150
6.0%, 6-1-33	391	394,403
6.0%, 12-1-33	276	278,561
5.5%, 1-1-34	165	163,079
5.5%, 1-1-34	159	157,079
6.0%, 1-1-34	800	805,250
5.0%, 2-1-34	360	347,862
5.5%, 2-1-34	376	372,070
6.0%, 4-1-34	199	200,695
5.5%, 7-1-34	356	352,510
5.5%, 9-1-34	115	113,890
6.5%, 9-1-34	79	80,336
5.5%, 11-1-34	285	282,150
6.0%, 11-1-34	112	112,713
6.5%, 11-1-34	381	388,353
6.0%, 12-1-34	498	501,617
5.5%, 2-1-35	580	573,918
6.5%, 3-1-35	140	143,607
6.0%, 4-1-35	197	198,785
5.172%, 6-1-35	422	420,270
5.0%, 7-1-35	87	84,058
5.5%, 7-1-35	223	220,442
5.5%, 10-1-35	180	178,349
5.5%, 10-1-35	586	580,094
6.5%, 2-1-36	94	96,308
6.5%, 6-1-36	174	177,587
6.0%, 8-1-36	381	383,381
6.5%, 1-1-37	965	983,094
Government National Mortgage Association Agency REMIC/CMO (Interest Only),
0.96953%, 6-17-45	1,549	85,684
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
6.25%, 7-15-24	110	112,941
5.5%, 12-15-34	384	382,561
Government National Mortgage Association Non-Agency REMIC/CMO,
5.008%, 12-16-25	500	493,731

Total Mortgage-Backed Obligations		13,875,371

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS - 47.27%		$13,975,060

(Cost: $14,080,603)

SHORT-TERM SECURITIES

Aluminum - 3.90%
Alcoa Incorporated,
5.31%, 1-2-07	1,153	1,152,830

Beverages - 4.04%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.24%, 1-3-07	1,194	1,193,653

Finance Companies - 5.06%
Prudential Funding LLC,
5.24%, 1-18-07	1,500	1,496,288

TOTAL SHORT-TERM SECURITIES - 13.00%		$3,842,771

(Cost: $3,842,771)

TOTAL INVESTMENT SECURITIES - 107.98%		$31,922,375

(Cost: $32,154,350)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (7.98%)		(2,359,089)

NET ASSETS - 100.00%		$29,563,286

Notes to Schedule of Investments

Certain acronyms are used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.

(A)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the total value of these securities amounted to $3,680,702 or 12.45% of net assets.
(B)Security serves as collateral for the following open futures contracts at December 31, 2006 (See Note 6 to financial statements):
Type	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation (Depreciation)

U.S. 5 Year Treasury Note-Short	17	3-30-07	$1,786,062	$9,978
U.S. 10 Year Treasury Note-Short	3	3-21-07	322,406	1,860

			$2,108,468	$11,838

Statement of Assets and Liabilities
      MORTGAGE SECURITIES PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $32,154) (Notes 1 and 3)	$31,922
Cash	3
Receivables:
Interest	126
Portfolio shares sold	26
Variation margin - futures (Note 6)	1

Total assets	32,078

LIABILITIES
Payable for investment securities purchased	2,488
Payable to Portfolio shareholders	13
Accrued accounting services fee (Note 2)	2
Accrued management fee (Note 2)	1
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	– *
Other	10

Total liabilities	2,515

Total net assets	$29,563

NET ASSETS
$0.001 par value capital stock:
Capital stock	$6
Additional paid-in capital	30,044
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	4
Accumulated undistributed net realized loss on investment transactions	(271)
Net unrealized depreciation in value of investments	(220)

Net assets applicable to outstanding units of capital	$29,563

Net asset value, redemption and offering price per share	$4.9818

Capital shares outstanding	5,934
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      MORTGAGE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$1,619

Expenses (Note 2):
Investment management fee	141
Service fee	71
Accounting services fee	26
Audit fees	13
Custodian fees	12
Legal fees	5
Shareholder servicing	1
Other	6

Total expenses	275

Net investment income	1,344

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on securities	(109)
Realized net gain on futures	4

Realized net loss on investments	(105)

Unrealized appreciation in value of securities during the period	85
Unrealized appreciation in value of futures during the period	12

Unrealized appreciation in value of investments during the period	97

Net loss on investments	(8)

Net increase in net assets resulting from operations	$1,336

See Notes to Financial Statements.

Statement of Changes in Net Assets
      MORTGAGE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$1,344		$1,090
Realized net loss on investments	(105)		(166)
Unrealized appreciation (depreciation)	97		(422)

Net increase in net assets resulting from operations	1,336		502

Distributions to shareholders from (Note 1E): (1)
Net investment income	(1,340)		(1,090)
Realized gains on investment transactions	(–)		(–)

	(1,340)		(1,090)

Capital share transactions (2)	1,476		7,779

Total increase	1,472		7,191
NET ASSETS
Beginning of period	28,091		20,900

End of period	$29,563		$28,091

Undistributed net investment income (loss)	$4	$	(– )*

(1)See "Financial Highlights" on page 249.

(2)Shares issued from sale of shares	1,648		2,155
Shares issued from reinvestment of dividend and/or capital gains distribution	269		219
Shares redeemed	(1,624)		(848)

Increase in outstanding capital shares	293		1,526

Value issued from sale of shares	$8,355		$11,056
Value issued from reinvestment of dividend and/or capital gains distribution	1,340		1,090
Value redeemed	(8,219)		(4,367)

Increase in outstanding capital	$1,476		$7,779

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      MORTGAGE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,				For the period from 5-27-04(1) through
	2006		2005		12-31-04

Net asset value, beginning of period	$4.9801		$5.0791		$5.0000

Income (loss) from investment operations:
Net investment income	0.2373		0.2010		0.1009
Net realized and unrealized gain (loss) on investments	0.0010		(0.0990)		0.1476

Total from investment operations	0.2383		0.1020		0.2485

Less distributions from:
Net investment income	(0.2366)		(0.2010)		(0.1009)
Capital gains	(0.0000)		(0.0000)		(0.0685)

Total distributions	(0.2366)		(0.2010)		(0.1694)

Net asset value, end of period	$4.9818		$4.9801		$5.0791

Total return	4.77%		2.00%		4.97%
Net assets, end of period (in millions)	$30		$28		$21
Ratio of expenses to average net assets including expense waiver	0.97%		1.00%		0.71	%(2)
Ratio of net investment income to average net assets including expense waiver	4.76%		4.21%		4.02	%(2)
Ratio of expenses to average net assets excluding expense waiver	0.97	%(3)	1.00	%(3)	0.97	%(2)
Ratio of net investment income to average net assets excluding expense waiver	4.76	%(3)	4.21	%(3)	3.76	%(2)
Portfolio turnover rate	158%		202%		184%

(1)Commencement of operations.
(2)Annualized.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Managers' Discussion of
Real Estate Securities Portfolio
      December 31, 2006

The W&R Target Funds, Inc. - Real Estate Securities Portfolio is subadvised by Advantus Capital Management, Inc.

Below, Joseph R. Betlej, CFA, and Lowell Bolken, CFA, portfolio managers of the W&R Target Funds, Inc. - Real Estate Securities Portfolio, discuss positioning, performance and results for the fiscal year ended Dec. 31, 2006. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 22 years of industry experience. Mr. Bolken has managed the Portfolio for one year and has 17 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio advanced 30.08 percent for the 12 months ended Dec. 31, 2006, less than its benchmark index and less than the average of its peer group for the 12 months ended Dec. 31, 2006. The Dow Jones Wilshire Real Estate Securities Index (an unmanaged group of securities generally representative of the commercial real estate market) climbed 35.67 percent for the same period while the Lipper Variable Annuity Real Estate Funds Universe Average (a group of funds with similar investment objectives) rose 36.01 percent for the fiscal year.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
X			MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

While we were disappointed we did not keep pace with our benchmark, commercial real estate stocks were one of the strongest performing sectors in the overall domestic equity market this past year. Investors in real estate stocks benefited from a rise in occupancy and increased rental rates for most property types. Strong business fundamentals for landlords and merger and acquisition activity attracted substantial investor interest in calendar year 2006, even as new residential real estate development sagged and single-family home resales plunged.

Seventh strong year for commercial real estate

This was the seventh consecutive year in which our Dow Jones benchmark outperformed the Standard & Poor's 500 Index. Going into the year, we believed this record of outperformance would moderate, and had positioned the Portfolio defensively. Holdings reflected an expectation that many stocks that had risen substantially in years past would not do so again in 2006. We felt that more value-oriented stocks would narrow the gap in valuation. The market, however, enjoyed significant momentum; the already high-multiple stocks in the group saw their multiples further expand, and at a higher rate than their lower multiple counterparts. Value and defensive positioning was not rewarded by the market early on, with stocks trading at higher premiums to their underlying net asset value ("NAV") performing the best. In summary, the value orientation and risk management procedures of this Portfolio's investment style were not rewarded by the market.

Private equity influenced the market

The strength in the underlying fundamentals of commercial real estate continued despite negative broader market influences, such as a weak market for residential real estate, an inverted yield curve, a depreciating dollar, uncertainty in the Middle East and higher energy costs. As a result of recognition of solid earnings potential, inflation in construction costs (reducing concerns of new supply of real estate development) and strong cash flow, real estate attracted significant funds during the year. The increased investment was experienced in both the public and private markets for real estate. The capital deluge, however, seemed more pronounced on the private side of the market, where pools of private capital acquired a significant number of public real estate companies. Private market investors clearly suggested that real estate in the public market could be bought at a discount to the price the assets could be purchased for directly.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Archstone-Smith Trust	New to Top 10
AvalonBay Communities, Inc.	New to Top 10
Boston Properties, Inc.	New to Top 10
Brookfield Properties Corporation	Increased
Host Hotels & Resorts, Inc.	New to Top 10
Kimco Realty Corporation	Increased
ProLogis	Decreased
Public Storage, Inc.	New to Top 10
Simon Property Group Inc.	Increased
Vornado Realty Trust	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Camden Property Trust, Developers Diversified Realty Corporation, Equity Residential, General Growth Properties, Inc., Hilton Hotels Corporation and Starwood Hotels & Resorts Worldwide, Inc. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

While multiples assigned to real estate stocks are close to all time highs, concerns regarding valuations also exist in the high-yield debt, corporate bond, broader equity and private equity markets. Real estate investors can be comforted by the strength of real estate fundamentals, current cash flow, dividend growth and the abundant capital queuing up for investment in the asset class, all of which we feel support current pricing levels.

Our net value analysis approach

Early in 2006, the Portfolio was positioned defensively, anticipating that the effects of the previous year's hurricanes, a weak housing market and weaker consumer spending would impact expected economic growth rates. The expectation was that the high-flying stocks would moderate, and that their trailing peers would recapture some of the valuation differential. Business spending, however, picked up the slack, and job growth continued at its moderate pace. Stocks continued to rally, causing some shift in emphasis by mid-year. The Portfolio sharpened its focus on what we feel were high quality stocks, specifically those it determined possessed outsized growth prospects and operational niches in supply-constrained markets. Additionally, as a result of the increasing impact of mergers and acquisitions within the real estate group, greater importance was placed on Net Asset Value analysis, particularly for companies that appeared to be takeover candidates. The Portfolio is predominantly focused on companies that exhibit more short- and intermediate-term catalysts.

Offices outpaced hotels, industrial space

Hotels were a large overweight in the portfolio during the period, due to growing earnings and emphasis on individual company stories. Hotel managers and franchisers produced returns in line with the benchmark, but the exposure to hotel REITs lagged the benchmark, generally due to higher operating cost exposure. Industrial companies were also favored in the portfolio because their strong operating platforms began to produce strong growth. The group, however, underperformed. Office companies were the strongest performing group. Momentum swept these companies up as their earnings began to grow again in 2006. The Portfolio was underweight this group, and was particularly hurt due to its large underweight to Equity Office Properties.

Our outlook

Going forward, we expect office companies to continue their strong performance as their earnings gain momentum. Exposure to regional mall companies has been increased as consumer spending has rebounded from negative press in 2006, helping produce compelling valuations relative to the growth rates these companies are now providing. More importantly, the portfolio is focusing on geographic markets where new development is limited by topography, wetlands, or an overcapacity of existing infrastructure (roads, schools, etc.). Markets such as southern California, Seattle, Washington D.C., New York and Miami have limited opportunity for large amounts of new development to impact demand, the reason why we're convinced that these markets will enjoy continued earnings growth.

We believe that the strength in investment flow into real estate could be a major determinant in performance of the real estate stocks. While it appears that demand will continue strong for the group, either a rotation out of real estate stocks or a negative capital market event could potentially reduce demand for the asset class. Additionally, steady job growth is the main driver of demand and needs to continue for a favorable environment for REITs. The market for these stocks may be more volatile in the near future, but it is expected that strength in fundamentals will continue to make real estate stocks a strong choice for a well-diversified investment portfolio.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio's net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Real Estate Securities Portfolio (1)	$19,126
Dow Jones Wilshire Real Estate Securities Index (2)	$20,056
Lipper Variable Annuity Real Estate Funds Universe Average (2)	$19,975

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

		W&R TARGET REAL ESTATE SECURITIES PORTFOLIO	DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX	LIPPER VARIABLE ANNUITY REAL ESTATE FUNDS UNIVERSE AVERAGE

Inception 5/27/04		10,000	10,000	10,000
DEC	2004	13,266	12,987	13,002
DEC	2005	14,703	14,783	14,686
DEC	2006	19,126	20,056	19,975

Average Annual Total Return (3)

1-year period ended 12-31-06	30.08%
5-year period ended 12-31-06	-
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	28.36%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF REAL ESTATE SECURITIES PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Real Estate Securities Portfolio had net assets totaling $59,771,593 invested in a diversified portfolio of:

94.12%	Domestic Common Stocks
3.62%	Foreign Common Stocks
2.26%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Shelter Stocks	$87.97
Business Equipment and Services Stocks	$3.97
Consumer Services Stocks	$3.06
Miscellaneous Stocks	$2.74
Cash and Cash Equivalents	$2.26

The Investments of Real Estate Securities Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Business Equipment and Services - 3.97%
Brookfield Properties Corporation	54,950	$2,161,184
CB Richard Ellis Group, Inc., Class A*	6,300	209,160
		2,370,344
Health Care -- General - 0.42%
Brookdale Senior Living, Inc.	5,200	249,600

Hotels and Gaming - 3.06%
Hilton Hotels Corporation	21,900	764,310
Marriott International, Inc., Class A	6,000	286,320
Starwood Hotels & Resorts Worldwide, Inc.	12,500	781,250
		1,831,880
Multiple Industry - 2.32%
DCT Industrial Trust Inc.*	45,700	539,260
Forest City Enterprises, Inc., Class A	11,826	690,638
Macquarie Infrastructure Company Trust	4,400	156,112
		1,386,010
Real Estate Investment Trust - 87.97%
AMB Property Corporation	10,400	609,544
Acadia Realty Trust	9,900	247,698
Alexandria Real Estate Equities, Inc.	7,000	702,800
American Campus Communities, Inc.	30,100	856,947
American Financial Realty Trust	22,100	252,824
Apartment Investment and Management Company, Class A	16,100	901,922
Archstone-Smith Trust	40,100	2,334,221
Associated Estates Realty Corporation	11,200	153,888
AvalonBay Communities, Inc.	14,100	1,833,705
BioMed Realty Trust, Inc.	39,043	1,116,630
Boston Properties, Inc.	19,600	2,192,848
Brandywine Realty Trust	35,700	1,187,025
CBL & Associates Properties, Inc.	14,800	641,580
Camden Property Trust	19,500	1,440,075
Corporate Office Properties Trust	14,500	731,815
Cousins Properties Incorporated	4,600	162,242
Developers Diversified Realty Corporation	24,700	1,554,865
Duke Realty Corporation	18,900	773,010
Equity Inns, Inc.	11,200	178,752
Equity Lifestyle Properties, Inc.	8,400	457,212
Equity Residential	32,700	1,659,525
Essex Property Trust, Inc.	1,600	206,800
Federal Realty Investment Trust	2,900	246,500
First Potomac Realty Trust	14,400	419,184
General Growth Properties, Inc.	32,288	1,686,402
HRPT Properties Trust	9,500	117,325
Highland Hospitality Corporation	18,600	265,050
Home Properties, Inc.	8,400	497,868
Hospitality Properties Trust	4,800	228,144
Host Hotels & Resorts, Inc.	91,768	2,252,904
Innkeepers USA Trust	15,300	237,150
Kilroy Realty Corporation	5,400	421,200
Kimco Realty Corporation	42,800	1,923,860
Kite Realty Group Trust	27,900	519,498
LaSalle Hotel Properties	6,400	293,440
Liberty Property Trust	15,800	776,412
Macerich Company (The)	11,500	995,555
Mack-Cali Realty Corporation	11,500	586,500
Maguire Properties, Inc.	23,800	952,000
Mid-America Apartment Communities, Inc.	5,100	291,924
Newcastle Investment Corp.	10,400	325,728
NorthStar Realty Finance Corp.	9,500	157,415
ProLogis	58,802	3,573,398
Public Storage, Inc.	24,100	2,349,750
Regency Centers Corporation	12,600	984,942
SL Green Realty Corp.	12,300	1,633,194
Simon Property Group, Inc.	39,200	3,970,568
Sunstone Hotel Investors, Inc.	25,300	676,269
Taubman Centers, Inc.	13,100	666,266
U-Store-It Trust	22,700	466,485
United Dominion Realty Trust, Inc.	38,500	1,223,915
Ventas, Inc.	16,000	677,120
Vornado Realty Trust	18,800	2,284,200
Weingarten Realty Investors	14,900	687,039
		52,583,133

TOTAL COMMON STOCKS - 97.74%		$58,420,967

(Cost: $44,546,443)

SHORT-TERM SECURITIES - 1.84%	Principal Amount in Thousands

Aluminum
Alcoa Incorporated,
5.31%, 1-1-07	$1,102	$1,101,837
(Cost: $1,101,837)

TOTAL INVESTMENT SECURITIES - 99.58%		$59,522,804

(Cost: $45,648,280)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.42%		248,789

NET ASSETS - 100.00%		$59,771,593

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      REAL ESTATE SECURITIES PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $45,648) (Notes 1 and 3)	$59,523
Cash	9
Receivables:
Dividends and interest	348
Investment securities sold	204
Portfolio shares sold	115

Total assets	60,199

LIABILITIES
Payable for investment securities purchased	412
Accrued management fee (Note 2)	5
Accrued accounting services fee (Note 2)	3
Payable to Portfolio shareholders	1
Accrued service fee (Note 2)	1
Accrued shareholder servicing (Note 2)	–	*
Other	5

Total liabilities	427

Total net assets	$59,772

NET ASSETS
$0.001 par value capital stock:
Capital stock	$7
Additional paid-in capital	45,293
Accumulated undistributed income:
Accumulated undistributed net investment income	47
Accumulated undistributed net realized gain on investment transactions	550
Net unrealized appreciation in value of investments	13,875

Net assets applicable to outstanding units of capital	$59,772

Net asset value, redemption and offering price per share	$8.7770

Capital shares outstanding	6,810
Capital shares authorized	50,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      REAL ESTATE SECURITIES PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $5)	$962
Interest and amortization	56

Total income	1,018

Expenses (Note 2):
Investment management fee	391
Service fee	109
Accounting services fee	31
Audit fees	13
Custodian fees	13
Legal fees	6
Shareholder servicing	1
Other	7

Total expenses	571

Net investment income	447

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,870
Realized net loss on foreign currency transactions	(–	)*

Realized net gain on investments	1,870
Unrealized appreciation in value of investments during the period	9,143

Net gain on investments	11,013

Net increase in net assets resulting from operations	$11,460

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Changes in Net Assets
      REAL ESTATE SECURITIES PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$447		$355
Realized net gain on investments	1,870		849
Unrealized appreciation	9,143		2,286

Net increase in net assets resulting from operations	11,460		3,490

Distributions to shareholders from (Note 1E): (1)
Net investment income	(400)		(429)
Realized gains on investment transactions	(1,431)		(750)

	(1,831)		(1,179)

Capital share transactions (2)	17,625		11,035

Total increase	27,254		13,346
NET ASSETS
Beginning of period	32,518		19,172

End of period	$59,772		$32,518

Undistributed net investment income (loss)	$47	$	(– )*

(1)See "Financial Highlights" on page 261.

(2)Shares issued from sale of shares	2,295		2,806
Shares issued from reinvestment of dividend and/or capital gains distribution	209		169
Shares redeemed	(365)		(1,246)

Increase in outstanding capital shares	2,139		1,729

Value issued from sale of shares	$18,645		$18,448
Value issued from reinvestment of dividend and/or capital gains distribution	1,831		1,179
Value redeemed	(2,851)		(8,592)

Increase in outstanding capital	$17,625		$11,035

*Not shown due to rounding.

See Notes to Financial Statements.

Financial Highlights
      REAL ESTATE SECURITIES PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,				For the period from 5-27-04(1) through
	2006		2005		12-31-04

Net asset value, beginning of period	$6.9610		$6.5176		$5.0000

Income from investment operations:
Net investment income	0.0367		0.0779		0.0396
Net realized and unrealized gain on investments	2.0572		0.6278		1.5935

Total from investment operations	2.0939		0.7057		1.6331

Less distributions from:
Net investment income	(0.0607)		(0.0954)		(0.0349)
Capital gains	(0.2172)		(0.1669)		(0.0806)

Total distributions	(0.2779)		(0.2623)		(0.1155)

Net asset value, end of period	$8.7770		$6.9610		$6.5176

Total return	30.08%		10.83%		32.66%
Net assets, end of period (in millions)	$60		$33		$19
Ratio of expenses to average net assets including expense waiver	1.31%		1.38%		1.21	%(2)
Ratio of net investment income to average net assets including expense waiver	1.03%		1.26%		2.14	%(2)
Ratio of expenses to average net assets excluding expense waiver	1.31	%(3)	1.38	%(3)	1.55	%(2)
Ratio of net investment income to average net assets excluding expense waiver	1.03	%(3)	1.26	%(3)	1.80	%(2)
Portfolio turnover rate	32%		48%		53%

(1)Commencement of operations.
(2)Annualized.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Science and
Technology Portfolio
      December 31, 2006

Below, Zachary H. Shafran, portfolio manager of the W&R Target Funds, Inc. - Science and Technology Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for six years and has 18 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
		X	MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 7.87 percent for the 12 months ended Dec. 31, 2006. This was less than the Goldman Sachs Technology Industry Composite Index (reflecting the performance of stocks that generally represent the technology sector), which increased 8.99 percent for the same period.

The Lipper Variable Annuity Science & Technology Funds Universe Average, a peer group of funds with similar investment objectives, rose 9.93 percent for the 12 months ended Dec. 31, 2006. In April 2006, Lipper, Inc., a compiler of mutual fund performance data, recategorized the Portfolio into this peer group, which we think more closely reflects the Portfolio's investment objective. The Portfolio's old peer group - the Lipper Variable Annuity Specialty/Miscellaneous Funds Universe Average - advanced 10.55 percent for the same period.

Weak sectors, strong overall market.

We are disappointed with our results, but we believe our management strategy of focusing on stock selection served us well this past fiscal year. The Portfolio has historically had a significant overweight position within health care, and this past fiscal year was no different. Unfortunately, health care was the worst performing sector in the overall equity market in 2006. Health care stocks within the S&P 500 Index, a broader index than the Portfolio's benchmark, rose just 4.8 percent for the fiscal period. Our health care holdings did provide a positive return this past year, and our stock selections within this sector contributed positively to our results.

The information technology sector also underperformed the broad equity market in 2006, especially in the fourth quarter as legal issues weighed on some large company stocks within the sector. We had a lower-than-average sector weighting in information technology relative to our peers, favorable stock selection, and generally focused on medium-size and smaller information technology firms. All this contributed positively to our results. However, our efforts were not enough to allow us to outpace our peers. Generally speaking, our market observations suggest to us that our old peer group appeared to invest in industries outside the Portfolio's primary areas of focus to a greater degree than our new peer group.

How we select stocks

Our stock selection philosophy has two main tenets. First, we aim to identify what we feel are the strongest long-term trends within industries. Second, we then apply bottom-up research to specific companies in order to identify what we feel are the right stocks. Important long-term, or secular, themes identified during the year included a shift from print and television to Internet advertising, open-source software adoption, modernization of the health care system, alternative energy and the continued proliferation of wireless technologies. Top contributors to our results this past year included Research in Motion, Ltd., the maker of BlackBerry™ communication devices, and Alliance Data Systems, a direct marketing data management firm.

Some headwinds, too

Of course, the year had some significant headwinds as well, including rising interest rates, record gasoline prices and the ongoing war in Iraq. In the health care area, we had disappointments in biotechnology. Our performance was also negatively affected by a position in a health care management firm - United Health Group, which faced substantial legal challenges. In technology, disappointments included Advanced Micro Devices, which makes semiconductors.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Alliance Data Systems Corporation	Increased
Archer Daniels Midland Company	New to Top 10
Cerner Corporation	Decreased
CheckFree Corporation	New to Top 10
Noble Energy, Inc.	New to Top 10
Symbol Technologies, Inc.	Increased
Triad Hospitals, Inc.	Increased
WellCare Health Plans, Inc.	Increased
Research In Motion Limited	Increased
Samsung Electronics Co., Ltd.	Decreased

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Genzyme Corporation and Google, Inc. Microsoft Corporation, a Top 10 holding at 12-31-05, was eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

An important and encouraging aspect of the Portfolio's investment strategy is that we believe it has the capability to accommodate most macroeconomic environments. The initial outlook for the year ahead, we feel, seems reasonably favorable. Federal Reserve interest rate increases look for the time being to have ended, and inflation comparisons should continue easing, in our opinion. Strength in emerging markets' GDP (gross domestic product) growth remains an important macro factor that we believe will continue to play an ever-larger role in the composition of the Portfolio over time.

With a relatively positive macroeconomic backdrop entering the new year, we will continue to focus on disciplined stock selection. Identifying holdings that look to be benefiting from the world's strongest long-term secular trends in an effort to produce attractive returns will once again be our mantra in 2007.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Science and Technology Portfolio (1)	$47,218
Goldman Sachs Technology Industry Composite Index (2)	$19,072
Lipper Variable Annuity Science & Technology Funds Universe Average (2)	$20,654

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of March 31, 1997.

		W&R TARGET SCIENCE AND TECHNOLOGY PORTFOLIO	GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX	LIPPER VARIABLE ANNUITY SPECIALTY/ MISCELLANEOUS FUNDS UNIVERSE AVERAGE	LIPPER VARIABLE ANNUITY SCIENCE & TECHNOLOGY FUNDS UNIVERSE AVERAGE

Inception 4/04/97		10,000	10,000	10,000	10,000
DEC	1997	11,623	12,760	12,494	12,484
DEC	1998	16,976	21,580	15,060	17,732
DEC	1999	46,626	40,757	21,478	36,396
DEC	2000	36,766	25,336	19,799	27,163
DEC	2001	32,386	18,098	15,310	18,750
DEC	2002	24,618	10,809	11,114	11,193
DEC	2003	32,115	16,667	14,944	16,779
DEC	2004	37,334	17,152	16,085	17,716
DEC	2005	43,772	17,499	17,136	18,789
DEC	2006	47,218	19,072	18,943	20,654

Average Annual Total Return (3)

1-year period ended 12-31-06	7.87%
5-year period ended 12-31-06	7.83%
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	17.26%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)4-4-97 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SCIENCE AND TECHNOLOGY PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Science and Technology Portfolio had net assets totaling $352,219,332 invested in a diversified portfolio of:

79.03%	Domestic Common Stocks
12.91%	Foreign Common Stocks
8.06%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio was invested by industry and by geographic region, respectively, as follows:

Health Care Stocks	$28.29
Technology Stocks	$21.76
Business Equipment and Services Stocks	$18.99
Cash and Cash Equivalents	$8.06
Consumer Durables Stocks	$7.26
Energy Stocks	$4.24
Multi-Industry Stocks	$4.19
Miscellaneous Stocks	$4.13
Consumer Nondurables Stocks	$3.08

United States	$79.03
Cash and Cash Equivalents	$8.06
Canada	$6.18
Pacific Basin (1)	$4.99
Bahamas/Caribbean	$1.08
Europe	$0.66

(1)Includes $3.05 South Korea and $1.94 Taiwan

The Investments of Science and Technology Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Business Equipment and Services - 10.87%
CheckFree Corporation*	401,900	$16,134,275
Euronet Worldwide, Inc.*	279,950	8,304,717
Global Cash Access, Inc.*	225,700	3,663,111
Headwaters Incorporated*	84,700	2,029,412
Telvent GIT, S.A.*	163,700	2,333,544
VeriFone Holdings, Inc.*	164,000	5,805,600
		38,270,659
Chemicals - Petroleum and Inorganic - 1.02%
E.I. du Pont de Nemours and Company	74,000	3,604,540

Chemicals - Specialty - 0.34%
VeraSun Energy Corporation*	61,400	1,212,650

Computers - Peripherals - 11.32%
Aspen Technology, Inc.*	731,100	8,053,066
Lawson Software, Inc.*	729,700	5,388,835
Red Hat, Inc.*	147,900	3,401,700
Symbol Technologies, Inc.	1,199,304	17,917,602
Synaptics Incorporated*	171,600	5,095,662
		39,856,865
Consumer Electronics - 7.26%
Garmin Ltd.	68,500	3,814,423
Research In Motion Limited*	170,200	21,760,921
		25,575,344
Defense - 2.40%
ESCO Technologies Inc. (A)*	186,000	8,451,840

Electrical Equipment - 1.09%
Power-One, Inc.*	527,700	3,836,379

Electronic Components - 7.41%
MediaTek Incorporation (B)	346,500	3,583,566
Microchip Technology Incorporated	78,400	2,562,504
Micron Technology, Inc.*	247,100	3,449,516
Samsung Electronics Co., Ltd. (B)	16,300	10,743,978
SanDisk Corporation*	53,600	2,305,336
Volterra Semiconductor Corporation*	231,000	3,463,845
		26,108,745
Electronic Instruments - 0.63%
SiRF Technology Holdings, Inc.*	87,000	2,218,500

Food and Related - 3.08%
Archer Daniels Midland Company	339,700	10,856,812

Health Care - Drugs - 4.08%
Affymetrix, Inc.*	208,800	4,810,752
Genzyme Corporation*	155,400	9,565,647
		14,376,399
Health Care - General - 3.09%
Advanced Medical Optics, Inc.*	208,000	7,321,600
Volcano Corporation*	216,700	3,551,713
		10,873,313
Hospital Supply and Management - 21.12%
Cerner Corporation*	512,100	23,310,792
HMS Holdings Corp.*	71,500	1,083,940
HealthSouth Corporation*	178,080	4,033,512
Triad Hospitals, Inc.*	489,800	20,488,334
UnitedHealth Group Incorporated	65,600	3,524,688
WellCare Health Plans, Inc.*	239,700	16,515,330
WellPoint, Inc.*	69,100	5,437,479
		74,394,075
Multiple Industry - 4.19%
Himax Technologies, Inc., ADR*	679,400	3,237,341
Home Diagnostics, Inc.*	111,700	1,183,461
IPG Photonics Corporation*	84,500	2,025,887
NAVTEQ Corporation*	105,200	3,678,844
NightHawk Radiology Holdings, Inc.*	181,300	4,617,711
Technology Investment Capital Corp.	946	15,232
		14,758,476
Petroleum - International - 4.24%
Noble Energy, Inc.	304,300	14,932,001

Timesharing and Software - 8.12%
Alliance Data Systems Corporation*	388,200	24,250,854
Google Inc., Class A*	9,450	4,349,221
		28,600,075
Utilities - Telephone - 1.68%
ALLTEL Corporation	97,600	5,902,848

TOTAL COMMON STOCKS - 91.94%		$323,829,521

(Cost: $243,788,303)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 1.42%
Diageo Capital plc (Diageo plc),
5.38%, 1-4-07	$5,000	4,997,758

Electronic Components - 1.42%
United Technologies Corporation,
5.3%, 1-4-07	5,000	4,997,792

Finance Companies - 1.24%
PACCAR Financial Corp.,
5.25%, 1-11-07	4,384	4,377,607

Household - General Products - 1.42%
Clorox Co.,
5.3%, 1-11-07	5,000	4,992,639

Security and Commodity Brokers - 0.57%
UBS Finance Delaware LLC (UBS AG),
5.27%, 1-2-07	2,000	1,999,707

Utilities - Electric - 1.41%
PacifiCorp,
5.35%, 1-23-07	5,000	4,983,653

TOTAL SHORT-TERM SECURITIES - 7.48%		$26,349,156

(Cost: $26,349,156)

TOTAL INVESTMENT SECURITIES - 99.42%		$350,178,677

(Cost: $270,137,459)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.58%		2,040,655

NET ASSETS - 100.00%		$352,219,332

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
(A)Security serves as cover for the following written call option outstanding at December 31, 2006. (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

ESCO Technologies Inc.	484	January/50	$82,930	$7,260

(B)Listed on an exchange outside the United States.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SCIENCE AND TECHNOLOGY PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $270,137) (Notes 1 and 3)	$350,179
Cash	1
Receivables:
Investment securities sold	4,011
Portfolio shares sold	116
Dividends and interest	12

Total assets	354,319

LIABILITIES
Payable for investment securities purchased	1,894
Payable to Portfolio shareholders	111
Accrued management fee (Note 2)	24
Accrued accounting services fee (Note 2)	10
Accrued service fee (Note 2)	7
Outstanding written options - at value (premium received - $83) (Note 5)	7
Accrued shareholder servicing (Note 2)	1
Other	46

Total liabilities	2,100

Total net assets	$352,219

NET ASSETS
$0.001 par value capital stock:
Capital stock	$20
Additional paid-in capital	267,808
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(18)
Accumulated undistributed net realized gain on investment transactions	4,292
Net unrealized appreciation in value of investments	80,117

Net assets applicable to outstanding units of capital	$352,219

Net asset value, redemption and offering price per share	$17.7170

Capital shares outstanding	19,880
Capital shares authorized	60,000
See Notes to Financial Statements.

Statement of Operations
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$1,139
Dividends (net of foreign withholding taxes of $38)	705

Total income	1,844

Expenses (Note 2):
Investment management fee	3,036
Service fee	893
Accounting services fee	112
Custodian fees	48
Shareholder servicing	13
Legal fees	12
Audit fees	10
Other	79

Total	4,203
Less waiver of investment management fee (Notes 2 and 9)	(18)

Total expenses	4,185

Net investment loss	(2,341)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	23,776
Realized net loss on written options	(216)
Realized net loss on foreign currency transactions	(3)

Realized net gain on investments	23,557

Unrealized appreciation in value of securities during the period	5,174
Unrealized appreciation in value of written options during the period	76

Unrealized appreciation in value of investments during the period	5,250

Net gain on investments	28,807

Net increase in net assets resulting from operations	$26,466

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SCIENCE AND TECHNOLOGY PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(2,341)	$(2,449)
Realized net gain on investments	23,557	50,138
Unrealized appreciation	5,250	6,089

Net increase in net assets resulting from operations	26,466	53,778

Dividends to shareholders from (Note 1E): (1)
Net investment income	(–)	(–)
Realized gains on investment transactions	(9,599)	(–)

	(9,599)	(–)

Capital share transactions (2)	(25,627)	(14,322)

Total increase (decrease)	(8,760)	39,456
NET ASSETS
Beginning of period	360,979	321,523

End of period	$352,219	$360,979

Undistributed net investment loss	$(18)	$(14)

(1)See "Financial Highlights" on page 274.

(2)Shares issued from sale of shares	1,052	1,490
Shares issued from reinvestment of dividend and/or capital gains distribution	542	–
Shares redeemed	(3,093)	(2,437)

Decrease in outstanding capital shares	(1,499)	(947)

Value issued from sale of shares	$18,382	$22,453
Value issued from reinvestment of dividend and/or capital gains distribution	9,599	–
Value redeemed	(53,608)	(36,775)

Decrease in outstanding capital	$(25,627)	$(14,322)

See Notes to Financial Statements.

Financial Highlights
      SCIENCE AND TECHNOLOGY PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005	2004		2003		2002

Net asset value, beginning of period	$16.8844	$14.4014		$12.3883		$9.4961		$12.4927

Income (loss) from investment operations:
Net investment loss	(0.1178)	(0.1145)		(0.0751)		(0.0521)		(0.0245)
Net realized and unrealized gain (loss) on investments	1.4468	2.5975		2.0882		2.9443		(2.9720)

Total from investment operations	1.3290	2.4830		2.0131		2.8922		(2.9965)

Less distributions from:
Net investment income	(0.0000)	(0.0000)		(0.0000)		(0.0000)		(0.0001)
Capital gains	(0.4964)	(0.0000)		(0.0000)		(0.0000)		(0.0000)

Total distributions	(0.4964)	(0.0000)		(0.0000)		(0.0000)		(0.0001)

Net asset value, end of period	$17.7170	$16.8844		$14.4014		$12.3883		$9.4961

Total return	7.87%	17.25%		16.25%		30.46%		-23.99%
Net assets, end of period (in millions)	$352	$361		$322		$268		$195
Ratio of expenses to average net assets including expense waiver	1.17%	1.17%		1.17%		1.16%		1.17%
Ratio of net investment loss to average net assets including expense waiver	-0.65%	-0.74%		-0.59%		-0.52%		-0.23%
Ratio of expenses to average net assets excluding expense waiver	1.18%	1.17	%(1)	1.17	%(1)	1.16	%(1)	1.17	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.66%	-0.74	%(1)	-0.59	%(1)	-0.52	%(1)	-0.23	%(1)
Portfolio turnover rate	71%	104%		107%		116%		92%

(1)There was no waiver of expenses during this period.

See Notes to Financial Statements.

Manager's Discussion of
Small Cap Growth Portfolio
      December 31, 2006

Below, Kenneth G. McQuade, portfolio manager of the W&R Target Funds, Inc. - Small Cap Growth Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio since March 2006 and has 11 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
		X	SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio's 5.05 percent return was less than its benchmark and its peer group for the 12 months ended Dec. 31, 2006. The Russell 2000 Growth Index (reflecting the performance of securities that generally represent the small-cap growth market) increased 13.34 percent; and the Lipper Variable Annuity Small-Cap Growth Funds Universe Average (reflecting the universe of funds with similar investment objectives), increased 11.06 percent for the same period.

Cyclical growth outperforms secular growth

Most of the Portfolio's relative weakness occurred very early in the year. First quarter returns for the index equaled that for the entire year, including a notable 9.6 percent return in January. Investors began the year aggressively and rewarded more risky, lower-quality cyclical stocks, such as industrials and materials. Since our focus is longer term profitability with sustainable growth, we were not in these more economically sensitive cyclical sweet spots. As the year progressed, sector volatility and rotation were prevalent, but cyclical growth continued to outperform secular growth. Materials, energy and industrials took turns leading health care, technology and consumer durables throughout most of the year. We were unable to gain the lost ground as this occurred.

The largest sectors, health care, consumer discretionary and information technology, produced positive returns, but less than the benchmark. Many of the stocks in these traditional growth sectors became a source of cash for cyclical investing and stalled relative to the overall Index. As a result, many of the Portfolio's top holdings that are within the more traditional secular growth sectors also stalled, contributing to our underperformance. However, we feel that the Portfolio's top holdings still maintain superior financial characteristics and most have contributed strongly to performance for multiple years; therefore, we continue to believe the Portfolio is positioned well.

We remain confident that our strategy, which has enabled us to generate more attractive results for the three- and five-year periods ended Dec. 31, 2006, has the potential to prove its worth in the year ahead. Two growth sectors that the Portfolio typically invests in - information technology and health care - were relatively weak this past year. We do not believe that this pattern will continue over the long term.

Our outlook

Looking ahead we have confidence in our ability to outperform. We feel that sharp declines in the housing market along with the cumulative effect of Federal Reserve interest rate actions should pressure economic growth. As a result, we have a slowing macro environment we feel should prove more beneficial for 2007 secular growth companies. In addition, we believe that the cyclical areas of strength in 2006 were largely commodity-related and that those areas have waning pricing power and are not likely to remain as strong throughout 2007.

The Portfolio continues its emphasis of owning what we feel are more established, higher quality stocks defined as stocks that we believe possess more sustainable and visible growth, low debt and strengthening returns on capital. We remain comfortable in our historical process of investing longer-term in what we feel are higher quality secular growth holdings with a goal to provide more competitive returns in the upcoming periods.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Cerner Corporation	New to Top 10
CheckFree Corporation	Increased
Chicago Bridge & Iron Company N.V., NY Shares	New to Top 10
Dril-Quip, Inc.	New to Top 10
DRS Technologies, Inc.	New to Top 10
Healthways, Inc.	New to Top 10
Kansas City Southern	New to Top 10
Scientific Games Corporation, Class A	New to Top 10
Shuffle Master, Inc.	New to Top 10
WebEx Communications, Inc.	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were FLIR Systems, Inc., FactSet Research Systems, Inc., O'Reilly Automotive, Inc. and Trimble Navigation Limited. Avid Technology, Inc., Cognex Corporation, Digitas Inc., The Nautilus Group, Inc. and Resources Connection, Inc., Top 10 Equity Holdings at 12-31-05, were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stock of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Small Cap Growth Portfolio (1)	$27,463
Russell 2000 Growth Index	$16,119
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	$21,058

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

		W&R TARGET SMALL CAP GROWTH PORTFOLIO	RUSSELL 2000 GROWTH INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP GROWTH FUNDS UNIVERSE AVERAGE

DEC	1996	10,000	10,000	10,000
DEC	1997	13,153	11,292	11,760
DEC	1998	14,583	11,431	12,438
DEC	1999	22,199	16,356	20,007
DEC	2000	19,458	12,698	18,342
DEC	2001	19,082	11,528	15,840
DEC	2002	14,924	8,044	11,122
DEC	2003	20,262	11,950	15,747
DEC	2004	23,158	13,659	17,628
DEC	2005	26,142	14,221	18,961
DEC	2006	27,463	16,119	21,058

Average Annual Total Return (2)

1-year period ended 12-31-06	5.05%
5-year period ended 12-31-06	7.55%
10-year period ended 12-31-06	10.63%

(2)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Small Cap Growth Portfolio had net assets totaling $554,560,433 invested in a diversified portfolio of:

83.19%	Domestic Common Stocks
11.54%	Cash and Cash Equivalents
5.27%	Foreign Common Stocks

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Technology Stocks	$18.15
Health Care Stocks	$14.97
Business Equipment and Services Stocks	$14.75
Cash and Cash Equivalents	$11.54
Consumer Services Stocks	$8.73
Energy Stocks	$7.61
Capital Goods Stocks	$6.02
Consumer Nondurables Stocks	$4.46
Transportation Stocks	$4.25
Retail Stocks	$3.81
Raw Materials Stocks	$2.98
Miscellaneous Stocks	$2.73

The Investments of Small Cap Growth Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Air Transportation - 1.57%
UTi Worldwide Inc.	291,500	$8,704,190

Apparel - 0.58%
Heelys, Inc.*	100,200	3,217,422

Business Equipment and Services - 7.62%
American Reprographics Company*	209,500	6,978,445
CheckFree Corporation*	390,355	15,670,801
Mobile Mini, Inc.*	198,000	5,326,200
TETRA Technologies, Inc.*	225,500	5,768,290
Tetra Tech, Inc.*	469,700	8,494,525
		42,238,261
Capital Equipment - 3.53%
Chicago Bridge & Iron Company N.V., NY Shares	480,100	13,125,934
Gardner Denver, Inc.*	173,200	6,462,092
		19,588,026
Chemicals - Petroleum and Inorganic - 1.91%
Agrium Inc.	234,100	7,371,809
UAP Holding Corp.	128,500	3,233,703
		10,605,512
Chemicals - Specialty - 1.07%
Brady Corporation, Class A	159,500	5,946,160

Communications Equipment - 2.90%
ARRIS Group, Inc.*	629,800	7,875,649
General Cable Corporation*	187,800	8,208,738
		16,084,387
Computers - Main and Mini - 1.50%
Rackable Systems, Inc.*	269,100	8,328,645

Computers - Peripherals - 4.69%
Allscripts Healthcare Solutions, Inc.*	407,000	10,972,720
MICROS Systems, Inc.*	172,900	9,110,965
Vital Images, Inc.*	171,000	5,954,220
		26,037,905
Construction Materials - 0.99%
Comtech Group, Inc.*	302,200	5,493,996

Cosmetics and Toiletries - 2.05%
Bare Escentuals, Inc.*	365,200	11,346,764

Defense - 4.86%
Armor Holdings, Inc.*	210,200	11,529,470
DRS Technologies, Inc.	293,300	15,451,044
		26,980,514
Electronic Instruments - 4.20%
Energy Conversion Devices, Inc.*	122,100	4,146,516
FLIR Systems, Inc.*	302,800	9,647,208
Trimble Navigation Limited*	186,700	9,473,158
		23,266,882
Farm Machinery - 1.50%
AGCO Corporation*	268,100	8,295,014

Finance Companies - 1.82%
Financial Federal Corporation	343,575	10,104,541

Food and Related - 1.83%
United Natural Foods, Inc.*	282,900	10,157,525

Health Care - General - 7.09%
American Medical Systems Holdings, Inc.*	324,600	6,008,346
Henry Schein, Inc.*	112,400	5,501,980
Hologic, Inc.*	229,400	10,836,856
IntraLase Corp.*	472,400	10,560,502
NuVasive, Inc.*	276,700	6,387,619
		39,295,303
Hospital Supply and Management - 7.88%
Cerner Corporation*	282,512	12,859,946
Emageon Inc.*	683,500	10,498,560
Healthways, Inc.*	257,400	12,279,267
PSS World Medical, Inc.*	413,400	8,081,970
		43,719,743
Hotels and Gaming - 5.21%
Scientific Games Corporation, Class A*	537,300	16,234,520
Shuffle Master, Inc.*	482,800	12,642,118
		28,876,638
Leisure Time Industry - 1.62%
THQ Inc.*	275,700	8,964,385

Motor Vehicle Parts - 0.91%
LKQ Corporation*	220,800	5,068,464

Petroleum - Domestic - 1.58%
Delta Petroleum Corporation*	377,700	8,738,089

Petroleum - International - 1.12%
Newfield Exploration Company*	135,000	6,203,250

Petroleum - Services - 4.91%
Dril-Quip, Inc.*	322,000	12,609,520
Hydril Company*	97,200	7,303,608
Oceaneering International, Inc.*	184,500	7,324,650
		27,237,778
Publishing - 1.90%
Getty Images, Inc.*	246,700	10,563,694

Railroad - 2.68%
Kansas City Southern*	513,100	14,869,638

Restaurants - 1.40%
Panera Bread Company, Class A*	138,400	7,741,404

Retail - Specialty Stores - 2.41%
Guitar Center, Inc.*	122,000	5,540,020
O'Reilly Automotive, Inc.*	244,100	7,823,405
		13,363,425
Timesharing and Software - 7.13%
Blackboard Inc.*	314,300	9,436,858
CoStar Group, Inc.*	148,100	7,931,496
DealerTrack Holdings, Inc.*	125,000	3,673,125
FactSet Research Systems, Inc.	107,325	6,061,716
WebEx Communications, Inc.*	356,600	12,432,859
		39,536,054

TOTAL COMMON STOCKS - 88.46%		$490,573,609

(Cost: $411,267,757)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Construction Materials - 0.72%
Black & Decker Holdings Inc. and Black & Decker Luxembourg Finance S.C.A. (Black & Decker Corporation (The)),
5.38%, 1-17-07	$4,000	3,990,436

Electronic Components - 0.90%
United Technologies Corporation,
5.3%, 1-3-07	5,000	4,998,528

Finance Companies - 1.06%
Ciesco, LLC,
5.32%, 1-8-07	3,308	3,304,578
Three Pillars Funding LLC,
5.35%, 1-8-07	2,560	2,557,337
		5,861,915
Health Care - General - 1.80%
Johnson & Johnson,
5.22%, 1-12-07	10,000	9,984,050

Household - General Products - 4.42%
Clorox Co.,
5.3%, 1-11-07	7,150	7,139,474
Fortune Brands Inc.,
5.37%, 1-2-07	3,405	3,404,492
Procter & Gamble Company (The):
5.27%, 1-10-07	10,000	9,986,825
5.26%, 1-12-07	4,000	3,993,571
		24,524,362
Mining - 1.11%
BHP Billiton Finance (USA) Limited (BHP Billiton Limited),
5.32%, 1-22-07	6,200	6,180,759

Utilities - Electric - 1.44%
PacifiCorp,
5.35%, 1-23-07	8,000	7,973,844

Utilities - Gas and Pipeline - 0.42%
Michigan Consolidated Gas Co.,
5.4%, 1-8-07	2,317	2,314,567

TOTAL SHORT-TERM SECURITIES - 11.87%		$65,828,461

(Cost: $65,828,461)

TOTAL INVESTMENT SECURITIES - 100.33%		$556,402,070

(Cost: $477,096,218)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.33%)		(1,841,637)

NET ASSETS - 100.00%		$554,560,433

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP GROWTH PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $477,096) (Notes 1 and 3)	$556,402
Cash	1
Receivables:
Investment securities sold	2,783
Dividends and interest	65
Portfolio shares sold	12

Total assets	559,263

LIABILITIES
Payable for investment securities purchased	4,172
Payable to Portfolio shareholders	405
Accrued management fee (Note 2)	38
Accrued accounting services fee (Note 2)	13
Accrued service fee (Note 2)	11
Accrued shareholder servicing (Note 2)	1
Other	63

Total liabilities	4,703

Total net assets	$554,560

NET ASSETS
$0.001 par value capital stock:
Capital stock	$56
Additional paid-in capital	501,609
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss	(28)
Accumulated undistributed net realized loss on investment transactions	(26,383)
Net unrealized appreciation in value of securities	79,306

Net assets applicable to outstanding units of capital	$554,560

Net asset value, redemption and offering price per share	$9.9749

Capital shares outstanding	55,596
Capital shares authorized	140,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP GROWTH PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Interest and amortization	$2,623
Dividends (net of foreign withholding taxes of $6)	915

Total income	3,538

Expenses (Note 2):
Investment management fee	4,989
Service fee	1,468
Accounting services fee	153
Shareholder servicing	21
Custodian fees	18
Audit fees	16
Legal fees	15
Other	133

Total	6,813
Less waiver of investment management fee (Notes 2 and 9)	(28)

Total expenses	6,785

Net investment loss	(3,247)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	65,388
Unrealized depreciation in value of investments during the period	(34,923)

Net gain on investments	30,465

Net increase in net assets resulting from operations	$27,218

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP GROWTH PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(3,247)	$(3,739)
Realized net gain on investments	65,388	93,187
Unrealized depreciation	(34,923)	(17,533)

Net increase in net assets resulting from operations	27,218	71,915

Dividends to shareholders from (Note 1E): (1)
Net investment income	(–)	(–)
Realized gains on investment transactions	(52,471)	(24,477)

	(52,471)	(24,477)

Capital share transactions (2)	(26,068)	(30,641)

Total increase (decrease)	(51,321)	16,797
NET ASSETS
Beginning of period	605,881	589,084

End of period	$554,560	$605,881

Undistributed net investment loss	$(28)	$(22)

(1)See "Financial Highlights" on page 287.

(2) Shares issued from sale of shares	1,960	2,750
Shares issued from reinvestment of dividend and/or capital gains distribution	5,260	2,334
Shares redeemed	(9,401)	(8,156)

Decrease in outstanding capital shares	(2,181)	(3,072)

Value issued from sale of shares	$21,281	$27,480
Value issued from reinvestment of dividend and/or capital gains distribution	52,471	24,477
Value redeemed	(99,820)	(82,598)

Decrease in outstanding capital	$(26,068)	$(30,641)

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP GROWTH PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,

2006	2005	2004	2003	2002

Net asset value, beginning of period	$10.4866	$9.6810	$8.4703	$6.2388	$7.9770
Income (loss) from investment operations:
Net investment loss	(0.0584)	(0.0647)	(0.0741)	(0.0485)	(0.0458)
Net realized and unrealized gain (loss) on investments	0.5883	1.3116	1.2848	2.2800	(1.6924)

Total from investment operations	0.5299	1.2469	1.2107	2.2315	(1.7382)

Less distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
Capital gains	(1.0416)	(0.4413)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(1.0416)	(0.4413)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$9.9749	$10.4866	$9.6810	$8.4703	$6.2388

Total return	5.05%	12.88%	14.29%	35.77%	-21.79%
Net assets, end of period (in millions)	$555	$606	$589	$544	$279
Ratio of expenses to average net assets including expense waiver	1.15%	1.16%	1.17%	1.15%	1.15%
Ratio of net investment loss to average net assets including expense waiver	-0.55%	-0.63%	-0.82%	-0.88%	-0.66%
Ratio of expenses to average net assets excluding expense waiver	1.16%	1.16	%(1)	1.17	%(1)	1.15	%(1)	1.15	%(1)
Ratio of net investment loss to average net assets excluding expense waiver	-0.56%	-0.63	%(1)	-0.82	%(1)	-0.88	%(1)	-0.66	%(1)
Portfolio turnover rate	94%	71%	96%	86%	35%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Small Cap Value Portfolio
      December 31, 2006

W&R Target Funds, Inc. - Small Cap Value Portfolio is subadvised by BlackRock Capital Management, Inc.*

Below, Wayne J. Archambo, CFA, portfolio manager of the W&R Target Funds, Inc. - Small Cap Value Portfolio, discusses the Portfolio's positioning, performance and results for the fiscal year. He has managed the Portfolio for 23 months and has 24 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

The Portfolio increased 16.84 percent for the 12 months ended Dec. 31, 2006 while the Russell 2000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) increased 23.46 percent during the same period. The Lipper Variable Annuity Small-Cap Value Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 17.46 percent over the period.

STYLE
VALUE	BLEND	GROWTH
			LARGE	CAPITALIZATION
MEDIUM
	X		SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

Merger-and-acquisition activity bolsters domestic equity

The U.S. equity markets closed 2006 with solid double-digit gains as investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices and expectations for a "soft landing" for the domestic economy. In an effort to ease economic growth and quell inflationary pressure, the Federal Reserve raised their target for short-term interest rates by 25 basis points four times during the year. The final increase, which came at the end of June when the target Fed Funds Rate stood at 5.25 percent, helped to spark a strong rally in the equity markets that carried through the third and fourth quarters.

In addition, robust merger-and-acquisition activity bolstered domestic equity returns, particularly among smaller capitalization stocks, as an increasing number of cash-rich companies and private equity funds took advantage of easy credit and put their significant cash balances to work. In this environment, small-cap stocks outperformed their large-cap counterparts, extending a multi-year trend. From a style perspective, value significantly outpaced growth across the market capitalization spectrum. On a benchmark-relative basis in 2006, gains in consumer discretionary and industrials were overshadowed by weakness in financials and information technology.

Financial sector disappointed

Despite fears of a slowdown in consumer spending, apparel and specialty retailers were key performance drivers in consumer discretionary as lower gas prices and a healthy job market kept America shopping. Within the Portfolio, stock selection among retailers added the greatest value, benefiting in part from continued merger-and-acquisition activity within the sector. Within industrials, the positive impact of stock selection and an overweight position drove favorable sector comparisons.

However, the Portfolio underperformed the Russell 2000 Value Index in financials, and this dragged down our overall results. Within the sector, an overweight in capital markets companies and an underweight in the thrifts and mortgage finance sub-sector added value. These relative gains were overshadowed by the negative impact of an underweight in Real Estate Investment Trusts (REITs) and disappointing stock selection in insurance and commercial banks. We continue to believe REITs are unattractive from both a valuation and yield standpoint, and we are maintaining our underweight going into the new year.

In the information technology sector, relative returns benefited from stock selection and an underweight in communications equipment companies and a lack of exposure to the internet software and services area. However, the negative impact of lackluster performance from several software and information technology service holdings led to underperformance in the sector.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Brink's Company (The)	Decreased
DJO Incorporated	New to Top 10
Electronics for Imaging	New to Top 10
Hain Celestial Group, Inc. (The)	New to Top 10
Imation Corp.	New to Top 10
Orient-Express Hotels Ltd.	New to Top 10
Per-Se Technologies, Inc.	New to Top 10
Piper Jaffray Companies	New to Top 10
Texas Industries, Inc.	New to Top 10
Tibco Software Inc.	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Jarden Corporation and Washington Group International, Inc. Seven Top 10 Equity Holdings at 12-31-05, Affiliated Managers Group, Inc., Banta Corporation, Gaylord Entertainment Company, Gold Banc Corporation, Inc., Max Re Capital Ltd., Thomas & Betts Corporation and Walter Industries, Inc. were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Our outlook

Going into 2007, Portfolio positioning relative to the benchmark included a modest overweighting in the consumer, industrials and health care sectors and underweighting in technology, utilities and financials (primarily driven by underweight exposure to REITs and banks). From a portfolio management perspective, we continue to focus on what we feel are higher quality, small-cap companies with attractive valuations, solid business fundamentals and look to catalysts for stock price gains. Given ample liquidity in the market, easy credit standards and the growing number of larger cap companies and private equity funds looking to put their substantial cash balances to work, we believe the Portfolio likely will continue to benefit from what may prove to be another record year for merger-and-acquisition activity.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Investing in small-cap stocks may carry more risk than investing in stock of larger, more established companies. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

*Please note that, effective September 29, 2006, the Portfolio's subadvisor changed from BlackRock Financial Management, Inc. to BlackRock Capital Management, Inc. due to the contribution by Merrill Lynch & Co., Inc. of its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. to form a new asset management company. Between September 29, 2006 and February 2, 2007, BlackRock Capital Management, Inc. served as an interim subadvisor.

Comparison of Change in Value of
$10,000 Investment
W&R Target Small Cap Value Portfolio (1)	$22,903
Russell 2000 Value Index (2)	$26,907
Lipper Variable Annuity Small-Cap Value Funds Universe Average (2)	$25,512

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes (including income) was effected as of September 30, 1997.

		W&R TARGET SMALL CAP VALUE PORTFOLIO	RUSSELL 2000 VALUE INDEX	LIPPER VARIABLE ANNUITY SMALL-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 10/1/97		10,000	10,000	10,000
DEC	1997	10,229	10,163	9,757
DEC	1998	9,539	9,524	9,204
DEC	1999	9,246	9,377	9,620
DEC	2000	11,835	11,542	11,626
DEC	2001	13,679	13,154	13,387
DEC	2002	10,947	11,658	11,712
DEC	2003	16,363	17,029	16,631
DEC	2004	18,821	20,820	20,179
DEC	2005	19,602	21,794	21,721
DEC	2006	22,903	26,907	25,512

Average Annual Total Return (3)

1-year period ended 12-31-06	16.84%
5-year period ended 12-31-06	10.86%
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	9.37%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)10-1-97 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

The Advantus Small Company Value Portfolio was reorganized as the W&R Target Small Cap Value Portfolio on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of the W&R Target Small Cap Value Portfolio. If those expenses were reflected, performance of the W&R Target Small Cap Value Portfolio would differ.

SHAREHOLDER SUMMARY OF SMALL CAP VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Small Cap Value Portfolio had net assets totaling $198,672,395 invested in a diversified portfolio of:

91.58%	Domestic Common Stocks
6.15%	Foreign Common Stocks
2.27%	Cash and Cash Equivalents

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Financial Services Stocks	$21.26
Business Equipment and Services Stocks	$12.37
Technology Stocks	$10.41
Consumer Nondurables Stocks	$9.81
Consumer Services Stocks	$7.65
Retail Stocks	$6.86
Health Care Stocks	$6.30
Capital Goods Stocks	$5.95
Energy Stocks	$4.99
Shelter Stocks	$4.10
Utilities Stocks	$3.37
Consumer Durables Stocks	$2.47
Cash and Cash Equivalents	$2.27
Miscellaneous Stocks	$2.19

The Investments of Small Cap Value Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 2.04%
K&F Industries Holdings, Inc.*	50,500	$1,146,855
LMI Aerospace, Inc.*	62,100	958,824
Orbital Sciences Corporation*	109,100	2,011,804
		4,117,483
Aluminum - 0.94%
Century Aluminum Company*	41,670	1,862,024

Apparel - 1.79%
Payless ShoeSource, Inc.*	64,200	2,107,044
Phillips-Van Heusen Corporation	28,968	1,453,325
		3,560,369
Banks - 10.83%
Boston Private Financial Holdings, Inc.	91,600	2,581,288
Cathay General Bancorp	44,400	1,533,354
Central Pacific Financial Corp.	47,400	1,837,224
Columbia Banking System, Inc.	29,300	1,028,577
First Midwest Bancorp, Inc.	75,800	2,930,428
First Niagara Financial Group, Inc.	199,100	2,956,635
First State Bancorporation	42,600	1,054,563
KBW, Inc.*	69,700	2,048,483
Taylor Capital Group, Inc.	39,500	1,442,935
Umpqua Holdings Corporation	79,401	2,335,977
Wintrust Financial Corporation	36,900	1,772,123
		21,521,587
Broadcasting - 0.44%
Outdoor Channel Holdings, Inc.*	68,200	873,301

Business Equipment and Services - 9.55%
Brink's Company (The)	78,900	5,043,288
CACI International Inc*	27,600	1,559,400
Education Realty Trust, Inc.	105,000	1,550,850
H&E Equipment Services, Inc.*	40,600	1,005,256
Lennox International Inc.	80,728	2,471,084
MSC Industrial Direct Co., Inc.	26,700	1,045,305
Sunterra Corporation*	39,036	469,408
Waste Connections, Inc.*	71,700	2,979,135
Watson Wyatt & Company Holdings, Inc., Class A	63,100	2,848,965
		18,972,691
Capital Equipment - 3.02%
Actuant Corporation, Class A	29,000	1,381,850
Astec Industries, Inc.*	48,100	1,686,626
Gardner Denver, Inc.*	55,600	2,074,436
Goodman Global, Inc.*	49,219	846,567
		5,989,479
Communications Equipment - 1.40%
Dycom Industries, Inc.*	30,500	644,160
Emulex Corporation*	55,800	1,088,658
LoJack Corporation*	61,214	1,044,311
		2,777,129
Computers - Peripherals - 5.58%
Electronics for Imaging, Inc.*	125,400	3,332,505
Imation Corp.	73,500	3,412,605
Lawson Software, Inc.*	148,300	1,095,196
TIBCO Software Inc.*	343,300	3,239,035
		11,079,341
Construction Materials - 1.53%
Texas Industries, Inc.	47,300	3,038,079

Containers - 3.12%
AptarGroup, Inc.	19,051	1,124,771
Jarden Corporation*	68,350	2,377,896
Silgan Holdings Inc.	61,289	2,689,361
		6,192,028
Cosmetics and Toiletries - 0.91%
Nu Skin Enterprises, Inc., Class A	98,761	1,800,413

Electronic Components - 1.39%
PMC-Sierra, Inc.*	158,500	1,061,950
Varian Semiconductor Equipment Associates, Inc.*	37,400	1,702,448
		2,764,398
Finance Companies - 1.75%
Hanover Insurance Group, Inc. (The)	42,781	2,087,713
Jackson Hewitt Tax Service Inc.	40,700	1,382,579
		3,470,292
Food and Related - 3.99%
Hain Celestial Group, Inc. (The)*	117,600	3,665,004
Pilgrim's Pride Corporation	44,300	1,303,749
Ralcorp Holdings, Inc.*	57,900	2,946,531
		7,915,284
Health Care - Drugs - 1.12%
Axcan Pharma Inc.*	156,084	2,225,758

Health Care - General - 3.83%
DJO Incorporated*	122,377	5,240,183
Hologic, Inc.*	38,916	1,838,392
PolyMedica Corporation	13,200	533,478
		7,612,053
Hospital Supply and Management - 1.35%
Magellan Health Services, Inc.*	62,200	2,684,552

Hotels and Gaming - 5.65%
Morgans Hotel Group Co.*	38,447	650,715
Orient-Express Hotels Ltd.	105,700	5,001,724
Pinnacle Entertainment, Inc.*	70,300	2,329,742
Shuffle Master, Inc.*	64,100	1,678,458
Vail Resorts, Inc.*	34,894	1,563,949
		11,224,588
Insurance - Property and Casualty - 3.79%
Aspen Insurance Holdings Limited	95,900	2,527,924
Endurance Specialty Holdings Ltd.	60,740	2,221,869
Platinum Underwriters Holdings, Ltd.	89,700	2,775,318
		7,525,111
Leisure Time Industry - 0.40%
Marvel Entertainment, Inc.*	29,100	783,081

Motion Pictures - 1.16%
Regal Entertainment Group	107,800	2,298,296

Motor Vehicle Parts - 2.47%
Copart, Inc.*	64,500	1,935,645
Directed Electronics, Inc.*	95,338	1,090,190
Tenneco Automotive Inc.*	76,300	1,886,136
		4,911,971
Non-Residential Construction - 1.40%
Washington Group International, Inc.*	46,600	2,785,748

Petroleum - Domestic - 1.61%
Comstock Resources, Inc.*	48,300	1,500,198
Goodrich Petroleum Corporation*	47,166	1,706,466
		3,206,664
Petroleum - Services - 3.38%
Cal Dive International, Inc.*	95,800	1,202,290
Hercules Offshore, Inc.*	48,803	1,409,919
Hornbeck Offshore Services, Inc.*	36,077	1,287,949
Oceaneering International, Inc.*	35,700	1,417,290
Universal Compression Holdings, Inc.*	22,600	1,403,686
		6,721,134
Real Estate Investment Trust - 4.10%
Arbor Realty Trust, Inc.	46,300	1,393,167
BioMed Realty Trust, Inc.	60,300	1,724,580
Corporate Office Properties Trust	40,100	2,023,847
DCT Industrial Trust Inc.*	117,300	1,384,140
Innkeepers USA Trust	104,200	1,615,100
		8,140,834
Restaurants - 0.88%
Landry's Restaurants, Inc.	58,344	1,755,571

Retail - General Merchandise - 2.19%
BJ's Wholesale Club, Inc.*	76,900	2,392,359
Saks Incorporated	109,700	1,954,854
		4,347,213
Retail - Specialty Stores - 3.79%
Big 5 Sporting Goods Corporation	49,200	1,200,726
Borders Group, Inc.	80,800	1,805,880
Genesco Inc.*	53,700	2,003,010
Guitar Center, Inc.*	17,700	803,757
Hot Topic, Inc.*	99,100	1,321,498
Talbots, Inc. (The)	16,037	386,492
		7,521,363
Savings and Loans - 1.60%
Sterling Financial Corporation	55,421	1,873,230
WSFS Financial Corporation	19,589	1,311,288
		3,184,518
Security and Commodity Brokers - 3.29%
GFI Group Inc.*	19,500	1,213,095
National Financial Partners Corp.	17,974	790,317
Piper Jaffray Companies*	69,400	4,521,410
		6,524,822
Timesharing and Software - 2.82%
Hyperion Solutions Corporation*	51,100	1,834,745
Per-Se Technologies, Inc.*	111,900	3,108,022
TradeStation Group, Inc.*	47,700	655,637
		5,598,404
Trucking and Shipping - 1.25%
Kirby Corporation*	72,800	2,484,664

Utilities - Electric - 3.37%
Black Hills Corporation	59,200	2,186,848
ITC Holdings Corp.	44,400	1,771,560
PNM Resources, Inc.	88,000	2,736,800
		6,695,208

TOTAL COMMON STOCKS - 97.73%		$194,165,451

(Cost: $173,583,118)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 0.83%
Alcoa Incorporated,
5.31%, 1-2-07	$1,646	1,645,757

Finance Companies - 0.75%
Prudential Funding LLC,
5.24%, 1-18-07	1,500	1,496,289

TOTAL SHORT-TERM SECURITIES - 1.58%		$3,142,046

(Cost: $3,142,046)

TOTAL INVESTMENT SECURITIES - 99.31%		$197,307,497

(Cost: $176,725,164)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.69%		1,364,898

NET ASSETS - 100.00%		$198,672,395

Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      SMALL CAP VALUE PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $176,725) (Notes 1 and 3)	$197,307
Cash	1
Receivables:
Investment securities sold	1,296
Portfolio shares sold	167
Dividends and interest	150

Total assets	198,921

LIABILITIES
Payable for investment securities purchased	159
Payable to Portfolio shareholders	53
Accrued management fee (Note 2)	14
Accrued accounting services fee (Note 2)	5
Accrued service fee (Note 2)	4
Accrued shareholder servicing (Note 2)	1
Other	13

Total liabilities	249

Total net assets	$198,672

NET ASSETS
$0.001 par value capital stock:
Capital stock	$13
Additional paid-in capital	174,920
Accumulated undistributed income:
Accumulated undistributed net investment income	7
Accumulated undistributed net realized gain on investment transactions	3,150
Net unrealized appreciation in value of investments	20,582

Net assets applicable to outstanding units of capital	$198,672

Net asset value, redemption and offering price per share	$15.6884

Capital shares outstanding	12,664
Capital shares authorized	60,000

See Notes to Financial Statements.

Statement of Operations
      SMALL CAP VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends	$2,105
Interest and amortization	303

Total income	2,408

Expenses (Note 2):
Investment management fee	1,540
Service fee	453
Accounting services fee	67
Custodian fees	16
Legal fees	16
Audit fees	11
Shareholder servicing	7
Other	33

Total expenses	2,143

Net investment income	265

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	18,711
Unrealized appreciation in value of investments during the period	8,971

Net gain on investments	27,682

Net increase in net assets resulting from operations	$27,947

See Notes to Financial Statements.

Statement of Changes in Net Assets
      SMALL CAP VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$265	$13
Realized net gain on investments	18,711	24,167
Unrealized appreciation (depreciation)	8,971	(17,502)

Net increase in net assets resulting from operations	27,947	6,678

Dividends to shareholders from (Note 1E): (1)
Net investment income	(270)	(–)
Realized gains on investment transactions	(15,464)	(25,297)

	(15,734)	(25,297)

Capital share transactions (2)	26,475	46,972

Total increase	38,688	28,353
NET ASSETS
Beginning of period	159,984	131,631

End of period	$198,672	$159,984

Undistributed net investment income	$7	$12

(1)See "Financial Highlights" on page 301.

(2) Shares issued from sale of shares	2,152	2,073
Shares issued from reinvestment of dividend and/or capital gains distribution	1,003	1,735
Shares redeemed	(1,462)	(751)

Increase in outstanding capital shares	1,693	3,057

Value issued from sale of shares	$33,671	$34,181
Value issued from reinvestment of dividend and/or capital gains distribution	15,734	25,297
Value redeemed	(22,930)	(12,506)

Increase in outstanding capital	$26,475	$46,972

See Notes to Financial Statements.

Financial Highlights
      SMALL CAP VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended December 31,

	2006	2005		2004		2003		2002

Net asset value, beginning of period	$14.5826		$16.6329		$15.2013		$10.2000	$12.7000

Income (loss) from investment operations:
Net investment income (loss)	0.0226		0.0012		(0.0569)		(0.0364)	0.0000
Net realized and unrealized gain (loss) on investments	2.4333		0.6886		2.3402		5.0377	(2.5000)

Total from investment operations	2.4559		0.6898		2.2833		5.0013	(2.5000)

Less distributions from:
Net investment income	(0.0232)		(0.0000)		(0.0000)		(0.0000)	(0.0000)
Capital gains	(1.3269)		(2.7401)		(0.8517)		(0.0000)	(0.0000)

Total distributions	(1.3501)		(2.7401)		(0.8517)		(0.0000)	(0.0000)

Net asset value, end of period	$15.6884		$14.5826		$16.6329		$15.2013	$10.2000

Total return	16.84%		4.15%		15.02%		49.48%	-19.98%
Net assets, end of period (in millions)	$199		$160		$132		$96	$55
Ratio of expenses to average net assets including expense waiver	1.18%		1.20%		1.23%		1.15%	1.10%
Ratio of net investment income (loss) to average net assets including expense waiver	0.15%		0.01%		-0.43%		-0.34%	-0.43%
Ratio of expenses to average net assets excluding expense waiver	1.18	%(1)	1.20	%(1)	1.23	%(1)	1.19%	1.17%
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.15	%(1)	0.01	%(1)	-0.43	%(1)	-0.38%	-0.50%
Portfolio turnover rate	131%		166%		32%		51%	39%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Value Portfolio
      December 31, 2006

Below, Matthew T. Norris, CFA, portfolio manager of the W&R Target Funds, Inc. - Value Portfolio, discusses positioning, performance and results for the fiscal year ended Dec. 31, 2006. He has managed the Portfolio for three years and has 15 years of industry experience.

Please note that the Portfolio's performance data does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the W&R Target Funds, Inc.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Portfolio's equity investment style and the size of companies in the Portfolio, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Portfolio rose 16.88 percent for the 12 months ended Dec. 31, 2006, less than its benchmark index. The Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) increased 22.25 percent during the same period. By comparison, the Lipper Variable Annuity Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 19.00 percent for the period.

Financials were weak

Some of our financial and industrial holdings did not perform as expected, and this contributed to the relative weakness of our results. Our portfolio weightings in government-sponsored housing lenders Freddie Mac and Fannie Mae, among our larger holdings at the start of the fiscal year, were reduced. We also sold General Electric Company, a Top 10 Equity Holding a year ago that did not keep pace with the market's advance this past year. Another liquidation this past fiscal year from our portfolio was Mellon Financial Corporation, a Top 10 Equity Holding a year ago. During the final quarter of the year, the Bank of New York's parent company announced plans to buy the Pittsburgh-based financial services firm.

Overall, we invest in stocks that we feel are undervalued relative to their prospects, yet strongly focused on risk management. We attempt to diversify investments in an effort to minimize the impact from macro events, which we believe are unpredictable. We do not attempt to focus on forecasting such things as gross domestic product growth, the future level of interest rates or the price of oil. Accordingly, the Portfolio is diversified across holdings such that a major shift in any one of these variables likely would not have a substantial effect on performance.

The Portfolio concluded the calendar year with a positioning squarely between the S&P 500 Index (a broad measure of large-cap stock performance) and the Russell 1000 Value Index, focusing over the past 12 months on individual stock selection and not making large industry or sector bets. The Portfolio did not have a substantial overweight or underweight in any particular sector.

Changes to Top 10 Equity Holdings Dec. 31, 2006 compared to Dec. 31, 2005
Company	Change in weighting

Altria Group, Inc.	New to Top 10
Bank of America Corporation	Increased
ChevronTexaco Corporation	Decreased
Citigroup Inc.	Decreased
Exxon Mobil Corporation	Increased
Hewlett-Packard Company	New to Top 10
J.P. Morgan Chase & Co.	Increased
Morgan Stanley	New to Top 10
St. Paul Companies, Inc. (The)	Increased
UnumProvident Corporation	New to Top 10

No longer among Top 10 Equity Holdings as of 12-31-06 but still in the Portfolio were Freddie Mac and Fannie Mae. General Electric Company and Mellon Financial Corporation, Top 10 Equity Holdings at 12-31-05, were eliminated during the fiscal period. See your advisor for more information on the Portfolio's most recently published Top 10 Equity Holdings.

Healthy economy drove market results

The equity market had a strong year, with most indices showing positive returns, many of which came in the fourth quarter. Lower energy prices, a halt to Federal Reserve interest rate increases, lack of inflation and solid corporate profitability all factored into this environment. In addition, small- and mid-capitalization stocks generally performed better than large-capitalization stocks. Overall, the economy remained healthy and inflation remained under control.

Meanwhile, the market advance was lead by the telecommunications, real estate and capital markets sectors. Weaker value style areas included transportation and insurance (somewhat surprising considering there were no major catastrophes, such as last year's Hurricane Katrina). Health care and technology were the weakest sectors in the overall market, with growth style stocks generally not performing as well as value stocks.

Our outlook

Going forward, we intend to stay with the process that has served us well in the past. There are no changes in the management philosophy of the Portfolio, which remains fully invested with very little cash. We have recently found companies of interest in the unregulated utility sector as well as the technology and insurance sectors. We continue to search diligently, one company at a time, for holdings that we feel offer good value investment opportunities as we believe this is the best way to achieve strong, consistent returns over a full market cycle.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. Value stocks are stock of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio's manager, undervalued. The value of a security believed by the Portfolio's manager to be undervalued may never reach what is believed to be its full value, or such security's value may decrease. These and other risks are more fully described in the Portfolio's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

W&R Target Value Portfolio (1)	$15,601
Russell 1000 Value Index (2)	$16,005
Lipper Variable Annuity Large-Cap Value Funds Universe Average (2)	$14,175

(1)The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

		W&R TARGET VALUE PORTFOLIO	RUSSELL 1000 VALUE INDEX	LIPPER VARIABLE ANNUITY LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

Inception 5/01/01		10,000	10,000	10,000
DEC	2001	10,203	9,557	9,718
DEC	2002	8,907	8,074	7,879
DEC	2003	11,144	10,499	10,182
DEC	2004	12,782	12,229	11,371
DEC	2005	13,348	13,092	11,912
DEC	2006	15,601	16,005	14,175

Average Annual Total Return (3)

1-year period ended 12-31-06	16.88%
5-year period ended 12-31-06	8.86%
10-year period ended 12-31-06	-
Since inception of Portfolio (4) through 12-31-06	8.16%

(3)Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)5-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

SHAREHOLDER SUMMARY OF VALUE PORTFOLIO

Portfolio Highlights

On December 31, 2006, W&R Target Value Portfolio had net assets totaling $373,731,096 invested in a diversified portfolio of:

93.09%	Domestic Common Stocks
3.74%	Cash and Cash Equivalents
3.17%	Foreign Common Stocks

As a shareholder of the Portfolio, for every $100 you had invested on December 31, 2006, your Portfolio owned:

Financial Services Stocks	$34.26
Energy Stocks	$12.62
Technology Stocks	$12.61
Utilities Stocks	$8.27
Health Care Stocks	$8.23
Miscellaneous Stocks	$4.83
Multi-Industry Stocks	$3.88
Cash and Cash Equivalents	$3.74
Retail Stocks	$3.14
Capital Goods	$3.06
Consumer Nondurables Stocks	$2.83
Raw Materials Stocks	$2.53

The Investments of Value Portfolio
December 31, 2006
COMMON STOCKS	Shares	Value

Aircraft - 2.75%
Lockheed Martin Corporation	43,000	$3,959,010
Raytheon Company	119,700	6,320,160
		10,279,170
Banks - 10.52%
Bank of America Corporation	329,200	17,575,988
Citigroup Inc.	191,106	10,644,604
National City Corporation	58,200	2,127,792
Wachovia Corporation	86,200	4,909,090
Wells Fargo & Company	114,700	4,078,732
		39,336,206
Beverages - 1.52%
Diageo plc, ADR	71,800	5,694,458

Business Equipment and Services - 0.98%
Waste Management, Inc.	99,400	3,654,938

Capital Equipment - 0.91%
Illinois Tool Works Inc.	73,300	3,385,727

Chemicals - Petroleum and Inorganic - 1.04%
E.I. du Pont de Nemours and Company	79,600	3,877,316

Chemicals - Specialty - 1.49%
Air Products and Chemicals, Inc.	36,700	2,579,276
Mosaic Company*	140,800	3,007,488
		5,586,764
Communications Equipment - 0.86%
Cisco Systems, Inc.*	64,100	1,749,609
Nokia Corporation, Series A, ADR*	71,300	1,448,816
		3,198,425
Computers - Main and Mini - 5.59%
Hewlett-Packard Company (A)	396,200	16,319,478
Xerox Corporation*	269,300	4,564,635
		20,884,113
Computers - Peripherals - 0.95%
Adobe Systems Incorporated (A)*	86,800	3,566,178

Defense - 1.90%
Armor Holdings, Inc.*	48,300	2,649,255
General Dynamics Corporation	59,800	4,446,130
		7,095,385
Electronic Components - 0.56%
Motorola, Inc.	102,700	2,111,512

Finance Compaines - 5.35%
Capital One Financial Corporation (A)	77,400	5,945,868
Fannie Mae	117,300	6,966,447
Freddie Mac	104,100	7,068,390
		19,980,705
Food and Related - 1.31%
General Mills, Inc.	85,200	4,907,520

Furniture and Furnishings - 0.75%
Masco Corporation	93,900	2,804,793

Health Care - Drugs - 3.59%
Endo Pharmaceuticals Holdings Inc.*	57,000	1,571,205
McKesson Corporation	110,100	5,582,070
Pfizer Inc.	242,100	6,270,390
		13,423,665
Health Care - General - 1.93%
Boston Scientific Corporation (A)*	196,700	3,379,306
Da Vita Inc.*	67,500	3,839,400
		7,218,706
Hospital Supply and Management - 2.71%
Aetna Inc.	107,000	4,620,260
Coventry Health Care, Inc. (A)*	110,100	5,510,505
		10,130,765
Insurance - Life - 3.73%
UnumProvident Corporation	671,100	13,945,458

Insurance - Property and Casualty - 5.62%
Assurant, Inc.	69,100	3,817,775
Everest Re Group, Ltd. (A)	48,000	4,709,280
MBIA Inc.	31,700	2,316,002
St. Paul Companies, Inc. (The)	188,901	10,142,095
		20,985,152
Metal Fabrication - 2.15%
Loews Corporation, Carolina Group	123,900	8,018,808

Motion Pictures - 0.33%
News Corporation Limited, Class A	56,900	1,222,212

Multiple Industry - 3.88%
Altria Group, Inc.	147,700	12,675,614
Genworth Financial, Inc.	53,800	1,840,498
		14,516,112
Petroleum - International - 12.62%
Anadarko Petroleum Corporation	82,400	3,586,048
ChevronTexaco Corporation	171,200	12,588,336
ConocoPhillips	65,000	4,676,750
Devon Energy Corporation	75,000	5,031,000
Exxon Mobil Corporation	277,604	21,272,795
		47,154,929
Railroad - 1.71%
Union Pacific Corporation	69,400	6,386,188

Real Estate Investment Trust - 1.06%
Duke Realty Corporation	97,000	3,967,300

Restaurants - 1.12%
McDonald's Corporation	94,224	4,176,950

Retail - General Merchandise - 1.86%
Dollar General Corporation (A)	203,100	3,261,786
Family Dollar Stores, Inc.	125,800	3,689,714
		6,951,500
Retail - Specialty Stores - 0.16%
Home Depot, Inc. (The)	15,000	602,400

Security and Commodity Brokers - 9.04%
Bear Stearns Companies Inc. (The)	29,000	4,720,620
CIT Group Inc.	81,800	4,561,986
J.P. Morgan Chase & Co.	337,788	16,315,160
Morgan Stanley	100,500	8,183,715
		33,781,481
Utilities - Electric - 3.71%
Energy East Corporation	153,900	3,816,720
Exelon Corporation	36,300	2,246,607
Mirant Corporation*	114,700	3,621,079
NRG Energy, Inc.*	74,800	4,189,548
		13,873,954
Utilities - Gas and Pipeline - 1.27%
FirstEnergy Corp.	78,600	4,732,506

Utilities - Telephone - 3.29%
AT&T Inc.	214,700	7,675,525
Verizon Communications Inc.	124,000	4,617,760
		12,293,285

TOTAL COMMON STOCKS - 96.26%		$359,744,581

(Cost: $283,380,775)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Aluminum - 0.86%
Alcoa Incorporated,
5.31%, 1-2-07	$3,201	3,200,528

Beverages - 0.39%
Concentrate Manufacturing Company of Ireland (The) (PepsiCo, Inc.),
5.24%, 1-3-07	1,458	1,457,575

Electronic Components - 1.34%
United Technologies Corporation,
5.3%, 1-4-07	5,000	4,997,792

Finance Companies - 0.80%
Prudential Funding LLC,
5.24%, 1-18-07	3,000	2,992,577

Health Care - General - 0.80%
Johnson & Johnson,
5.22%, 1-12-07	3,000	2,995,215

Utilities - Telephone - 0.53%
BellSouth Corporation,
5.32%, 1-11-07	2,000	1,997,044

TOTAL SHORT-TERM SECURITIES - 4.72%		$17,640,731

(Cost: $17,640,731)

TOTAL INVESTMENT SECURITIES - 100.98%		$377,385,312

(Cost: $301,021,506)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.98%)		(3,654,216)

NET ASSETS - 100.00%		$373,731,096

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Portfolio's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written options outstanding at December 31, 2006. (See Note 5 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Adobe Systems Incorporated	868	January/47.5	$38,192	$3,472
Boston Scientific Corporation:	672	January/19	12,096	6,720
	672	February/19	19,488	16,700
	623	March/19	15,824	24,465
Hewlett-Packard Company	453	January/45	19,932	2,265

			$105,532	$53,622

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Capital One Financial Corporation	120	January/75	$20,039	$9,000
Coventry Health Care, Inc.	159	January/43.375	23,372	1,193
Dollar General Corporation	784	January/12.5	24,695	1,960
Everest Re Group, Ltd.	107	January/95	11,984	3,745

			$80,090	$15,898

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE PORTFOLIO
      December 31, 2006
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $301,022) (Notes 1 and 3)	$377,385
Cash	2
Receivables:
Dividends and interest	283
Portfolio shares sold	109

Total assets	377,779

LIABILITIES
Payable for investment securities purchased	3,670
Payable to Portfolio shareholders	241
Outstanding written options - at value (premium received - $186) (Note 5)	70
Accrued management fee (Note 2)	22
Accrued accounting services fee (Note 2)	10
Accrued service fee (Note 2)	8
Accrued shareholder servicing (Note 2)	1
Other	26

Total liabilities	4,048

Total net assets	$373,731

NET ASSETS
$0.001 par value capital stock:
Capital stock	$55
Additional paid-in capital	295,965
Accumulated undistributed income:
Accumulated undistributed net investment income	33
Accumulated undistributed net realized gain on investment transactions	1,198
Net unrealized appreciation in value of investments	76,480

Net assets applicable to outstanding units of capital	$373,731

Net asset value, redemption and offering price per share	$6.7426

Capital shares outstanding	55,428
Capital shares authorized	120,000

See Notes to Financial Statements.

Statement of Operations
      VALUE PORTFOLIO
      For the Fiscal Year Ended December 31, 2006
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $2)	$7,151
Interest and amortization	352

Total income	7,503

Expenses (Note 2):
Investment management fee	2,458
Service fee	878
Accounting services fee	108
Custodian fees	17
Audit fees	15
Shareholder servicing	13
Legal fees	11
Other	72

Total	3,572
Less waiver of investment management fee (Notes 2 and 9)	(9)

Total expenses	3,563

Net investment income	3,940

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	15,307
Realized net gain on written options	944

Realized net gain on investments	16,251

Unrealized appreciation in value of securities during the period	35,111
Unrealized appreciation in value of written options during the period	100

Unrealized appreciation in value of investments during the period	35,211

Net gain on investments	51,462

Net increase in net assets resulting from operations	$55,402

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE PORTFOLIO
      (In Thousands)

	For the fiscal year ended December 31,
	2006	2005

INCREASE IN NET ASSETS
Operations:
Net investment income	$3,940	$4,990
Realized net gain on investments	16,251	23,961
Unrealized appreciation (depreciation)	35,211	(13,690)

Net increase in net assets resulting from operations	55,402	15,261

Dividends to shareholders from (Note 1E): (1)
Net investment income	(3,900)	(4,982)
Realized gains on investment transactions	(14,654)	(18,254)

	(18,554)	(23,236)

Capital share transactions (2)	(16,172)	20,678

Total increase	20,676	12,703
NET ASSETS
Beginning of period	353,055	340,352

End of period	$373,731	$353,055

Undistributed net investment income (loss)	$33	$(7)

(1)See "Financial Highlights" on page 314.

(2)Shares issued from sale of shares	3,808	5,885
Shares issued from reinvestment of dividend and/or capital gains distribution	2,751	3,828
Shares redeemed	(9,294)	(6,247)

Increase (decrease) in outstanding capital shares	(2,735)	3,466

Value issued from sale of shares	$24,609	$37,102
Value issued from reinvestment of dividend and/or capital gains distribution	18,554	23,236
Value redeemed	(59,335)	(39,660)

Increase (decrease) in outstanding capital	$(16,172)	$20,678

See Notes to Financial Statements.

Financial Highlights
      VALUE PORTFOLIO
      For a Share of Capital Stock Outstanding Throughout Each Period:

For the fiscal year ended December 31,

2006	2005	2004	2003	2002

Net asset value, beginning of period	$6.0701	$6.2226	$5.4790	$4.4016	$5.0815

Income (loss) from investment operations:
Net investment income	0.0747	0.0918	0.0619	0.0279	0.0348
Net realized and unrealized gain (loss) on investments	0.9499	0.1831	0.7437	1.0774	(0.6799)

Total from investment operations	1.0246	0.2749	0.8056	1.1053	(0.6451)

Less distributions from:
Net investment income	(0.0740)	(0.0916)	(0.0620)	(0.0279)	(0.0348)
Capital gains	(0.2781)	(0.3358)	(0.0000)	(0.0000)	(0.0000)

Total distributions	(0.3521)	(0.4274)	(0.0620)	(0.0279)	(0.0348)

Net asset value, end of period	$6.7426	$6.0701	$6.2226	$5.4790	$4.4016

Total return	16.88%	4.42%	14.70%	25.11%	-12.70%
Net assets, end of period (in millions)	$374	$353	$340	$269	$75
Ratio of expenses to average net assets including expense waiver	1.01%	1.02%	1.03%	1.02%	1.04%
Ratio of net investment income to average net assets including expense waiver	1.12%	1.42%	1.13%	1.06%	0.92%
Ratio of expenses to average net assets excluding expense waiver	1.02%	1.02	%(1)	1.03	%(1)	1.02	%(1)	1.04	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.11%	1.42	%(1)	1.13	%(1)	1.06	%(1)	0.92	%(1)
Portfolio turnover rate	73%	40%	78%	97%	96%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      December 31, 2006

NOTE 1 - Significant Accounting Policies

W&R Target Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is divided into the twenty-one classes that are designated the Asset Strategy Portfolio, the Balanced Portfolio, the Bond Portfolio, the Core Equity Portfolio, the Dividend Income Portfolio, the Energy Portfolio, the Global Natural Resources Portfolio, the Growth Portfolio, the High Income Portfolio, the International Growth Portfolio, the International Value Portfolio, the Limited-Term Bond Portfolio, the Micro Cap Growth Portfolio, the Mid Cap Growth Portfolio, the Money Market Portfolio, the Mortgage Securities Portfolio, the Real Estate Securities Portfolio, the Science and Technology Portfolio, the Small Cap Growth Portfolio, the Small Cap Value Portfolio and the Value Portfolio. The assets belonging to each Portfolio are held separately by the custodian. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Gold bullion is valued at the last settlement price for current delivery as calculated by the Commodity Exchange, Inc. as of the close of that exchange. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Management's valuation committee makes fair value determinations for the Fund subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Portfolio on the business day following the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 2006 the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income	Additional Paid-in Capital

Asset Strategy Portfolio	$1,548,777	$(1,548,777)	$–
Bond Portfolio	(16,545)	16,545	–
Core Equity Portfolio	(2,055,830)	2,055,830	–
Dividend Income Portfolio	(7,531)	7,531	–
Micro Cap Growth Portfolio	–	617,364	(617,364)
Science and Technology Portfolio	–	2,339,609	(2,339,609)
Small Cap Growth Portfolio	–	3,240,734	(3,240,734)

F. Repurchase agreements - Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

G. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are marked-to-market daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the forward contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the Contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. A Portfolio uses Forward Contracts to attempt to reduce the overall risk of its investments or to enhance returns.

H. Recently issued accounting standards - In June 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, in a tax return before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund will adopt FIN 48 during 2007 and its potential impact on the Fund's financial statements, if any, is currently being assessed by management. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines  fair value for purposes of financial statement presentation, establishes a hierarchy for  measuring fair value in generally accepted accounting principles and expands  financial statement disclosures about fair value measurements that are relevant  to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.   The Fund will adopt SFAS No. 157 during  2008 and its potential impact, if any, on the Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. Until September 30, 2006, the fee was payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.525%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Energy Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Global Natural Resources Portfolio	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.625%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Limited-Term Bond Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market Portfolio	All Net Assets	0.400%

Mortgage Securities Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities Portfolio	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 9), the fee is payable by each Portfolio at the following annual rates:

Portfolio	Net Asset Breakpoints	Annual Rate

Asset Strategy Portfolio	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Balanced Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Bond Portfolio	Up to $500 Million	0.485%
	Over $500 Million up to $1 Billion	0.500%
	Over $1 Billion up to $1.5 Billion	0.450%
	Over $1.5 Billion	0.400%

Core Equity Portfolio	Up to $1 Billion	0.650%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Dividend Income Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

Energy Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Global Natural Resources Portfolio	Up to $500 Million	1.000%
	Over $500 Million up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Growth Portfolio	Up to $1 Billion	0.670%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

High Income Portfolio	Up to $500 Million	0.575%
	Over $500 Million up to $1 Billion	0.600%
	Over $1 Billion up to $1.5 Billion	0.550%
	Over $1.5 Billion	0.500%

International Growth Portfolio	Up to $1 Billion	0.820%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

International Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Limited-Term Bond Portfolio	Up to $500 Million	0.455%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Micro Cap Growth Portfolio	Up to $1 Billion	0.950%
	Over $1 Billion up to $2 Billion	0.930%
	Over $2 Billion up to $3 Billion	0.900%
	Over $3 Billion	0.860%

Mid Cap Growth Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Money Market Portfolio	All Net Assets	0.400%

Mortgage Securities Portfolio	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Real Estate Securities Portfolio	Up to $1 Billion	0.900%
	Over $1 Billion up to $2 Billion	0.870%
	Over $2 Billion up to $3 Billion	0.840%
	Over $3 Billion	0.800%

Science and Technology Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Growth Portfolio	Up to $1 Billion	0.830%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Small Cap Value Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion up to $2 Billion	0.830%
	Over $2 Billion up to $3 Billion	0.800%
	Over $3 Billion	0.760%

Value Portfolio	Up to $1 Billion	0.690%
	Over $1 Billion up to $2 Billion	0.650%
	Over $2 Billion up to $3 Billion	0.600%
	Over $3 Billion	0.550%

During the fiscal year ended December 31, 2006, the following amounts were waived as a result of the reduced rates:

Asset Strategy Portfolio	$14,478
Bond Portfolio	21,386
Core Equity Portfolio	95,583
Growth Portfolio	75,616
High Income Portfolio	25,088
International Growth Portfolio	17,738
Limited-Term Bond Portfolio	7,979
Mid Cap Growth Portfolio	1,755
Science and Technology Portfolio	17,866
Small Cap Growth Portfolio	28,225
Value Portfolio	9,175

WRIMCO has agreed to waive a Portfolio's investment management fee on any Portfolio that is not sub-advised on any day that the Portfolio's net assets are less than $25 million, subject to its right to change or modify this waiver. During the fiscal year ended December 31, 2006, WRIMCO voluntarily waived investment management fees as shown in the following table:

Energy Portfolio	$29,056
Mid Cap Growth Portfolio	84,096

Advantus Capital Management, Inc. serves as subadvisor to Mortgage Securities Portfolio and Real Estate Securities Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.30% and 0.55% of the respective Portfolio's average net assets.

Mackenzie Financial Corporation (MFC) serves as subadvisor to Global Natural Resources Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

Up to $500 Million	0.500%
Over $500 Million and up to $1 Billion	0.425%
Over $1 Billion and up to $2 Billion	0.415%
Over $2 Billion and up to $3 Billion	0.400%
Over $3 Billion	0.380%

State Street Research & Management Company (SSRM) served as subadvisor to Small Cap Value Portfolio pursuant to an agreement with WRIMCO and received a fee that was equal to, on an annual basis, 0.50% of the Portfolio's average net assets. Effective January 31, 2005, the Portfolio's subadvisor changed from SSRM to BlackRock Financial Management, Inc. (BlackRock) as a result of BlackRock's acquisition of SSRM from MetLife, Inc. The shareholders approved BlackRock as the Portfolio's subadvisor at a shareholder meeting held on January 20, 2005. BlackRock receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

On September 29, 2006, Merrill Lynch & Co., Inc. (Merrill Lynch) contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. (BlackRock) to form a new asset management company (the Transaction). Prior to the Transaction, BlackRock Financial Management, Inc. (BFM), served as the subadviser for W&R Target Funds, Inc. Small Cap Value Portfolio (the Fund) pursuant to a subadvisory agreement with WRIMCO (Prior Agreement). As a result of the Transaction, BlackRock Capital Management, Inc. (BCM), an affiliate of BFM now provides equity portfolio management services to BFM's former clients, including the Fund. At a meeting of the Board of Directors held on August 29, 2006, the Directors, anticipating the Transaction, approved an Interim Subadvisory Agreement with BCM, and also approved, and recommended that shareholders of the Fund approve, a subadvisory agreement with BCM. Both the Interim Subadvisory Agreement and the proposed subadvisory agreement are on the same terms as the Prior Agreement with BFM.

At a Meeting held on February 2, 2007, Shareholders of the Fund approved the proposed new sub-advisory agreement for the Fund with BCM. There has been no change the Fund's investment goal and strategies under the new subadvisory agreement with BCM. The subadvisory fee rate payable by WRIMCO to BCM under the new agreement remains the same as under the Prior Agreement with BFM.

Templeton Investment Counsel, LLC serves as subadvisor to International Value Portfolio pursuant to an agreement with WRIMCO and receives a fee that is shown in the following table:

Net Asset Breakpoints	Annual Rate

On the first $100 Million	0.50%
On the next $100 Million	0.35%
On the next $250 Million	0.30%
On all assets exceeding $450 Million	0.25%

Wall Street Associates serves as subadvisor to Micro Cap Growth Portfolio pursuant to an agreement with WRIMCO and receives a fee that is equal to, on an annual basis, 0.50% of the Portfolio's average net assets.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

Each Portfolio also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

The Fund has adopted a Service Plan pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Portfolio may pay a fee to W&R in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

The Fund paid Directors' regular compensation of $264,972, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

The Fund has a Transfer Agency Agreement with WRSCO. For shareholder servicing provided under the agreement, the Fund reimburses WRSCO for certain out-of-pocket costs.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal period ended December 31, 2006 are summarized as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$587,482,155	$150,832,564	$33,471,633
Purchases of U.S. government obligations	17,144,114	–	79,028,532
Purchases of short-term securities	4,813,032,413	2,135,166,178	730,985,309
Purchases of bullion	40,127,710	–	–
Purchases of options	123,522	–	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	676,203,339	224,038,980	42,486,492
Proceeds from maturities and sales of U.S. government obligations	2,889,227	3,275,098	68,665,647
Proceeds from maturities and sales of short-term securities	4,686,458,372	2,129,170,407	730,350,894
Proceeds from bullion	16,210,924	–	–
Proceeds from options	17,474	–	–

	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$722,247,130	$38,518,212	$7,086,829
Purchases of U.S. government obligations	–	–	–
Purchases of short-term securities	2,938,844,515	864,781,720	142,107,862
Purchases of options	4,148,320	–	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	751,183,435	9,055,133	572,844
Proceeds from maturities and sales of U.S. government obligations	–	–	–
Proceeds from maturities and sales of short-term securities	2,998,760,373	865,044,654	141,437,000
Proceeds from options	4,837,568	–	–

	Global Natural Resources Portfolio	Growth Portfolio	High Income Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$111,372,309	$790,417,842	$141,137,217
Purchases of U.S. government obligations	–	–	–
Purchases of short-term securities	860,752,425	1,673,031,433	971,037,765
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	64,895,872	929,651,102	130,151,780
Proceeds from maturities and sales of U.S. government obligations	–	–	–
Proceeds from maturities and sales of short-term securities	861,868,441	1,682,255,559	970,987,724

	International Growth Portfolio	International Value Portfolio	Limited-Term Bond Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$209,005,472	$145,397,556	$4,784,302
Purchases of U.S. government obligations	–	–	11,312,547
Purchases of short-term securities	1,076,385,190	1,801,342,601	529,487,873
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	215,707,477	148,225,670	14,910,230
Proceeds from maturities and sales of U.S. government obligations	–	–	5,223,911
Proceeds from maturities and sales of short-term securities	1,072,416,092	1,800,329,300	530,433,254

	Micro Cap Growth Portfolio	Mid Cap Growth Portfolio	Mortgage Securities Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$35,362,660	$23,281,614	$7,068,496
Purchases of U.S. government obligations	–	–	35,875,757
Purchases of short-term securities	478,214,593	611,629,668	438,797,483
Purchases of options	–	87,008	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	33,914,528	5,186,298	4,042,375
Proceeds from maturities and sales of U.S. government obligations	–	–	38,204,605
Proceeds from maturities and sales of short-term securities	478,153,000	608,125,000	437,340,106
Proceeds from options	–	90,392	–

	Real Estate Securities Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$30,973,453	$236,951,047	$502,338,130
Purchases of U.S. government obligations	–	–	–
Purchases of short-term securities	220,706,111	2,014,487,426	3,309,308,929
Purchases of options	–	169,581	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	13,815,929	285,011,628	577,877,157
Proceeds from maturities and sales of U.S. government obligations	–	–	–
Proceeds from maturities and sales of short-term securities	220,862,000	2,008,492,131	3,298,047,407
Proceeds from options	–	43,835	–

	Small Cap Value Portfolio	Value Portfolio

Purchases of investment securities, excluding short-term and U.S. government obligations	$242,899,920	$249,702,831
Purchases of U.S. government obligations	–	–
Purchases of short-term securities	884,961,875	972,356,007
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	231,406,023	280,730,698
Proceeds from maturities and sales of U.S. government obligations	–	–
Proceeds from maturities and sales of short-term securities	889,393,371	965,719,018

For Federal income tax purposes, cost of investments owned at December 31, 2006 and the related unrealized appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Asset Strategy Portfolio	$532,311,776	$69,654,785	$1,647,981	$68,006,804
Balanced Portfolio	461,630,058	104,637,315	2,919,499	101,717,816
Bond Portfolio	210,967,339	2,867,618	2,913,407	(45,789)
Core Equity Portfolio	612,484,980	131,722,602	2,020,191	129,702,411
Dividend Income Portfolio	69,851,858	12,154,422	125,207	12,029,215
Energy Portfolio	7,222,125	269,584	444,970	(175,386)
Global Natural Resources Portfolio	79,356,359	11,670,672	868,609	10,802,063
Growth Portfolio	927,262,196	254,485,773	10,496,739	243,989,034
High Income Portfolio	197,092,404	6,436,126	3,653,830	2,782,296
International Growth Portfolio	186,529,856	58,896,115	1,242,150	57,653,965
International Value Portfolio	416,252,773	167,689,319	261,741	167,427,578
Limited-Term BondPortfolio	69,724,383	104,480	843,379	(738,899)
Micro Cap Growth Portfolio	49,436,337	14,862,062	3,864,820	10,997,242
Mid Cap Growth Portfolio	34,214,327	3,686,720	763,212	2,923,508
Money MarketPortfolio	69,563,169	–	–	–
Mortgage Securities Portfolio	32,155,145	126,913	359,683	(232,770)
Real Estate Securities Portfolio	45,669,723	13,908,518	55,437	13,853,081
Science and Technology Portfolio	270,434,893	90,784,744	11,040,960	79,743,784
Small Cap Growth Portfolio	477,326,946	97,942,225	18,867,101	79,075,124
Small Cap Value Portfolio	177,364,893	22,517,854	2,575,250	19,942,604
Value Portfolio	302,631,042	78,611,385	3,857,115	74,754,270

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Portfolios' distributed and undistributed earnings and profit for the fiscal period ended December 31, 2006 and the related Capital Loss Carryover and Post-October activity were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio

Net ordinary income	$19,772,789	$7,820,983	$9,416,547
Distributed ordinary income	13,120,091	7,700,092	9,299,916
Undistributed ordinary income	6,751,716	120,891	116,818
Realized long-term capital gains	91,620,112	1,094,023	–
Distributed long-term capital gains	80,680,979	1,888,341	63,796
Undistributed long-term capital gains	10,938,133	103	–
Capital loss carryover	–	–	1,975,245
Post-October losses deferred	–	–	65,163

	Core Equity Portfolio	Dividend Income Portfolio	Energy Portfolio

Net ordinary income	$6,697,266	$987,157	$43,995
Distributed ordinary income	6,399,761	969,965	35,006
Undistributed ordinary income	297,771	17,192	8,989
Realized long-term capital gains	53,037,843	724,885	–
Distributed long-term capital gains	20,679,620	394,291	–
Undistributed long-term capital gains	32,358,224	330,594	–
Capital loss carryover	–	–	–
Post-October losses deferred	–	–	–

	Global Natural Resources Portfolio	Growth Portfolio	High Income Portfolio

Net ordinary income	$3,298,042	$13,100	$14,307,329
Distributed ordinary income	2,983,566	–	13,999,842
Undistributed ordinary income	400,775	–	307,545
Realized long-term capital gains	607,935	–	–
Distributed long-term capital gains	452,115	–	–
Undistributed long-term capital gains	155,821	–	–
Capital loss carryover	–	–	1,010,945
Post-October losses deferred	–	–	–

	International Growth Portfolio	International Value Portfolio	Limited- Term Bond Portfolio

Net ordinary income	$1,846,6898	$15,262,485	$2,591,207
Distributed ordinary income	1,400,018	12,663,235	2,500,000
Undistributed ordinary income	446,704	2,599,249	91,269
Realized long-term capital gains	–	46,358,687	–
Distributed long-term capital gains	–	36,310,443	–
Undistributed long-term capital gains	–	10,048,244	–
Capital loss carryover	–	–	–
Post-October losses deferred	–	–	–

	Micro Cap Growth Portfolio	Mid Cap Growth Portfolio	Money Market Portfolio

Net ordinary income	$–	$115,089	$2,583,112
Distributed ordinary income	–	136,264	2,582,409
Undistributed ordinary income	–	2,928	4,752
Realized long-term capital gains	–	–	–
Distributed long-term capital gains	–	–	–
Undistributed long-term capital gains	–	–	–
Capital loss carryover	–	51,981	–
Post-October losses deferred	–	–	–

	Mortgage Securities Portfolio	Real Estate Securities Portfolio	Science and Technology Portfolio

Net ordinary income	$1,344,349	$929,652	$–
Distributed ordinary income	1,339,988	697,127	–
Undistributed ordinary income	4,361	232,525	–
Realized long-term capital gains	–	1,350,828	14,188,312
Distributed long-term capital gains	–	1,133,548	9,599,309
Undistributed long-term capital gains	–	386,578	4,589,004
Capital loss carryover	167,905	–	–
Post-October losses deferred	2,319	–	–

	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio

Net ordinary income	$–	$12,927,576	$7,406,860
Distributed ordinary income	–	10,112,871	6,114,849
Undistributed ordinary income	–	3,005,620	1,292,012
Realized long-term capital gains	56,300,561	6,415,848	13,999,200
Distributed long-term capital gains	52,470,598	5,620,644	12,439,246
Undistributed long-term capital gains	4,439,219	795,204	1,559,954
Capital loss carryover	–	–	–
Post-October losses deferred	–	–	–

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital Loss Carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio

December 31, 2008	$–	$1,674,016	$–	$–
December 31, 2009	–	20,192,432	–	630,890
December 31, 2010	–	–	–	3,320,170
December 31, 2014	–	–	1,975,245	–

Total carryover	$–	$21,866,448	$1,975,245	$3,951,060

	Dividend Income Portfolio	Energy Portfolio	Global Natural Resources Portfolio	Growth Portfolio

December 31, 2008	$–	$–	$–	$43,092,890
December 31, 2009	–	–	–	29,515,634
December 31, 2010	–	–	–	27,508,573
December 31, 2011	–	–	–	5,393,125

Total carryover	$–	$–	$–	$105,510,222

	High Income Portfolio	International Growth Portfolio	International Value Portfolio	Limited- Term Bond Portfolio

December 31, 2008	$9,209,777	$–	$–	$–
December 31, 2009	9,637,801	–	–	–
December 31, 2010	13,911,720	10,819,964	–	181,704
December 31, 2011	–	10,822,425	–	–
December 31, 2012	–	–	–	73,128
December 31, 2013	–	–	–	118,406
December 31, 2014	1,101,945	–	–	–

Total carryover	$33,861,243	$21,642,389	$–	$373,238

	Micro Cap Growth Portfolio	Mid Cap Growth Portfolio	Mortgage Securities Portfolio	Real Estate Securities Portfolio

December 31, 2010	$4,723,037	$–	$–	$–
December 31, 2013	–	–	95,073	–
December 31, 2014	–	51,981	167,905	–

Total carryover	$4,723,037	$51,981	$262,978	$–

	Science and Technology Portfolio	Small Cap Growth Portfolio	Small Cap Value Portfolio	Value Portfolio

December 31, 2009	$–	$20,376,371	$–	$–
December 31, 2010	–	10,215,239	–	–

Total carryover	$–	$30,591,610	$–	$–

Advantus Core Equity Portfolio was merged into Target Core Equity Portfolio as of September 22, 2003. At the time of the merger, Advantus Core Equity Portfolio had capital loss carryovers available to offset future gains of the Target Core Equity Portfolio. These carryovers are limited to $987,765 for each period ending from December 31, 2007 through 2010 plus any unused limitations from prior years.

Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio were merged into Target Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Growth Portfolio and Advantus Capital Appreciation Portfolio had capital loss carryovers available to offset future gains of the Target Growth Portfolio. These carryovers are limited to $10,461,247 and $7,747,159, respectively, for each period ending from December 31, 2007 through 2009 and $2,114,422 and $7,747,159, respectively, for the period ending December 31, 2010 plus any unused limitations from prior years and the amount of certain built-in gains realized, if any.

Advantus Small Company Growth Portfolio was merged into Target Small Cap Growth Portfolio as of September 22, 2003. At the time of the merger, Advantus Small Company Growth Portfolio had capital loss carryovers available to offset future gains of the Target Small Cap Growth Portfolio. These carryovers are limited to $7,647,902 for each period ending from December 31, 2007 through 2010 plus any unused limitations from prior years.

NOTE 5 - Options

Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. For the Portfolio, when a written put option is exercised, the cost basis of the securities purchased by the Portfolio is reduced by the amount of the premium received.

For Asset Strategy Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	–	$–
Options written	1,369	139,258
Options terminated in closing purchase transactions	(–)	(–)
Options exercised	(–)	(–)
Options expired	(1,369)	(139,258)

Outstanding at December 31, 2006	–	$–

For Mid Cap Growth Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	40	$2,360
Options written	1,131	98,186
Options terminated in closing purchase transactions	(886)	(77,687)
Options exercised	(–)	(–)
Options expired	(283)	(22,525)

Outstanding at December 31, 2006	2	$334

For Mid Cap Growth Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	–	$–
Options written	21	1,764
Options terminated in closing purchase transactions	(–)	(–)
Options exercised	(–)	(–)
Options expired	(21)	(1,764)

Outstanding at December 31, 2006	–	$–

For Science and Technology Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	–	$–
Options written	578	135,476
Options terminated in closing purchase transactions	(94)	(52,546)
Options exercised	(–)	(–)
Options expired	(–)	(–)

Outstanding at December 31, 2006	484	$82,930

For Value Portfolio, transactions in written call options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	778	$41,232
Options written	15,644	765,557
Options terminated in closing purchase transactions	(1,097)	(74,708)
Options exercised	(2,942)	(154,084)
Options expired	(9,095)	(472,465)

Outstanding at December 31, 2006	3,288	$105,532

For Value Portfolio, transactions in written put options were as follows:

	Number of Contracts	Premiums Received

Outstanding at December 31, 2005	1,488	$48,358
Options written	13,007	798,176
Options terminated in closing purchase transactions	(1,002)	(47,051)
Options exercised	(1,169)	(88,923)
Options expired	(11,154)	(630,470)

Outstanding at December 31, 2006	1,170	$80,090

NOTE 6 - Futures

No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount of cash or liquid securities equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Portfolio as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Portfolio uses futures to attempt to reduce the overall risk of its investments or to enhance returns.

NOTE 7 - Swaps

Each Portfolio may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Each Portfolio may enter into credit default, total return, variance and other swap agreements to: 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date; or 3) to attempt to enhance yield.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Each Portfolio may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. Each Portfolio may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction.

Swaps are marked-to-market daily based on valuations provided by a pricing vendor or a broker dealer. Changes in value are recorded as unrealized appreciation (depreciation) in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian or counterparty. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Entering into swap agreements involves certain risks. Among these are possible failure of the counterparty to fulfill its obligations, possible lack of liquidity, and unfavorable changes in interest rates or underlying investments.

NOTE 8 - Other Tax Information

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. International Growth Portfolio and International Value Portfolio elected to pass through to their shareholders $395,196 and $1,522,810, respectively, of creditable foreign taxes paid on income derived from sources within any foreign country or possession of the United States in the amounts of $4,561,788 and $17,531,301, respectively.

NOTE 9 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of W&R Target Funds, Inc. will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Fund, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
W&R Target Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Strategy Portfolio, Balanced Portfolio, Bond Portfolio, Core Equity Portfolio, Dividend Income Portfolio, Energy Portfolio, Global Natural Resources Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, International Value Portfolio, Limited-Term Bond Portfolio, Micro Cap Growth Portfolio, Mid Cap Growth Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, Real Estate Securities Portfolio, Science and Technology Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio (collectively the "Portfolios") comprising W&R Target Funds, Inc., as of December 31, 2006, and the related statements of operations for the periods then ended, the statements of changes in net assets and the financial highlights for the periods presented (except as noted below). These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the International Value Portfolio, Micro Cap Growth Portfolio and Small Cap Value Portfolio for the year ended December 31, 2002, were audited by other auditors whose report, dated February 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios of W&R Target Funds, Inc. as of December 31, 2006, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the periods presented (except as noted above in reference to the reports of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 15, 2007

The Board of Directors of W&R Target Funds, Inc.

Each of the individuals listed below serves as a director for the Fund (21 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (22 portfolios) and Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds is comprised of the portfolios in the Ivy Funds (14 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Corporation's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for W&R Target Funds, Inc. includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 1997	Professor of Law, Washburn University School of Law (1973 to present); Formerly, Dean, Washburn University School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 1997	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises; President, Liberty Memorial Association (2005 to present)	Advisory Director, UMB Northland Board (Financial Services)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 73	Director since 1998 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (2004 to present); Professor, University of Utah (until 2005)	None

Linda K. Graves 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 1995
First Lady of Kansas
(until 2003); President, LRC Development Corporation (2005 to present), real estate acquisitions management; Commissioner and Chairman, White House Commission on Presidential Scholars (2001 to 2006)
None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 1998
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1994 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); Consultant, MTV Associates (2004)

Director and Shareholder, Valliance Bank;
Chairman and Director, Ivy Funds, Inc. (12 portfolios overseen); Chairman and Trustee, Ivy Funds (14 portfolios overseen); Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 1988	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 1986	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanagan Suelthaus L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 53	Director since 1996	Shareholder/Director, Polsinelli Shalton Flanagan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc. (12 portfolios overseen); Trustee, Ivy Funds (14 portfolios overseen)

Frederick Vogel III 6300 Lamar Avenue Overland Park, KS 66202 Age: 71	Director since 1986
Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
None

Interested Director

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 1998 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc. (12 portfolios overseen); Trustee, Ivy Funds (14 portfolios overseen); Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006
Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 42	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Chief Compliance Officer since 2004	Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)	None

Theodore W. Howard 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Vice President since 1987 Principal Financial Officer since 2002
Senior Vice President of WRSCO (2001 to present); Vice President (1987 to present); Treasurer and Principal Accounting Officer (1976 to 2006), and Principal Financial Officer (2002 to present) of each of the funds in the Fund Complex
None

Renewal of Investment Management Agreement for W&R Target Funds, Inc. and Investment Subadvisory Agreements for Certain Portfolios

At their meeting on August 28, 29 and 30, 2006, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Investment Management Agreement ("Management Agreement") between WRIMCO and the Corporation as to each of its Portfolios and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a "Subadvisory Agreement") between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Directors were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of the Management Agreement and the Subadvisory Agreements.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request ("Request Letter") for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements. WRIMCO and each subadvisor provided materials to the Directors that included responses to the Request Letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating continuation of the Management Agreement and Subadvisory Agreements. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to each Portfolio's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, "W&R") to each Portfolio. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services Provided to the Portfolios

The Directors considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement and also the overall fairness of the Management Agreement as to each Portfolio and, as applicable, the Subadvisory Agreements.

The Directors considered WRIMCO's and each subadvisor's research and portfolio management capabilities and that W&R also provides oversight of day-to-day Portfolio operations, including Portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's and, as applicable, each subadvisor's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure, as well as WRIMCO's supervisory activities over each subadvisor.

Portfolio Performance, Management Fee and Expense Ratio. The Directors considered each Portfolio's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. Each Portfolio's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Portfolio and also considered each Portfolio's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of each Portfolio's management fees at various asset levels, which, except for Money Market Portfolio, reflected breakpoints in the management fee structure, and average account size information. In addition, the Directors considered, for each Portfolio, the investment management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Similar Funds"). The Directors also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable(or their respective affiliates), by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio ("Other Accounts").

Additional Considerations with Respect to Each Portfolio

Asset Strategy Portfolio

The Directors considered that W&R Target Asset Strategy Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Balanced Portfolio

The Directors considered that W&R Target Balanced Portfolio's total return performance was higher than the peer group median for the one-, five-, and seven-year periods and the Lipper index for the seven-year period and was equal to the peer group median for the ten-year period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Bond Portfolio

The Directors considered that W&R Target Bond Portfolio's total return performance was lower than the peer group median and the Lipper index for most periods. The Directors also considered the information in WRIMCO's response to the Request Letter explaining that the Portfolio's relative performance appears to reflect its total return orientation, in contrast to the more income-oriented nature of funds in its peer group, and that it continued to be managed conservatively, which also affected its performance relative to its peer group.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were higher than, and at other asset levels were lower than, the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity Portfolio

The Directors considered that W&R Target Core Equity Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Income Portfolio

The Directors considered that W&R Target Dividend Income Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of May 31, 2006.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group, except for an asset level at which the Portfolio's effective management fees were lower. The Directors considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the most recent period.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Energy Portfolio

The Directors considered that W&R Target Energy Portfolio had commenced operations earlier in 2006 and, thus, was not included in the Lipper data. The Directors considered the information that they had received from W&R since the Portfolio's inception regarding the operations of the Portfolio.

The Directors noted that they considered the range and average of the management fees and expense ratios of a peer group of comparable funds when they approved the initial Management Agreement for the Portfolio. They considered that the Portfolio has breakpoints in its management fee schedule and that WRIMCO had waived its management fees from the Portfolio on any day that the Portfolio's assets did not exceed $25 million.

The Directors also considered that the Similar Funds had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Global Natural Resources Portfolio

The Directors considered that W&R Target Global Natural Resources Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of May 31, 2006. The Directors also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Mackenzie Financial Corporation.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Growth Portfolio

The Directors considered that W&R Target Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, five-, seven-, and ten-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income Portfolio

The Directors considered that W&R Target High Income Portfolio's total return performance was higher than the peer group median for the one-, three-, seven-, and ten-year periods, equal to the peer group median for the five-year period, and higher than the Lipper index for the one- and seven-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Growth Portfolio

The Directors considered that W&R Target International Growth Portfolio's total return performance was lower than the peer group median for the three- and five-year periods and lower than the Lipper index for the one-, three-, five-, and seven-year periods. The Directors noted that the Portfolio's performance had improved. The Directors also considered the information in WRIMCO's response to the Request Letter explaining that the Portfolio's prior underperformance is primarily related to its growth-oriented style, which generally has been out of favor for the past several years.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Value Portfolio

The Directors considered that W&R Target International Value Portfolio's total return performance was higher than the peer group median and the Lipper index for the three-, five-, seven-, and ten-year periods. The Directors also considered supplemental materials prepared by Lipper at the request of WRIMCO that showed that the Portfolio's total return performance, when compared to a different Lipper category of international funds, was higher than the peer group median and the Lipper index for the three-, five-, and seven-year periods and was higher than the peer group median for the ten-year period. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Templeton Investment Counsel, LLC.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels generally were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was higher than the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were lower than the subadvisory fees for the Portfolio. The Directors considered that the subadvisor had explained that certain of its Other Accounts have lower fees because those relationships precede WRIMCO's relationship with the subadvisor and/or are larger in size. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Limited-Term Bond Portfolio

The Directors considered that W&R Target Limited-Term Bond Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-, three-, five-, and seven-year periods. The Directors considered the information provided by WRIMCO in the discussion at the meeting, explaining that the Portfolio's conservative approach to bond maturities over the past two years had adversely affected the Portfolio's performance and that its performance would have benefited from holding longer-term securities, particularly in the past year.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was equal to the peer group median and that the overall expense ratio was lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Micro Cap Growth Portfolio

The Directors considered that W&R Target Micro Cap Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-, three-, and seven-year periods. The Directors also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Wall Street Associates.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mid Cap Growth Portfolio

The Directors considered that W&R Target Mid Cap Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the one-year period for which such information was provided, since the Portfolio did not have a three-year performance record as of May 31, 2006.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group. The Directors also considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the most recent period.

The Directors also considered that the Similar Funds had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Money Market Portfolio

The Directors considered that W&R Target Money Market Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. The Directors also considered the information in WRIMCO's response to the Request Letter explaining that the Portfolio was managed conservatively, which affected the performance of the Fund relative to its peer group.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that the Portfolio's effective management fees at certain asset levels were lower than, and at other asset levels were higher than, the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Mortgage Securities Portfolio

The Directors considered that W&R Target Mortgage Securities Portfolio's total return performance was higher than the peer group median for the one-year period for which such information was provided, since the Portfolio did not have a three-year performance record as of May 31, 2006. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Advantus Capital Management, Inc. ("Advantus Capital").

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was lower than the peer group median and that the overall expense ratio was higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Real Estate Securities Portfolio

The Directors considered that W&R Target Real Estate Securities Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of May 31, 2006. The Directors considered the information provided by WRIMCO in the discussion at the meeting, explaining that WRIMCO believes that the Portfolio's slight underperformance is preferable to the subadvisor's taking greater risk in seeking to achieve higher returns. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with the Portfolio's subadvisor, Advantus Capital.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors also concluded that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Science and Technology Portfolio

The Directors considered that W&R Target Science and Technology Portfolio's total return performance was higher than the peer group median for the one-, three-, five-, and seven-year periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were equal to the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were lower than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Small Cap Growth Portfolio

The Directors considered that W&R Target Small Cap Growth Portfolio's total return performance was higher than the peer group median and the Lipper index for the ten-year period and higher than the peer group median for the five- and seven-year periods. The Directors also considered the information provided by WRIMCO, both in its response to the Request Letter and in the discussion at the meeting, explaining that certain stock selections in a volatile small cap growth stock universe - generally, the Portfolio's investment in higher quality stocks, its underweighting in the semiconductor, machinery and real estate sectors, and its holdings in two issuers that experienced business interruptions - had adversely affected the Portfolio's performance over the past twelve months, which in turn had been primarily responsible for its underperformance in the more recent periods.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at certain asset levels were lower than, and at two asset levels were equal to, the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Similar Funds or Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value Portfolio

The Directors considered that W&R Target Small Cap Value Portfolio's total return performance was lower than the peer group median and the Lipper index for the one-, three-, and five-year periods and lower than the peer group median for the seven-year period. The Directors also considered the information provided by WRIMCO, both in its response to the Request Letter and in the discussion at the meeting, explaining that the Portfolio's investment in higher quality stocks had adversely affected the Portfolio's performance and noting that the subadvisor, BlackRock Financial Management, Inc. ("BFM"), had been the Portfolio's subadvisor for approximately a year and one-half and had been in the process of making adjustments to the Portfolio's portfolio.

The Directors considered that BFM's parent company had announced its plan to combine its business with the investment management business of Merrill Lynch & Co., Inc. in the third quarter of 2006 and that an interim subadvisory agreement ("Interim Agreement") and a new subadvisory agreement ("Proposed Agreement") between WRIMCO and an affiliate of BFM, BlackRock Capital Management, Inc. ("BCM"), with respect to the Portfolio were also being presented for approval by the Disinterested Directors and Board of Directors of the Corporation. The Directors noted that WRIMCO recommended the continuance of the Subadvisory Agreement with BFM as well as approval of the Interim and Proposed Agreements with BCM.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee was lower than the peer group median and that the overall expense ratio was higher than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio's advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio's) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered that the Other Accounts managed by the subadvisor had average advisory fees that were higher than the sub-advisory fees for the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Fund and the Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Value Portfolio

The Directors considered that W&R Target Value Portfolio's total return performance was lower than the peer group median and the Lipper index for the one- and three-year periods. The Directors also considered the information provided by WRIMCO, both in its response to the Request Letter and in the discussion at the meeting, explaining that the Portfolio's underweighting in energy stocks, its pure "value" style, and its investment in higher quality stocks had adversely affected its performance over the past twelve months, which in turn had resulted in its underperformance for the recent periods. The Directors also considered WRIMCO's discussion at the meeting regarding its evaluation of the portfolio management resources available for the Portfolio.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Portfolio's management fee and overall expense ratio were lower than the peer group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio's effective management fees at various asset levels were higher than the asset-weighted average for its peer group.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio's advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Directors considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio's management fee.

Profitability and Economies of Scale

The Directors also considered that each Portfolio's (except Money Market Portfolio's) management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Directors also considered the management fee rate reductions to be effective October 1, 2006, for Asset Strategy Portfolio, Bond Portfolio, Core Equity Portfolio, Growth Portfolio, High Income Portfolio, International Growth Portfolio, Limited-Term Bond Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, Science and Technology Portfolio, and Value Portfolio and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Directors considered specific data as to WRIMCO's profit or loss with respect to the Portfolio for a recent period. The Directors also considered WRIMCO's methodology for determining this data. In addition, the Directors considered the soft dollar arrangements with respect to each Portfolio's portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio's Subadvisory Agreement, the Directors considered the best interests of the Portfolio and the overall fairness of the proposed Management Agreement and, as applicable, the Subadvisory Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

•	the performance of the Portfolio compared with the average performance of a peer group of comparable funds and with relevant indices;
•	the Portfolio's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
•	the existence or appropriateness of breakpoints in the Portfolio's management fees;
•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
•	the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that each Portfolio's Management Agreement and, as applicable, its Subadvisory Agreement is fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement was in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except with respect to Limited-Term Bond Portfolio, Real Estate Securities Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio, the performance of the Portfolio was satisfactory; with respect to Limited-Term Bond Portfolio, Real Estate Securities Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Value Portfolio, although the performance of the Portfolio was not satisfactory, that did not preclude continuance of the Management Agreement for the Portfolio; it retained confidence in WRIMCO's overall ability to manage the Portfolio; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market Portfolio), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

Annual Privacy Notice

Waddell & Reed, Inc. and W&R Target Funds, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) to your financial advisor.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures W&R Target Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

•	On the SEC's website at www.sec.gov.
•	For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
•	On Waddell & Reed's website at www.waddell.com.

This page is for your notes and calculations.

THE W&R TARGET FUNDS FAMILY

Global/International Funds
International Growth Portfolio
International Value Portfolio

Domestic Equity Funds
Core Equity Portfolio
Dividend Income Portfolio
Growth Portfolio
Micro Cap Growth Portfolio
Mid Cap Growth Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Value Portfolio

Fixed Income Funds
Bond Portfolio
High Income Portfolio
Limited-Term Bond Portfolio
Mortgage Securities Portfolio

Money Market Funds
Money Market Portfolio

Specialty Funds
Asset Strategy Portfolio
Balanced Portfolio
Energy Portfolio
Global Natural Resources Portfolio
Real Estate Securities Portfolio
Science and Technology Portfolio

FOR MORE INFORMATION:

 Contact your financial advisor, or your local office as listed on your Account Statement, or contact:

United Investors Life		Securian Financial Services, Inc.
Variable Products Division	or	400 Robert Street North
P.O. Box 156		St. Paul, MN 55101-2098
Birmingham, AL 35201-0156		1.888.237.1838
205.325.4300		or
or		Call 1.888.WADDELL
Nationwide Financial, Inc.
P.O. Box 182449
One Nationwide Plaza
Columbus, OH 43218-2449
1.888.867.5175

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of W&R Target Funds, Inc. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the W&R Target Funds, Inc. current prospectus as well as the variable product prospectus.

NUR1016A (12-06)

ITEM 2. CODE OF ETHICS

(a)

As of December 31, 2006, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2005	$169,700
	2006	197,550

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2005	$10,600
	2006	5,800

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2005	$44,500
	2006	52,200

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2005	$5,090
	2006	4,810

	These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$60,190 and $62,810 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $174,517 and $174,050 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W&R Target Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 9, 2007

By /s/Theodore W. Howard
Theodore W. Howard, Principal Financial Officer

Date: March 9, 2007